     As filed with the Securities and Exchange Commission on April 29, 2008

                                                      Registration Nos. 33-54126
                                                                       811-07332

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                        Pre-Effective Amendment No.                [_]

                       Post-Effective Amendment No. 66             [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                              Amendment No. 70                         [X]

                                   ----------

                         BARCLAYS GLOBAL INVESTORS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                400 Howard Street
                             San Francisco, CA 94105
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: 1-877-244-1544

                                   ----------

                     c/o State Street Bank and Trust Company
                              200 Clarendon Street
                                Boston, MA 02116
                     (Name and Address of Agent for Service)

                                   ----------

                                 With a copy to:

                                Leonard A. Pierce
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                                Boston, MA 02109

                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)

[X]  on May 1, 2008 pursuant to paragraph (b)

[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  on - pursuant to paragraph (a)(1) of Rule 485

[_]  75 days after filing pursuant to paragraph (a)(2)

[_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            PROSPECTUS MAY 1, 2008

BOND INDEX FUND

S&P 500 STOCK FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                        BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents


Investment Objectives .      1
Summary of Principal         2
Investment Strategies
Summary of Principal         3
Risk Factors
Investment Returns ....      5
Fees and Expenses .....      7
A Further Discussion
of Principal Investment
Strategies ............      8
A Further Discussion         9
of Principal Risk
Factors
Management of the           13
Funds
Shareholder                 16
Information
Financial Highlights ..     22


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                                                                              i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives(1)

BOND INDEX FUND

The Bond Index Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers U.S. Aggregate Index.(2) The Fund's investment objective may be changed by its Board of Trustees without shareholder approval.

S&P 500 STOCK FUND(3)


The S&P 500 Stock Fund seeks to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Stock Index ("S&P 500 Index"). The Fund's investment objective may be changed by its Board of Trustees without shareholder approval.


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(1) Each of the Bond Index Fund and the S&P 500 Stock Fund (each, a "Fund" and collectively, the "Funds") invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

(2) Lehman Brothers, Inc. ("Lehman Brothers") does not sponsor, endorse, sell or promote the Bond Index Fund or the Bond Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A. ("BGI"), Barclays Global Fund Advisors ("BGFA"), the Bond Index Fund or its Master Portfolio. Lehman Brothers makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Bond Index Fund or its Master Portfolio.


(3) Standard & Poor's ("S&P") does not sponsor, endorse, sell or promote the S&P 500 Stock Fund or the S&P 500 Index Master Portfolio, nor is it affiliated in any way with BGI, BGFA, the S&P 500 Stock Fund or its Master Portfolio. "Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," and "S&P 500(Reg.
     TM)" are trademarks of The McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund and its Master Portfolio. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the S&P 500 Stock Fund or its Master Portfolio.


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                                                                              1

Summary of Principal Investment Strategies

BOND INDEX FUND


The Bond Index Fund pursues its investment objective by seeking to match the total return performance of the Lehman Brothers U.S. Aggregate Index, which is composed of approximately 9,200 fixed income securities. The fixed income securities that comprise the Lehman Brothers U.S. Aggregate Index include U.S. government securities and investment grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Fund invests in a representative sample of these securities. Securities are selected for investment by the Fund in accordance with their relative proportion within the Lehman Brothers U.S. Aggregate Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors. BGFA, the investment adviser to the Master Portfolio in which the Fund invests, considers investments that provide substantially similar exposure to securities in the Lehman Brothers U.S. Aggregate Index to be investments comprising the Bond Index Fund's benchmark index.


S&P 500 STOCK FUND

The S&P 500 Stock Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The S&P 500 Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The component stocks are weighted according to the total float-adjusted market value of their outstanding shares (I.E., they are weighted according to the public float which is the total market value of their outstanding shares readily available to the general marketplace for trading purposes). The percentage of the Fund's assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

BOND INDEX FUND AND S&P 500 STOCK FUND

No attempt is made to manage the Funds using economic, financial and market analysis. Each Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its respective benchmark index. Under normal circumstances, at least 90% of the value of each Fund's assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising such Fund's benchmark index, which, for the Bond Index Fund, are considered "bonds." Each Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BGFA.

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2  BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the Funds could lose money or the Funds' performance could trail that of other investments.

RISKS OF INVESTING IN THE BOND INDEX FUND

The value of your investment in the Bond Index Fund is based on the value of the bonds in which the Fund invests. The value of the bonds may fall because of a rise in interest rates or in response to economic events or trends. The value of individual bonds may fall with the decline in an issuer's real or apparent ability to meet its financial obligations. An issuer of a bond may be unable to make interest payments or repay principal on time and the bond could lose all or some of its value, or pay less interest.

Borrowers may prepay their mortgages or loans faster than expected (which is commonly referred to as "prepayment risk"), thereby affecting the security's average life and potentially its yield. Borrowers may extend the repayment of their mortgages or loans for longer periods than expected (which is commonly referred to as "extension risk"), thereby affecting the security's average life and potentially its yield. Prepayment risk and extension risk are particularly applicable to mortgage-backed and asset-backed securities in which the Bond Index Fund may invest.

BGFA makes no attempt to select securities individually, based on their fundamental characteristics, because the Bond Index Fund is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the Lehman Brothers U.S. Aggregate Index. The performance of the securities that BGFA selects may not match the performance of the Lehman Brothers U.S. Aggregate Index.

As with all mutual funds, the Bond Index Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

RISKS OF INVESTING IN THE S&P 500 STOCK FUND

The value of your investment in the S&P 500 Stock Fund is based on the values of the stocks in which the Fund invests. The values of stocks may fall in response to economic events or trends. The values of individual stocks may fall with the decline in an issuer's financial condition or prospects.

BGFA makes no attempt to select securities individually, based on their fundamental characteristics, because the S&P 500 Stock Fund is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index.

As with all mutual funds, the S&P 500 Stock Fund must maintain cash balances to meet redemption requests, which may lower its overall performance.

An investment in the Bond Index Fund or the S&P 500 Stock Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                                                                               3

WHO MAY WANT TO INVEST IN THE FUNDS

The Funds are designed for investors who desire a convenient way to invest either in bonds issued in the United States (the Bond Index Fund) or a broad spectrum of U.S. large-cap stocks (the S&P 500 Stock Fund). Although these markets have increased in value over the long-term, they fluctuate and have also decreased in value over shorter time periods. This volatility is particularly characteristic of stocks.

The Funds do not by themselves constitute a balanced investment program. Diversifying your investments by buying shares in both Funds or in other funds may improve your long-term return as well as reduce volatility.

For additional information on risks, see the "A Further Discussion of Principal Risk Factors" section of this Prospectus.

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4  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts show the return of each Fund for each of the last 10 calendar years. The average annual total return table (before and after taxes) compares each Fund's average annual total return to those of a corresponding index for various periods of time. How the Funds have performed in the past (before and after taxes) is not necessarily an indication of how the Funds will perform in the future.

BOND INDEX FUND

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998    9.34%
1999    -2.69%
2000   11.76%
2001    8.80%
2002    9.90%
2003    3.92%
2004    4.05%
2005    2.12%
2006    4.76%
2007    7.16%

The best calendar quarter return during the years shown above was 5.05% in the 3rd quarter of 1998; the worst was -2.50% in the 2nd quarter of 2004.

S&P 500 STOCK FUND

                YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998    28.41%
1999    20.59%
2000     -9.34%
2001    -12.11%
2002    -22.20%
2003    28.37%
2004    10.67%
2005     4.72%
2006    15.60%
2007    5.39%

The best calendar quarter return during the years shown above was 21.31% in the 4th quarter of 1998; the worst was -17.29% in the 3rd quarter of 2002.

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                                                                               5

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2007

                                1 YEAR        5 YEARS       10 YEARS
                              ----------     ---------     ---------
BOND INDEX FUND
  Return Before Taxes             7.16%         4.39%         5.83%
  Return After Taxes on           5.17%         2.55%         3.62%
  Distributions(1)
  Return After Taxes on           4.61%         2.65%         3.61%
Distributions and Sale
  of Fund Shares(1)
LEHMAN BROTHERS U.S.
  AGGREGATE INDEX
(reflects no deduction            6.97%         4.42%         5.97%
  for fees, expenses or
  taxes)
S&P 500 STOCK FUND
  Return Before Taxes             5.39%        12.63%         5.69%
  Return After Taxes on           5.04%        12.24%         4.56%
  Distributions(1)
  Return After Taxes on           3.81%        10.95%         4.46%
Distributions and Sale
  of Fund Shares(1)
S&P 500 INDEX
(reflects no deduction            5.49%        12.83%         5.91%
  for fees, expenses or
  taxes)

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(1) After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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6  BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in either the Bond Index Fund or the S&P 500 Stock Fund. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

      ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Fund Assets)

                              BOND INDEX       S&P 500
                                 FUND         STOCK FUND
                             ------------    -----------
Management fees                   0.08%          0.05%
Other expenses                    0.20%          0.16%
(Administration fees;
Independent
  Expenses(1))
Total annual Fund                 0.28%          0.21%
operating expenses(1),
  (2)
Less fee waivers and/or          (0.05)%        (0.01)%
expense
  reimbursements(1)
Net expenses(1), (2), (3)         0.23%          0.20%

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(1) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BGI and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

(2) Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.

(3) The Funds' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

EXAMPLE


The example below is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that total operating expenses remain the same and that the contractual fee waivers and reimbursements with BGFA and BGI are in effect for one year.


THE FUNDS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        --------     ---------     ---------     ---------
Bond Index Fund           $ 24          $ 85         $ 152         $ 351
S&P 500 Stock Fund        $ 20          $ 67         $ 117         $ 267

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                                                                               7

A Further Discussion of Principal Investment Strategies

Each Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Fund's benchmark index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of a Fund's net assets increased or decreased exactly as the total return of the Fund's benchmark index increased or decreased. A Fund's ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund's expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund's benchmark index is calculated; the size of the Fund's investment portfolio; and the timing, frequency and size of shareholder purchases and redemptions.

The S&P 500 Stock Fund seeks to replicate the total return performance of the S&P 500 Index by investing the Fund's assets so that the percentage of Fund assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index. The Bond Index Fund utilizes sampling techniques that are designed to allow the Fund to substantially duplicate the investment performance of the Lehman Brothers U.S. Aggregate Index. However, the Bond Index Fund is not expected to track the Lehman Brothers U.S. Aggregate Index with the same degree of accuracy that complete replication of the Index would provide. In addition, at times, the portfolio composition of each Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the index that each Fund tracks.

Each Fund also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. Each Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index.

INVESTING IN INDEXES

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market or market segment. One way an index fund seeks to match an index's performance, before fees and expenses, is by buying and selling all of the index's securities in the same proportion as they are reflected in the index. This is what the S&P 500 Stock Fund does.


Since, as of March 31, 2008, there were over 9,200 securities included in the Lehman Brothers U.S. Aggregate Index, as a practical matter, it would be inefficient for the Bond Index Fund to hold each security included in the Index. The Fund can, however, substantially replicate the Index's profile by holding a representative sample of securities in the Index. It may, for example, hold U.S. government obligations and corporate bonds in a similar proportion to the Lehman Brothers U.S. Aggregate Index. And it can match certain Index features such as:


[_] Average time to maturity for both government and corporate securities;

[_] Securities' coupon rates, which are the interest rates securities pay based on their face values;

[_] Economic sectors represented by securities;

[_] Credit quality of securities; and

[_] Whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity.

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8  BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in "Principal Risk Factors," the Funds have the following risks.

EQUITY SECURITIES

The equity investments in which the S&P 500 Stock Fund generally invests are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Different parts of the equity market and different types of equity securities, however, can fluctuate separately in response to issuer, political, market and economic developments.

DEBT SECURITIES


The debt instruments in which the Bond Index Fund generally invests are subject to credit and interest-rate risks. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests. The value of the debt instruments generally changes inversely to changes in market interest rates. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The Fund's exposure to interest-rate risk will increase to the extent the Fund's assets are invested in long-term bonds, because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Bond Index Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Bond Index Fund's income. Although some of the Fund's portfolio securities are guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to interest-rate risk and the market value of those securities will fluctuate. Certain securities issued by U.S. government-sponsored entities, such as Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal Home Loan Banks ("FHLBs"), are not guaranteed by the U.S. government. Furthermore, no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. The risks of mortgage pass-through securities, mortgage-backed securities and asset-backed securities in which the Bond Index Fund invests are described below.


MORTGAGE PASS-THROUGH SECURITIES

Mortgage pass-through securities are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association, or by one of several U.S. government-sponsored enterprises, such as FNMA, or FHLMC, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro-rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.


A significant portion of the Lehman Brothers U.S. Aggregate Index (38.94% as of March 31,2008) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Bond Index Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Brothers U.S. Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.


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                                                                               9

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the pool. The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. The Bond Index Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. The Bond Index Fund may use TBA transactions in several ways. It may regularly enter into TBA agreements and "roll over" such agreements prior to the stipulated settlement date. In addition, the Bond Index Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Bond Index Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. The use of "TBA rolls" may cause the Bond Index Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are subject to additional risks besides interest-rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment's average life and yield.

The Bond Index Fund may obtain exposure to mortgage-backed securities through the use of TBA transactions, which involve a commitment to deliver mortgage-backed securities at a future date. In the event of default of bankruptcy of a counterparty to a TBA transaction, the Fund would be exposed to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-backed securities specified in the TBA transaction.

ASSET-BACKED SECURITIES

The risks of investments in asset-backed securities by the Bond Index Fund are ultimately dependent upon payment of the underlying loans by the individual borrowers (I.E., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Mortgage-Backed Securities" risks above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Fund generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

FOREIGN SECURITIES

Investing in the securities of issuers in any foreign country, including through American Depositary Receipts and European Depositary Receipts, involves special

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10 BARCLAYS GLOBAL INVESTORS FUNDS
risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

ISSUER-SPECIFIC CHANGES

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.


LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell. If a Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


SECURITIES SELECTION RISK

Because BGFA does not select individual companies in the index that each Fund tracks, the Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

TRACKING ERROR RISK

Certain factors may affect BGFA's ability to achieve close correlation with the index that each Fund tracks, such as Fund fees and expenses, maintaining of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies. Therefore, the return of a Fund may deviate from the Fund's benchmark index.

OTHER INVESTMENT CONSIDERATIONS

The Funds may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Funds may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves, which may have an adverse impact on the Funds' performance. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. In addition, the Funds may be required to pay additional collateral to a counterparty in a derivative transaction, which may also have an adverse impact on the Funds' performance. In the event that the marked-to-market value of any over-the-counter derivative transaction(s) entered into by the Funds gives rise to negative exposure (that is, if the relevant derivative transaction(s) were to be terminated, the Funds would owe money to the counterparty), the Funds may be required to post collateral to its counterparty in order to reduce or eliminate that negative exposure, which may have an adverse impact on the Funds' performance.

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                                                                              11

CONCENTRATION

Each Fund reserves the right to concentrate its investments (I.E., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent a Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

FOR A DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUNDS' MASTER PORTFOLIOS' PORTFOLIO HOLDINGS AND A FURTHER DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

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12 BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

INVESTMENT ADVISER

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive advisory fees at the following annual rates, which are percentages of the applicable Master Portfolio's average daily net assets.

                               ANNUAL
                         INVESTMENT ADVISORY
FUND                          FEE RATE
-------------------     --------------------
Bond Index Fund                  0.08%
S&P 500 Stock Fund               0.05%


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.


A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each Fund's semi-annual report for the 6-month period ending June 30.

PORTFOLIO MANAGERS

BOND INDEX FUND


Lee Sterne and Jeffrey Lenamon (the "Bond Index Portfolio Managers") are primarily responsible for the day-to-day management of the Bond Index Master Portfolio and act collaboratively on all aspects concerning the Bond Index Master Portfolio. Each Bond Index Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his portfolio management team with more limited responsibilities, but each Bond Index Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.


Mr. Sterne is an employee of BGFA and BGI and has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since August 1996.


Mr. Lenamon is an employee of BGFA and BGI and has been one of the Bond Index Portfolio Managers primarily responsible for the day-to-day management of the Bond Index Master Portfolio since April 2008. Mr. Lenamon has been a Portfolio Manager and Trader with BGFA and BGI since January 2008. Prior to joining BGI, Mr. Lenamon was a Portfolio Manager and Trader at Diversified Credit Investments from 2005 to 2007 and a Portfolio Manager and Trader at DZ Bank AG Deutsche Zentral-Genossenschaftsbank from 2001 to 2005.


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                                                                              13

S&P 500 STOCK FUND

Diane Hsiung and Greg Savage (the "S&P 500 Stock Portfolio Managers") are primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio and act collaboratively on all aspects concerning the S&P 500 Index Master Portfolio. Each S&P 500 Stock Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies, and overseeing members of his or her portfolio management team with more limited responsibilities, but each S&P 500 Stock Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.


Diane Hsiung is an employee of BGFA and BGI and, together with the other S&P 500 Stock Portfolio Manager, has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since January 1, 2008. Ms. Hsiung has been a senior portfolio manager for BGFA and BGI since 2007 and a portfolio manager for BGFA and BGI from 2002 to 2006.

Greg Savage, CFA is an employee of BGFA and BGI and, together with the other S&P 500 Stock Portfolio Manager, has been primarily responsible for the day-to-day management of the S&P 500 Index Master Portfolio since January 1, 2008. Mr. Savage has been a senior portfolio manager for BGFA and BGI since 2006 and a portfolio manager for BGFA and BGI from 2001 to 2006.


The Funds' SAI provides additional information about the Bond Index Portfolio Managers' and the S&P 500 Stock Portfolio Managers' compensation, other accounts they manage and their ownership of shares of the Funds that invest in the Master Portfolios for which they are portfolio managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the Funds' Administrator:

[_] Supervise the Funds' administrative operations;

[_] Provide or cause to be provided management reporting and treasury administration services;

[_] Financial reporting;

[_] Legal, blue sky and tax services;

[_] Preparation of proxy statements and shareholder reports; and

[_] Engaging and supervising shareholder servicing agents (the "Shareholder Servicing Agents") on behalf of the Funds.


BGI is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of each Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

The Shareholder Servicing Agents service individual and omnibus Fund accounts pursuant to agreements with the Funds and/or BGI. In addition to serving as agents of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.


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14 BARCLAYS GLOBAL INVESTORS FUNDS

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Funds' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. In addition, BGFA and/or BGI and/or the Funds' distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Funds' distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Funds' distributor, fees paid by BGI.


A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Funds' shareholder servicing arrangements can be found in the Funds' SAI, which is available upon request.

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                                                                              15

Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase Fund shares, you must:

[_] Invest through an employer-sponsored or individual retirement savings plan;

[_] Invest the proceeds rolled over from such retirement savings plan into an individual retirement account;


[_] Maintain an account with State Street Bank and Trust Company ("State Street"), the Funds' custodian, transfer agent and dividend disbursing agent, or with one of the Funds' Shareholder Servicing Agents; or


[_] Initially invest a minimum of $1 million directly through State Street (in certain situations this minimum initial investment may be reduced or waived; please contact your Shareholder Servicing Agent or State Street for more information).

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES

[_] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through an IRA, your IRA trustee or custodian is responsible for properly transmitting your purchase order to State Street. Your plan or IRA may impose an earlier deadline for purchase or redemption orders than the Funds, as described below. If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street.

[_] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

[_] QUALIFIED BUYER. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.

[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the Funds are open (a "Business Day") to purchase shares at that day's net asset value ("NAV"). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and any day on which the NYSE is closed for regular trading.

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16 BARCLAYS GLOBAL INVESTORS FUNDS

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES

[_] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[_] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.


You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, by such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.


The Funds generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven Business Days after the sale. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

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                                                                              17

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS


A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.



[_] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day. State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.(1)



[_] To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:


     State Street Bank and Trust Company
     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds
     Shareholder Account Name:
     Shareholder Account Number:
     Fund Numbers:
     1062 (Bond Index Fund)
     1072 (S&P 500 Stock Fund)


[_] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's number and your account and taxpayer identification numbers. All account signatories must sign the order.


[_] A direct buyer can ask State Street to wire proceeds directly to its designated bank account.(2)

[_] When a direct buyer purchases Fund shares and then quickly sells (E.G., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

----------
(1) The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2) To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

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18 BARCLAYS GLOBAL INVESTORS FUNDS

CALCULATING THE FUNDS' SHARE PRICE

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each Fund's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

FUND DISTRIBUTIONS

The S&P 500 Stock Fund makes distributions of its net investment income to investors every quarter. The Bond Index Fund makes distributions of its net investment income to shareholders every month. The Funds distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional Shares of that Fund, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN FUND SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each Fund invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing. The Bond Index Master Portfolio's Board of Trustees has adopted a policy pursuant to which BGI monitors for possible market timing activity in the Bond Index Master Portfolio. Due to the complexity and subjectivity involved in identifying market timing activity, there can be no assurance that BGI will identify all trades and trading practices that are market timing activity. BGI, however, monitors aggregate trades and seeks to work with intermediaries to address potential market timing activity that has a significant effect on the performance of the Bond Index Master Portfolio, and restrict or eliminate such activity where possible. The Bond Index Master Portfolio's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Bond Index Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Bond Index Master Portfolio's investment strategies.

The S&P 500 Index Master Portfolio's Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the S&P 500 Index Master Portfolio invests primarily in equity securities that are valued as of the same time that the net asset value of the S&P 500 Index Master Portfolio is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the S&P 500 Index Master Portfolio's holdings and the reflection of that change in the S&P 500 Index Master Portfolio's net asset values. The S&P 500 Index Master Portfolio's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the S&P 500 Index Master Portfolio are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the S&P 500 Index Master Portfolio's investment strategies.

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                                                                              19

The Funds' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the Funds, intermediaries are required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Funds determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the Fund's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the Funds generally are taxable as follows:

DISTRIBUTION TYPE           TAX STATUS
-------------------------   --------------------------------
Qualified dividend          Qualified dividend income(1)(2)
  income
Other income ............   Ordinary income(2)
Short-term capital gain .   Ordinary income
Long-term capital gain ..   Long-term capital gain(3)

----------
(1) If you are an individual, your distributions attributable to the Fund's qualified dividend income generally can be treated by you as qualified dividend income, taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. In general, distributions of the Bond Index Fund are not expected to be attributable to qualified dividend income. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.

(2) A portion of distributions paid to corporate shareholders of the S&P 500 Index Fund may qualify for the dividends-received deduction available to corporations, but none of the distributions of the Bond Index Fund is expected to qualify for such deductions.

(3) An individual's net long-term capital gain is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your Fund shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed.

TRANSACTION                TAX STATUS
-------------------------  --------------------------------
You sell shares owned      Long-term capital gain or loss
  for more than one year
You sell shares owned      Short-term capital gain or loss
  for one year or less

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20 BARCLAYS GLOBAL INVESTORS FUNDS

If you buy a Fund's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the appreciated securities and distributes the realized gain on the sale. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation in its investments.


A portion of distributions paid to corporate shareholders of the S&P 500 Index Fund may qualify for the dividends-received deduction available to corporations, but none of the distributions of the Bond Index Fund is expected to qualify for such deductions. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.


In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.


TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

FEEDER FUND EXPENSES

Feeder funds, including the Funds, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

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                                                                              21

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of the shares of each Fund for the past five years. Certain information reflects financial results for a single share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


BOND INDEX FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                           DEC. 31, 2007  DEC. 31, 2006  DEC. 31, 2005  DEC. 31, 2004  DEC. 31, 2003
                           -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE,             $   9.59       $   9.64       $   9.93       $  10.02       $  10.14
  BEGINNING OF YEAR          --------       --------       --------       --------       --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.48           0.46           0.44           0.45           0.52
Net realized and                 0.19          (0.02)         (0.23)         (0.05)         (0.13)
  unrealized gain (loss)     --------       --------       --------       --------       --------
TOTAL FROM INVESTMENT            0.67           0.44           0.21           0.40           0.39
  OPERATIONS                 --------       --------       --------       --------       --------
LESS DISTRIBUTIONS FROM:
Net investment income           (0.52)         (0.49)         (0.50)         (0.49)         (0.51)
                             --------       --------       --------       --------       --------
TOTAL DISTRIBUTIONS             (0.52)         (0.49)         (0.50)         (0.49)         (0.51)
                             --------       --------       --------       --------       --------
NET ASSET VALUE, END OF      $   9.74       $   9.59       $   9.64       $   9.93       $  10.02
  YEAR                       ========       ========       ========       ========       ========
TOTAL RETURN                     7.16%          4.76%          2.12%          4.05%          3.92%
                             ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year      $111,847       $103,592       $203,771       $217,013       $178,217
  (000s)
Ratio of expenses to
 average net assets(a)           0.23%          0.23%          0.23%          0.23%          0.23%
Ratio of expenses to
 average net assets prior
 to expense reductions(a)        0.28%          0.26%           n/a            n/a            n/a
Ratio of net investment
 income to average net
 assets(a)                       5.00%          4.83%          4.42%          4.34%          4.09%
Portfolio turnover                 61%            57%            76%           148%            67%
  rate(b)


----------

(a) These ratios include the Fund's share of net expenses charged to the corresponding Master Portfolio.

(b) Represents the portfolio turnover rate of the Fund's corresponding Master Portfolio.


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22 BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 STOCK FUND

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                           DEC. 31, 2007  DEC. 31, 2006  DEC. 31, 2005  DEC. 31, 2004  DEC. 31, 2003
                           -------------  -------------  -------------  -------------  -------------
NET ASSET VALUE,             $ 169.53       $ 150.07       $ 145.95       $ 134.74      $  106.71
                             --------       --------       --------       --------      ---------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            3.14           3.04           2.66           3.51            1.86
Net realized and                 5.94          20.11           4.07          10.69           28.06
                             --------       --------       --------       --------      ----------
  unrealized gain
TOTAL FROM INVESTMENT            9.08          23.15           6.73          14.20           29.92
                             --------       --------       --------       --------      ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           (3.14)         (3.68)         (2.61)         (2.99)          (1.89)
Return of capital                   -          (0.01)             -              -               -
                             --------       --------       --------       --------      ----------
TOTAL DISTRIBUTIONS             (3.14)         (3.69)         (2.61)         (2.99)          (1.89)
                             --------       --------       --------       --------      ----------
NET ASSET VALUE, END OF      $ 175.47       $ 169.53       $ 150.07       $ 145.95      $   134.74
                             ========       ========       ========       ========      ==========
  YEAR
TOTAL RETURN                     5.39%         15.60%          4.72%         10.67%          28.37%
                             ========       ========       ========       ========      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year      $330,892       $270,407       $308,836       $440,365      $1,394,613
  (000s)
Ratio of expenses to
average net
 assets(a)                       0.20%          0.20%          0.20%          0.20%           0.20%
Ratio of expenses to
average net assets
 prior to expense                0.21%          0.21%         n/a            n/a           n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)           1.83%          1.78%          1.69%          1.63%           1.59%
Portfolio turnover                  7%            14%            10%            14%              8%
  rate(b)


----------

(a) These ratios include the Fund's share of net expenses charged to the corresponding Master Portfolio.

(b) Represents the portfolio turnover rate of the Fund's corresponding Master Portfolio.


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                                                                              23

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Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the Funds, you may request a copy of the SAI. The SAI provides information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Funds' investments is available in the Funds' annual or semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

If you have any questions about the Funds or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:


Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   BGIFunds@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          19456



Information about a Fund (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-SP0508

[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

BARCLAYS GLOBAL INVESTORS FUNDS

Statement of Additional Information
Dated May 1, 2008

Bond Index Fund
S&P 500 Stock Fund

Barclays Global Investors Funds (the "Trust" or "BGIF") is an open-end, series investment management company. This combined Statement of Additional Information ("SAI") contains information about two funds of the Trust - the Bond Index Fund and S&P 500 Stock Fund (each, a "Fund" and collectively, the "Funds").

Each of the Bond Index Fund and S&P 500 Stock Fund invests substantially all of its assets in the Bond Index Master Portfolio and S&P 500 Index Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"), respectively, of Master Investment Portfolio ("MIP"), which have substantially similar investment objectives as the corresponding Fund. MIP is an open-end, series investment management company. Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser") serves as investment adviser to the Master Portfolio in which each Fund invests. References to the investments, investment policies and risks of the Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the Funds' current prospectus ("Prospectus"), also dated May 1, 2008. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedule of investments and report of the independent registered public accounting firm for the fiscal year ended December 31, 2007, are hereby incorporated by reference to the Funds' annual report. The Prospectus and copies of the annual report may be obtained without charge by writing to Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free), or e-mailing the Funds at BGIFunds@barclaysglobal.com.

                                TABLE OF CONTENTS


                                        PAGE
                                        ----
History of the Trust                      1
Description of the Funds and their        1
  Investments and Risks
   Investment Objectives and Policies     1
   Fundamental Investment                 1
  Restrictions
   Non-Fundamental Investment             2
  Restrictions
   Fundamental Investment                 3
Restrictions of the Master
  Portfolios
   Non-Fundamental Restrictions of        3
  the Master Portfolios
Investments and Risks of the Master       4
  Portfolios
   Asset-Backed Securities and            4
Commercial Mortgage-Backed
  Securities
   Bonds                                  4
   Borrowing                              5
   Equity Securities                      5
   Floating-Rate and Variable-Rate        5
  Obligations
   Forward Commitments, When-Issued       5
Purchases and Delayed-Delivery
  Transactions
   Futures Contracts and Options          6
  Transactions
   Hybrid ARM Securities                  7
   Illiquid Securities                    7
   Interest-Rate and Index Swaps          7
   Interest-Rate Futures Contracts        7
and Options on Interest-Rate Futures
  Contracts
   Investment Companies and               8
  Exchange-Traded Funds
   Letters of Credit                      8
   Loans of Portfolio Securities          8
   Mortgage Pass-Through Securities       9
   Mortgage Securities                   10
   Municipal Securities                  10
   Repurchase Agreements                 11
   Restricted Securities                 11
   Reverse Repurchase Agreements         11
   Securities of Non-U.S. Issuers        11
   Short-Term Instruments                12
   Stock Index Futures and Options       12
  on Stock Index Futures
   Unrated, Downgraded and Below         13
  Investment Grade Investments
   U.S. Government Obligations           13
   Warrants                              13
   The S&P 500 Stock Fund and S&P        14
  500 Index Master Portfolio
Portfolio Holdings Information           14

                                        PAGE
                                        ----
   Service Providers                     14
   Third-Party Feeder Funds              15
   Securities and Exchange               15
  Commission Filings
   Other Public Disclosure               15
   Approved Recipients                   15
Management                               16
   Officers                              18
   Committees                            18
   Beneficial Equity Ownership           19
  Information
   Ownership of Securities of            19
  Certain Entities
   Compensation of Trustees              19
   Master/Feeder Structure               20
   Codes of Ethics                       21
   Proxy Voting Policies of the          21
  Master Portfolios
   Shareholder Communication to the      21
  Board of Trustees
Control Persons and Principal            22
  Holders of Securities
Investment Adviser and Other Service     23
  Providers
   Investment Adviser                    23
   Advisory Fees                         23
   Administrator                         23
   Shareholder Servicing Agents          24
   Distributor                           25
   Custodian                             25
   Transfer and Dividend Disbursing      25
  Agent
   Independent Registered Public         26
  Accounting Firm
   Legal Counsel                         26
Portfolio Managers                       26
Determination of Net Asset Value         29
Purchase, Redemption and Pricing of      30
  Shares
   Terms of Purchase and Redemption      30
   In-Kind Purchases                     30
   Suspension of Redemption Rights       30
  or Payment of Redemption Proceeds
Portfolio Transactions                   30
   General                               30
   Portfolio Turnover                    31
   Brokerage Commissions                 31
   Brokerage Commissions Paid to         31
  Affiliates

                                      PAGE
                                      ----
   Securities of Regular               31
  Brokers-Dealers
   Frequent Trading in Fund Shares     32
Distributions and Taxes                33
   Qualification as a Regulated        33
  Investment Company
   Excise Tax                          34
   Capital Loss Carry-Forwards         34
   Equalization Accounting             34
   Investment through Master           35
  Portfolios
   Taxation of Fund Investments        35
   Taxation of Distributions           37
   Sales of Fund Shares                38
   Foreign Taxes                       38
   Federal Income Tax Rates            38
   Backup Withholding                  38
   Tax-Deferred Plans                  39
   Corporate Shareholders              39
   Foreign Shareholders                39
Capital Stock                          40
   Voting                              40
   Dividends and Distributions         41
   Master Portfolios                   41
Additional Information on the Funds    41
Financial Statements                   41

History of the Trust

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.


The Trust consists of multiple series, including the Funds. The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has the same or substantially same investment objective, policies and restrictions as the related Fund.


FUND                   MASTER PORTFOLIO IN WHICH THE FUND INVESTS
--------------------   -------------------------------------------
  Bond Index Fund      Bond Index Master Portfolio
  S&P 500 Stock Fund   S&P 500 Index Master Portfolio

Description of the Funds and their Investments and Risks

INVESTMENT OBJECTIVES AND POLICIES. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or MIP (the "Trustees"), as the case may be, at any time.


The Funds and the Master Portfolios in which they invest are diversified funds as defined in the 1940 Act. Each Fund's investment objective is set forth in its Prospectus. The investment objective of each of the S&P 500 Stock Fund and the Bond Index Fund is non-fundamental, which means it can be changed by the Trust's board of trustees (the "Board of Trustees" or the "Board") without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of either Fund will be achieved.


FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; and

(8) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.


(1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds;

(2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
      (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily;



(4) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;



(5) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that a Fund may enter into futures and options contracts in accordance with its investment policies; and


(6) Each Fund will provide shareholders with at least 60 days' notice of any change to the Fund's non-fundamental policy to invest at least 90% of the value of the Fund's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Fund tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund. See "Management - Master/Feeder Structure."

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as described in the 1940 Act) of the Master Portfolio's outstanding voting interest. Each Master Portfolio may not:


(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;



(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments; and


(8) Purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL RESTRICTIONS OF THE MASTER PORTFOLIOS.

(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on
      Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolios;

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
      (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily;



(4) Each Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs; and


(5) Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Investments and Risks of the Master Portfolios

The Master Portfolios in which the Funds invest may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, references in the following sections to the Funds generally include the Funds and the Master Portfolios.


ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES. The Bond Index Fund may invest in asset-backed and commercial mortgage-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments or extensions, can often be shorter or longer (as the case may be) than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened or extended, and the security's total return may be difficult to predict precisely. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. Also see "Mortgage Pass-Through Securities" and "Mortgage Securities".

BONDS. The Bond Index Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. See "Floating-Rate and Variable-Rate Obligations" below. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


BORROWING. Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (I.E., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios segregate liquid assets in connection with those types of transactions.

EQUITY SECURITIES. Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Bond Index Fund may purchase floating-rate and variable-rate obligations. The Bond Index Fund may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes. Master demand notes are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Fund's portfolio.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. Each Fund may enter into futures contracts and may purchase and write (I.E., sell) options thereon. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (I.E., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by a Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute.

Each Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (I.E., a short position) to hedge the value of securities held by the Fund; (ii) the purchase of a futures contract when the Fund holds a short position having the same delivery month (I.E., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If, instead, a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, the Fund will experience gains or losses that correspond generally to gains or losses in the underlying securities.

Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of a Fund. The potential for loss related to writing options is unlimited.

Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the "Commodity Exchange Act"), and, therefore, neither Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

HYBRID ARM SECURITIES. Hybrid ARM securities are interests in pools of hybrid adjustable-rate mortgages (hybrid ARMs). A hybrid ARM is a mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. After the initial fixed-interest rate period, the interest rate on a hybrid ARM can be reset by a maximum specified amount to an adjustable rate based on a margin over an identified index. As with other adjustable rate mortgages, the adjustable interest rates on hybrid ARMs are subject to periodic and lifetime caps on the increased rates that mortgagors are required to pay.

Hybrid ARM securities are subject to a combination of the risks associated with fixed-rate and adjustable-rate mortgage-backed securities. If a greater percentage of the mortgage pool backing a hybrid ARM security consists of hybrid ARMS in their initial fixed-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with fixed-rate bonds and mortgage-backed securities. These risks would include possible reductions in market value (i) during periods of rising interest rates and (ii) due to the unanticipated shortening or extension of the security's average life resulting from unforeseen mortgage prepayment patterns. If a greater percentage of the underlying mortgage pool consists of hybrid ARMs in their adjustable-rate mode, the hybrid ARM securities will be more susceptible to the risks associated with capped adjustable-rate securities. These risks include (i) the possibility of reduced yields during periods of falling interest rates, (ii) possible reductions in market value if market interest rates rise above the interest rate caps on the underlying hybrid ARMs, and (iii) possible increases in mortgage default rates to the extent that mortgagors are unable to afford higher adjustable mortgage rates.

Because hybrid ARM securities are more complex than conventional fixed-rate and adjustable-rate mortgage-backed securities, it may be more difficult for investors to analyze and predict how the values of hybrid ARM securities will change in response to market interest rate and credit conditions. As a result of this uncertainty, a hybrid ARM security could suffer from a disproportionate reduction in value or loss of market liquidity during periods of volatile interest rates or credit market disruptions.


ILLIQUID SECURITIES. Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which a Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

INTEREST-RATE AND INDEX SWAPS. The Bond Index Fund may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If a Fund enters into a swap transaction, cash or securities may be posted by or to the Fund as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Fund or other party, the risk of loss to the Fund would generally be limited to the net amount of payments that the Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Fund would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the Fund upon an early termination of the swap agreements as described above, the Fund could be exposed to the risk of loss in the event that any collateral held by the Fund would be insufficient.

INTEREST-RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST-RATE FUTURES CONTRACTS. The Bond Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest-rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

INVESTMENT COMPANIES AND EXCHANGE-TRADED FUNDS. Each Fund may invest in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Funds and BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above.

The Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts-to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. A Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. The Funds may invest a portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Fund level and the ETF level for investments by a Fund in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Fund's purchases of ETF shares generally are subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Bond Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower do not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by MIP's Board of Trustees. Barclays Global Investors, N.A. ("BGI") acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

MORTGAGE PASS-THROUGH SECURITIES. The Bond Index Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association ("GNMA") or by one of several U.S. Government-sponsored entities, such as the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal Home Loan Banks ("FHLBs"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.


A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") (38.94%, as of March 31, 2008) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the Bond Index Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate, and investors in mortgage securities may have to accept, less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.


An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause the Master Portfolio to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

MORTGAGE SECURITIES. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (CMOs), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.


The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.


MUNICIPAL SECURITIES. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Bond Index Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

In addition, the Fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every seven to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. Each Fund will only enter into in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.


RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

SECURITIES OF NON-U.S. ISSUERS. Each Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, transaction costs of foreign currency conversions, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, significantly smaller market capitalization of most non-U.S. securities markets, lesser levels of regulation of the securities markets, and more substantial government interference with the economy. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

FOREIGN EQUITY SECURITIES AND DEPOSITARY RECEIPTS. The S&P 500 Stock Fund's assets may be invested in the securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs", sometimes referred to as Continental Depositary Receipts ("CDRs")) of such issuers (ADRs and EDRs or CDRs, collectively "Depositary Receipts").

ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and CDRs are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

SHORT-TERM INSTRUMENTS. Each Fund may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit
(CDs), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (E.G., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. The S&P 500 Stock Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars, multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

UNRATED, DOWNGRADED AND BELOW INVESTMENT GRADE INVESTMENTS. The Funds may purchase an instrument that is not rated if, in the opinion of BGFA, such obligation is of an investment quality that is comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund provided that the amount of such securities held by a Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's(Reg. TM) Investors Services ("Moody's") or Standard & Poor's(Reg. TM) Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P(Reg. TM)") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.


The Funds are not required to sell downgraded securities, and each Fund could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or, if unrated, low quality (below investment grade) securities.

Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund's interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.

Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Funds may incur additional expenses to seek recovery.

U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC or FHLB notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WARRANTS. The S&P 500 Stock Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of its net assets in warrants which are not listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The S&P 500 Stock Fund may only purchase warrants on securities in which the Fund may invest directly.

THE S&P 500 STOCK FUND AND S&P 500 INDEX MASTER PORTFOLIO. Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index that is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Portfolio Holdings Information

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund's and Master Portfolio's respective shareholders or interestholders, as applicable; (b) does not put the interests of the Investment Adviser, the Funds' distributor, SEI Investments Distribution Co. (the "Distributor" or "SEI"), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds' shareholders and the Master Portfolios' interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

SERVICE PROVIDERS. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios' assets ("Portfolio Managers") or who provide administrative, operational, risk management, or other support to the Portfolio Managers ("Support Staff"), and (ii) to other personnel of the Investment Adviser and the Funds' and Master Portfolios' service providers, such as BGI, State Street Bank and Trust Company ("State Street") and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios' assets and settling the Master Portfolios' transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust's and MIP's Trustees; the auditors of the Funds and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not "interested persons" of the Trust or MIP (as such term is defined in the 1940 Act) (the "Independent Trustees"); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2008, of all such persons and entities with which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody's, S&P, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

THIRD-PARTY FEEDER FUNDS. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a "third-party feeder fund") as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with agreements with the third-party feeder funds and the terms of the Master Portfolio's current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust's and MIP's policy described herein), and none of BGFA, BGI or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder fund's policies. The following is a list, as of March 31, 2008, of third-party feeder funds and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: BB&T Equity Index Funds, BB&T Funds, BE Creative, Inc., BISYS Fund Services Limited Partnership, Diversified Institutional Stock Index Fund, Diversified Investors Fund Group, Diversified Investors Security Corp., Homestead Funds, Inc., State Farm S&P 500 Index Fund, State Farm Mutual Fund Trust, and State Farm VP Management Corp. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.

BGFA, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SECURITIES AND EXCHANGE COMMISSION FILINGS. Each Fund will disclose its complete portfolio holdings schedule in public filings with the Securities and Exchange Commission ("SEC") on a quarterly basis, based on such Fund's fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

OTHER PUBLIC DISCLOSURE. A Fund or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2008, of all such persons and entities with which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Micropal (monthly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.


APPROVED RECIPIENTS. The Funds' and the Master Portfolios' Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.


The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust's and MIP's policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

Management


The Trust's Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. Each other Trustee of the Trust also serves as a Trustee for MIP. The Trust's Trustees have designated Leo Soong as the Lead Independent Trustee. The address for each Trustee and officer, unless otherwise noted in the tables below, is Barclays Global Investors, N.A., c/o Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105.


INTERESTED TRUSTEES


                                                                                  NUMBER OF
                                                                                 PORTFOLIOS
                                                                                   IN FUND
                                                                                   COMPLEX
                          POSITION(S), LENGTH        PRINCIPAL OCCUPATION         OVERSEEN
NAME AND YEAR OF BIRTH        OF SERVICE            DURING PAST FIVE YEARS       BY TRUSTEE        OTHER DIRECTORSHIPS
-----------------------  --------------------  --------------------------------  ----------  --------------------------------
Lee T. Kranefuss*        Trustee (since 2001)  Chief Executive Officer, iShares      182     Trustee of MIP (since 2001);
(1961)                   and Chairman of the   Intermediary Index and Market                 Trustee of iShares Trust
                         Board (since 2007).   Group of BGI (since 2003); Chief              (since 2003); Director of
                                               Executive Officer of the                      iShares, Inc. (since 2003).
                                               Intermediary Investor and
                                               Exchange Traded Products
                                               Business of BGI (2003-2005);
                                               Director of BGFA (since 2005);
                                               Director, President and Chief
                                               Executive Officer of Barclays
                                               Global Investors International,
                                               Inc.(since 2005); Director and
                                               Chairman of Barclays Global
                                               Investors Services (since 2005);
                                               Chief Executive Officer of the
                                               Individual Investor Business of
                                               BGI (1999-2003).

H. Michael Williams*     Trustee and           Head of Global Index and              26      Trustee (since 2007) of MIP;
(1960)                   President (since      Markets Group of BGI (since                   Trustee (since 2007) of the
                         2007).                2006); Global Head of Securities              University of California
                                               Lending, BGI (2002-2006).                     Berkeley Foundation.


-------
* Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the Funds and the Master Portfolios. "Interested Trustee" has the same meaning as "interested person" (as defined in the 1940 Act).

INDEPENDENT TRUSTEES


                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                       IN FUND
                                                                                       COMPLEX
                           POSITION(S), LENGTH          PRINCIPAL OCCUPATION          OVERSEEN
NAME AND YEAR OF BIRTH         OF SERVICE              DURING PAST FIVE YEARS        BY TRUSTEE        OTHER DIRECTORSHIPS
-----------------------  ---------------------  ----------------------------------  -----------  ------------------------------
Mary G. F. Bitterman     Trustee (since 2001)   President (since 2004) and              26       Trustee (since 2001) of MIP;
(1944)                   and Chairperson of     Director (since 2002) of the                     Director (since 1984) and
                         the Nominating and     Bernard Osher Foundation;                        Lead Independent Director
                         Governance             Director (2003-2004) of Osher                    (since 2000) of the Bank of
                         Committee (since       Lifelong Learning Institutes;                    Hawaii; Director (since 2002)
                         2006).                 President and Chief Executive                    and Chairman (since 2005) of
                                                Officer (2002-2003) of The James                 the Board of PBS (Public
                                                Irvine Foundation.                               Broadcasting Service).

A. John Gambs            Trustee and            Retired.                                26       Trustee (since 2006) of MIP.
(1945)                   Chairperson of the
                         Audit Committee
                         (since 2006).

Hayne E. Leland          Trustee (since         Professor of Finance (since 1974)       26       Trustee (since 2007) of MIP.
(1941)                   2007).                 at University of California,
                                                Berkeley: Haas School of
                                                Business.

Jeffrey M. Lyons         Trustee (since         Retired (since 2006); President         26       Trustee (since 2007) of MIP.
(1955)                   2007).                 (2004-2006) of Active Trader
                                                Business and President (2001-
                                                2004) of the Asset Management
                                                Division of Charles Schwab & Co.

Wendy Paskin-            Trustee (since         Managing Partner (since 1999)           26       Trustee (since 2006) of MIP;
Jordan (1956)            2006).                 of Paskin & Kahr Capital                         Director (since 2001) of the
                                                Management; Registered                           California State Automobile
                                                Representative (since 2005) of                   Association; Director (since
                                                ThinkEquity Partners (broker-                    2001) of Maier Siebel Baber.
                                                dealer); Registered
                                                Representative (1999-2005) of
                                                ePlanning Securities Inc. (broker-
                                                dealer).

Leo Soong                Trustee (since 2000)   President (since 2002) of Trinity       26       Trustee (since 2000) of MIP;
(1946)                   and Lead               Products LLC/IQ Organics LLC                     Vice Chairman (since 2005) of
                         Independent Trustee    (healthy beverage companies);                    the California Pacific Medical
                         (since 2006).          Managing Director (since 1989)                   Center; Director (since 1990)
                                                of CG Roxane LLC (water                          of the California State
                                                company).                                        Automobile Association;
                                                                                                 Director (since 2002) of the
                                                                                                 American Automobile
                                                                                                 Association.

OFFICERS


                         POSITION(S), LENGTH           PRINCIPAL OCCUPATION
NAME AND YEAR OF BIRTH        OF SERVICE              DURING PAST FIVE YEARS
-----------------------  -------------------  -------------------------------------
Geoffrey D. Flynn        Treasurer and Chief  Director of Mutual Fund Operations
(1956)                   Financial Officer    of BGI (since 2007); President, Van
                         (since 2007).        Kampen Investors Services (2003-
                                              2007); Managing Director, Morgan
                                              Stanley (2002-2007); President,
                                              Morgan Stanley Trust, FSB (2002-
                                              2007).

Eilleen M. Clavere       Secretary (since     Head of Legal Administration of
(1952)                   2007).               Intermediary Investors Business of
                                              BGI (since 2006); Legal Counsel and
                                              Vice President of Atlas Funds, Atlas
                                              Advisers, Inc. and Atlas Securities,
                                              Inc. (2005-2006); Counsel of
                                              Kirkpatrick & Lockhart LLP (2001-
                                              2005).

Stephen Monroe           Executive Vice       Global Head (since 2006) of Cash
(1960)                   President            Management of BGI; Managing
                         (since 2007).        Director (1997-2006), National Sales
                                              Manager (1999-2006) and Global
                                              Sales Manager (2003-2005) JP
                                              Morgan Securities, Inc.

Ira P. Shapiro (1963)    Vice President and   Associate General Counsel, BGI
                         Chief Legal Officer  (since 2004); First Vice President of
                         (since 2007).        Merrill Lynch Investment Managers
                                              ( 1993-2004).

David Lonergan           Vice President       Head of U.S. Cash Management
(1970)                   (since 2007).        (since 2002) of BGI; U.S. Liquidity
                                              Manager (2000-2002) of BGI.

Alan Mason (1960)        Vice President       Head (since 2006) of Allocations and
                         (since 2007).        Solutions of BGI; Investment
                                              Strategist (2000-2006) of BGI.



COMMITTEES. There are two standing committees of the Board of Trustees - the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee include each Independent Trustee. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for BGIF. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder's name and address; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to BGIF Board of Trustees - Nominating and Governance Committee, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Mary G. F. Bitterman serves as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2007, the Nominating and Governance Committee held four meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Funds' accounting and financial reporting practices, reviewing the results of the annual audits of the Funds' financial statements and interacting with the Funds' independent auditors on behalf of the full Board. A. John Gambs serves as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2007, the Audit Committee held four meetings.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of interests in each Fund beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND THE
FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2007)
--------------------------------------------------------


                                                                       AGGREGATE DOLLAR
                                                                      RANGE OF SECURITIES
                                                                         IN THE FAMILY
  INTERESTED TRUSTEE     BOND INDEX FUND     S&P 500 STOCK FUND     OF INVESTMENT COMPANIES
---------------------   -----------------   --------------------   ------------------------
Lee T. Kranefuss        0                   0                      D
H. Michael Williams     0                   0                      D



                                                               AGGREGATE DOLLAR
                                                              RANGE OF SECURITIES
                                                                 IN THE FAMILY
INDEPENDENT TRUSTEES   BOND INDEX FUND  S&P 500 STOCK FUND  OF INVESTMENT COMPANIES
---------------------  ---------------  ------------------  ------------------------
Mary G. F. Bitterman   0                0                   0
A. John Gambs          0                0                   0
Hayne E. Leland        0                0                   0
Jeffrey M. Lyons       0                0                   0
Wendy Paskin-          0                0                   0
Jordan
Leo Soong              0                0                   0


OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. The Independent Trustees and their immediate family members, as of December 31, 2007, did not own any securities of BGFA, the Distributor, or any entity controlling, controlled by, or under common control with BGFA or the Distributor as of such a date, unless noted above.


COMPENSATION OF TRUSTEES. As of January 1, 2008, the Trust pays each Independent Trustee the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust's allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee is paid the Trust's allocable share of an annual fee of $3,000. The Lead Independent Trustee is paid the Trust's allocable share of an additional annual base fee of $15,000. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.

During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee its allocable share of the following fees and expenses: (i) an annual base fee of $35,000; (ii) a per meeting fee of $5,000 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $1,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $5,000 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $2,500. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of $10,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.

The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007
-------------------------------------------

                             AGGREGATE COMPENSATION   TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE      FROM THE TRUST      FROM FUND COMPLEX(1)
---------------------------  ----------------------  --------------------
Lee T. Kranefuss                       $0                     $0
H. Michael Williams                    $0                     $0


                              AGGREGATE COMPENSATION   TOTAL COMPENSATION
NAME OF INDEPENDENT TRUSTEES      FROM THE TRUST      FROM FUND COMPLEX(1)
----------------------------  ----------------------  ---------------------
Mary G. F. Bitterman          $26,673                        $75,500
A. John Gambs                 $27,567                        $78,000
Hayne E. Leland(2)            $ 4,983                        $15,750
Jeffrey M. Lyons(2)           $ 4,983                        $15,750
Wendy Paskin-Jordan           $25,779                        $73,000
Leo Soong                     $29,356                        $83,000


-------
(1)   Includes compensation for services on the Board of Trustees of MIP.
(2) Hayne E. Leland and Jeffrey M. Lyons were elected to serve as Trustees on November 16, 2007.

MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP. In other words, the Funds are "Feeder Funds" into the Master Portfolios. The Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

A Fund may withdraw its investment in a Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Fund and its Master Portfolios.

The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolios from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

CODES OF ETHICS. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The following is a discussion of the proxy voting policies of the Master Portfolios in which the Funds invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Master Portfolio. In some cases, BGFA may determine that it is in the best economic interests of a Master Portfolio to refrain from exercising the Master Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by its clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BGFA's evaluation of this relationship, BGFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

..    Each Master Portfolio generally supports the board's nominees in uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

..    Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

..    Each Master Portfolio generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free); and (ii) on the SEC's website at www.sec.gov.


SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund

Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information:
(a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.


Control Persons and Principal Holders of Securities


As of March 31, 2008, the shareholders identified below were known by the Trust to own 5% or more of the indicated Fund's outstanding shares in the following capacity:



                                                           PERCENTAGE  NATURE OF
    NAME OF FUND        NAME AND ADDRESS OF SHAREHOLDER      OF FUND   OWNERSHIP
--------------------  -----------------------------------  ----------  ---------
Bond Index Fund       WELLS FARGO BANK NA                       5%       Record
                      510 MARQUETTE AVENUE SOUTH
                      MINNEAPOLIS, MN 55479

                      MERRILL LYNCH PIERCE FENNER & SMITH       9%       Record
                      4800 DEER LAKE DR EAST 3RD FLOOR
                      JACKSONVILLE, FL 32246

                      SEI PRIVATE TRUST COMPANY                23%       Record
                      ONE FREEDOM VALLEY DRIVE
                      OAKS, PA 19456

                      CHARLES SCHWAB & CO INC                  47%       Record
                      101 MONTGOMERY ST
                      SAN FRANCISCO, CA 94104

S&P 500 Stock Fund    UNION BANK                                5%       Record
                      PO BOX 85484
                      SAN DIEGO, CA 92186

                      THE NEW ENGLAND LIFE INSURANCE CO.        5%       Record
                      8515 E. ORCHARD RD. 2T2
                      GREENWOOD VILLAGE, CO 80111

                      CROWN EQUIPMENT CORPORATION               9%       Record
                      PO BOX 419784
                      KANSAS CITY, MO 64141-6784

                      NORTHERN TRUST COMPANY                   10%       Record
                      PO BOX 92956
                      CHICAGO, IL 60675

                      US TRUST COMPANY NA                      15%       Record
                      515 SOUTH FLOWER STREET SUITE 2700
                      LOS ANGELES, CA 90071-2291

                      MERRILL LYNCH PIERCE FENNER & SMITH      19%       Record
                      4800 DEER LAKE DR EAST 3RD FLOOR
                      JACKSONVILLE, FL 32246



For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

As of March 31, 2008, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.


Investment Adviser and Other Service Providers


INVESTMENT ADVISER.   BGFA provides investment advisory services to each Master
Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.


BGFA is a wholly-owned subsidiary of BGI. BGI is a national bank, which is, in turn, a majority-owned subsidiary of Barclays Bank PLC.

The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty on 60 days' written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

ADVISORY FEES. BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio and 0.08% of the average daily net assets of the Bond Index Master Portfolio. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.


For the fiscal years shown below, the related Master Portfolio of each Fund paid, with respect to the Fund, the following advisory fee to BGFA:


                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                    12/31/2005         12/31/2006        12/31/2007
------------------  -----------------  -----------------  -----------------
Bond Index Fund          $167,502           $112,534          $ 55,816
S&P 500 Stock Fund       $185,243           $137,772          $134,756

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BGFA voluntarily agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BGFA and, therefore, BGFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.


For the fiscal years shown below, BGFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolios in which the Funds invest:


                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                    12/31/2005         12/31/2006        12/31/2007
------------------  -----------------  -----------------  -----------------
Bond Index Fund            N/A              $30,930            $32,059
S&P 500 Stock Fund         N/A              $ 5,226            $ 6,002

ADMINISTRATOR. The Trust has engaged BGI to provide certain administration services to the Funds. BGI provides the Funds with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the Funds' administrative operations, preparation of proxy statements and shareholder reports. BGI also furnishes office space and certain facilities to conduct the Funds' business and compensates its Trustees, officers and employees who are affiliated with BGI. BGI is entitled to receive an annual administration fee of 0.15% of each Fund's average daily net assets for providing administration services.

BGI also may engage and supervise Shareholder Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of the Funds.

BGI has engaged State Street to provide certain sub-administrative services to the Funds. BGI, not the Funds, is responsible for providing compensation to State Street for such services.

BGI has also agreed to bear all costs of the Funds' operations, other than brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust's independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BGI has contracted with State Street to provide certain sub-administration services for the Funds, and BGI pays State Street for these services.

For the fiscal years shown below, the Funds paid the following administration fees to BGI:

                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                    12/31/2005         12/31/2006        12/31/2007
------------------  -----------------  -----------------  -----------------
Bond Index Fund          $313,960           $250,989          $146,680
S&P 500 Stock Fund       $555,980           $411,088          $401,986

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds (collectively referred to as the "BGIF Independent Expenses") are paid directly by the Funds. For the fiscal year ended December 31, 2006, BGI voluntarily agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the BGIF Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such BGIF Independent Expenses.

For the fiscal years shown below, BGI provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

FUND
------------------  12/31/2005  12/31/2006  12/31/2007
Bond Index Fund        N/A        $17,469    $17,993
S&P 500 Stock Fund     N/A        $18,112    $19,625


SHAREHOLDER SERVICING AGENTS. The Board of Trustees has adopted a Shareholder Servicing Plan pursuant to which the Funds have entered into Shareholder Servicing Agreements with BGI and other entities, and BGI may also enter into Shareholder Servicing Agreements with such other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.


A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.15% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA" and f/k/a the National Association of Securities Dealers, Inc. ("NASD")), whichever is less. In addition, BGFA and/or BGI and/or the Distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermedaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Distributor, fees paid by BGI.

For the fiscal years shown below, BGI paid shareholder servicing fees on behalf of the Funds in the following amounts:



                    FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                    12/31/2005         12/31/2006        12/31/2007
------------------  -----------------  -----------------  -----------------
Bond Index Fund          $131,759           $ 84,072          $ 42,313
S&P 500 Stock Fund       $222,868           $151,808          $140,584


Payments to Shareholder Servicing Agents may create potential conflicts of interest between potential investors and a Shareholder Servicing Agent that determines which investment options it will service and/or make available to those investors.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the Funds' Prospectus and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.


DISTRIBUTOR. SEI is the distributor for the Funds' shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing.


SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). SEI does not receive a fee from the Funds for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

In addition, SEI provides certain compliance related, sales related and other services for the Funds pursuant to a Service Standards Agreement with BGI, and BGI compensates SEI for these services.

CUSTODIAN. State Street is the custodian for each Fund and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund and Master Portfolio; receives and delivers all assets for each Fund and Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and Master Portfolio and pays all expenses of each Fund and Master Portfolio. State Street is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street also is the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent to the Funds and the Master Portfolios, State Street is paid fees based on the Funds' and the Master Portfolios' net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BGI has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Wilmer Cutler Pickering Hale and Dorr LLP, located at 60 State Street, Boston, MA 02109, serves as legal counsel to the Trust, MIP and BGFA.

Portfolio Managers


As of the dates indicated below, the individuals named as Bond Index Portfolio Managers in the Prospectus were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:



                             REGISTERED
                             INVESTMENT        OTHER POOLED
                             COMPANIES     INVESTMENT VEHICLES  OTHER ACCOUNTS
JEFFREY LENAMON*          ---------------  -------------------  --------------
Number of Accounts               9                  6                  5
Net Assets as of 3/31/08  $13,411,000,000  $21,460,000,000      $2,780,000,000



                            REGISTERED
                            INVESTMENT       OTHER POOLED
                             COMPANIES   INVESTMENT VEHICLES  OTHER ACCOUNTS
LEE STERNE              ---------------  -------------------  --------------
Number of Accounts             21                 9                 10
Net Assets of 12/31/07  $32,201,000,000  $12,882,000,000      $1,386,000,000


-------

* Mr. Lenamon was appointed as portfolio manager for the Bond Fund effective April 2008.

As of January 31, 2008, the individuals named as S&P 500 Stock Portfolio Managers in the Prospectus were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:



                             REGISTERED
                             INVESTMENT        OTHER POOLED
                              COMPANIES     INVESTMENT VEHICLES  OTHER ACCOUNTS
DIANE HSIUNG*             ----------------  -------------------  --------------
Number of Accounts               137                 1                  5
Net Assets as of 1/31/08  $270,950,000,000  $33,000,000          $1,049,000,000



                             REGISTERED
                             INVESTMENT         OTHER POOLED
                              COMPANIES     INVESTMENT VEHICLES  OTHER ACCOUNTS
GREG SAVAGE*              ----------------  -------------------  --------------
Number of Accounts               137                 1                 6
Net Assets as of 1/31/08  $270,950,000,000  $33,000,000          $1,049,000,000


-------

* Ms. Hsiung and Mr. Savage were appointed as portfolio managers for the S&P 500 Stock Fund effective January 2008.

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage other portfolios or accounts.


Like the Master Portfolios, the other portfolios or accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the portfolio managers favoring those portfolios or accounts with incentive-based fee arrangements.


The below table reflects, for the Bond Index Portfolio Managers, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts:



                                  NUMBER OF OTHER ACCOUNTS WITH
                                     PERFORMANCE-BASED FEES      AGGREGATE OF
                                  MANAGED BY PORTFOLIO MANAGER   TOTAL ASSETS
JEFFREY LENAMON (AS OF 3/31/08)*  -----------------------------  ------------
Registered Investment Companies               N/A                    N/A
Other Pooled Investment Vehicles              N/A                    N/A
Other Accounts                                N/A                    N/A



                                  NUMBER OF OTHER ACCOUNTS WITH
                                     PERFORMANCE-BASED FEES      AGGREGATE OF
                                  MANAGED BY PORTFOLIO MANAGER   TOTAL ASSETS
LEE STERNE (AS OF 12/31/07)       -----------------------------  --------------
Registered Investment Companies                N/A                    N/A
Other Pooled Investment Vehicles                7                $9,515,000,000
Other Accounts                                  2                $1,385,000,000


-------

* Mr. Lenamon was appointed as portfolio manager for the Bond Fund effective April 2008.

The below table reflects, for the S&P 500 Stock Portfolio Managers, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of January 31, 2008:



                                  NUMBER OF OTHER ACCOUNTS WITH  AGGREGATE OF
                                     PERFORMANCE FEES MANAGED    TOTAL ASSETS
DIANE HSIUNG                      -----------------------------  ------------
Registered Investment Companies               N/A                     N/A
Other Pooled Investment Vehicles              N/A                     N/A
Other Accounts                                N/A                     N/A

                                  NUMBER OF OTHER ACCOUNTS WITH  AGGREGATE OF
                                     PERFORMANCE FEES MANAGED    TOTAL ASSETS
GREG SAVAGE                       -----------------------------  ------------
Registered Investment Companies               N/A                    N/A
Other Pooled Investment Vehicles              N/A                    N/A
Other Accounts                                N/A                    N/A



As of December 31, 2007, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees" (within the meaning of ERISA section 401(a)) as so specified under the terms of BGI's compensation deferral pan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.


A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options generally vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.


As of the date indicated below, the Bond Index Portfolio Managers beneficially owned shares in the Bond Index Fund that invests in the Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

BOND INDEX FUND
                                                     $10,001   $50,001  $100,001  $500,001  OVER
                                 NONE   $1 TO $ 10K  TO $50K  TO $100K  TO $500K   TO $1M   $1M
                                 -----  -----------  -------  --------  --------  --------  ----
Jeffrey Lenamon (as of 3/31/08)  X
Lee Sterne (as of 12/31/07)      X



As of January 31, 2008, the S&P 500 Stock Portfolio Managers beneficially owned shares in the S&P 500 Stock Fund that invests in the Master Portfolio for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:



S&P 500 STOCK FUND
                                       $10,001   $50,001  $100,001  $500,001  OVER
                    NONE  $1 TO $ 10K  TO $50K  TO $100K  TO $500K   TO $1M   $1M
                    ----  -----------  -------  --------  --------  --------  ----
Diane Hsiung        X
Greg Savage         X


Determination of Net Asset Value

The net asset value ("NAV") for each Fund is calculated by deducting all of the Fund's liabilities (including accrued expenses) from the total value of its assets (including the securities held by the Fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each Fund reserves the right to calculate its NAV to more than two decimal places.

The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. In calculating a Master Portfolio's NAV, the Master Portfolio's investments are generally valued using market valuations. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures of BGFA, the investment adviser to the Master Portfolios. The Board of Trustees of MIP has delegated to BGFA the responsibility of valuing its portfolio securities. Therefore, the remainder of this section discusses BGFA's U.S. Pricing Policy and Pricing Procedures. The frequency with which a Master Portfolio's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Portfolio invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the 1933 Act); (iii) a security whose trading has been suspended or which has been delisted from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolio's net asset value is computed and that may materially affect the value of the Master Portfolio's investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

Valuing a Master Portfolio's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate a Master Portfolio's net asset value and the prices used by the Master Portfolio's benchmark index, which, in turn, could result in a difference between the Master Portfolio's performance and the performance of the Master Portfolio's benchmark index.

A market valuation generally means with respect to an investment, a valuation
(i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service.


Purchase, Redemption and Pricing of Shares

TERMS OF PURCHASE AND REDEMPTION. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days on which the NYSE is closed for regular trading. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the Funds close early, purchase and redemption orders received after a Fund's closing time will be executed on the next business day. In addition, each Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.

IN-KIND PURCHASES. Payment for shares of a Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund or its Master Portfolio ; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS.   The Trust
may suspend the right of redemption or postpone redemption payments for longer than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or
(iv) for such other periods as the SEC by order may permit, as permitted under
Section 22(e) of the 1940 Act, and other applicable laws.

Portfolio Transactions

Since each Fund invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. BGFA assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back-office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio or Underlying Fund will not necessarily be paying the lowest spread on commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio's interests or Fund shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Bond Index Master Portfolio usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Bond Index Master Portfolio does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.


PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of a corresponding Fund.


BROKERAGE COMMISSIONS. The table below sets forth the brokerage commissions paid by each Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolios from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers.

                                FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
MASTER PORTFOLIO                    12/31/2005         12/31/2006        12/31/2007
------------------------------  -----------------  -----------------  -----------------
Bond Index Master Portfolio           N/A                N/A                N/A
S&P 500 Index Master Portfolio       $56,860            $85,982            $43,298

BROKERAGE COMMISSIONS PAID TO AFFILIATES. During the past three fiscal years, the Master Portfolios did not pay brokerage commissions to affiliated brokers.


SECURITIES OF REGULAR BROKERS-DEALERS. As of December 31, 2007, the Master Portfolios owned securities of their "regular brokers or dealers" (as defined in the 1940 Act) or their parents, as follows:


MASTER PORTFOLIO                   BROKER-DEALER OR PARENT         AMOUNT
---------------------------  ---------------------------------  -----------
Bond Index Master Portfolio  Credit Suisse                      $ 2,307,988
                             JP Morgan Chase & Co.              $ 1,812,675
                             Lehman Brothers Holdings Inc.      $ 1,723,131
                             Morgan Stanley                     $ 1,431,328
                             Goldman Sachs Group Inc. (The)     $   620,798
                             Citigroup Inc.                     $   574,775
                             Merrill Lynch & Co. Inc.           $   292,158
                             Bank of America Corp.              $   191,115
                             Bear Stearns Companies Inc. (The)  $   189,660

MASTER PORTFOLIO                      BROKER-DEALER OR PARENT        AMOUNT
------------------------------  ---------------------------------  -----------
S&P 500 Index Master Portfolio  Bank of America Corp.              $39,681,104
                                JP Morgan Chase & Co.              $31,923,340
                                Citigroup Inc.                     $31,822,815
                                Goldman Sachs Group Inc. (The)     $18,740,962
                                Morgan Stanley                     $12,108,496
                                Merrill Lynch & Co. Inc.           $ 9,990,063
                                Lehman Brothers Holdings Inc.      $ 7,495,432
                                Bear Stearns Companies Inc. (The)  $ 2,208,456

FREQUENT TRADING IN FUND SHARES. Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund's portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each Fund may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Trust and MIP and the Funds have each considered the issues of frequent trading and market timing. MIP's Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time as of which the NAV for the Master Portfolios is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective NAV. MIP's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregating is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.


The Trust's Board of Trustees has adopted a policy of not monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investments in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the Funds.


BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the Funds or other shareholders in the Funds that are trading through omnibus accounts maintained by intermediaries has been severely limited because BGI has not been receiving transaction information showing individual investment decisions. Upon request by the Funds, intermediaries will be required to provide certain transaction information that may enable the Funds to identify trading activity that is potentially harmful to the Funds. The Funds may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the Funds determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

Distributions and Taxes

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Taxes." The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the IRC. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the IRC, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the IRC applicable to regulated investment company's generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.


In order to qualify as a regulated investment company under the IRC, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in section 851(h) of the IRC. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the regulated investment company's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the regulated investment company's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the regulated investment company controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the IRC (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it is declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the IRC or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders also would be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.


EXCISE TAX. A 4% non-deductible excise tax will be imposed on each Fund's capital gain net income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its capital gain net income for the 12 month period ending on October 31, and (iii) all of its ordinary capital gain net income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.


CAPITAL LOSS CARRY-FORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses. As of December 31, 2007, the Funds had capital loss carry-forwards approximating the amount indicated for U.S. federal income tax purposes, expiring in the years indicated:


                     EXPIRING     EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING
FUND                12/31/2008   12/31/2010  12/31/2011  12/31/2012   12/31/2013   12/31/2014   12/31/2015
------------------  ----------  -----------  ----------  ----------  -----------  -----------  -----------
Bond Index Fund     $1,845,447            -    $159,923           -  $ 1,501,172  $ 2,280,081  $ 6,236,757
S&P 500 Stock Fund  -           $72,553,461           -  $1,601,227  $21,068,838  $31,394,394  $18,209,354


EQUALIZATION ACCOUNTING. Under the IRC, a Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the Fund's required distributions amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

INVESTMENT THROUGH MASTER PORTFOLIOS. Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a Master Portfolio. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the IRC. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the IRC and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, a Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF FUND INVESTMENTS. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, and if the Fund has held the disposed securities for more than one year at the time of disposition such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.


Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated "hedging transactions," as defined in Section 1221(b)(2) of the IRC, are excepted from the mark-to-market rule and the "60%/40%" rule.


Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the IRC which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the IRC, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to a Fund that had not engaged in such transactions.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the IRC. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock, but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Fund could be subject to U.S. federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the IRC in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder's U.S. federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a Fund and certain other conditions are met, as "qualified dividend income" taxable at a reduced U.S. federal income tax rate to individual shareholders.

Dividend income distributed to individual shareholders will qualify as "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the IRC to the extent such distributions are attributable to income from the Fund's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and the shareholders. Since the income of the Bond Index Fund is not generally from sources that pay qualified dividend income, none of the distributions to shareholders of that Fund are expected to be taxable as qualified dividend income.


A distribution that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (i) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (ii) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (iii) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.


Distributions designated by a Fund as a capital gain dividend will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

SALES OF FUND SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale.

If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition.

Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of a Fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, neither of the Funds expects to qualify for this election.

FEDERAL INCOME TAX RATES. As of the printing of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividend is 15%; and (iv) long-term capital gains is 15%.

An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends and long-term capital gain is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

BACKUP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of a law enacted in 2001.

TAX-DEFERRED PLANS. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

CORPORATE SHAREHOLDERS. Subject to limitations and other rules, a corporate shareholder of the S&P 500 Stock Fund may be eligible for the dividends-received deduction on Fund distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 91-day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 91-day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

FOREIGN SHAREHOLDERS. Currently only with respect to taxable years of a Fund beginning before January 1, 2008, certain distributions, if designated by a Fund as "interest-related dividends," generally attributable to the Fund's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, currently only with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) currently only with respect to taxable years of a Fund beginning before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed to be property situated in the U.S. and will be subject to federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). Currently only with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder was a resident of a foreign country but was not a citizen or resident of the United States at the time of the shareholder's death, Fund shares were not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Capital Stock


As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of twelve separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund's fundamental investment policies.


VOTING. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund's shareholders, see "Master/Feeder Structure" above.


The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in "Voting" above.

Additional Information on the Funds

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) or e-mailing the Funds at BGIFunds@barclaysglobal.com.

The registration statement, including the Prospectus, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectus, this SAI and in the Trust's official sales literature in connection with the offer of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

Financial Statements


The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2007 for each Fund and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 7, 2008. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

BGF-SAI-BSP0508

-

                            PROSPECTUS MAY 1, 2008


INSTITUTIONAL MONEY MARKET FUND

AON CAPTIVES SHARES

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

                        BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

  Investment Objective ..      1
  Principal Investment         2
  Strategy
  Principal Risk Factors       3
  Investment Returns ....      4
  Fees and Expenses .....      5
  Management of the Fund       7
  Shareholder                  9
  Information
  Financial Highlights ..     15

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objective(1)

The investment objective for the Institutional Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

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(1) The Institutional Money Market Fund (the "Fund") invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Fund to its Master Portfolio appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

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                                                                              1

Principal Investment Strategy


The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. Under normal circumstances, the Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).


The Fund reserves the right to concentrate its investments (I.E., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

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2  BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund's portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Fund's income to fluctuate as the market value of the Fund's securities fluctuates.

The Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. Certain securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

The Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

FOR A FURTHER DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUND'S MASTER PORTFOLIO'S PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUND'S INVESTMENTS AND RISKS, PLEASE REFER TO THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ("SAI").

WHO MAY WANT TO INVEST IN THE FUND

The Fund is designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

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                                                                              3

Investment Returns

TOTAL RETURNS


The bar chart and table in this section provide some indication of the risks of investing in the Aon Captives Shares of the Fund by showing the changes in its performance from year to year. The bar chart shows the return of the Aon Captives Shares of the Fund for each full calendar year since the Fund's inception date. The average annual total return table compares the average annual total return of the Aon Captives Shares of the Fund to those of a group of corresponding funds for various periods of time. How the Fund performed in the past is not necessarily an indication of how it will perform in the future.



Institutional Money Market Fund - Aon Captives Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2000    6.46%
2001    4.12%
2002    1.70%
2003    1.04%
2004    1.29%
2005    3.19%
2006    5.00%
2007    5.26%


The best calendar quarter return during the years shown above was 1.66% in the 4th quarter of 2000; the worst was 0.23% in the 3rd and 4th quarters of 2003 and the 1st quarter of 2004.


                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                              AON CAPTIVES SHARES



                                                        SINCE INCEPTION
                            1 YEAR        5 YEARS       (AUGUST 4, 1999)
                          ----------     ---------     -----------------
Institutional Money           5.26%         3.14%             3.59%
  Market Fund
MFR Averages/FTIA(1)          5.06%         2.91%             3.35%(2)


-------
(1) The Aon Captives Shares of the Institutional Money Market Fund are tracked against the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet, Inc.

(2)  The MFR average is calculated from July 31, 1999.

The Fund's seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year.


To learn the Fund's current seven-day yield, call 1-877-BGI-1544
(1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.bgicash.com.


--------------------------------------------------------------------------------
4  BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Aon Captives Shares of the Fund.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)


                               INSTITUTIONAL
                                   MONEY
                                MARKET FUND
                                   (AON
                                 CAPTIVES
                                  SHARES)
                              --------------
Management fees(1)                  0.10%
Distribution (12b-1) fees           0.10%
Other expenses                      0.06%
(Administration fees;
Independent
  Expenses(2))
Total annual class                  0.26%
operating expenses(1),
  (2), (3)
Less fee waivers and/or            (0.04)%
expense
  reimbursements(1), (2)
Net expenses(1), (2), (4)           0.22%


-------
(1) Barclays Global Fund Advisors ("BGFA"), the investment adviser of the Fund's Master Portfolio, has contractually agreed to waive a portion of its management fee through April 30, 2009. After giving effect to such contractual waiver, the management fee will be 0.07%.

(2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the Fund and the Master Portfolio, counsel to the Independent Trustees of the Fund and the Master Portfolio, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Fund and the Master Portfolio that are allocated to the Fund. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Fund and the Master Portfolio for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.


(3) Total annual class operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.

(4) The Fund's service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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                                                                              5

EXAMPLE


The example below is intended to help you compare the cost of investing in Aon Captives Shares of the Fund with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Aon Captives Shares of the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for one year.

THE FUND DOES NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                              AON CAPTIVES SHARES


                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
                         --------     ---------     ---------     ---------
Institutional Money         $23          $80           $142          $327
  Market Fund


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6  BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Fund

INVESTMENT ADVISER

The Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to the Master Portfolio. BGFA manages the investing of the Master Portfolio's assets and provides the Master Portfolio with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolio's Board of Trustees. For its services to the Master Portfolio, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of the Master Portfolio's average daily net assets.


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolio invests.

A discussion regarding the basis for the Master Portfolio's Board of Trustees' approval of the investment advisory agreement with BGFA is available in the Fund's semi-annual report for the 6-month period ending June 30.


ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the Fund's Administrator:

[_] Supervise the Fund's administrative operations;

[_] Provide or cause to be provided management reporting and treasury administration services;

[_] Financial reporting;

[_] Legal, blue sky and tax services;

[_] Preparation of proxy statements and shareholder reports; and


[_] Engaging and supervising shareholder servicing agents (the "Shareholder Servicing Agents") on behalf of the Fund.

BGI is entitled to receive a fee for these services at the annual rate of 0.05% of the average daily net assets of the Aon Captives Shares of the Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Fund, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Fund's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts pursuant to agreements with the Funds and/or BGI. In addition to serving as agents of the Fund for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Fund, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Fund available to their clients.


--------------------------------------------------------------------------------
                                                                              7

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Fund's Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Fund's other service providers. In addition, BGFA and/or BGI and/or the Fund's distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Fund's distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Fund's distributor, fees paid by BGI.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Fund's shareholder servicing arrangements can be found in the Fund's SAI, which is available upon request.


DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), for the Aon Captives Shares of the Fund. This Distribution Plan is used to pay for distribution-related services, including ongoing compensation to selling agents, including Aon Securities Corporation. The fees are paid out of the Aon Captives Shares' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the Distribution Plan are at an annual rate of 0.10% of the average daily net assets of the Aon Captives Shares of the Fund.

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8  BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

WHO IS ELIGIBLE TO INVEST


The minimum initial investment amount for the Aon Captives Shares of the Fund is $500,000; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street Bank and Trust Company ("State Street"), the Fund's custodian, transfer agent and dividend disbursing agent, for more information.

In order to invest, a completed account application form must be submitted to and processed by State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.


HOW TO BUY SHARES


You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund's transfer agent or an intermediary pursuant to an appropriate agreement, on any day the Fund is open (a "Business Day") by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends and generally closed on all other days that the primary markets for the Master Portfolio's portfolio securities (I.E., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Fund does not intend to (but reserves the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day.


The Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Fund may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES


You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order to sell. The Fund can delay payment for one day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. The Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the


--------------------------------------------------------------------------------
                                                                              9
proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, the Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

--------------------------------------------------------------------------------
10 BARCLAYS GLOBAL INVESTORS FUNDS

SPECIAL INSTRUCTIONS FOR EXISTING SHAREHOLDERS


An existing shareholder who has established an account with the Fund can add to or redeem from that account by phone or through the mail.



[_] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Fund may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.(1)



[_] To invest by mail, make your check payable to the Fund and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

     State Street Bank and Trust Company


     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds
     Shareholder Account Name:
     Shareholder Account Number:
     Fund Share Class Number:
     1126 (Institutional Money Market Fund - Aon Captives Shares)


[_] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include the Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.



[_] To invest or redeem shares online, please contact State Street for information about how to access online trading features.

[_] An existing shareholder can ask State Street to wire proceeds directly to its designated bank account.(2)


[_] When an existing shareholder purchases Fund shares and then quickly sells (E.G., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

-------

(1) The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.



(2) To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.


--------------------------------------------------------------------------------
                                                                             11

CALCULATING THE FUND'S SHARE PRICE

The Fund's share price (also known as the Fund's NAV) is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


The Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of the Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Fund's SAI includes a description of the methods for valuing the Master Portfolio's investments.


The Fund seeks to maintain a constant NAV of $1.00 per share, although it can offer no assurance that it will be able to do so.

FUND DISTRIBUTIONS

The Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. The Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

The Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, the Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, the Fund remits all distributions accrued with the sale proceeds.

FREQUENT TRADING IN FUND SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

The Fund invests only in interests of the Master Portfolio, and the Boards of Trustees of the Master Portfolio and the Fund have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolio's Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolio. The Fund's Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Fund in light of the nature of the Fund's investment in the Master Portfolio, the policies of the Master Portfolio, and the historical nature of flows into and out of the Fund.

--------------------------------------------------------------------------------
12 BARCLAYS GLOBAL INVESTORS FUNDS

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from the Fund's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Fund generally are taxable as follows:

DISTRIBUTION TYPE         TAX STATUS
------------------------- --------------------------
Income .................. Ordinary income(1)
Short-term capital gain . Ordinary income
Long-term capital gain .. Long-term capital gain(2)

-------
(1) Distributions from the Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since the Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of the Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.


(2) Normally, the Fund does not expect to realize or distribute a significant amount of long-term capital gains.

Provided the Fund is able to maintain a constant NAV of $1.00 per share, sales of the Fund's shares generally will not result in taxable gain or loss. After the end of each year, the Fund will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.


In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Fund if you fail to provide the Fund with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.


TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR INDIVIDUAL RETIREMENT ACCOUNT, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

--------------------------------------------------------------------------------
                                                                             13

FEEDER FUND EXPENSES

Feeder funds, including the Fund, bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Fund's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Board of Trustees decides to withdraw the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

SHARE CLASS

The Fund offers additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-877-BGI-1544 (1-877-244-1544) (toll-free) for additional information.

--------------------------------------------------------------------------------
14 BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights


The financial table in this section is intended to help investors understand the financial performance of the Aon Captives Shares of the Fund for the past five years. Certain information reflects financial results for a single Aon Captives Share of the Fund. The total returns in the table represent the rate of return that an investor would have earned (or lost) on an investment in Aon Captives Shares of the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


INSTITUTIONAL MONEY MARKET FUND -  AON CAPTIVES SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                           DEC. 31, 2007  DEC. 31, 2006  DEC. 31, 2005  DEC. 31, 2004  DEC. 31, 2003
                           -------------  -------------  -------------  -------------  --------------
NET ASSET VALUE,             $  1.00        $  1.00        $  1.00        $   1.00      $   1.00
                             -------        -------        -------        --------      --------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income           0.05           0.05           0.03            0.01          0.01
Net realized gain               0.00 (a)       0.00 (a)       0.00 (a)        0.00 (a)      0.00 (a)
                             -------        -------        -------        --------      --------
TOTAL FROM INVESTMENT           0.05           0.05           0.03            0.01          0.01
                             -------        -------        -------        --------      --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income          (0.05)         (0.05)         (0.03)          (0.01)        (0.01)
Net realized gain                  -              -              -               -         (0.00)(a)
                             -------        -------        -------        --------      --------
TOTAL DISTRIBUTIONS            (0.05)         (0.05)         (0.03)          (0.01)        (0.01)
                             -------        -------        -------        --------      --------
NET ASSET VALUE, END OF      $  1.00        $  1.00        $  1.00        $   1.00      $   1.00
                             =======        =======        =======        ========      ========
  YEAR
TOTAL RETURN                    5.26%          5.00%          3.19%           1.29%         1.04%
                             =======        =======        =======        ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year      $90,192        $69,083        $77,899        $106,433      $ 55,399
  (000s)
Ratio of expenses to
average net
 assets(b)                      0.21%          0.19%          0.15%           0.15%         0.22%
Ratio of expenses to
average net assets
 prior to expense               0.26%          0.23%          0.22%           0.22%          n/a
  reductions(b)
Ratio of net investment
income to
 average net assets(b)          5.12%          4.86%          3.07%           1.35%         0.97%


-------
(a)  Rounds to less than $0.01.

(b)  These ratios include net expenses charged to the Master Portfolio.

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                                                                             15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information can be found on our website at www.bgicash.com. For more detailed information about Barclays Global Investors Funds and the Fund, you may request a copy of the SAI. The SAI provides information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's annual or semi-annual reports to shareholders.

If you have any questions about the Fund or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:



Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   cash.us@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456


Information about the Fund (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT THE FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332

                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)




BGF-PR-AON1208
[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

                            PROSPECTUS MAY 1, 2008


MONEY MARKET FUNDS

INSTITUTIONAL SHARES

INSTITUTIONAL MONEY MARKET FUND
PRIME MONEY MARKET FUND
GOVERNMENT MONEY MARKET FUND
TREASURY MONEY MARKET FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

                  BGICash FROM BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents


  Investment Objectives .      1
  Principal Investment         2
  Strategies
  Principal Risk Factors       3
  Investment Returns ....      4
  Fees and Expenses .....      7
  Management of the            8
  Funds
  Shareholder                  9
  Information
  Financial Highlights ..     15


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                                                                              i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives(1)

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

GOVERNMENT MONEY MARKET FUND AND TREASURY MONEY MARKET FUND

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

-------
(1) Each of the Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a "Fund" and collectively, the "Funds") invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

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                                                                              1

Principal Investment Strategies

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND


The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).


Each of the Institutional Money Market Fund and the Prime Money Market Fund reserves the right to concentrate its investments (I.E., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

GOVERNMENT MONEY MARKET FUND


The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.


TREASURY MONEY MARKET FUND

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund's investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

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2 BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

INSTITUTIONAL MONEY MARKET FUND, PRIME MONEY MARKET FUND AND GOVERNMENT MONEY MARKET FUND

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds' portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Funds' income to fluctuate as the market value of the Funds' securities fluctuates.

Each Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. Certain securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

TREASURY MONEY MARKET FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund's portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Fund's income to fluctuate as the market value of the Fund's securities fluctuates.

The Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

The Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

FOR A FURTHER DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUNDS' MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

WHO MAY WANT TO INVEST IN THE FUNDS

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

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                                                                              3

Investment Returns

TOTAL RETURNS


The bar charts and table in this section provide some indication of the risks of investing in the Institutional Shares of the Funds by showing the changes in their performance from year to year. The bar charts show the returns of the Institutional Shares of the Funds for each full calendar year since the Funds' respective inception dates. The average annual total return table compares the average annual total return of the Institutional Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.


Institutional Money Market Fund - Institutional Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2000   6.55%
2001   4.23%
2002   1.83%
2003   1.14%
2004   1.39%
2005   3.29%
2006   5.11%
2007    5.36%


The best calendar quarter return during the years shown above was 1.68% in the 4th quarter of 2000; the worst was 0.25% in the 1st quarter of 2004.

Prime Money Market Fund - Institutional Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2004   1.40%
2005   3.26%
2006   5.07 %
2007    5.32%



The best calendar quarter return during the years shown above was 1.34% in the 3rd quarter of 2007; the worst was 0.26% in the 1st and 2nd quarters of 2004.


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4 BARCLAYS GLOBAL INVESTORS FUNDS

Government Money Market Fund - Institutional Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005    3.28%
2006    5.04%
2007     5.15%


The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.62% in the 1st quarter of 2005.

Treasury Money Market Fund - Institutional Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005   3.20%
2006   5.04%
2007   4.95%


The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.59% in the 1st quarter of 2005.

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                                                                              5

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                            INSTITUTIONAL SHARES(1)



                               1 YEAR         5 YEARS       SINCE INCEPTION
                             ----------     ----------     ----------------
Institutional Money              5.36%          3.24%            3.69%
  Market Fund
MFR Averages/FTIA(2)             5.06%          2.91%            3.35%(5)
Prime Money Market Fund          5.32%         N/A               3.35%
MFR Averages/FTIA(2)             5.06%         N/A               3.01%(5)
Government Money Market          5.15%         N/A               4.23%
  Fund
MFR Averages/GIA(3)              4.78%         N/A               3.77%(5)
Treasury Money Market            4.95%         N/A               4.13%
  Fund
MFR Averages/T&RIA(4)            4.59%         N/A               3.69%(5)


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  (1) The returns for Institutional Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, August 4, 1999, April 16, 2003, September 1, 2004 and September 1, 2004, respectively.
  (2) The Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund are tracked against the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet, Inc.
  (3) The Institutional Shares of the Government Money Market Fund are tracked against the MFR Government Institutional Average, a service of iMoneyNet, Inc.
  (4) The Institutional Shares of the Treasury Money Market Fund are tracked against the MFR Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.
  (5) The MFR averages for the Institutional Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated from July 31, 1999, March 31, 2003, August 31, 2004 and August 31, 2004, respectively.

Each Fund's seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund's current seven-day yield, call 1-877-BGI-1544
(1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.bgicash.com.

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6 BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)


                           INSTITUTIONAL     PRIME      GOVERNMENT   TREASURY
                               MONEY         MONEY        MONEY        MONEY
                            MARKET FUND   MARKET FUND  MARKET FUND  MARKET FUND
                           -------------  -----------  -----------  -----------
Management fees(1)              0.10%         0.10%        0.10%        0.10%
Other expenses                  0.06%         0.05%        0.08%        0.08%
(Administration fees;
  Independent
 Expenses(2))
Total annual class              0.16%         0.15%        0.18%        0.18%
operating expenses(1),
  (2), (3)
Less fee waivers and/or        (0.04)%       (0.03)%      (0.06)%      (0.06)%
  expense
 reimbursements(1), (2)
Net expenses(1), (2), (4)       0.12%         0.12%        0.12%        0.12%


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  (1) Barclays Global Fund Advisors ("BGFA"), the investment adviser of each Fund's Master Portfolio, has contractually agreed to waive a portion of its management fees through April 30, 2009. After giving effect to such contractual waiver, the management fees will be 0.07%.

  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

  (3) Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
  (4) The Funds' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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                                                                              7

EXAMPLE


The example below is intended to help you compare the cost of investing in Institutional Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Institutional Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for one year.

THE FUNDS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                             INSTITUTIONAL SHARES


                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ------  -------  -------  --------
Institutional Money        $12     $47      $86      $201
  Market Fund
Prime Money Market Fund    $12     $45      $82      $189
Government Money Market    $12     $52      $95      $224
  Fund
Treasury Money Market      $12     $52      $95      $224
  Fund


Management of the Funds

INVESTMENT ADVISER

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio's average daily net assets.


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each Fund's semi-annual report for the 6-month period ending June 30.


ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the Funds' Administrator:

[_] Supervise the Funds' administrative operations;

[_] Provide or cause to be provided management reporting and treasury administration services;

[_] Financial reporting;

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8 BARCLAYS GLOBAL INVESTORS FUNDS

[_] Legal, blue sky and tax services;

[_] Preparation of proxy statements and shareholder reports; and


[_] Engaging and supervising shareholder servicing agents (the "Shareholder Servicing Agents") on behalf of the Funds.

BGI is entitled to receive fees for these services at the annual rate of 0.05% of the average daily net assets of the Institutional Shares of each Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts pursuant to agreements with the Funds and/or BGI. In addition to serving as agents of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Funds' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. In addition, BGFA and/or BGI and/or the Funds' distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Funds' distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Funds' distributor, fees paid by BGI.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Funds' shareholder servicing arrangements can be found in the Funds' SAI, which is available upon request.


Shareholder Information

WHO IS ELIGIBLE TO INVEST


The minimum initial investment amount for the Institutional Shares of each Fund is $100 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street Bank and Trust Company ("State Street"), the Funds' custodian, transfer agent and dividend disbursing agent, for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.


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                                                                               9

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Institutional Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES


You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund's transfer agent or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a "Business Day") by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (I.E., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Institutional Money Market Fund and the Prime Money Market Fund do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The Government Money Market Fund and the Treasury Money Market Fund generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.


Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES


You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.


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10 BARCLAYS GLOBAL INVESTORS FUNDS

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS


A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.



[_] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.(1)



[_] To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

     State Street Bank and Trust Company


     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds
     Shareholder Account Name:
     Shareholder Account Number:
     Fund Share Class Numbers:
     1127 (Institutional Money Market Fund - Institutional Shares) 1197 (Prime Money Market Fund - Institutional Shares)
     1097 (Government Money Market Fund - Institutional Shares)
     1107 (Treasury Money Market Fund - Institutional Shares)


[_] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.



[_] To invest or redeem shares online, please contact State Street for information about how to access online trading features.

[_] A direct buyer can ask State Street to wire proceeds directly to its designated bank account.(2)


[_] When a direct buyer purchases Fund shares and then quickly sells (E.G., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

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(1)The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.


(2)To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.



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                                                                             11

CALCULATING THE FUNDS' SHARE PRICE

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.


The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

FUND DISTRIBUTIONS

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

FREQUENT TRADING IN FUND SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investment in the Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

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12 BARCLAYS GLOBAL INVESTORS FUNDS

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

DISTRIBUTION TYPE         TAX STATUS
------------------------- --------------------------
Income .................. Ordinary income(1)
Short-term capital gain . Ordinary income
Long-term capital gain .. Long-term capital gain(2)

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  (1) Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

  (2) Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains.

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.


In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.


TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR INDIVIDUAL RETIREMENT ACCOUNT, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

--------------------------------------------------------------------------------
                                                                             13

FEEDER FUND EXPENSES

Feeder funds, including the Funds, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

SHARE CLASS

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-877-BGI-1544 (1-877-244-1544) (toll-free) for additional information.

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14 BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of the Institutional Shares of each Fund for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Institutional Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Institutional Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                           DEC. 31, 2007     DEC. 31, 2006     DEC. 31, 2005     DEC. 31, 2004     DEC. 31, 2003
                           -------------     -------------     -------------     -------------     -------------
NET ASSET VALUE,             $     1.00        $     1.00        $     1.00        $     1.00       $     1.00
                             ----------        ----------        ----------        ----------       -----------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income              0.05              0.05              0.03              0.01             0.01
Net realized gain (loss)          (0.00)(a)         (0.00)(a)         (0.00)(a)         (0.00)(a)         0.00 (a)
                             ----------        ----------        ----------        ----------       -----------
TOTAL FROM INVESTMENT              0.05              0.05              0.03              0.01             0.01
                             ----------        ----------        ----------        ----------       -----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income             (0.05)            (0.05)            (0.03)            (0.01)           (0.01)
Net realized gain                     -                 -                 -                 -            (0.00)(a)
                             ----------        ----------        ----------        ----------       -----------
TOTAL DISTRIBUTIONS               (0.05)            (0.05)            (0.03)            (0.01)           (0.01)
                             ----------        ----------        ----------        ----------       -----------
NET ASSET VALUE, END OF      $     1.00          $   1.00          $   1.00          $   1.00         $   1.00
                             ==========        ==========        ==========        ==========       ===========
  YEAR
TOTAL RETURN                       5.36%             5.11%             3.29%             1.39%            1.14%
                             ==========        ==========        ==========        ==========       ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of           $6,653,737        $4,198,724        $3,485,876        $3,624,503       $3,998,225
  year(000s)
Ratio of expenses to
average net
 assets(b)                         0.11%             0.10%             0.05%             0.06%            0.12%
Ratio of expenses to
average net assets
 prior to expense                  0.16%             0.14%             0.12%             0.12%          n/a
  reductions(b)
Ratio of net investment
income to
 average net assets(b)             5.25%             4.97%             3.26%             1.37%            1.13%


-------
  (a)        Rounds to less than $0.01.

  (b) These ratios include net expenses charged to the corresponding Master Portfolio.


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                                                                             15

PRIME MONEY MARKET FUND - INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                     PERIOD FROM
                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED     APR. 16, 2003(A)
                            DEC. 31, 2007     DEC. 31, 2006     DEC. 31, 2005     DEC. 31, 2004    TO DEC. 31, 2003
                            -------------     -------------     -------------     -------------    ----------------
NET ASSET VALUE,              $     1.00        $     1.00        $     1.00        $     1.00        $     1.00
                              ----------        ----------        ----------        ----------        ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.05              0.05              0.03              0.01              0.01
Net realized gain (loss)            0.00 (b)          0.00 (b)          0.00 (b)          0.00 (b)         (0.00)(b)
                              ----------        ----------        ----------        ----------        ----------
TOTAL FROM INVESTMENT               0.05              0.05              0.03              0.01              0.01
                              ----------        ----------        ----------        ----------        ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              (0.05)            (0.05)            (0.03)            (0.01)            (0.01)
Net realized gain                      -                 -                 -             (0.00)(b)         (0.00)(b)
                              ----------        ----------        ----------        ----------        ----------
TOTAL DISTRIBUTIONS                (0.05)            (0.05)            (0.03)            (0.01)            (0.01)
                              ----------        ----------        ----------        ----------        ----------
NET ASSET VALUE, END OF       $     1.00          $   1.00          $   1.00          $   1.00          $   1.00
                              ==========        ==========        ==========        ==========        ==========
  PERIOD
TOTAL RETURN                        5.32%             5.07%             3.26%             1.40%             0.80%(c)
                              ==========        ==========        ==========        ==========        ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $8,363,790        $5,915,836        $6,521,818        $6,000,944        $2,967,075
  period (000s)
Ratio of expenses to
average net
 assets(d)                          0.12%             0.11%             0.08%             0.04%             0.03%
Ratio of expenses to
average net assets
 prior to expense                   0.15%             0.14%             0.12%             0.12%          n/a
  reductions(d)
Ratio of net investment
income to
 average net assets(d)              5.19%             4.93%             3.28%             1.45%             1.10%


-------
  (a)        Commencement of operations.

  (b)        Rounds to less than $0.01.

  (c)        Not annualized.


  (d) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


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16 BARCLAYS GLOBAL INVESTORS FUNDS

GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                  PERIOD FROM
                              YEAR ENDED       YEAR ENDED       YEAR ENDED     SEP. 1, 2004(A)
                            DEC. 31, 2007    DEC. 31, 2006    DEC. 31, 2005    TO DEC. 31, 2004
                            -------------    -------------    -------------    ----------------
NET ASSET VALUE,               $ 1.00           $ 1.00          $   1.00          $    1.00
                               ------           ------          -------           --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.05             0.05              0.03               0.01
                               ------           ------          -------           --------
TOTAL FROM INVESTMENT            0.05             0.05              0.03               0.01
                               ------           ------          -------           --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           (0.05)           (0.05)            (0.03)            (0.01)
                               -------          -------         --------          --------
TOTAL DISTRIBUTIONS             (0.05)           (0.05)            (0.03)            (0.01)
                               -------          -------         --------          --------
NET ASSET VALUE, END OF        $ 1.00           $ 1.00          $   1.00          $   1.00
                               =======          =======         ========          ========
  PERIOD
TOTAL RETURN                     5.15%            5.04%             3.28%             0.64%(b)
                               =======          =======         ========          ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of             $3,031           $   395         $169,200          $448,100
  period (000s)
Ratio of expenses to
average net
 assets(c)                       0.12%            0.12%             0.03%             0.00%
Ratio of expenses to
average net assets
 prior to expense                0.18%            0.16%             0.12%             0.12%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)           4.67%            4.75%             3.04%             1.93%


-------
  (a)        Commencement of operations.

  (b)        Not annualized.


  (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


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                                                                             17

TREASURY MONEY MARKET FUND - INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                              PERIOD FROM
                              YEAR ENDED      YEAR ENDED      YEAR ENDED    SEP. 1, 2004(A)
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   TO DEC. 31, 2004
                            -------------   -------------   -------------   ----------------
NET ASSET VALUE,              $   1.00        $   1.00        $   1.00         $   1.00
                              --------        --------        --------         --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.05            0.05            0.03             0.01
                              --------        --------        --------         ---------
TOTAL FROM INVESTMENT             0.05            0.05            0.03             0.01
                              --------        --------        --------         ---------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.05)          (0.05)          (0.03)           (0.01)
                              --------        --------        --------         --------
TOTAL DISTRIBUTIONS              (0.05)          (0.05)          (0.03)           (0.01)
                              --------        --------        --------         --------
NET ASSET VALUE, END OF       $   1.00        $   1.00        $   1.00         $   1.00
                              ========        ========        ========         ========
  PERIOD
TOTAL RETURN                      4.95%           5.04%           3.20%            0.61%(b)
                              ========        ========        ========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $131,190        $126,518        $100,343         $    100
  period (000s)
Ratio of expenses to
average net
 assets(c)                        0.04%           0.00%           0.00%            0.00%
Ratio of expenses to
average net assets
 prior to expense                 0.18%           0.19%           0.12%            0.12%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)            4.74%           5.03%           4.03%            1.82%


-------
  (a)        Commencement of operations.

  (b)        Not annualized.


  (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


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18 BARCLAYS GLOBAL INVESTORS FUNDS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information can be found on our website at www.bgicash.com. For more detailed information about Barclays Global Investors Funds and the Funds, you may request a copy of the SAI. The SAI provides information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds' investments is available in the Funds' annual or semi-annual reports to shareholders.

If you have any questions about the Funds or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:



Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   cash.us@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456


Information about a Fund (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-IS0508


[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

                            PROSPECTUS MAY 1, 2008


MONEY MARKET FUNDS

PREMIUM SHARES

INSTITUTIONAL MONEY MARKET FUND
PRIME MONEY MARKET FUND
GOVERNMENT MONEY MARKET FUND
TREASURY MONEY MARKET FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

                  BGICash FROM BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

  Investment Objectives .      1
  Principal Investment         2
  Strategies
  Principal Risk Factors       3
  Investment Returns ....      4
  Fees and Expenses .....      7
  Management of the            9
  Funds
  Shareholder                 10
  Information
  Financial Highlights ..     16

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                                                                              i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives(1)

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

GOVERNMENT MONEY MARKET FUND AND TREASURY MONEY MARKET FUND

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

-------
(1)Each of the Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a "Fund" and collectively, the "Funds") invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

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                                                                              1

Principal Investment Strategies

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND


The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).


Each of the Institutional Money Market Fund and the Prime Money Market Fund reserves the right to concentrate its investments (I.E., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

GOVERNMENT MONEY MARKET FUND


The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.


TREASURY MONEY MARKET FUND

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund's investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

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2 BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

INSTITUTIONAL MONEY MARKET FUND, PRIME MONEY MARKET FUND AND GOVERNMENT MONEY MARKET FUND

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds' portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Funds' income to fluctuate as the market value of the Funds' securities fluctuates.

Each Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. Certain securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

TREASURY MONEY MARKET FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund's portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Fund's income to fluctuate as the market value of the Fund's securities fluctuates.

The Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

The Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

FOR A FURTHER DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUNDS' MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

WHO MAY WANT TO INVEST IN THE FUNDS

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

--------------------------------------------------------------------------------
                                                                              3

Investment Returns

TOTAL RETURNS


The bar charts and table in this section provide some indication of the risks of investing in the Premium Shares of the Funds by showing the changes in their performance from year to year. The bar charts show the returns of the Premium Shares of the Funds for each full calendar year since the Funds' respective inception dates. The average annual total return table compares the average annual total return of the Premium Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.


Institutional Money Market Fund - Premium Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2003    1.10%
2004    1.34%
2005    3.24%
2006    5.05%
2007    5.31%



The best calendar quarter return during the years shown above was 1.34% in the 3rd quarter of 2007; the worst was 0.24% in the 1st quarter of 2004.


Prime Money Market Fund - Premium Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2004   1.35%
2005   3.21%
2006   5.02 %
2007   5.27%



The best calendar quarter return during the years shown above was 1.33% in the 3rd quarter of 2007; the worst was 0.25% in the 1st and 2nd quarters of 2004.


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4 BARCLAYS GLOBAL INVESTORS FUNDS

Government Money Market Fund - Premium Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005    3.23%
2006    4.99%
2007    5.09%


The best calendar quarter return during the years shown above was 1.31% in the 3rd and 4th quarters of 2006; the worst was 0.61% in the 1st quarter of 2005.

Treasury Money Market Fund - Premium Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005    3.15%
2006    4.99%
2007    4.90%


The best calendar quarter return during the years shown above was 1.32% in the 4th quarter of 2006; the worst was 0.58% in the 1st quarter of 2005.

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                                                                              5

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                               PREMIUM SHARES(1)



                               1 YEAR        5 YEARS       SINCE INCEPTION
                             ----------     ---------     ----------------
Institutional Money              5.31%      3.19%               3.16%
  Market Fund
MFR Averages/FTIA(2)             5.06%      2.91%               2.88%(5)
Prime Money Market Fund          5.27%        N/A               3.30%
MFR Averages/FTIA(2)             5.06%        N/A               3.01%(5)
Government Money Market          5.09%        N/A               4.17%
  Fund
MFR Averages/GIA(3)              4.78%        N/A               3.77%(5)
Treasury Money Market            4.90%        N/A               4.08%
  Fund
MFR Averages/T&RIA(4)            4.59%        N/A               3.69%(5)


-------
  (1) The returns for Premium Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, December 2, 2002, April 16, 2003, September 1, 2004 and September 1, 2004, respectively.
  (2) The Premium Shares of the Institutional Money Market Fund and Prime Money Market Fund are tracked against the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet, Inc.
  (3) The Premium Shares of the Government Money Market Fund are tracked against the MFR Government Institutional Average, a service of iMoneyNet, Inc.
  (4) The Premium Shares of the Treasury Money Market Fund are tracked against the MFR Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.
  (5) The MFR averages for the Premium Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated from November 30, 2002, March 31, 2003, August 31, 2004 and August 31, 2004, respectively.

Each Fund's seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund's current seven-day yield, call 1-877-BGI-1544
(1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.bgicash.com.

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6 BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Premium Shares of the Funds.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)


                            INSTITUTIONAL       PRIME        GOVERNMENT     TREASURY
                                MONEY           MONEY          MONEY          MONEY
                             MARKET FUND     MARKET FUND    MARKET FUND    MARKET FUND
                            -------------    -----------    -----------    -----------
Management fees(1)               0.10%           0.10%          0.10%          0.10%
Other expenses                   0.11%           0.10%          0.13%          0.13%
(Administration fees;
  Independent
 Expenses(2))
Total annual class               0.21%           0.20%          0.23%          0.23%
operating expenses(1),
  (2), (3)
Less fee waivers and/or         (0.04)%         (0.03)%        (0.06)%        (0.06)%
  expense
 reimbursements(1), (2)
Net expenses(1), (2), (4)        0.17%           0.17%          0.17%          0.17%


-------
  (1) Barclays Global Fund Advisors ("BGFA"), the investment adviser of each Fund's Master Portfolio, has contractually agreed to waive a portion of its management fees through April 30, 2009. After giving effect to such contractual waiver, the management fees will be 0.07%.


  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.


  (3) Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
  (4) The Funds' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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                                                                              7

EXAMPLE


The example below is intended to help you compare the cost of investing in Premium Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Premium Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for one year.

THE FUNDS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                PREMIUM SHARES


                              1 YEAR       3 YEARS       5 YEARS       10 YEARS
                             --------     ---------     ---------     ---------
Institutional Money             $17          $64           $114          $264
  Market Fund
Prime Money Market Fund         $17          $61           $110          $252
Government Money Market         $17          $68           $123          $287
  Fund
Treasury Money Market           $17          $68           $123          $287
  Fund


--------------------------------------------------------------------------------
8 BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

INVESTMENT ADVISER

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio's average daily net assets.


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each Fund's semi-annual report for the 6-month period ending June 30.


ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the Funds' Administrator:

[_] Supervise the Funds' administrative operations;

[_] Provide or cause to be provided management reporting and treasury administration services;

[_] Financial reporting;

[_] Legal, blue sky and tax services;

[_] Preparation of proxy statements and shareholder reports; and


[_] Engaging and supervising shareholder servicing agents (the "Shareholder Servicing Agents") on behalf of the Funds.

BGI is entitled to receive fees for these services at the annual rate of 0.10% of the average daily net assets of the Premium Shares of each Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts pursuant to agreements with the Funds and/or BGI. In addition to serving as agents of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.


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                                                                              9

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Funds' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. In addition, BGFA and/or BGI and/or the Funds' distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Funds' distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Funds' distributor, fees paid by BGI.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Funds' shareholder servicing arrangements can be found in the Funds' SAI, which is available upon request.


Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase Premium Shares, you must:

[_] Invest through an employer-sponsored or individual retirement savings plan;


[_] Invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA");



[_] Maintain an account with State Street Bank and Trust Company ("State Street"), the Funds' custodian, transfer agent and dividend disbursing agent, or with one of the Funds' Shareholder Servicing Agents; or

[_] Initially invest a minimum of $10 million directly through State Street.

The minimum initial investment amount for the Premium Shares of each Fund is $10 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.


Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Premium Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES


[_] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.


--------------------------------------------------------------------------------
10 BARCLAYS GLOBAL INVESTORS FUNDS

[_] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

[_] QUALIFIED BUYER. Invest through an account set up with your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.


[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.


You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund's transfer agent or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a "Business Day") by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (I.E., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Institutional Money Market Fund and the Prime Money Market Fund do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The Government Money Market Fund and the Treasury Money Market Fund generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.


Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES


[_] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.



[_] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.


[] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.


You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency


--------------------------------------------------------------------------------
                                                                             11
exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.


In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS


A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.



[_] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.(1)



[_] To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

     State Street Bank and Trust Company


     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds Shareholder Account Name:
     Shareholder Account Number:
     Fund Share Class Numbers:
     1128 (Institutional Money Market Fund - Premium Shares) 1198 (Prime Money Market Fund - Premium Shares)
     1098 (Government Money Market Fund - Premium Shares) 1108 (Treasury Money Market Fund - Premium Shares)


[_] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.



[_] To invest or redeem shares online, please contact State Street for information about how to access online trading features.

[_] A direct buyer can ask State Street to wire proceeds directly to its designated bank account.(2)


--------------------------------------------------------------------------------
12 BARCLAYS GLOBAL INVESTORS FUNDS

[_] When a direct buyer purchases Fund shares and then quickly sells (E.G., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

-------

(1)The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.


(2)To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.


CALCULATING THE FUNDS' SHARE PRICE

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.


The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

FUND DISTRIBUTIONS

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

FREQUENT TRADING IN FUND SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds' Board of Trustees has not adopted a policy of

--------------------------------------------------------------------------------
                                                                             13
monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investment in the Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

DISTRIBUTION TYPE         TAX STATUS
------------------------- --------------------------
Income .................. Ordinary income(1)
Short-term capital gain . Ordinary income
Long-term capital gain .. Long-term capital gain(2)

-------
  (1) Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

  (2) Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains.

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.


In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.


TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

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14 BARCLAYS GLOBAL INVESTORS FUNDS

FEEDER FUND EXPENSES

Feeder funds, including the Funds, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

SHARE CLASS

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-877-BGI-1544 (1-877-244-1544) (toll-free) for additional information.

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                                                                             15

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of the Premium Shares of each Fund for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Premium Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Premium Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


INSTITUTIONAL MONEY MARKET FUND - PREMIUM SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                             YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                           DEC. 31, 2007    DEC. 31, 2006     DEC. 31, 2005     DEC. 31, 2004     DEC. 31, 2003
                           -------------    -------------     -------------     -------------     -------------
NET ASSET VALUE,             $   1.00         $     1.00        $     1.00        $     1.00       $   1.00
                             --------         ----------        ----------        ----------       --------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.05               0.05              0.03              0.01           0.01
Net realized gain (loss)         0.00 (a)           0.00 (a)          0.00 (a)         (0.00)(a)       0.00 (a)
                             --------         ----------        ----------        ----------       --------
TOTAL FROM INVESTMENT            0.05               0.05              0.03              0.01           0.01
                             --------         ----------        ----------        ----------       --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           (0.05)             (0.05)            (0.03)            (0.01)         (0.01)
Net realized gain                   -                  -                 -                 -          (0.00)(a)
                             --------         ----------        ----------        ----------       --------
TOTAL DISTRIBUTIONS             (0.05)             (0.05)            (0.03)            (0.01)         (0.01)
                             --------         ----------        ----------        ----------       --------
NET ASSET VALUE, END OF      $   1.00         $     1.00        $     1.00        $     1.00       $   1.00
                             ========         ==========        ==========        ==========       ========
  YEAR
TOTAL RETURN                     5.31%              5.05%             3.24%             1.34%          1.10%
                             ========         ==========        ==========        ==========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year      $746,582         $1,321,042        $1,803,171        $1,217,388       $290,099
  (000s)
Ratio of expenses to
average net
 assets(b)                       0.16%              0.15%             0.10%             0.10%          0.17%
Ratio of expenses to
average net assets
 prior to expense                0.21%              0.19%             0.17%             0.17%           n/a
  reductions(b)
Ratio of net investment
income to
 average net assets(b)           5.21%              4.93%             3.24%             1.45%          0.98%


-------

 (a)        Rounds to less than $0.01.

 (b)        These ratios include net expenses charged to the corresponding

            Master Portfolio.


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16 BARCLAYS GLOBAL INVESTORS FUNDS

PRIME MONEY MARKET FUND - PREMIUM SHARES


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                     PERIOD FROM
                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED     APR. 16, 2003(A)
                            DEC. 31, 2007     DEC. 31, 2006     DEC. 31, 2005     DEC. 31, 2004    TO DEC. 31, 2003
                          ----------------- ----------------- ----------------- ----------------- -----------------
NET ASSET VALUE,              $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                              ----------        ----------        ----------        ----------        --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.05              0.05              0.03              0.01              0.01
Net realized gain (loss)          0.00 (b)          0.00 (b)          0.00 (b)          0.00 (b)         (0.00)(b)
                              ----------        ----------        ----------        ----------        --------
TOTAL FROM INVESTMENT             0.05              0.05              0.03              0.01              0.01
                              ----------        ----------        ----------        ----------        --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.05)            (0.05)            (0.03)            (0.01)            (0.01)
Net realized gain                    -                 -                 -             (0.00)(b)         (0.00)(b)
                              ----------        ----------        ----------        ----------        --------
TOTAL DISTRIBUTIONS              (0.05)            (0.05)            (0.03)            (0.01)            (0.01)
                              ----------        ----------        ----------        ----------        --------
NET ASSET VALUE, END OF       $   1.00          $   1.00          $   1.00          $   1.00          $   1.00
                              ==========        ==========        ==========        ==========        ========
  PERIOD
TOTAL RETURN                      5.27%             5.02%             3.21%             1.35%             0.75%(c)
                              ==========        ==========        ==========        ==========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $1,795,477        $1,551,648        $3,233,738        $5,247,105        $964,243
  period (000s)
Ratio of expenses to
average net
 assets(d)                        0.17%             0.16%             0.13%             0.07%             0.09%
Ratio of expenses to
average net assets
 prior to expense                 0.20%             0.19%             0.17%             0.17%          n/a
  reductions(d)
Ratio of net investment
income to
 average net assets(d)            5.14%             4.88%             3.08%             1.62%             1.02%


-------
 (a)        Commencement of operations.
 (b)        Rounds to less than $0.01.
 (c)        Not annualized.

 (d) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


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                                                                             17

GOVERNMENT MONEY MARKET FUND - PREMIUM SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                             PERIOD FROM
                                 YEAR ENDED          YEAR ENDED          YEAR ENDED        SEP. 1, 2004(A)
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       TO DEC. 31, 2004
                              ---------------     ---------------     ---------------     -----------------
NET ASSET VALUE,                  $ 1.00             $  1.00             $  1.00              $   1.00
                                  ------             -------             -------              --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.05                0.05                0.03                  0.01
                                  ------             -------             -------              --------
TOTAL FROM INVESTMENT               0.05                0.05                0.03                  0.01
                                  ------             -------             -------              --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income               (0.05)              (0.05)              (0.03)               (0.01)
                                  -------            --------            --------             --------
TOTAL DISTRIBUTIONS                 (0.05)              (0.05)              (0.03)               (0.01)
                                  -------            --------            --------             --------
NET ASSET VALUE, END OF           $ 1.00             $  1.00             $  1.00              $   1.00
                                  =======            ========            ========             ========
  PERIOD
TOTAL RETURN                         5.09%               4.99%               3.23%                0.62%(b)
                                  =======            ========            ========             ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of                $89,824            $123,532            $183,243             $    100
  period (000s)
Ratio of expenses to
average net
 assets(c)                           0.17%               0.17%               0.08%                0.05%
Ratio of expenses to
average net assets
 prior to expense                    0.23%               0.21%               0.17%                0.17%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)               4.84%               4.88%               3.54%                1.86%


-------
 (a)        Commencement of operations.
 (b)        Not annualized.

 (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


--------------------------------------------------------------------------------
     18                                        BARCLAYS GLOBAL INVESTORS FUNDS

TREASURY MONEY MARKET FUND - PREMIUM SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                             PERIOD FROM
                                 YEAR ENDED          YEAR ENDED          YEAR ENDED        SEP. 1, 2004(A)
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       TO DEC. 31, 2004
                              ---------------     ---------------     ---------------     -----------------
NET ASSET VALUE,                  $ 1.00              $ 1.00              $ 1.00              $   1.00
                                  ------              ------              ------              --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.05                0.05                0.03                  0.01
                                  ------              ------              ------              --------
TOTAL FROM INVESTMENT               0.05                0.05                0.03                  0.01
                                  ------              ------              ------              --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income               (0.05)              (0.05)              (0.03)               (0.01)
                                  -------             -------             -------             --------
TOTAL DISTRIBUTIONS                 (0.05)              (0.05)              (0.03)               (0.01)
                                  -------             -------             -------             --------
NET ASSET VALUE, END OF           $ 1.00              $ 1.00              $ 1.00              $   1.00
                                  =======             =======             =======             ========
  PERIOD
TOTAL RETURN                         4.90%               4.99%               3.15%                0.59%(b)
                                  =======             =======             =======             ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of                $61,513             $ 2,112             $ 2,546             $    100
  period (000s)
Ratio of expenses to
average net
 assets(c)                           0.09%               0.05%               0.05%                0.05%
Ratio of expenses to
average net assets
 prior to expense                    0.23%               0.23%               0.17%                0.17%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)               4.44%               4.61%               3.83%                1.77%


-------
 (a)        Commencement of operations.
 (b)        Not annualized.

 (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


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                                                                             19

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information can be found on our website at www.bgicash.com. For more detailed information about Barclays Global Investors Funds and the Funds, you may request a copy of the SAI. The SAI provides information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds' investments is available in the Funds' annual or semi-annual reports to shareholders.

If you have any questions about the Funds or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:



Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   cash.us@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456


Information about a Fund (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-PS0508


[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

                            PROSPECTUS MAY 1, 2008


MONEY MARKET FUNDS

SELECT SHARES

INSTITUTIONAL MONEY MARKET FUND
PRIME MONEY MARKET FUND
GOVERNMENT MONEY MARKET FUND
TREASURY MONEY MARKET FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

                  BGICash FROM BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents


  Investment Objectives .      1
  Principal Investment         2
  Strategies
  Principal Risk Factors       3
  Investment Returns ....      4
  Fees and Expenses .....      7
  Management of the            9
  Funds
  Shareholder                 10
  Information
  Financial Highlights ..     17


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                                                                              i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives(1)

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

GOVERNMENT MONEY MARKET FUND AND TREASURY MONEY MARKET FUND

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

-------
(1)Each of the Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a "Fund" and collectively, the "Funds") invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

--------------------------------------------------------------------------------
                                                                              1

Principal Investment Strategies

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND


The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).


Each of the Institutional Money Market Fund and the Prime Money Market Fund reserves the right to concentrate its investments (I.E., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

GOVERNMENT MONEY MARKET FUND


The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.


TREASURY MONEY MARKET FUND

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund's investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

--------------------------------------------------------------------------------
     2  BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

INSTITUTIONAL MONEY MARKET FUND, PRIME MONEY MARKET FUND AND GOVERNMENT MONEY MARKET FUND

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds' portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Funds' income to fluctuate as the market value of the Funds' securities fluctuates.

Each Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. Certain securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

TREASURY MONEY MARKET FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund's portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Fund's income to fluctuate as the market value of the Fund's securities fluctuates.

The Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

The Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

FOR A FURTHER DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUNDS' MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

WHO MAY WANT TO INVEST IN THE FUNDS

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

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                                                                              3

Investment Returns

TOTAL RETURNS


The bar charts and table in this section provide some indication of the risks of investing in the Select Shares of the Funds by showing the changes in their performance from year to year. The bar charts show the returns of the Select Shares of the Funds for each full calendar year since the Funds' respective inception dates. The average annual total return table compares the average annual total return of the Select Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.


Institutional Money Market Fund - Select Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005   3.19%
2006   5.00%
2007   5.26%



The best calendar quarter return during the years shown above was 1.33% in the 3rd quarter of 2007; the worst was 0.59% in the1st quarter of 2005.


Prime Money Market Fund - Select Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005   3.16%
2006   4.97%
2007   5.24%



The best calendar quarter return during the years shown above was 1.32% in the 3rd quarter of 2007; the worst was 0.59% in the 1st quarter of 2005.


--------------------------------------------------------------------------------
     4  BARCLAYS GLOBAL INVESTORS FUNDS

Government Money Market Fund - Select Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005   3.18%
2006   4.94%
2007   5.06%


The best calendar quarter return during the years shown above was 1.31% in the 4th quarter of 2006; the worst was 0.59% in the 1st quarter of 2005.

Treasury Money Market Fund - Select Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005    3.10%
2006    4.94%
2007    4.86%


The best calendar quarter return during the years shown above was 1.31% in the 4th quarter of 2006; the worst was 0.57% in the 1st quarter of 2005.

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                                                                              5

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                                SELECT SHARES(1)



                               1 YEAR        SINCE INCEPTION
                             ----------     ----------------
Institutional Money              5.26%            3.72%
  Market Fund
MFR Averages/FTIA(2)             5.06%            3.43%(5)
Prime Money Market Fund          5.24%            3.70%
MFR Averages/FTIA(2)             5.06%            3.43%(5)
Government Money Market          5.06%            4.13%
  Fund
MFR Averages/GIA(3)              4.78%            3.77%(5)
Treasury Money Market            4.86%            4.03%
  Fund
MFR Averages/T&RIA(4)            4.59%            3.69%(5)


-------
  (1) The returns for Select Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, January 26, 2004, January 26, 2004, September 1, 2004 and September 1, 2004, respectively.
  (2) The Select Shares of the Institutional Money Market Fund and Prime Money Market Fund are tracked against the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet, Inc.
  (3) The Select Shares of the Government Money Market Fund are tracked against the MFR Government Institutional Average, a service of iMoneyNet, Inc.
  (4) The Select Shares of the Treasury Money Market Fund are tracked against the MFR Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.

  (5) The MFR averages for the Select Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated from December 31, 2003, December 31, 2003, August 31, 2004 and August 31, 2004, respectively.


Each Fund's seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund's current seven-day yield, call 1-877-BGI-1544
(1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.bgicash.com.

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6 BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Funds.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)


                               INSTITUTIONAL          PRIME           GOVERNMENT        TREASURY
                                   MONEY              MONEY             MONEY             MONEY
                                MARKET FUND        MARKET FUND       MARKET FUND       MARKET FUND
                              ---------------     -------------     -------------     ------------
Management fees(1)                  0.10%              0.10%             0.10%             0.10%
Other expenses                      0.15%              0.15%             0.18%             0.17%
(Administration
  fees(1);
 Independent Expenses(2))
Total annual class                  0.25%              0.25%             0.28%             0.27%
operating expenses(1),
  (2), (3)
Less fee waivers and/or            (0.05)%            (0.05)%           (0.08)%           (0.07)%
  expense
 reimbursements(1), (2)
Net expenses(1), (2), (4)           0.20%              0.20%             0.20%             0.20%


-------

  (1) Barclays Global Fund Advisors ("BGFA"), the investment adviser of each Fund's Master Portfolio, has contractually agreed to waive a portion of its management fees through April 30, 2009. Barclays Global Investors, N.A. ("BGI"), the administrator of the Funds, has contractually agreed to waive a portion of its administration fees through April 30, 2009. After giving effect to such contractual waivers, the management fees will be 0.07% and the administration fees will be 0.13%.
  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. BGI and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

  (3) Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
  (4) The Funds' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

--------------------------------------------------------------------------------
                                                                              7

EXAMPLE


The example below is intended to help you compare the cost of investing in Select Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Select Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for one year.

THE FUNDS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                 SELECT SHARES


                              1 YEAR       3 YEARS       5 YEARS       10 YEARS
                             --------     ---------     ---------     ---------
Institutional Money             $20          $75           $136          $313
  Market Fund
Prime Money Market Fund         $20          $75           $136          $313
Government Money Market         $20          $82           $149          $348
  Fund
Treasury Money Market           $20          $80           $145          $336
  Fund


--------------------------------------------------------------------------------
8 BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

INVESTMENT ADVISER

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio's average daily net assets.


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each Fund's semi-annual report for the 6-month period ending June 30.


ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the Funds' Administrator:

[_] Supervise the Funds' administrative operations;

[_] Provide or cause to be provided management reporting and treasury administration services;

[_] Financial reporting;

[_] Legal, blue sky and tax services;

[_] Preparation of proxy statements and shareholder reports; and


[_] Engaging and supervising shareholder servicing agents (the "Shareholder Servicing Agents") on behalf of the Funds.

BGI is entitled to receive fees for these services at the annual rate of 0.15% (0.13% pursuant to the current contractual fee waiver) of the average daily net assets of the Select Shares of each Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts pursuant to agreements with the Funds and/or BGI. In addition to serving as agents of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.


--------------------------------------------------------------------------------
                                                                              9

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Funds' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. In addition, BGFA and/or BGI and/or the Funds' distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Funds' distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Funds' distributor, fees paid by BGI.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Funds' shareholder servicing arrangements can be found in the Funds' SAI, which is available upon request.


Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase Select Shares, you must:

[_] Invest through an employer-sponsored or individual retirement savings plan;


[_] Invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA");



[_] Maintain an account with State Street Bank and Trust Company ("State
 Street"), the Funds' custodian, transfer agent and dividend disbursing agent, or with one of the Funds' Shareholder Servicing Agents; or

[_] Initially invest a minimum of $1 million directly through State Street.

The minimum initial investment amount for the Select Shares of each Fund is $1 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.


Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Select Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES


[] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.


--------------------------------------------------------------------------------
10 BARCLAYS GLOBAL INVESTORS FUNDS

[_] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

[_] QUALIFIED BUYER. Invest through an account set up with your Shareholder
 Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.


[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.


You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund's transfer agent or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a "Business Day") by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (I.E., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Institutional Money Market Fund and the Prime Money Market Fund do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The Government Money Market Fund and the Treasury Money Market Fund generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.


Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES


[_] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.



[_] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder
 Servicing Agent is responsible for properly transmitting your sale order to State Street.


[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.


You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency


--------------------------------------------------------------------------------
                                                                             11
exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.


In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

--------------------------------------------------------------------------------
12 BARCLAYS GLOBAL INVESTORS FUNDS

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS


A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.



[_] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.(1)



[_] To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

     State Street Bank and Trust Company


     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds
     Shareholder Account Name:
     Shareholder Account Number:
     Fund Share Class Numbers:
     1122 (Institutional Money Market Fund - Select Shares)
     1199 (Prime Money Market Fund - Select Shares)
     1099 (Government Money Market Fund - Select Shares)
     1109 (Treasury Money Market Fund - Select Shares)


[_] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.



[_] To invest or redeem shares online, please contact State Street for information about how to access online trading features.

[_] A direct buyer can ask State Street to wire proceeds directly to its designated bank account.(2)


[_] When a direct buyer purchases Fund shares and then quickly sells (E.G., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

-------

(1)The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.


(2)To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.


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                                                                             13

CALCULATING THE FUNDS' SHARE PRICE

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.


The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

FUND DISTRIBUTIONS

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

FREQUENT TRADING IN FUND SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investment in the Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

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14 BARCLAYS GLOBAL INVESTORS FUNDS

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

DISTRIBUTION TYPE         TAX STATUS
------------------------- --------------------------
Income .................. Ordinary income(1)
Short-term capital gain . Ordinary income
Long-term capital gain .. Long-term capital gain(2)

-------
  (1) Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

  (2) Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains.

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.


In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.


TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

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                                                                             15

FEEDER FUND EXPENSES

Feeder funds, including the Funds, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

SHARE CLASS

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-877-BGI-1544 (1-877-244-1544) (toll-free) for additional information.

--------------------------------------------------------------------------------
16 BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of the Select Shares of each Fund for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Select Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Select Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


INSTITUTIONAL MONEY MARKET FUND - SELECT SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                             PERIOD FROM
                                 YEAR ENDED          YEAR ENDED          YEAR ENDED        JAN. 26, 2004(A)
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       TO DEC. 31, 2004
                              ---------------     ---------------     ---------------     -----------------
NET ASSET VALUE,                 $  1.00              $ 1.00             $  1.00              $   1.00
                                 -------              ------             -------              --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.05                0.05                0.03                  0.01
Net realized gain                   0.00 (b)                -               0.00 (b)                 -
                                 -------              -------            -------              --------
TOTAL FROM INVESTMENT               0.05                0.05                0.03                  0.01
                                 -------              -------            -------              --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              (0.05)               (0.05)             (0.03)                (0.01)
                                 -------              -------            -------              --------
TOTAL DISTRIBUTIONS                (0.05)               (0.05)             (0.03)                (0.01)
                                 -------              -------            -------              --------
NET ASSET VALUE, END OF          $  1.00              $ 1.00             $  1.00              $   1.00
                                 =======              =======            =======              ========
  PERIOD
TOTAL RETURN                        5.26%                5.00%              3.19%                 1.22%(c)
                                 =======              =======            =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of               $ 4,807              $ 1,229            $24,940              $  6,712
  period (000s)
Ratio of expenses to
average net
 assets(d)                          0.20%                0.19%              0.15%                 0.10%
Ratio of expenses to
average net assets
 prior to expense                   0.25%                0.23%              0.22%                 0.22%
  reductions(d)
Ratio of net investment
income to
 average net assets(d)              5.11%                4.55%              3.50%                 1.93%


-------
 (a)        Commencement of operations.
 (b)        Rounds to less than $0.01.
 (c)        Not annualized.

 (d) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


--------------------------------------------------------------------------------
                                                                             17

PRIME MONEY MARKET FUND - SELECT SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                             PERIOD FROM
                                 YEAR ENDED          YEAR ENDED          YEAR ENDED        JAN. 26, 2004(A)
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       TO DEC. 31, 2004
                              ---------------     ---------------     ---------------     -----------------
NET ASSET VALUE,                 $  1.00             $  1.00             $  1.00              $   1.00
                                 ---------           -------             -------              --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.05                0.05                0.03                  0.01
Net realized gain                   0.00 (b)            0.00 (b)            0.00 (b)                 -
                                 ---------           -------             -------              --------
TOTAL FROM INVESTMENT               0.05                0.05                0.03                  0.01
                                 ---------           -------             -------              --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              (0.05)              (0.05)              (0.03)                (0.01)
                                 ---------           -------             -------              --------
TOTAL DISTRIBUTIONS                (0.05)              (0.05)              (0.03)                (0.01)
                                 ---------           -------             -------              --------
NET ASSET VALUE, END OF          $  1.00             $  1.00             $  1.00              $   1.00
                                 =========           =======             =======              ========
  PERIOD
TOTAL RETURN                        5.24%               4.97%               3.16%                 1.23%(c)
                                 =========           =======             =======              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of               $268,352            $21,642             $81,359              $170,336
  period (000s)
Ratio of expenses to
average net
 assets(d)                          0.20%               0.21%               0.18%                 0.10%
Ratio of expenses to
average net assets
 prior to expense                   0.25%               0.24%               0.22%                 0.22%
  reduction(d)
Ratio of net investment
income to
 average net assets(d)              5.06%               4.67%               3.05%                 2.11%


-------
 (a)        Commencement of operations.

 (b)        Rounds to less than $0.01.

 (c)        Not annualized.


 (d) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


--------------------------------------------------------------------------------
18 BARCLAYS GLOBAL INVESTORS FUNDS

GOVERNMENT MONEY MARKET FUND - SELECT SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                  PERIOD FROM
                               YEAR ENDED       YEAR ENDED       YEAR ENDED     SEP. 1, 2004(A)
                             DEC. 31, 2007    DEC. 31, 2006    DEC. 31, 2005    TO DEC. 31, 2004
                             -------------    -------------    -------------    ----------------
NET ASSET VALUE,                $ 1.00           $ 1.00           $ 1.00           $   1.00
                                ------           ------           ------           --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.05             0.05             0.03               0.01
                                ------           ------           ------           --------
TOTAL FROM INVESTMENT             0.05             0.05             0.03               0.01
                                ------           ------           ------           --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income             (0.05)           (0.05)           (0.03)            (0.01)
                                -------          -------          -------          --------
TOTAL DISTRIBUTIONS               (0.05)           (0.05)           (0.03)            (0.01)
                                -------          -------          -------          --------
NET ASSET VALUE, END OF         $ 1.00           $ 1.00           $ 1.00           $   1.00
                                =======          =======          =======          ========
  PERIOD
TOTAL RETURN                       5.06%            4.94%            3.18%             0.60%(b)
                                =======          =======          =======          ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of              $14,269          $42,683          $40,712          $    100
  period (000s)
Ratio of expenses to
average net
 assets(c)                         0.20%            0.21%            0.13%             0.10%
Ratio of expenses to
average net assets
 prior to expense                  0.28%            0.26%            0.22%             0.22%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)             5.03%            4.84%            3.90%             1.81%


-------
 (a)        Commencement of operations.

 (b)        Not annualized.


 (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


--------------------------------------------------------------------------------
                                                                             19

TREASURY MONEY MARKET FUND - SELECT SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                  PERIOD FROM
                               YEAR ENDED       YEAR ENDED       YEAR ENDED     SEP. 1, 2004(A)
                             DEC. 31, 2007    DEC. 31, 2006    DEC. 31, 2005    TO DEC. 31, 2004
                             -------------    -------------    -------------    ----------------
NET ASSET VALUE,                $ 1.00           $ 1.00           $ 1.00           $   1.00
                                ------           ------           ------           --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.05             0.05             0.03               0.01
                                ------           ------           ------           --------
TOTAL FROM INVESTMENT             0.05             0.05             0.03               0.01
                                ------           ------           ------           --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income             (0.05)           (0.05)           (0.03)            (0.01)
                                -------          -------          -------          --------
TOTAL DISTRIBUTIONS               (0.05)           (0.05)           (0.03)            (0.01)
                                -------          -------          -------          --------
NET ASSET VALUE, END OF         $ 1.00           $ 1.00           $ 1.00           $   1.00
                                =======          =======          =======          ========
  PERIOD
TOTAL RETURN                       4.86%            4.94%            3.10%             0.58%(b)
                                =======          =======          =======          ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of              $10,050          $55,919          $   103          $    100
  period (000s)
Ratio of expenses to
average net
 assets(c)                         0.10%            0.10%            0.10%             0.10%
Ratio of expenses to
average net assets
 prior to expense                  0.27%            0.30%            0.22%             0.22%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)             5.06%            5.15%            3.06%             1.70%


-------
 (a)        Commencement of operations.

 (b)        Not annualized.


 (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


--------------------------------------------------------------------------------
20 BARCLAYS GLOBAL INVESTORS FUNDS

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information can be found on our website at www.bgicash.com. For more detailed information about Barclays Global Investors Funds and the Funds, you may request a copy of the SAI. The SAI provides information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds' investments is available in the Funds' annual or semi-annual reports to shareholders.

If you have any questions about the Funds or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:



Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   cash.us@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456


Information about a Fund (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-SS0508


[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

                            PROSPECTUS MAY 1, 2008


MONEY MARKET FUNDS

TRUST SHARES

INSTITUTIONAL MONEY MARKET FUND
PRIME MONEY MARKET FUND
GOVERNMENT MONEY MARKET FUND
TREASURY MONEY MARKET FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

                  BGICash FROM BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents


  Investment Objectives .      1
  Principal Investment         2
  Strategies
  Principal Risk Factors       3
  Investment Returns ....      4
  Fees and Expenses .....      7
  Management of the            9
  Funds
  Shareholder                 10
  Information
  Financial Highlights ..     17


--------------------------------------------------------------------------------
                                                                              i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives(1)

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

GOVERNMENT MONEY MARKET FUND AND TREASURY MONEY MARKET FUND

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

-------
(1)Each of the Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a "Fund" and collectively, the "Funds") invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

--------------------------------------------------------------------------------
                                                                              1

Principal Investment Strategies

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND


The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).


Each of the Institutional Money Market Fund and the Prime Money Market Fund reserves the right to concentrate its investments (I.E., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

GOVERNMENT MONEY MARKET FUND


The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.


TREASURY MONEY MARKET FUND

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund's investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

--------------------------------------------------------------------------------
2  BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

INSTITUTIONAL MONEY MARKET FUND, PRIME MONEY MARKET FUND AND GOVERNMENT MONEY MARKET FUND

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds' portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Funds' income to fluctuate as the market value of the Funds' securities fluctuates.

Each Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. Certain securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

TREASURY MONEY MARKET FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund's portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Fund's income to fluctuate as the market value of the Fund's securities fluctuates.

The Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

The Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

FOR A FURTHER DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUNDS' MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

WHO MAY WANT TO INVEST IN THE FUNDS

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

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                                                                              3

Investment Returns

TOTAL RETURNS


The bar charts and table in this section provide some indication of the risks of investing in the Trust Shares of the Funds by showing the changes in their performance from year to year. The bar charts show the returns of the Trust Shares of the Funds for each full calendar year since the Funds' respective inception dates. The average annual total return table compares the average annual total return of the Trust Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.


Institutional Money Market Fund - Trust Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005    2.96%
2006    4.76%
2007    5.01%



The best calendar quarter return during the years shown above was 1.27% in the 3rd quarter of 2007; the worst was 0.54% in the 1st quarter of 2005.


Prime Money Market Fund - Trust Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005    2.93%
2006    4.72 %
2007    4.98%



The best calendar quarter return during the years shown above was 1.26% in the 3rd quarter of 2007; the worst was 0.53% in the 1st quarter of 2005.


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4 BARCLAYS GLOBAL INVESTORS FUNDS

Government Money Market Fund - Trust Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005    2.94%
2006    4.69%
2007    4.80%


The best calendar quarter return during the years shown above was 1.24% in the 4th quarter of 2006; the worst was 0.54% in the 1st quarter of 2005.

Treasury Money Market Fund - Trust Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2005   2.86%
2006   4.70%
2007   4.61%


The best calendar quarter return during the years shown above was 1.25% in the 4th quarter of 2006; the worst was 0.51% in the 1st quarter of 2005.

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                                                                              5

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                                TRUST SHARES(1)



                               1 YEAR        SINCE INCEPTION
                             ----------     ----------------
Institutional Money              5.01%            3.77%
  Market Fund
MFR Averages/All                 4.69%            3.46%(5)
  Taxable(2)
Prime Money Market Fund          4.98%            3.75%
MFR Averages/All                 4.69%            3.46%(5)
  Taxable(2)
Government Money Market          4.80%            3.88%
  Fund
MFR Averages/AGA(3)              4.67%            3.64%(5)
Treasury Money Market            4.61%            3.79%
  Fund
MFR Averages/T&RRA(4)            4.20%            3.31%(5)


-------
  (1) The returns for Trust Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, June 10, 2004, June 10, 2004, September 1, 2004 and September 1, 2004, respectively.
  (2)   The Trust Shares of the Institutional Money Market Fund and Prime
        Money Market Fund are tracked against the Money Fund Report ("MFR") All Taxable Average, a service of iMoneyNet, Inc.
  (3) The Trust Shares of the Government Money Market Fund are tracked against the MFR All Government Average, a service of iMoneyNet, Inc.
  (4) The Trust Shares of the Treasury Money Market Fund are tracked against the MFR Treasury and Repo Retail Average, a service of iMoneyNet, Inc.
  (5)   The MFR averages for the Trust Shares of the Institutional Money
        Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated from May 31, 2004, May 31, 2004, August 31, 2004 and August 31, 2004, respectively.

Each Fund's seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund's current seven-day yield, call 1-877-BGI-1544
(1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.bgicash.com.

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6 BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Trust Shares of the Funds.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)


                            INSTITUTIONAL      PRIME       GOVERNMENT    TREASURY
                                MONEY          MONEY         MONEY         MONEY
                             MARKET FUND    MARKET FUND   MARKET FUND   MARKET FUND
                            -------------   -----------   -----------   -----------
Management fees(1)               0.10%          0.10%         0.10%         0.10%
Other expenses                   0.38%          0.38%         0.41%         0.41%
(Administration fees;
  Independent
 Expenses(2))
Total annual class               0.48%          0.48%         0.51%         0.51%
operating expenses(1),
  (2), (3)
Less fee waivers and/or         (0.03)%        (0.03)%       (0.06)%       (0.06)%
  expense
 reimbursements(1), (2)
Net expenses(1), (2), (4)        0.45%          0.45%         0.45%         0.45%


-------
  (1) Barclays Global Fund Advisors ("BGFA"), the investment adviser of each Fund's Master Portfolio, has contractually agreed to waive a portion of its management fees through April 30, 2009. After giving effect to such contractual waiver, the management fees will be 0.07%.

  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

  (3) Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.
  (4) The Funds' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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                                                                              7

EXAMPLE


The example below is intended to help you compare the cost of investing in Trust Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Trust Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for one year.

THE FUNDS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                  TRUST SHARES


                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          ------   -------   -------   --------
Institutional Money         $46      $151      $266      $601
  Market Fund
Prime Money Market Fund     $46      $151      $266      $601
Government Money Market     $46      $158      $279      $635
  Fund
Treasury Money Market       $46      $158      $279      $635
  Fund


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8 BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

INVESTMENT ADVISER

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio's average daily net assets.


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each Fund's semi-annual report for the 6-month period ending June 30.


ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the Funds' Administrator:

[_] Supervise the Funds' administrative operations;

[_] Provide or cause to be provided management reporting and treasury administration services;

[_] Financial reporting;

[_] Legal, blue sky and tax services;

[_] Preparation of proxy statements and shareholder reports; and


[_] Engaging and supervising shareholder servicing agents, including servicing and processing agents (together, the "Shareholder Servicing Agents") on behalf of the Funds.

BGI is entitled to receive fees for these services at the annual rate of 0.38% of the average daily net assets of the Trust Shares of each Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts pursuant to agreements with the Funds and/or BGI. In addition to serving as agents of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.


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                                                                              9

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Funds' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. In addition, BGFA and/or BGI and/or the Funds' distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Funds' distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Funds' distributor, fees paid by BGI.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Funds' shareholder servicing arrangements can be found in the Funds' SAI, which is available upon request.


Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase Trust Shares, you must:

[_] Invest through an employer-sponsored or individual retirement savings plan;


[_] Invest the proceeds rolled over from such retirement savings plan into an individual retirement account ("IRA");



[_] Maintain an account with State Street Bank and Trust Company ("State
 Street"), the Funds' custodian, transfer agent and dividend disbursing agent, or with one of the Funds' Shareholder Servicing Agents; or

[_] Initially invest a minimum of $100,000 directly through State Street.

The minimum initial investment amount for the Trust Shares of each Fund is $100,000; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.


Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Trust Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES


[_] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.


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10 BARCLAYS GLOBAL INVESTORS FUNDS

[_] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the Funds, as described below.

[_] QUALIFIED BUYER. Invest through an account set up with your Shareholder
 Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the Funds, as described below.


[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.


You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund's transfer agent or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a "Business Day") by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (I.E., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Institutional Money Market Fund and the Prime Money Market Fund do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The Government Money Market Fund and the Treasury Money Market Fund generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.


Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES


[_] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.



[_] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder
 Servicing Agent is responsible for properly transmitting your sale order to State Street.


[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.


You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency


--------------------------------------------------------------------------------
                                                                             11
exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit. Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.


In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

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12 BARCLAYS GLOBAL INVESTORS FUNDS

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS


A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.



[_] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.(1)



[_] To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

     State Street Bank and Trust Company

     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds
     Shareholder Account Name:
     Shareholder Account Number:
     Fund Share Class Numbers:
     1124 (Institutional Money Market Fund-Trust Shares)
     1194 (Prime Money Market Fund-Trust Shares)
     1094 (Government Money Market Fund-Trust Shares)
     1104 (Treasury Money Market Fund-Trust Shares)


[_] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.



[_] To invest or redeem shares online, please contact State Street for information about how to access online trading features.

[_] A direct buyer can ask State Street to wire proceeds directly to its designated bank account.(2)


[_] When a direct buyer purchases Fund shares and then quickly sells (E.G., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

-------

(1)The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.


(2)To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.


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                                                                             13

CALCULATING THE FUNDS' SHARE PRICE

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.


The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

FUND DISTRIBUTIONS

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

FREQUENT TRADING IN FUND SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investment in the Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

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14 BARCLAYS GLOBAL INVESTORS FUNDS

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

DISTRIBUTION TYPE         TAX STATUS
------------------------- --------------------------
Income .................. Ordinary income(1)
Short-term capital gain . Ordinary income
Long-term capital gain .. Long-term capital gain(2)

-------
  (1) Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

  (2) Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains.

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.


In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.


TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

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                                                                             15

FEEDER FUND EXPENSES

Feeder funds, including the Funds, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

SHARE CLASS

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-877-BGI-1544 (1-877-244-1544) (toll-free) for additional information.

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16 BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of the Trust Shares of each Fund for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Trust Share of each Fund. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Trust Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


INSTITUTIONAL MONEY MARKET FUND - TRUST SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                 PERIOD FROM
                              YEAR ENDED       YEAR ENDED       YEAR ENDED     JUN. 10, 2004(A)
                            DEC. 31, 2007    DEC. 31, 2006    DEC. 31, 2005    TO DEC. 31, 2004
                            -------------    -------------    -------------    ----------------
NET ASSET VALUE,              $  1.00          $  1.00           $ 1.00           $   1.00
                              -------          ---------         ------           --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.05             0.05             0.03               0.01
Net realized gain                0.00 (b)         0.00 (b)             -                 -
                              -------          ---------         -------          --------
TOTAL FROM INVESTMENT            0.05             0.05             0.03               0.01
                              -------          ---------         -------          --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           (0.05)           (0.05)            (0.03)            (0.01)
                              -------          ---------         -------          --------
TOTAL DISTRIBUTIONS             (0.05)           (0.05)            (0.03)            (0.01)
                              -------          ---------         -------          --------
NET ASSET VALUE, END OF       $  1.00          $  1.00           $ 1.00           $   1.00
                              =======          =========         =======          ========
  PERIOD
TOTAL RETURN                     5.01%            4.76%             2.96%             0.74%(c)
                              =======          =========         =======          ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $85,774          $197,480          $   103          $    101
  period (000s)
Ratio of expenses to
average net
 assets(d)                       0.43%            0.43%             0.38%             0.35%
Ratio of expenses to
average net assets
 prior to expense                0.48%            0.47%             0.45%             0.45%
  reductions(d)
Ratio of net investment
income to
 average net assets(d)           4.93%            4.95%             2.92%             1.33%


-------
 (a)        Commencement of operations.

 (b)        Rounds to less than $0.01.

 (c)        Not annualized.


 (d) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


--------------------------------------------------------------------------------
                                                                             17

PRIME MONEY MARKET FUND - TRUST SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                PERIOD FROM
                              YEAR ENDED      YEAR ENDED       YEAR ENDED     JUN. 10, 2004(A)
                            DEC. 31, 2007   DEC. 31, 2006    DEC. 31, 2005    TO DEC. 31, 2004
                            -------------   -------------    -------------    ----------------
NET ASSET VALUE,              $  1.00         $  1.00          $  1.00           $   1.00
                              -------         -------          -------           --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.05            0.05             0.03               0.01
Net realized gain                0.00 (b)        0.00 (b)         0.00 (b)              -
                              -------         -------          -------           --------
TOTAL FROM INVESTMENT            0.05            0.05             0.03               0.01
                              -------         -------          -------           --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           (0.05)          (0.05)           (0.03)             (0.01)
                              -------         -------          -------           --------
TOTAL DISTRIBUTIONS             (0.05)          (0.05)           (0.03)             (0.01)
                              -------         -------          -------           --------
NET ASSET VALUE, END OF       $  1.00         $  1.00          $  1.00           $   1.00
                              =======         =======          =======           ========
  PERIOD
TOTAL RETURN                     4.98%           4.72%            2.93%              0.75%(c)
                              =======         =======          =======           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $    50         $   108          $   103           $    101
  period (000s)
Ratio of expenses to
average net
 assets(d)                       0.45%           0.45%            0.41%              0.34%
Ratio of expenses to
average net assets
 prior to expense                0.48%           0.47%            0.45%              0.45%
  reductions(d)
Ratio of net investment
income to
 average net assets(d)           4.89%           4.63%            2.89%              1.34%


-------
 (a)        Commencement of operations.

 (b)        Rounds to less than $0.01.

 (c)        Not annualized.


 (d) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


--------------------------------------------------------------------------------
     18                                        BARCLAYS GLOBAL INVESTORS FUNDS

GOVERNMENT MONEY MARKET FUND - TRUST SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                              PERIOD FROM
                              YEAR ENDED      YEAR ENDED      YEAR ENDED    SEP. 1, 2004(A)
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   TO DEC. 31, 2004
                            -------------   -------------   -------------   ----------------
NET ASSET VALUE,               $ 1.00          $ 1.00          $ 1.00          $   1.00
                               ------          ------          ------          --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.05            0.05            0.03              0.01
                               ------          ------          ------          --------
TOTAL FROM INVESTMENT            0.05            0.05            0.03              0.01
                               ------          ------          ------          --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.05)          (0.05)          (0.03)           (0.01)
                               -------         -------         -------         --------
TOTAL DISTRIBUTIONS              (0.05)          (0.05)          (0.03)           (0.01)
                               -------         -------         -------         --------
NET ASSET VALUE, END OF        $ 1.00          $ 1.00          $ 1.00          $   1.00
                               =======         =======         =======         ========
  PERIOD
TOTAL RETURN                      4.80%           4.69%           2.94%            0.53%(b)
                               =======         =======         =======         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of             $    50         $   108         $   103         $    100
  period (000s)
Ratio of expenses to
average net
 assets(c)                        0.45%           0.45%           0.36%            0.33%
Ratio of expenses to
average net assets
 prior to expense                 0.51%           0.49%           0.45%            0.45%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)            4.78%           4.60%           2.91%            1.58%


-------
 (a)        Commencement of operations.

 (b)        Not annualized.


 (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


--------------------------------------------------------------------------------
                                                                             19

TREASURY MONEY MARKET FUND - TRUST SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                              PERIOD FROM
                              YEAR ENDED      YEAR ENDED      YEAR ENDED    SEP. 1, 2004(A)
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   TO DEC. 31, 2004
                            -------------   -------------   -------------   ----------------
NET ASSET VALUE,               $ 1.00          $ 1.00          $ 1.00          $   1.00
                               ------          ------          ------          --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.05            0.05            0.03              0.01
                               ------          ------          ------          --------
TOTAL FROM INVESTMENT            0.05            0.05            0.03              0.01
                               ------          ------          ------          --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.05)          (0.05)          (0.03)           (0.01)
                               -------         -------         -------         --------
TOTAL DISTRIBUTIONS              (0.05)          (0.05)          (0.03)           (0.01)
                               -------         -------         -------         --------
NET ASSET VALUE, END OF        $ 1.00          $ 1.00          $ 1.00          $   1.00
                               =======         =======         =======         ========
  PERIOD
TOTAL RETURN                      4.61%           4.70%           2.86%            0.50%(b)
                               =======         =======         =======         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of             $    50         $   108         $   103         $    100
  period (000s)
Ratio of expenses to
average net
 assets(c)                        0.36%           0.33%           0.33%            0.33%
Ratio of expenses to
average net assets
 prior to expense                 0.51%           0.52%           0.45%            0.45%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)            4.65%           4.60%           2.83%            1.49%


-------
 (a)        Commencement of operations.

 (b)        Not annualized.


 (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


--------------------------------------------------------------------------------
20 BARCLAYS GLOBAL INVESTORS FUNDS

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information can be found on our website at www.bgicash.com. For more detailed information about Barclays Global Investors Funds and the Funds, you may request a copy of the SAI. The SAI provides information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Funds' investments is available in the Funds' annual or semi-annual reports to shareholders.

If you have any questions about the Funds or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:



Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   cash.us@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456


Information about a Fund (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-TS0508


[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

                            PROSPECTUS MAY 1, 2008


MONEY MARKET FUNDS

CAPITAL SHARES

INSTITUTIONAL MONEY MARKET FUND
PRIME MONEY MARKET FUND
GOVERNMENT MONEY MARKET FUND
TREASURY MONEY MARKET FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

                  BGICash FROM BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents

  Investment Objectives .      1
  Principal Investment         2
  Strategies
  Principal Risk Factors       3
  Investment Returns ....      4
  Fees and Expenses .....      7
  Management of the            9
  Funds
  Shareholder                 11
  Information
  Financial Highlights ..     17

--------------------------------------------------------------------------------
                                                                              i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Objectives(1)

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund is to seek a high level of income consistent with liquidity and the preservation of capital.

GOVERNMENT MONEY MARKET FUND AND TREASURY MONEY MARKET FUND

The investment objective for both the Government Money Market Fund and the Treasury Money Market Fund is to seek to provide investors with a high level of current income consistent with the preservation of capital and liquidity.

-------
(1)Each of the Institutional Money Market Fund, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a "Fund" and collectively, the "Funds") invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the Fund. All discussion of the investment objective, strategies and risks of a particular Fund refers also to the investment objective, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

--------------------------------------------------------------------------------
                                                                              1

Principal Investment Strategies

INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND


The Funds seek to achieve their investment objectives by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, each Fund expects to invest at least 95% of its assets in any combination of such investments, which may include certificates of deposit; high-quality debt obligations, such as corporate debt and certain asset-backed securities; certain obligations of U.S. and foreign banks; certain repurchase agreements; and certain obligations of the U.S. government, its agencies and instrumentalities (including government-sponsored enterprises).


Each of the Institutional Money Market Fund and the Prime Money Market Fund reserves the right to concentrate its investments (I.E., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks.

GOVERNMENT MONEY MARKET FUND


The Fund seeks to achieve its investment objective by investing in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 calendar days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in certain obligations of the U.S. government, its agencies and instrumentalities; repurchase agreements with regard to such obligations; and other money market funds that have substantially the same investment objective and strategies as the Fund. The principal and interest of all securities held by the Fund are payable in U.S. dollars.


TREASURY MONEY MARKET FUND

The Fund seeks to achieve its investment objective by investing only in high-quality, short-term money market instruments that, at the time of investment, have remaining maturities of 397 days or less from the date of acquisition. The Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Fund expects to maintain an average weighted maturity of 60 days or less. Under normal circumstances, at least 80% of the Fund's assets will be invested in U.S. Treasury obligations, in repurchase agreements with regard to U.S. Treasury obligations and in other money market funds that have substantially the same investment objective and strategies as the Fund.

It is further intended that under normal circumstances, 100% of the Fund's investments will be in U.S. Treasury obligations or repurchase agreements with regard to U.S. Treasury obligations and other money market funds that have substantially the same investment objective and strategies as the Fund. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government. The principal and interest of all securities held by the Fund are payable in U.S. dollars.

--------------------------------------------------------------------------------
2  BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

INSTITUTIONAL MONEY MARKET FUND, PRIME MONEY MARKET FUND AND GOVERNMENT MONEY MARKET FUND

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

While some of the Funds' portfolio securities are issued and guaranteed by the U.S. government, its agencies or instrumentalities, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Funds' income to fluctuate as the market value of the Funds' securities fluctuates.

Each Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. Certain securities issued by U.S. government-sponsored entities, such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. government, and no assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Each Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

The risks generally associated with concentrating investments in the banking industry include interest rate risk, credit risk, and the risk of negative regulatory or market developments affecting the banking and financial services industries.

TREASURY MONEY MARKET FUND

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

While some of the Fund's portfolio securities are issued and guaranteed by the U.S. government, such securities are subject to the risk of sharply rising or falling interest rates that could cause the Fund's income to fluctuate as the market value of the Fund's securities fluctuates.

The Fund's income and/or share price could also be affected by downgrades or defaults of any of the Fund's holdings. However, the Fund minimizes this risk by investing only in U.S. Treasury obligations that are backed by the full faith and credit of the U.S. government, or repurchase agreements with regard to U.S. Treasury obligations.

The Fund's yield will vary as the securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates.

FOR A FURTHER DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THE FUNDS' MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A DISCUSSION OF THE FUNDS' INVESTMENTS AND RISKS, PLEASE REFER TO THE FUNDS' COMBINED STATEMENT OF ADDITIONAL INFORMATION ("SAI").

WHO MAY WANT TO INVEST IN THE FUNDS

The Funds are designed for investors who seek income from a high quality portfolio and/or wish to maintain the value of their investment in the long- and short-term.

--------------------------------------------------------------------------------
                                                                              3

Investment Returns

TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. Although Institutional Shares are not offered in this Prospectus, the returns for Institutional Shares are provided herein because the Capital Shares offered in this Prospectus are expected to have substantially similar annual returns since the Capital Shares are invested in the same Master Portfolios. ANNUAL RETURNS FOR THE CAPITAL SHARES WOULD DIFFER FROM ANNUAL RETURNS FOR THE INSTITUTIONAL SHARES BECAUSE THE CAPITAL SHARES HAVE DIFFERENT EXPENSES THAN THE INSTITUTIONAL SHARES. The bar charts show the returns of the Institutional Shares of the Funds for each full calendar year since the Funds' respective inception dates. The average annual total return table compares the average annual total return of the Institutional Shares of the Funds to those of a group of corresponding funds for various periods of time. How the Funds performed in the past is not necessarily an indication of how they will perform in the future.

Institutional Money Market Fund - Institutional Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2000   6.55%
2001   4.23%
2002   1.83%
2003   1.14%
2004   1.39%
2005   3.29%
2006   5.11%
2007    5.36%

The best calendar quarter return during the years shown above was 1.68% in the 4th quarter of 2000; the worst was 0.25% in the 1st quarter of 2004.

Prime Money Market Fund - Institutional Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2004   1.40%
2005   3.26%
2006   5.07 %
2007    5.32%

The best calendar quarter return during the years shown above was 1.34% in the 3rd quarter of 2007; the worst was 0.26% in the 1st and 2nd quarters of 2004.

--------------------------------------------------------------------------------
4  BARCLAYS GLOBAL INVESTORS FUNDS

Government Money Market Fund - Institutional Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2005    3.28%
2006    5.04%
2007     5.15%

The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.62% in the 1st quarter of 2005.

Treasury Money Market Fund - Institutional Shares

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

2005   3.20%
2006   5.04%
2007   4.95%

The best calendar quarter return during the years shown above was 1.33% in the 4th quarter of 2006; the worst was 0.59% in the 1st quarter of 2005.

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                                                                              5

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                            INSTITUTIONAL SHARES(1)

                           1 YEAR   5 YEARS   SINCE INCEPTION
                          --------  -------   --------------
Institutional Money         5.36%    3.24%        3.69%
  Market Fund
MFR Averages/FTIA(2)        5.06%    2.91%        3.35%(5)
Prime Money Market Fund     5.32%     N/A         3.35%
MFR Averages/FTIA(2)        5.06%     N/A         3.01%(5)
Government Money Market     5.15%     N/A         4.23%
  Fund
MFR Averages/GIA(3)         4.78%     N/A         3.77%(5)
Treasury Money Market       4.95%     N/A         4.13%
  Fund
MFR Averages/T&RIA(4)       4.59%     N/A         3.69%(5)

-------
  (1) The returns for Institutional Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated since inception, August 4, 1999, April 16, 2003, September 1, 2004 and September 1, 2004, respectively.
  (2) The Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund are tracked against the Money Fund Report ("MFR") First Tier Institutional Average, a service of iMoneyNet, Inc.
  (3) The Institutional Shares of the Government Money Market Fund are tracked against the MFR Government Institutional Average, a service of iMoneyNet, Inc.
  (4) The Institutional Shares of the Treasury Money Market Fund are tracked against the MFR Treasury and Repo Institutional Average, a service of iMoneyNet, Inc.
  (5) The MFR averages for the Institutional Shares of the Institutional Money Market Fund, Prime Money Market Fund, Government Money Market Fund and Treasury Money Market Fund are calculated from July 31, 1999, March 31, 2003, August 31, 2004 and August 31, 2004, respectively.

Each Fund's seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund's current seven-day yield, call 1-877-BGI-1544
(1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time or visit www.bgicash.com.

--------------------------------------------------------------------------------
     6  BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Capital Shares of the Funds.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)

                            INSTITUTIONAL        PRIME         GOVERNMENT     TREASURY
                                MONEY            MONEY           MONEY          MONEY
                             MARKET FUND      MARKET FUND     MARKET FUND    MARKET FUND
                           ---------------   -------------   -------------   -----------
Management fees(1)              0.10%            0.10%           0.10%           0.10%
Other expenses                  0.08%            0.07%           0.10%           0.10%
(Administration fees;
  Independent
 Expenses(2))
Total annual class              0.18%            0.17%           0.20%           0.20%
operating expenses(1),
  (2), (3)
Less fee waivers and/or        (0.04)%          (0.03)%         (0.06)%         (0.06)%
  expense
 reimbursements(1), (2)
Net expenses(1), (2), (4)       0.14%            0.14%           0.14%           0.14%

-------
  (1) Barclays Global Fund Advisors ("BGFA"), the investment adviser of each Fund's Master Portfolio, has contractually agreed to waive a portion of its management fees through April 30, 2009. After giving effect to such contractual waiver, the management fees will be 0.07%.
  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the Funds and the Master Portfolios, counsel to the Independent Trustees of the Funds and the Master Portfolios, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds and the Master Portfolios that are allocated to the Funds. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Funds and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Other expenses are based on estimated amounts for 2008.
  (3) Total annual class operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest. These fees and expenses are estimated.

  (4) The Funds' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

--------------------------------------------------------------------------------
                                                                              7

EXAMPLE


The example below is intended to help you compare the cost of investing in Capital Shares of the Funds with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Capital Shares of each Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for one year.


THE FUNDS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

                                CAPITAL SHARES


                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                          --------   --------   --------   --------
Institutional Money          $14        $54       $ 97       $226
  Market Fund
Prime Money Market Fund      $14        $52       $ 93       $214
Government Money Market      $14        $58       $107       $249
  Fund
Treasury Money Market        $14        $58       $107       $249
  Fund


--------------------------------------------------------------------------------
8  BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds

INVESTMENT ADVISER

Each Fund is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the Fund. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.10% (0.07% pursuant to the current contractual fee waiver) of each Master Portfolio's average daily net assets.


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.


A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each Fund's semi-annual report for the 6-month period ending June 30.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the Funds' Administrator:

[_] Supervise the Funds' administrative operations;

[_] Provide or cause to be provided management reporting and treasury administration services;

[_] Financial reporting;

[_] Legal, blue sky and tax services;

[_] Preparation of proxy statements and shareholder reports; and

[_] Engaging and supervising shareholder servicing agents (the "Shareholder Servicing Agents") on behalf of the Funds.


BGI is entitled to receive fees for these services at the annual rate of 0.07% of the average daily net assets of the Capital Shares of each Fund. In addition to performing these services, BGI has agreed to bear all costs of operating the Funds, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the Funds' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. No additional administration fees are charged at the Master Portfolio level.

The Shareholder Servicing Agents service individual and omnibus Fund accounts pursuant to agreements with the Funds and/or BGI. In addition to serving as agents of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.


--------------------------------------------------------------------------------
                                                                              9

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the Funds' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. In addition, BGFA and/or BGI and/or the Funds' distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Funds' distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Funds' distributor, fees paid by BGI.


A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the Funds' shareholder servicing arrangements can be found in the Funds' SAI, which is available upon request.

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10                                        BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

WHO IS ELIGIBLE TO INVEST


The minimum initial investment amount for the Capital Shares of each Fund is $25 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Please contact your Shareholder Servicing Agent or State Street Bank and Trust Company ("State Street"), the Funds' custodian, transfer agent and dividend disbursing agent, for more information.


In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Capital Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES

You may buy Fund shares without paying a sales charge. Your purchase order must be received in proper form, as determined by the Fund's transfer agent or an intermediary pursuant to an appropriate agreement, on any day the Funds are open (a "Business Day") by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) to purchase shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and generally closed on all other days that the primary markets for the Master Portfolios' portfolio securities (I.E., the bond markets) are closed or the Fedwire Funds Service is closed. The holidays on which both the Fedwire and the bond markets are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The Institutional Money Market Fund and the Prime Money Market Fund do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The Government Money Market Fund and the Treasury Money Market Fund generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the Fedwire Funds Service by its close, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

HOW TO SELL SHARES


You may sell Fund shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, by such closing time) to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time) will be executed on the next Business Day.


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                                                                             11

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day. In addition, the Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the Securities and Exchange Commission ("SEC") by order may permit.Each Fund reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares, as provided from time to time in this Prospectus.


In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

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12                                        BARCLAYS GLOBAL INVESTORS FUNDS

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS


A direct buyer who has established an account with a Fund can add to or redeem from that account by phone or through the mail.



[] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the Funds may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.(1)



[] To invest by mail, make your check payable to the Fund of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the Fund's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:


     State Street Bank and Trust Company
     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds Shareholder Account Name:
     Shareholder Account Number:
     Fund Share Class Numbers:
     1121 (Institutional Money Market Fund - Capital Shares) 1991 (Prime Money Market Fund - Capital Shares)
     1091 (Government Money Market Fund - Capital Shares) 1101 (Treasury Money Market Fund - Capital Shares)


[_] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.


[_] To invest or redeem shares online, please contact State Street for information about how to access online trading features.

[_] A direct buyer can ask State Street to wire proceeds directly to its designated bank account.(2)

[_] When a direct buyer purchases Fund shares and then quickly sells (E.G., sells before clearance of the purchase check), the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

-------
(1)The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
(2)To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

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                                                                             13

CALCULATING THE FUNDS' SHARE PRICE

Each Fund's share price (also known as a Fund's NAV) is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Each Fund's NAV is calculated at 5:00 p.m. Eastern Time on any Business Day (or, if the Fund closes early, at such closing time). The NAV of each Fund is calculated based on the net asset value of the Master Portfolio in which the Fund invests. The Funds' SAI includes a description of the methods for valuing the Master Portfolios' investments.

The Funds seek to maintain a constant NAV of $1.00 per share, although they can offer no assurance that they will be able to do so.

FUND DISTRIBUTIONS

Each Fund declares distributions of its net investment income daily and distributes them monthly to shareholders. A Fund distributes its net realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless you have elected to receive distribution payments in cash.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Each Fund credits distributions earned on weekends and holidays to the preceding Business Day. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

FREQUENT TRADING IN FUND SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Master Portfolios and the Funds have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objective and strategy of the Master Portfolios. The Funds' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investment in the Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

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14                                        BARCLAYS GLOBAL INVESTORS FUNDS

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your Fund's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary depending on your tax status and based on the amount and character of the Fund's distributions to you and your tax rate.

Distributions from the Funds generally are taxable as follows:

DISTRIBUTION TYPE           TAX STATUS
-------------------------   --------------------------
Income ..................   Ordinary income(1)
Short-term capital gain .   Ordinary income
Long-term capital gain ..   Long-term capital gain(2)

-------
  (1) Distributions from the Funds paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. Since each Fund's income is derived from sources that do not pay "qualified dividend income," income distributions from the net investment income of each Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

  (2) Normally, the Funds do not expect to realize or distribute a significant amount of long-term capital gains.

Provided the Funds are able to maintain a constant NAV of $1.00 per share, sales of the Funds' shares generally will not result in taxable gain or loss. After the end of each year, the Funds will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.


In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the Funds if you fail to provide the Funds with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.


TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING FUND SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR INDIVIDUAL RETIREMENT ACCOUNT, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON FUND DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF FUND SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

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                                                                             15

FEEDER FUND EXPENSES

Feeder funds, including the Funds, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its Master Portfolio if it believes doing so is in the best interests of the Fund's shareholders. If the Board of Trustees decides to withdraw a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

SHARE CLASS

The Funds offer additional share classes with different expenses and expected returns than those described in this Prospectus, including share classes you may be eligible to purchase. Call 1-877-BGI-1544 (1-877-244-1544) (toll-free) for additional information.

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16                                        BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of the Institutional Shares of each Fund for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Institutional Share of each Fund. FINANCIAL PERFORMANCE FOR THE CAPITAL SHARES WOULD DIFFER FROM THE FINANCIAL PERFORMANCE FOR THE INSTITUTIONAL SHARES BECAUSE THE CLASSES HAVE DIFFERENT EXPENSES. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Institutional Shares of a given Fund, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2003
                            -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE,              $   1.00        $   1.00        $   1.00        $   1.00       $   1.00
                              ----------      ----------      ----------      ----------     -----------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.05            0.05            0.03            0.01           0.01
Net realized gain (loss)         (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.00)(a)       0.00 (a)
                              ----------      ----------      ----------      ----------     -----------
TOTAL FROM INVESTMENT             0.05            0.05            0.03            0.01           0.01
                              ----------      ----------      ----------      ----------     -----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.05)          (0.05)          (0.03)          (0.01)         (0.01)
Net realized gain                    -               -               -               -          (0.00)(a)
                              ----------      ----------      ----------      ----------     -----------
TOTAL DISTRIBUTIONS              (0.05)          (0.05)          (0.03)          (0.01)         (0.01)
                              ----------      ----------      ----------      ----------     -----------
NET ASSET VALUE, END OF       $   1.00        $   1.00        $   1.00        $   1.00       $   1.00
                              ==========      ==========      ==========      ==========     ===========
  YEAR
TOTAL RETURN                      5.36%           5.11%           3.29%           1.39%          1.14%
                              ==========      ==========      ==========      ==========     ===========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $6,653,737      $4,198,724      $3,485,876      $3,624,503     $3,998,225
  year(000s)
Ratio of expenses to
average net
 assets(b)                        0.11%           0.10%           0.05%           0.06%          0.12%
Ratio of expenses to
average net assets
 prior to expense                 0.16%           0.14%           0.12%           0.12%        n/a
  reductions(b)
Ratio of net investment
income to
 average net assets(b)            5.25%           4.97%           3.26%           1.37%          1.13%


-------
     (a)  Rounds to less than $0.01.

     (b) These ratios include net expenses charged to the corresponding Master Portfolio.

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PRIME MONEY MARKET FUND - INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                               PERIOD FROM
                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED    APR. 16, 2003(A)
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004   TO DEC. 31, 2003
                            -------------   -------------   -------------   -------------   ----------------
NET ASSET VALUE,              $   1.00        $   1.00        $   1.00        $   1.00         $   1.00
                              ----------      ----------      ----------      ----------       ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.05            0.05            0.03            0.01             0.01
Net realized gain (loss)          0.00 (b)        0.00 (b)        0.00 (b)        0.00 (b)        (0.00)(b)
                              ----------      ----------      ----------      ----------       ----------
TOTAL FROM INVESTMENT             0.05            0.05            0.03            0.01             0.01
                              ----------      ----------      ----------      ----------       ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.05)          (0.05)          (0.03)          (0.01)           (0.01)
Net realized gain                    -               -               -           (0.00)(b)        (0.00)(b)
                              ----------      ----------      ----------      ----------       ----------
TOTAL DISTRIBUTIONS              (0.05)          (0.05)          (0.03)          (0.01)           (0.01)
                              ----------      ----------      ----------      ----------       ----------
NET ASSET VALUE, END OF       $   1.00        $   1.00        $   1.00        $   1.00         $   1.00
                              ==========      ==========      ==========      ==========       ==========
  PERIOD
TOTAL RETURN                      5.32%           5.07%           3.26%           1.40%            0.80%(c)
                              ==========      ==========      ==========      ==========       ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $8,363,790      $5,915,836      $6,521,818      $6,000,944       $2,967,075
  period (000s)
Ratio of expenses to
average net
 assets(d)                        0.12%           0.11%           0.08%           0.04%            0.03%
Ratio of expenses to
average net assets
 prior to expense                 0.15%           0.14%           0.12%           0.12%             n/a
  reductions(d)
Ratio of net investment
income to
 average net assets(d)            5.19%           4.93%           3.28%           1.45%            1.10%


-------
  (a)        Commencement of operations.
  (b)        Rounds to less than $0.01.
  (c)        Not annualized.

  (d) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


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18                                        BARCLAYS GLOBAL INVESTORS FUNDS

GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               PERIOD FROM
                              YEAR ENDED      YEAR ENDED      YEAR ENDED    SEP. 1, 2004(A)
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   TO DEC. 31, 2004
                            -------------   -------------   -------------   ----------------
NET ASSET VALUE,               $ 1.00          $ 1.00          $  1.00         $   1.00
                               ------          ------          -------         --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.05            0.05             0.03             0.01
                               ------          ------          -------         --------
TOTAL FROM INVESTMENT            0.05            0.05             0.03             0.01
                               ------          ------          -------         --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.05)          (0.05)           (0.03)          (0.01)
                               -------         -------         --------        --------
TOTAL DISTRIBUTIONS              (0.05)          (0.05)           (0.03)          (0.01)
                               -------         -------         --------        --------
NET ASSET VALUE, END OF        $ 1.00          $ 1.00          $  1.00         $   1.00
                               =======         =======         ========        ========
  PERIOD
TOTAL RETURN                      5.15%           5.04%            3.28%           0.64%(b)
                               =======         =======         ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of             $ 3,031         $   395         $169,200        $448,100
  period (000s)
Ratio of expenses to
average net
 assets(c)                        0.12%           0.12%            0.03%           0.00%
Ratio of expenses to
average net assets
 prior to expense                 0.18%           0.16%            0.12%           0.12%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)            4.67%           4.75%            3.04%           1.93%


-------
  (a)        Commencement of operations.
  (b)        Not annualized.

  (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


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                                                                             19

TREASURY MONEY MARKET FUND - INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                              PERIOD FROM
                              YEAR ENDED      YEAR ENDED      YEAR ENDED    SEP. 1, 2004(A)
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   TO DEC. 31, 2004
                            -------------   -------------   -------------   ---------------
NET ASSET VALUE,              $  1.00          $  1.00         $  1.00          $ 1.00
                              -------          -------         -------          ------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.05             0.05            0.03            0.01
                              -------          -------         -------          ------
TOTAL FROM INVESTMENT            0.05             0.05            0.03            0.01
                              -------          -------         -------          ------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.05)           (0.05)          (0.03)         (0.01)
                              --------         --------        --------         ------
TOTAL DISTRIBUTIONS              (0.05)           (0.05)          (0.03)         (0.01)
                              --------         --------        --------         ------
NET ASSET VALUE, END OF       $  1.00          $  1.00         $  1.00          $ 1.00
                              ========         ========        ========         ======
  PERIOD
TOTAL RETURN                      4.95%            5.04%           3.20%          0.61%(b)
                              ========         ========        ========         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $131,190         $126,518        $100,343         $  100
  period (000s)
Ratio of expenses to
average net
 assets(c)                        0.04%            0.00%           0.00%          0.00%
Ratio of expenses to
average net assets
 prior to expense                 0.18%            0.19%           0.12%          0.12%
  reductions(c)
Ratio of net investment
income to
 average net assets(c)            4.74%            5.03%           4.03%       1.82%


-------
  (a)        Commencement of operations.
  (b)        Not annualized.

  (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.


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20                                        BARCLAYS GLOBAL INVESTORS FUNDS

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information can be found on our website at www.bgicash.com. For more detailed information about Barclays Global Investors Funds and the Funds, you may request a copy of the SAI. The SAI provides information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Funds' investments is available in the Funds' annual or semi-annual reports to shareholders.


If you have any questions about the Funds or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   cash.us@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456


Information about a Fund (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY FUND AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-CAP0508

[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

BARCLAYS GLOBAL INVESTORS FUNDS

Statement of Additional Information

Dated May 1, 2008


Prime Money Market Fund
Institutional Money Market Fund
Government Money Market Fund

Treasury Money Market Fund
(Premium, Capital, Institutional, Select, Trust and Aon Captives Shares)

Barclays Global Investors Funds (the "Trust" or "BGIF") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains additional information about the Premium, Capital, Institutional, Select and Trust Shares of the following series of the Trust - the Prime Money Market Fund, the Institutional Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund (each, a "Fund" and collectively, the "Funds"). This SAI also contains information about the Aon Captives Shares of the Institutional Money Market Fund.


Each Fund seeks to achieve its investment objective by investing all of its assets in a master portfolio of the Master Investment Portfolio ("MIP"). The Institutional Money Market Fund invests in the Money Market Master Portfolio; the Prime Money Market Fund invests in the Prime Money Market Master Portfolio; the Government Money Market Fund invests in the Government Money Market Master Portfolio; and the Treasury Money Market Fund invests in the Treasury Money Market Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios"). Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser") serves as investment adviser to each Master Portfolio. References to the investments, investment policies and risks of a Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of each Fund's Master Portfolio.


This SAI is not a prospectus and should be read in conjunction with the current prospectuses for the Premium, Capital, Institutional, Select and Trust Shares of the Funds, and the Aon Captives Shares of the Institutional Money Market Fund, each dated May 1, 2008 (each, a "Prospectus" and collectively, the "Prospectuses"), and as amended from time to time, for the relevant class of shares. The audited financial statements for the Funds, which include the schedules of investments and independent auditor's reports for the fiscal year ended December 31, 2007 and the unaudited financial statements for the Funds, which includes each Fund's schedule of investments for the period ended June 30, 2007, are hereby incorporated by reference to the Funds' annual reports, semi-annual reports and Prospectuses for the Premium, Institutional, Select and Trust Shares of the Funds, and the Aon Captives Shares of the Institutional Money Market Fund. Copies of the Prospectuses, annual reports and semi-annual reports may be obtained without charge by writing to Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free), or e-mailing the Funds at cash.us@barclaysglobal.com.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
History of the Trust                      1
Description of the Funds and their        1
  Investments and Risks
   Investment Objectives and Policies     1
   Master/Feeder Structure                1
   Fundamental Investment                 2
  Restrictions
   Non-Fundamental Investment             3
  Restrictions
   Investments and Risks                  3
   Asset-Backed and Commercial            4
  Mortgage-Backed Securities
   Bank Obligations                       4
   Commercial Paper and Short-Term        5
  Corporate Debt Instruments
   Floating-Rate and Variable-Rate        5
  Obligations
   Foreign Obligations                    6
   Forward Commitments, When-Issued       6
Purchases and Delayed-Delivery
  Transactions
   Funding Agreements                     6
   Illiquid Securities                    6
   Investment Company Securities          6
   Letters of Credit                      7
   Loans of Portfolio Securities          7
   Loan Participation Agreements          7
   Mortgage Pass-Through Securities       8
   Municipal Securities                   9
   Participation Interests                9
   Repurchase Agreements                  9
   Restricted Securities                  9
   Unrated Investments                    9
   U.S. Government Obligations           10
   U.S. Treasury Obligations             10
Portfolio Holdings Information           10
   Service Providers                     10
   Third-Party Feeder Funds              11
   Securities and Exchange               11
  Commission Filings
   Other Public Disclosure               11
   Approved Recipients                   11
Management                               12
   Officers                              14
   Committees                            14

                                        PAGE
                                        ----
   Beneficial Equity Ownership           15
  Information
   Ownership of Securities of            15
  Certain Entities
   Codes of Ethics                       15
   Shareholder Communication to the      15
  Board of Trustees
   Compensation of Trustees              16
Control Persons and Principal            16
  Holders of Securities
Investment Adviser and Other Service     20
  Providers
   Investment Adviser                    20
   Advisory Fees                         20
   Administrator                         21
   Distributor                           22
   Institutional Money Market Fund -     23
Aon Captives Shares Distribution
  Plan
   Shareholder Servicing Agents          24
   Custodian                             25
   Transfer and Dividend Disbursing      25
  Agent
   Independent Registered Public         25
  Accounting Firm
   Legal Counsel                         25
Determination of Net Asset Value         25
Purchase, Redemption and Pricing of      26
  Shares
   Terms of Purchase and Redemption      26
   In-Kind Purchases                     26
   Suspension of Redemption Rights       26
  or Payment of Redemption Proceeds
Portfolio Transactions                   27
   General                               27
   Portfolio Turnover                    27
   Securities of Regular                 27
  Broker-Dealers
   Frequent Trading of Fund Shares       28
Distributions and Taxes                  28
   Qualification as a Regulated          29
  Investment Company
   Excise Tax                            30
   Capital Loss Carry-Forwards           30
   Investment through the Master         30
  Portfolios
   Taxation of Fund Investments          30
   Taxation of Distributions             31
   Sales of Fund Shares                  32
   Foreign Taxes                         32
   Federal Income Tax Rates              32

                                        PAGE
                                        ----
   Backup Withholding                    32
   Tax-Deferred Plans                    33
   Foreign Shareholders                  33
Capital Stock                            34
   Voting                                34
   Dividends and Distributions           34
   Master Portfolios                     35
Additional Information on the Funds      35
Financial Statements                     35

History of the Trust

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.


The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each Fund invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related Fund.


FUND                                  MASTER PORTFOLIO IN WHICH THE FUND INVESTS
-----------------------------------   ------------------------------------------
  Prime Money Market Fund             Prime Money Market Master Portfolio
  Institutional Money Market          Money Market Master Portfolio
  Fund
  Government Money Market Fund        Government Money Market Master Portfolio
  Treasury Money Market Fund          Treasury Money Market Master Portfolio


Each series of the Trust issues shares in multiple classes, currently including Premium, Capital, Institutional, Select and Trust Shares, and with respect only to the Institutional Money Market Fund, Aon Captives Shares. On August 14, 2002, the Trust's board of trustees (the "Board of Trustees" or the "Board") approved changing the name of the Institutional Money Market Fund's Distributor Shares to the "Aon Captives Shares."


Description of the Funds and their Investments and Risks

INVESTMENT OBJECTIVES AND POLICIES. The Trust is an open-end, series management investment company. Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by the vote of a majority of the trustees of the Trust or MIP (the "Trustees"), as the case may be, at any time.


The Funds and the Master Portfolios in which they invest are diversified funds as defined in the 1940 Act. Each Fund's investment objective is set forth in its Prospectus. Each Fund's investment objective is non-fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and investment policies of a Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of any Fund will be achieved.


MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP. The Trust's Board of Trustees believes that under normal circumstances, none of the Funds or their shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor redeems its interests from a Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses over a larger asset base) that the Trust's Board of Trustees believes may be available through a Fund's investment in such Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

The fundamental policies of each Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, a Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolios that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, a Fund may elect to change its objective or policies to correspond to those of the related Master Portfolio. Each Fund may redeem its interests from its Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders, for this or any other reason. Prior to such redemption, the Trust's Board of Trustees would consider alternatives, including whether to seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its investment objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities; and further provided that, with respect to the Prime Money Market Fund and the Institutional Money Market Fund, the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities Exchange Commission ("SEC") or its staff);

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in U.S. government securities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows each Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of each Fund's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by a majority of the Trustees of the Trust at any time.

(1) Each Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder;


(2) Each Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
      (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and


(4) Each Fund may not make investments for the purpose of exercising control or management; provided that a Fund may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

The Government Money Market Fund and the Treasury Money Market Fund have adopted the following investment restriction as a non-fundamental policy:

Each Fund will provide shareholders with at least 60 days' notice of any change to the Fund's non-fundamental policy to invest at least 80% of the Fund's assets in the types of securities described in the Fund's principal investment strategies. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

The Prime Money Market Fund and the Institutional Money Market Fund have adopted the following investment restrictions as non-fundamental policies:

(1) Each Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

(2) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

(3) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may (and does) invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

INVESTMENTS AND RISKS. To the extent set forth in this SAI, each Fund, through its investment in a related Master Portfolio, may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

The assets of each Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of a Fund may not exceed 90 days. Under normal circumstances, the Prime Money Market Fund, the Government Money Market Fund and the Treasury Money Market Fund expect to maintain a dollar-weighted average portfolio maturity of 60 days or less. The securities in which each Fund invests may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that a Fund's investment objective will be realized as described in its Prospectus.

The Treasury Money Market Fund invests exclusively in U.S. Treasury obligations, as described below. The Government Money Market Fund invests exclusively in U.S. government obligations, as described below. Practices described below relating to illiquid securities, investment company securities, loans of portfolio securities and repurchase agreements also apply to the Treasury Money Market Fund and the Government Money Market Fund.

The Prime Money Market Fund and the Institutional Money Market Fund may invest in any of the instruments or engage in any practice described below.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. The Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict. The Funds may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of or under the 1940 Act. Changes in liquidity of these securities may result in significant, rapid and unpredictable changes in prices for these securities. Also see "Mortgage Pass-Through Securities."


BANK OBLIGATIONS. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit ("CDs") are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits ("TDs") are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. TDs that may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC").


Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed-, floating- or variable-interest rates.


Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Funds generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts that they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation, as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Funds may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest on these notes varies pursuant to the arrangements between the Fund and the borrower. Both the borrower and the Fund have the right to vary the amount of the outstanding indebtedness on the notes. BGFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Funds also may invest in non-convertible corporate debt securities (E.G., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BGFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold the obligation, it may be subject to additional risk of default.


FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Funds may purchase floating-rate and variable-rate obligations. The Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in accordance with Rule 2a-7 and the 1940 Act. Variable-rate demand notes are demand obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which a Fund may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in a Fund's portfolio.

FOREIGN OBLIGATIONS. The Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Funds may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS.
 The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines or the value of the security to be sold increases before the settlement date. Although the Funds will generally purchase securities with the intention of acquiring them, the Funds may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

FUNDING AGREEMENTS. The Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. The Funds will purchase short-term funding agreements only from banks and insurance companies. The Funds may also purchase Guaranteed Investment Contracts ("GICs").

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Funds may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund's assets than if the value were based on available market quotations.


ILLIQUID SECURITIES. Each Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.


INVESTMENT COMPANY SECURITIES. Each Fund may invest in shares of open-end investment companies, including investment companies that are affiliated with the Funds and BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that a Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on
Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. A Fund may also purchase shares of exchange listed closed-end funds to the extent permitted under the 1940 Act. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit issued by a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of the Funds may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends. A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees. Barclays Global Investors, N.A. ("BGI") acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

LOAN PARTICIPATION AGREEMENTS. Each Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be made to issuers in whose obligations the Funds may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary under the terms of the loan participation for the Funds to assert their rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Funds could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Funds may be regarded as creditors of the issuing bank (rather than of the underlying corporate borrower), so that the Funds also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Funds may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the value of each Fund's assets than if the value were based on available market quotations.


MORTGAGE PASS-THROUGH SECURITIES. Each Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises including: the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.


The Funds may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest in mortgage securities issued by private non-government entities. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate. Non-government mortgage securities may be subject to greater price changes than government issues.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Funds may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. The Funds may use TBA transactions in several ways. For example, the Funds may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Funds will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause the Funds to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to shareholders.

MUNICIPAL SECURITIES. Each Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

Each Fund will invest in high-quality, long-term municipal bonds, municipal notes and short-term commercial paper with remaining maturities not exceeding 397 calendar days.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.


REPURCHASE AGREEMENTS. Each Fund will enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will only enter into repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.


RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

UNRATED INVESTMENTS. Each Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by a Fund, and they are purchased in accordance with the Trust's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in a Fund's shareholders' best interests.


To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organization or its rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in their Prospectuses and this SAI.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in U.S. government obligations, including securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates), or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations are direct obligations of the U.S. government that are backed by the full faith and credit of the United States. U.S. Treasury obligations include, among other things, U.S. Treasury bills, notes, bonds, and the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities Program ("STRIPS").

Portfolio Holdings Information

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each Fund's and Master Portfolio's respective shareholders or interestholders, as applicable; (b) does not put the interests of the Investment Adviser, the Funds' distributor, SEI Investments Distribution Co. (the "Distributor" or "SEI"), or any affiliated person of the Funds, the Master Portfolios, the Investment Adviser or the Distributor, above those of the Funds' shareholders and the Master Portfolios' interestholders; (c) does not advantage any current or prospective Fund shareholders or Master Portfolio interestholders over any other current or prospective Fund shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the Funds or the Master Portfolios) limiting the use of such information are in effect. None of the Funds, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the Funds and the Master Portfolios.

SERVICE PROVIDERS. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios' assets ("Portfolio Managers") or who provide administrative, operational, risk management, or other support to the Portfolio Managers ("Support Staff"), and (ii) to other personnel of the Investment Adviser and the Funds' and Master Portfolios' service providers, such as BGI, State Street Bank and Trust Company ("State Street") and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios' assets and settling the Master Portfolios' transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the Funds and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust's and MIP's Trustees; the auditors of the Funds and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not "interested persons" of the Trust or MIP (as such term is defined in the 1940 Act) (the "Independent Trustees"); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2008, of all such persons and entities with which the Funds and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody's(Reg.
TM) Investors Services, Inc. ("Moody's"), Standard & Poor's(Reg. TM) Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

THIRD-PARTY FEEDER FUNDS. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder funds sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a "third-party feeder fund") as may be necessary to (i) conduct business of the third-party feeder funds in the ordinary course in a manner consistent with agreements with the third-party feeder funds and the terms of the Master Portfolio's current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder funds. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder fund is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust's and MIP's policy described herein), and none of BGFA, BGI or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder fund's policies. The following is a list, as of March 31, 2008, of third-party feeder funds and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: Barclays Global Investors Cayman Prime Money Market Fund, Ltd., Hewitt Money Market Fund, Hewitt Series Trust, Hewitt Financial Services LLC, PayPal Money Market Fund, PayPal Funds, and PayPal Asset Management, Inc. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.


BGFA, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder fund to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SECURITIES AND EXCHANGE COMMISSION FILINGS. Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on such Fund's fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.


OTHER PUBLIC DISCLOSURE. A Fund or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the Funds and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2008, of all such persons and entities with which the Funds or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: iMoney Net (weekly) and Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.

APPROVED RECIPIENTS. The Funds' and the Master Portfolios' Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.


The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust's and MIP's policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

Management


The Trust's Board of Trustees has responsibility for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. Each other Trustee of the Trust also serves as a Trustee for MIP. The Trust's Trustees have designated Leo Soong as the Lead Independent Trustee. The address for each Trustee and officer, unless otherwise noted in the tables below, is Barclays Global Investors, N.A., c/o Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105.


INTERESTED TRUSTEES


                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                           POSITION(S), LENGTH         PRINCIPAL OCCUPATION          OVERSEEN
 NAME AND YEAR OF BIRTH        OF SERVICE             DURING PAST FIVE YEARS        BY TRUSTEE         OTHER DIRECTORSHIPS
-----------------------   --------------------   --------------------------------   ----------   --------------------------------
Lee T. Kranefuss*         Trustee (since 2001)   Chief Executive Officer, iShares       182      Trustee of MIP (since 2001);
(1961)                    and Chairman of the    Intermediary Index and Market                   Trustee of iShares Trust
                          Board (since 2007).    Group of BGI (since 2003); Chief                (since 2003);
                                                 Executive Officer of the                        Director of iShares, Inc. (since
                                                 Intermediary Investor and                       2003).
                                                 Exchange Traded Products
                                                 Business of BGI (2003-2005);
                                                 Director of BGFA (since 2005);
                                                 Director, President and Chief
                                                 Executive Officer of Barclays
                                                 Global Investors International,
                                                 Inc.(since 2005); Director and
                                                 Chairman of Barclays Global
                                                 Investors Services (since 2005);
                                                 Chief Executive Officer of the
                                                 Individual Investor Business of
                                                 BGI (1999-2003).

H. Michael Williams*      Trustee and            Head of Global Index and               26       Trustee (since 2007) of MIP;
(1960)                    President (since       Markets Group of BGI (since                     Trustee (since 2007) of the
                          2007).                 2006); Global Head of Securities                University of California
                                                 Lending, BGI (2002-2006).                       Berkeley Foundation.


-------
* Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the Funds and the Master Portfolios. "Interested Trustee" has the same meaning as "interested person" (as defined in the 1940 Act).

INDEPENDENT TRUSTEES


                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                                                                        IN FUND
                                                                                        COMPLEX
                           POSITION(S), LENGTH          PRINCIPAL OCCUPATION           OVERSEEN
NAME AND YEAR OF BIRTH         OF SERVICE              DURING PAST FIVE YEARS         BY TRUSTEE        OTHER DIRECTORSHIPS
-----------------------   --------------------   ----------------------------------   ----------   ------------------------------
Mary G. F. Bitterman      Trustee (since 2001)   President (since 2004) and               26       Trustee (since 2001) of MIP;
(1944)                    and Chairperson of     Director (since 2002) of the                      Director (since 1984) and
                          the Nominating and     Bernard Osher Foundation;                         Lead Independent Director
                          Governance             Director (2003-2004) of Osher                     (since 2000) of the Bank of
                          Committee (since       Lifelong Learning Institutes;                     Hawaii; Director (since 2002)
                          2006).                 President and Chief Executive                     and Chairman (since 2005) of
                                                 Officer (2002-2003) of The James                  the Board of PBS (Public
                                                 Irvine Foundation.                                Broadcasting Service).

A. John Gambs             Trustee and            Retired.                                 26       Trustee (since 2006) of MIP.
(1945)                    Chairperson of the
                          Audit Committee
                          (since 2006).

Hayne E. Leland           Trustee (since         Professor of Finance (since 1974)        26       Trustee (since 2007) of MIP.
(1941)                    2007).                 at University of California,
                                                 Berkeley: Haas School of
                                                 Business.

Jeffrey M. Lyons          Trustee (since         Retired (since 2006); President          26       Trustee (since 2007) of MIP.
(1955)                    2007).                 (2004-2006) of Active Trader
                                                 Business and President (2001-
                                                 2004) of the Asset Management
                                                 Division of Charles Schwab & Co.

Wendy Paskin-             Trustee (since         Managing Partner (since 1999)            26       Trustee (since 2006) of MIP;
Jordan (1956)             2006).                 of Paskin & Kahr Capital                          Director (since 2001) of the
                                                 Management; Registered                            California State Automobile
                                                 Representative (since 2005) of                    Association; Director (since
                                                 ThinkEquity Partners (broker-                     2001) of Maier Siebel Baber.
                                                 dealer); Registered
                                                 Representative (1999-2005) of
                                                 ePlanning Securities Inc. (broker-
                                                 dealer).

Leo Soong                 Trustee (since 2000)   President (since 2002) of Trinity        26       Trustee (since 2000) of MIP;
(1946)                    and Lead               Products LLC/IQ Organics LLC                      Vice Chairman (since 2005) of
                          Independent Trustee    (healthy beverage companies);                     the California Pacific Medical
                          (since 2006).          Managing Director (since 1989)                    Center; Director (since 1990)
                                                 of CG Roxane LLC (water                           of the California State
                                                 company).                                         Automobile Association;
                                                                                                   Director (since 2002) of the
                                                                                                   American Automobile
                                                                                                   Association.

OFFICERS


                          POSITION(S), LENGTH             PRINCIPAL OCCUPATION
 NAME AND YEAR OF BIRTH        OF SERVICE                DURING PAST FIVE YEARS
-----------------------   --------------------   -------------------------------------
Geoffrey D. Flynn         Treasurer and Chief    Director of Mutual Fund Operations
(1956)                    Financial Officer      of BGI (since 2007); President, Van
                          (since 2007).          Kampen Investors Services (2003-
                                                 2007); Managing Director, Morgan
                                                 Stanley (2002-2007); President,
                                                 Morgan Stanley Trust, FSB (2002-
                                                 2007).

Eilleen M. Clavere        Secretary              Head of Legal Administration of
(1952)                    (since 2007).          Intermediary Investors Business of
                                                 BGI (since 2006); Legal Counsel and
                                                 Vice President of Atlas Funds, Atlas
                                                 Advisers, Inc. and Atlas Securities,
                                                 Inc. (2005-2006); Counsel of
                                                 Kirkpatrick & Lockhart LLP (2001-
                                                 2005).

Stephen Monroe            Executive Vice         Global Head (since 2006) of Cash
(1960)                    President              Management of BGI; Managing
                          (since 2007).          Director (1997-2006), National Sales
                                                 Manager (1999-2006) and Global
                                                 Sales Manager (2003-2005) JP Morgan
                                                 Securities, Inc.


Ira P. Shapiro (1963)     Vice President and     Associate General Counsel, BGI
                          Chief Legal Officer    (since 2004); First Vice President of
                          (since 2007).          Merrill Lynch Investment Managers
                                                 ( 1993-2004).

David Lonergan            Vice President         Head of U.S. Cash Management
(1970)                    (since 2007).          (since 2002) of BGI; U.S. Liquidity
                                                 Manager (2000-2002) of BGI.

Alan Mason (1960)         Vice President         Head (since 2006) of Allocations and
                          (since 2007).          Solutions of BGI; Investment
                                                 Strategist (2000-2006) of BGI.



COMMITTEES. There are two standing committees of the Board of Trustees - the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee include each Independent Trustee. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for BGIF. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder's name and address; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to BGIF Board of Trustees - Nominating and Governance Committee, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Mary G.
F. Bitterman serves as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2007, the Nominating and Governance Committee held four meetings.

The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Funds' accounting and financial reporting practices, reviewing the results of the annual audits of the Funds' financial statements and interacting with the Funds' independent auditors on behalf of the full Board. A. John Gambs serves as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2007, the Audit Committee held four meetings.

BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of interests in each Fund beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over
$100,000.

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS AND
THE FAMILY OF INVESTMENT COMPANIES (AS OF DECEMBER 31, 2007)
------------------------------------------------------------

                                                                                   AGGREGATE
                                                                                    DOLLAR
                                                                                   RANGE OF
                                                                                  SECURITIES
                                                                                 IN THE FAMILY
                        GOVERNMENT   INSTITUTIONAL                   TREASURY         OF
                          MONEY          MONEY       PRIME MONEY      MONEY       INVESTMENT
INTERESTED TRUSTEE     MARKET FUND    MARKET FUND    MARKET FUND   MARKET FUND     COMPANIES
--------------------   -----------   -------------   -----------   -----------   -------------
Lee T. Kranefuss       0             0               0             0             D
H. Michael Williams    0             0               0             0             D

                                                                                   AGGREGATE
                                                                                    DOLLAR
                                                                                   RANGE OF
                                                                                  SECURITIES
                                                                                 IN THE FAMILY
                        GOVERNMENT   INSTITUTIONAL                   TREASURY         OF
                          MONEY          MONEY       PRIME MONEY      MONEY       INVESTMENT
INDEPENDENT TRUSTEES   MARKET FUND    MARKET FUND    MARKET FUND   MARKET FUND     COMPANIES
--------------------   -----------   -------------   -----------   -----------   -------------
Mary G. F. Bitterman   0             0               0             0             0
A. John Gambs          0             0               0             0             0
Hayne E. Leland        0             0               0             0             0
Jeffrey M. Lyons       0             0               0             0             0
Wendy Paskin-Jordan    0             0               0             0             0
Leo Soong              0             0               0             0             0

OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. The Independent Trustees and their immediate family members, as of December 31, 2007, did not own any securities of BGFA, the Distributor, or any entity controlling, controlled by, or under common control with BGFA or the Distributor as of such a date, unless noted above.


CODES OF ETHICS. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.


COMPENSATION OF TRUSTEES. As of January 1, 2008, the Trust pays each Independent Trustee the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and
(iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust's allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee is paid the Trust's allocable share of an annual fee of $3,000. The Lead Independent Trustee is paid the Trust's allocable share of an additional annual base fee of $15,000. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.

During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee its allocable share of the following fees and expenses: (i) an annual base fee of $35,000; (ii) a per meeting fee of $5,000 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $1,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $5,000 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $2,500. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of $10,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.


The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007
-------------------------------------------

                              AGGREGATE COMPENSATION    TOTAL COMPENSATION
NAME OF INTERESTED TRUSTEE        FROM THE TRUST       FROM FUND COMPLEX(1)
---------------------------   ----------------------   --------------------
Lee T. Kranefuss                         $0                      $0
H. Michael Williams                      $0                      $0


                               AGGREGATE COMPENSATION    TOTAL COMPENSATION
NAME OF INDEPENDENT TRUSTEES       FROM THE TRUST       FROM FUND COMPLEX(1)
----------------------------   ----------------------   --------------------
Mary G. F. Bitterman           $26,673                         $75,500
A. John Gambs                  $27,567                         $78,000
Hayne E. Leland(2)             $ 4,983                         $15,750
Jeffrey M. Lyons(2)            $ 4,983                         $15,750
Wendy Paskin-Jordan            $25,779                         $73,000
Leo Soong                      $29,356                         $83,000


-------
(1)   Includes compensation for services on the Board of Trustees of MIP.

(2) Hayne E. Leland and Jeffrey M. Lyons were elected to serve as Trustees on November 16, 2007.


Control Persons and Principal Holders of Securities

As of March 31, 2008, the shareholders below were known by the Trust to own 5% or more of the outstanding shares of the specified Fund's outstanding Premium, Institutional, Select, Trust and Aon Captives Shares, as the case may be, in the listed capacity. As of such date, the Capital Shares of the Funds have not yet commenced operations.

                                                                    PERCENTAGE
                                                                     OF SHARE    NATURE OF
           NAME OF FUND           NAME AND ADDRESS OF SHAREHOLDER     CLASS      OWNERSHIP
-------------------------------   -------------------------------   ----------   ---------
Prime Money Market Fund

Premium Shares                    BANC OF AMERICA SECURITIES LLC         6%       Record
                                  200 N COLLEGE ST, 3RD FLR
                                  CHARLOTTE, NC 28255

                                  ADP PACIFIC INC.                       9%       Record
                                  800 DELAWARE AVENUE, SUITE 602
                                  WILMINGTON, DE 19801

                                  CITIGROUP GLOBAL MARKET INC.          12%       Record
                                  333 WEST 34TH STREET
                                  NEW YORK, NY 10001

                                  CALHOUN AND CO                        12%       Record
                                  411 W LAFAYETTE MC 3455
                                  DETROIT, MI 48226

                                  CHICAGO MERCANTILE EXCHANGE INC       37%       Record
                                  30 SOUTH WACKER DRIVE
                                  CHICAGO, IL 60606
Capital Shares                    ST. JUDE MEDICAL, INC                100%       Record

Institutional Shares              INVESTORS BANK & TRUST                 6%       Record
                                  MAIL CODE TRD 18
                                  200 CLARENDON STREET
                                  BOSTON, MA 02116

                                  INVESTORS BANK & TRUST                36%       Record
                                  MAIL CODE TRD 18
                                  200 CLARENDON STREET
                                  BOSTON, MA 02116

Select Shares                     BEAR STEARNS SECURITIES CORP           5%       Record
                                  ONE METROTECH CENTER NORTH
                                  BROOKLYN, NY 11201

                                  BANC OF AMERICA SECURITIES LLC        44%       Record
                                  200 N COLLEGE ST, 3RD FLR
                                  CHARLOTTE, NC 28255

                                  UNION BANK TRUST                      49%       Record
                                  530 B STREET
                                  SAN DIEGO, CA 92101

Trust Shares                      BARCLAYS CALIFORNIA CORPORATION      100%       Record
                                  33RD FLOOR 45 FREMONT STREET
                                  SAN FRANCISCO, CA 94105
Institutional Money Market Fund

Premium Shares                    BROWN BROTHERS HARRIMAN & CO.         10%       Record
                                  140 BROADWAY
                                  NEW YORK, NY 10005

                                  CHICAGO MERCANTILE EXCHANGE INC       21%       Record
                                  30 SOUTH WACKER DRIVE
                                  CHICAGO, IL 60606

                                                                  PERCENTAGE
                                                                   OF SHARE    NATURE OF
     NAME OF FUND           NAME AND ADDRESS OF SHAREHOLDER         CLASS      OWNERSHIP
--------------------   ----------------------------------------   ----------   ---------
                       CHICAGO MERCANTILE EXCHANGE INC                66%       Record
                       30 SOUTH WACKER DRIVE
                       CHICAGO, IL 60606

Capital Shares         BARCLAYS CALIFORNIA CORPORATION               100%       Record
                       33RD FLOOR 45 FREMONT STREET
                       SAN FRANCISCO, CA 94105

Institutional Shares   THE WALT DISNEY COMPANY                         6%       Record
                       500 SOUTH BUENA VISTA STREET
                       BURBANK, CA 91521

                       LEHMAN BROTHERS INC.                            7%       Record
                       70 HUDSON STREET, 7TH FLOOR
                       JERSEY CITY, NJ 07302

                       ELECTRONIC ARTS INC.                           10%       Record
                       209 REDWOOD SHORES PARKWAY
                       REDWOOD CITY, CA 94065

                       INVESTORS BANK & TRUST                         10%       Record
                       MAIL CODE TRD 18
                       200 CLARENDON STREET
                       BOSTON, MA 02116

                       DELOITTE & TOUCHE USA LLP                      42%       Record
                       SELLS DRIVE
                       HERMITAGE, TN 37076

Select Shares          BEAR STEARNS SECURITIES CORP                   11%       Record
                       ONE METROTECH CENTER NORTH
                       BROOKLYN, NY 11201

                       BEAR STEARNS SECURITIES CORP                   13%       Record
                       ONE METROTECH CENTER NORTH
                       BROOKLYN, NY 11201

                       BANC OF AMERICA SECURITIES LLC                 68%       Record
                       200 N COLLEGE ST, 3RD FLR
                       CHARLOTTE, NC 28255

Trust Shares           FTCI AGENT REVENUE                            100%       Record
                       600 FIFTH ST
                       NEW YORK, NY 10020

Aon Captives Shares    BARCLAYS NOMINEES (MANX) LIMITED               11%       Record
                       BARCLAYS HOUSE VICTORIA STREET, PO BOX 9
                       DOUGLAS ISLE OF MAN, UK IM99 1AJ

                       BOM AMBIENTE INSURANCE COMPANY                 12%       Record
                       PO BOX 69 GT
                       GRAND CAYMAN ISLANDS

                       NRI INSURANCE COMPANY                          28%       Record
                       76 ST PAUL STREET SUITE 500
                       BURLINGTON, VT 05401-4477

                                                                                 PERCENTAGE
                                                                                  OF SHARE    NATURE OF
         NAME OF FUND                   NAME AND ADDRESS OF SHAREHOLDER            CLASS      OWNERSHIP
----------------------------   -----------------------------------------------   ----------   ---------
                               BARCLAYS NOMINEES (MANX) LIMITED                      44%        Record
                               BARCLAYS HOUSE VICTORIA STREET, PO BOX 9
                               DOUGLAS ISLE OF MAN, UK IM99 1AJ
Government Money Market Fund

Premium Shares                 CALHOUN AND CO                                        26%        Record
                               411 W LAFAYETTE MC 3455
                               DETROIT, MI 48226

                               BEAR STEARNS SECURITIES CORP                          70%        Record
                               ONE METROTECH CENTER NORTH
                               BROOKLYN, NY 11201

Capital Shares                 BARCLAYS CALIFORNIA CORPORATION                      100%        Record
                               33RD FLOOR 45 FREMONT STREET
                               SAN FRANCISCO, CA 94105

Institutional Shares           FIRST AMERITAS LIFE INSURANCE CORPORATION OF NY        8%        Record
                               400 RELLA BOULEVARD
                               SUFFERN, NY 10901

                               ELECTRONIC ARTS INC.                                  24%        Record
                               209 REDWOOD SHORES PARKWAY
                               REDWOOD CITY, CA 94065

                               BANC OF AMERICA SECURITIES LLC                        68%        Record
                               200 N COLLEGE ST, 3RD FLR
                               CHARLOTTE, NC 28255

Select Shares                  ALMAR SALES CO.                                       48%        Record
                               31 WEST 34TH STREET, 8TH FLOOR
                               NEW YORK, NY 10001

                               CAROLINA FIRST BANK                                   51%        Record
                               1501 MAIN STREET 3RD FLOOR
                               COLUMBIA, SC 29201

Trust Shares                   BARCLAYS CALIFORNIA CORPORATION                      100%        Record
                               33RD FLOOR 45 FREMONT STREET
                               SAN FRANCISCO, CA 94105
Treasury Money Market Fund

Premium Shares                 MELLON BANK NA                                         6%        Record
                               ONE MELLON BANK CENTER
                               500 GRANT STREET ROOM 151-0440
                               PITTSBURGH, PA 15258

                               PACIFIC MARITIME ASSOCIATION                          27%        Record
                               555 MARKET STREET, 3RD FLOOR
                               SAN FRANCISCO CA 94105

                               BANC OF AMERICA SECURITIES LLC                        66%        Record
                               200 N COLLEGE ST, 3RD FLR
                               CHARLOTTE, NC 28255

Capital Shares                 BARCLAYS CALIFORNIA CORPORATION                      100%        Record
                               33RD FLOOR 45 FREMONT STREET
                               SAN FRANCISCO, CA 94105

                                                         PERCENTAGE
                                                          OF SHARE    NATURE OF
     NAME OF FUND      NAME AND ADDRESS OF SHAREHOLDER    CLASS       OWNERSHIP
--------------------   -------------------------------   ----------   ---------
Institutional Shares   SULLIVAN & CROMWELL LLP                9%        Record
                       125 BROAD STREET
                       NEW YORK, NY 10004

                       COUNTY OF FAIRFAX                     86%        Record
                       12000 GOVERNMENT CENTER PARKWAY
                       FAIRFAX, VA 22035

Select Shares          WENDEL & CO.                          99%        Record
                       1 WALL STREET
                       NEW YORK, NY 10286

Trust Shares           BARCLAYS CALIFORNIA CORPORATION      100%        Record
                       33RD FLOOR 45 FREMONT STREET
                       SAN FRANCISCO, CA 94105


For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.


As of March 31, 2008, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.


Investment Adviser and Other Service Providers

INVESTMENT ADVISER. The Funds are feeder funds in a master/feeder structure. As a result each Fund invests all of its assets in a related Master Portfolio of MIP. The Master Portfolios have retained BGFA as the investment adviser to manage their assets.

ADVISORY FEES. BGFA is entitled to receive monthly fees at the annual rate of 0.10% of each Master Portfolio's average daily net assets. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of each Master Portfolio and, accordingly, have a favorable impact on its performance. BGFA has contractually agreed to waive a portion of its advisory fees and accept payment at an annual rate of 0.07% from May 1, 2006 through April 30, 2009 with respect to each Master Portfolio. Pursuant to the advisory contracts between BGFA and the Master Portfolios ("Advisory Contracts"), BGFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

BGFA is a wholly-owned subsidiary of BGI. BGI is a national bank which is in turn, a majority-owned subsidiary of Barclays Bank PLC.

The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) the vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

For the fiscal years shown below, the related Master Portfolio of each Fund paid, with respect to the Funds, the following advisory fees to BGFA:


                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund               $9,771,810         $6,970,881          $6,437,462
Institutional Money Market Fund       $3,442,469         $4,184,973          $4,501,600
Government Money Market Fund          $  121,718         $  119,967          $   80,695
Treasury Money Market Fund            $        0           ($23,305)           ($12,949)

For the fiscal years shown below, BGFA waived the following advisory fees with respect to the Funds:

                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund               $2,766,658          $1,703,570         $3,165,643
Institutional Money Market Fund       $3,129,635          $1,272,918         $1,952,742
Government Money Market Fund          $  799,065          $   31,382         $   45,410
Treasury Money Market Fund            $   17,151          $   85,545         $  153,279

The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BGFA voluntarily agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios paid advisory fees to BGFA and, therefore, BGFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.


For the fiscal years shown below, BGFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolios in which the Funds invest:


                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund                 N/A                $87,361            $110,458
Institutional Money Market Fund         N/A                $57,289            $ 54,913
Government Money Market Fund            N/A                $24,138            $ 25,260
Treasury Money Market Fund              N/A                $23,305            $ 25,470


ADMINISTRATOR. The Trust has engaged BGI to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: supervision of the administrative operation of the Trust and the Funds, provision of management reporting and treasury administration services, financial reporting, legal and tax services, and preparation of proxy statements and shareholder reports for the Funds. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds' Investment Adviser. BGI also pays the compensation of the Trust's Trustees who are not Independent Trustees and of officers and employees who are affiliated with the Trust. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.05% of each Fund's average daily net assets for the Aon Captives Shares and Institutional Shares, 0.07% of each Fund's average daily net assets for the Capital Shares, 0.10% of each Fund's average daily net assets for the Premium Shares, 0.15% of each Fund's average daily net assets for the Select Shares (0.13% pursuant to BGI's contractual agreement to waive a portion of its administration fees for the Select Shares from September 1, 2006 through April 30, 2009), and 0.38% of each Fund's average daily net assets for the Trust Shares. BGI has contracted with State Street to provide certain sub-administration services to the Funds. BGI, not the Funds, is responsible for providing compensation to State Street for such services.


BGI also may engage and supervise Shareholder Servicing Agents and Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of the Funds.

In addition, BGI has agreed to bear all costs of the Funds' and the Trust's operations, including, in the case of each Fund's Institutional Shares, shareholder servicing fees of up to 0.05%, in the case of each Fund's Capital Shares, shareholder servicing fees of up to 0.07%, in the case of each Fund's Premium Shares, shareholder servicing fees of up to 0.10%, in the case of each Fund's Select Shares, shareholder servicing fees of up to 0.15%, and, in the case of each Fund's Trust Shares, shareholder servicing fees of up to 0.25% and processing fees of up to 0.13%, but not including brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.


BGI is not entitled to compensation for providing administration services to a Master Portfolio for so long as BGI is entitled to compensation for providing administration services to the Fund that invests substantially all of its assets in the Master Portfolio, or BGI or an affiliate receives advisory fees from the Master Portfolio. Each Fund having multiple classes allocates all expenses of the Master Portfolio, including the Master Portfolio's advisory fee, to each share class in proportion to the aggregate net asset value of such class as compared to all classes of the Fund in accordance with the Fund's multi-class plan under Rule 18f-3 under the 1940 Act.


For the fiscal years shown below, the Funds paid the following administration fees to BGI:

                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund               $2,960,690         $4,288,650          $5,744,756
Institutional Money Market Fund       $1,247,007         $1,982,245          $3,486,851
Government Money Market Fund          $  124,446         $  127,639          $  128,229
Treasury Money Market Fund            $    1,572            ($9,603)         $   60,324

For the fiscal years shown below, BGI waived the following administration fees with respect to the Funds:

                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund               $2,322,017          $  462,858          $ 99,502
Institutional Money Market Fund       $1,312,234          $1,182,953          $975,803
Government Money Market Fund          $  163,899          $    2,845          $  5,123
Treasury Money Market Fund            $    3,428          $   39,028          $ 37,194

The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust, and the independent registered public accounting firm that provides audit and non-audit services in connection with the Funds (collectively referred to as the "BGIF Independent Expenses") are paid directly by the Funds. For the fiscal year ended December 31, 2006, BGI voluntarily agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the BGIF Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the Funds for such BGIF Independent Expenses.

For the fiscal years shown below, BGI provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the Funds:

                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund                 N/A                $80,681            $103,690
Institutional Money Market Fund         N/A                $54,048            $ 82,919
Government Money Market Fund            N/A                $17,259            $ 18,099
Treasury Money Market Fund              N/A                $16,432            $ 18,303


DISTRIBUTOR. SEI is the distributor for the Funds' shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing.

SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities. In addition, SEI provides certain compliance related, sales related and other services for the Funds pursuant to a Service Standards Agreement with BGI, and BGI compensates SEI for these services.


INSTITUTIONAL MONEY MARKET FUND - AON CAPTIVES SHARES DISTRIBUTION PLAN. With respect solely to the Institutional Money Market Fund, the Fund has adopted a distribution plan (a "Plan") for its Aon Captives Shares that authorizes, under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, payment for distribution-related expenses and compensation for distribution-related services, including on-going compensation to selling agents, in connection with the Aon Captives Shares.

The Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the Plan. The Plan was adopted because of its anticipated benefits to the Fund. The anticipated benefits include: easier and more effective management as a result of steady inflows of cash from the sale of new shares, a reduction in the expense ratio as a result of achieving economies of scale, lower transaction costs or better prices as a result of the ability to purchase larger blocks of securities, and avoidance of the forced sale of securities to meet redemptions that might adversely affect the performance of the Fund. Under the Plan and pursuant to the related Distribution Agreement with SEI, the Institutional Money Market Fund may pay the Distributor, as compensation for distribution-related services or as reimbursement for distribution-related expenses, monthly fees at the annual rate of up to 0.10% of the average daily net asset value ("NAV") of the Institutional Money Market Fund's Aon Captives Shares. Aon Securities Corporation ("Aon") has executed a Selling Group Agreement with SEI that enables Aon to serve as the exclusive distributor for the Aon Captives Shares. The Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Insurance Managers, the captive management and risk finance consulting arm of Aon.

The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA" and f/k/a the National Association of Securities Dealers, Inc. ("NASD")) under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Institutional Money Market Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

The Institutional Money Market Fund currently does not have a distribution plan in place for its Premium, Capital, Institutional, Select or Trust Shares. Shareholders of the Premium, Capital, Institutional, Select or Trust Shares of each Fund do not pay any fees for distribution services. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement related to the Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Aon Captives Shares of the Fund or by the vote of a majority of the Independent Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees. The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Independent Trustees be made by such Independent Trustees.

For the fiscal years ended December 31, 2007, the Aon Captives Shares of the Institutional Money Market Fund paid distribution fees in the amount of $79,102 under the Plan. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

SHAREHOLDER SERVICING AGENTS. The Premium, Capital, Institutional, Select and Trust Shares of the Funds have adopted a Shareholder Servicing Plan pursuant to which they have entered into Shareholder Servicing Agreements with BGI and other entities, and BGI may also enter into Shareholder Servicing Agreements with such other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders.


The Trust Shares of the Funds have also adopted a Shareholder Servicing and Processing Plan pursuant to which they or BGI have entered into Shareholder Servicing and Processing Agreements with certain financial institutions, securities dealers and other industry professionals (collectively, "Servicing Agents") for providing services to the Trust Class shareholders.


The Shareholder Servicing Plan services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the Funds for purposes of accepting orders for purchases and redemptions of Fund shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus Fund accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the Funds, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of Fund shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the Funds available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees, for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the Funds' other service providers. For providing some or all of these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily net assets of each Fund represented by the Institutional Shares owned, up to 0.07% of the average daily net assets of each Fund represented by the Capital Shares owned, up to 0.10% of the average daily net assets of each Fund represented by the Premium Shares owned, up to 0.15% of the average daily net assets of each Fund represented by the Select Shares owned, and up to 0.25% of the average daily net assets of each Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the NASD Conduct Rules, whichever is less.

Pursuant to the Shareholder Servicing and Processing Plan for the Trust Shares, Servicing Agents provide personal services relating to the aggregation and processing of purchase and redemption orders, processing of dividend payments, certain sub-accounting services, transmission and receipt of funds in connection with purchase and redemption orders, verification of certain personal information in connection with the purchase or redemption of Fund shares, and generating and distributing periodic statements and other information as required. For these services, each Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.13% of the average daily net assets of each Fund represented by the Trust Shares owned during the period for which payment is being made by investors with whom the Servicing Agent maintains a servicing arrangement.

In addition, BGFA and/or BGI and/or the Distributor may pay additional amounts to certain Shareholder Servicing Agents or Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of Fund shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Distributor, fees paid by BGI.

For the fiscal years shown below, BGI paid shareholder servicing fees on behalf of the Funds in the following amounts:



                                  FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                  12/31/2005          12/31/2006         12/31/2007
-------------------------------   -----------------   -----------------   -----------------
Prime Money Market Fund              $ 2,901,946          $1,474,124         $1,673,484
Institutional Money Market Fund      $ 1,259,788          $1,086,270         $1,614,028
Government Money Market Fund         $    88,500          $   78,215         $   88,618
Treasury Money Market Fund           $       506          $    6,934         $   37,357



Payments to Shareholder Servicing Agents may create potential conflicts of interest between potential investors and a Shareholder Servicing Agent that determines which investment options it will service and/or make available to those investors.

A Shareholder Servicing Agent (or Servicing Agent for the Trust Class) also may impose certain conditions on its customers, subject to the terms of the Funds' Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.


CUSTODIAN. State Street has been retained to act as custodian for the Funds and the Master Portfolios and performs such services at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds and the Master Portfolios; receives and delivers all assets for each Fund and each Master Portfolio upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds and the Master Portfolios. State Street is not entitled to compensation for providing custody services to each Fund and each Master Portfolio pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Funds.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street has also been retained to act as the transfer and dividend disbursing agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent to the Funds and the Master Portfolios, State Street is paid fees based on the Funds' and the Master Portfolios' net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BGI has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Wilmer Cutler Pickering Hale and Dorr LLP, located at 60 State Street, Boston, MA 02109, serves as legal counsel to the Trust, MIP and BGFA.

Determination of Net Asset Value
The Master Portfolios use the amortized cost method to determine the value of their respective securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method results in a lower value of each Fund's portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from making an investment in the Funds using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Rule 2a-7 provides that in order to value their portfolios using the amortized cost method, the Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule

2a-7) of 397 calendar days (about 13 months) or less, and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable-rate and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


Purchase, Redemption and Pricing of Shares


TERMS OF PURCHASE AND REDEMPTION. The Funds are generally open Monday through Friday and are closed on weekends and are generally closed on all other days that the Fedwire Funds Service (the "Fedwire") is closed or the primary markets for the Master Portfolios' portfolio securities (I.E., the bond markets) are closed. The Institutional Money Market Fund and the Prime Money Market Fund do not intend to (but reserve the right to) close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early on such Business Day. The Government Money Market Fund and the Treasury Money Market Fund generally will close early on a Business Day prior to a U.S. national holiday for the bond markets if the bond markets close early (typically 2:00 p.m. Eastern Time) on such Business Day. The holidays on which both the Fedwire and the primary markets for the Master Portfolios' portfolio securities are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Fund. An investor's investment in the Funds and/or other investment vehicles managed or maintained by BGFA or its affiliates may be aggregated when determining whether an investor meets a minimum investment amount. The minimum initial investment amounts for the classes of the Funds may be reduced or waived by BGFA. On any day a Fund closes early, purchase and redemption orders received after the Funds' closing time will be executed on the next business day. In addition, the Funds reserve the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC and applicable law.


IN-KIND PURCHASES. Payment for shares of the Funds may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Funds and must meet the investment objectives, policies and limitations of the Funds as described in their Prospectuses. In connection with an in-kind securities payment, the Funds may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Funds or the Master Portfolios; (ii) are accompanied by satisfactory assurance that the Funds will have good and marketable title to such securities received by them; (iii) are not subject to any restrictions upon resale by the Funds; (iv) be in proper form for transfer to the Funds; and
(v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Funds engaged in the in-kind purchase transaction and must be delivered to such Fund or Funds by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. A Fund immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.


SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS. The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one Business Day. In addition, each Fund reserves the right to delay delivery of your redemption proceeds and to suspend your right of redemption for more than one Business Day under extraordinary circumstances. Generally, those extraordinary circumstances are when (i) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Fund's investment is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit.


Portfolio Transactions

Since the Funds invest all of their assets in portfolios of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. BGFA assumes general supervision over placing orders for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio will not necessarily be paying the lowest spread on commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio's interests or a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for the Master Portfolios usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Master Portfolios do not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs. A Master Portfolio's purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio. BGFA may deal, trade and invest for its own account in the types of securities in which the Master Portfolios may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. Because the portfolios of the Funds consist of securities with relatively short-term maturities, the Funds expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Funds since portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses or excessive transaction costs.


SECURITIES OF REGULAR BROKER-DEALERS. As of December 31, 2007, none of the Master Portfolios owned securities of their "regular brokers or dealers" (as defined in the 1940 Act) or their parents, except as disclosed below:


MASTER PORTFOLIO                      REGULAR BROKER-DEALER OR PARENT      AMOUNT
-----------------------------------   -------------------------------   ------------
Prime Money Market Master Portfolio
                                      UBS AG                            $495,487,375

MASTER PORTFOLIO                REGULAR BROKER-DEALER OR PARENT      AMOUNT
-----------------------------   -------------------------------   ------------
                                Citigroup Inc.                    $350,000,000
                                Credit Suisse                     $210,000,000
                                Morgan Stanley                    $193,495,272
                                Goldman Sachs Group Inc. (The)    $150,000,000
                                Deutsche Bank AG                  $ 99,995,333
Money Market Master Portfolio
                                UBS AG                            $696,666,236
                                JPMorgan Chase & Co.              $450,000,309
                                Goldman Sachs Group Inc. (The)    $350,000,000
                                Deutsche Bank AG                  $300,000,000
                                Credit Suisse                     $275,000,000
                                Morgan Stanley                    $201,763,199

FREQUENT TRADING OF FUND SHARES. Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund's portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of a fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's net asset value ("market timing").

The Funds invest only in interests of the Master Portfolios, and the Boards of Trustees of the Trust and MIP have each considered the issues of frequent trading and market timing, including the fact that money market funds are a type of mutual fund that is designed to offer maximum liquidity. MIP's Board of Trustees has adopted a policy of not monitoring for possible market timing or any other frequent trading activity because of the investment objectives and strategies of the Master Portfolios. The Trust's Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the Funds in light of the nature of the Funds' investments in Master Portfolios, the policies of the Master Portfolios, and the historical nature of flows into and out of the Funds.

Distributions and Taxes
The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold Fund shares as capital assets within the meaning of the IRC. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the IRC as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the IRC applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a trust. Furthermore, each Fund separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a regulated investment company under the IRC, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the IRC. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the IRC (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and
(ii) 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to U.S. federal income tax on the investment company taxable income and "net capital gain" (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the calendar year in which it was declared. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the IRC or fails to meet the distribution requirements described above, the Fund would be taxed in the same manner as an ordinary U.S. corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.


EXCISE TAX. A 4% non-deductible excise tax will be imposed on each Fund to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year,
(ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each Fund intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such capital gains. The Funds cannot carry back or carry forward any net operating losses. As a money market fund, each Fund does not expect to have material capital loss carry-forwards, but no assurance can be given to this effect. As of December 31, 2007, the Funds had no capital loss carry-forwards.


INVESTMENT THROUGH THE MASTER PORTFOLIOS. The Funds seek to continue to qualify as regulated investment companies by investing their assets through the Master Portfolios. Each Master Portfolio is treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in a Master Portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the IRC. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the IRC and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as the Funds) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF FUND INVESTMENTS. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses. If the Fund has held the disposed securities for more than one year at the time of disposition, such gains and losses generally are treated as long-term capital gains or losses.

If a Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to a Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the IRC. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year, the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must generally be reported on each Fund shareholder's U.S. federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each Fund has sufficient earnings and profits, distributions from investment company taxable income are taxable as ordinary income. Since each Fund's income is derived from sources that do not pay "qualified dividend income," as defined in Section 1(h)(11)(B) of the IRC, distributions from investment company taxable income of the Funds generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions designated by a Fund as a capital gain dividend, if any, will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of a Fund's taxable year.

Distributions from each Fund paid to corporate shareholders are not expected to qualify for the dividends-received deductions generally available to corporate taxpayers. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

SALES OF FUND SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax adviser with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if Fund shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. As long as the Funds maintain a constant net asset value of $1.00 per share, generally no gain or loss should be recognized upon the sale of Fund shares. If a shareholder recognizes gain or loss on the sale of Fund shares, this gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale. If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. Losses on redemptions or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

FOREIGN TAXES. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the Fund would be eligible to file an annual election with the IRS pursuant to which the Fund could pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the Funds expects to qualify for this election.


FEDERAL INCOME TAX RATES. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) capital gain dividends is 15%; and (iii) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends and long-term capital gains may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, capital gain dividends, and long-term capital gains generally is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

BACKUP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of a law enacted in 2001.

TAX-DEFERRED PLANS. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.


FOREIGN SHAREHOLDERS. Currently only with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, certain distributions, if designated by a Fund as "interest-related dividends," that are generally attributable to the Fund's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each Fund may choose to designate any interest-related dividends in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a Fund, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, currently with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless:
(i) such gains or distributions are "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) currently only with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are "effectively connected" with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not "effectively connected" for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were "effectively connected" with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a Fund may choose to designate as such in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to the Fund's net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will be deemed to be property situated in the United States and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). Currently only with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder was a resident of a foreign country but was not a citizen or resident of the United States at the time of the shareholder's death, Fund shares were not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no U.S. federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

Capital Stock


As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of twelve separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a Fund's fundamental investment policies.


VOTING. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of that Fund. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each Fund and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.


Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a Fund, as an interestholder in the Master Portfolio, or the Fund's shareholders, see "Master/Feeder Structure" above.


The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will follow its voting procedures, as described in "Voting" above.

Additional Information on the Funds

The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) or e-mailing the Funds at cash.us@barclaysglobal.com.

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust's official sales literature in connection with the offer of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

Financial Statements


The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2007 for each Fund and related Master Portfolio are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 7, 2008. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

BGF-SAI-MM0508

                            PROSPECTUS MAY 1, 2008


LIFEPATH(REG. TM) PORTFOLIOS

CLASS I SHARES

LIFEPATH(REG. TM) RETIREMENT
LIFEPATH 2010(REG. TM)
LIFEPATH 2020(REG. TM)
LIFEPATH 2030(REG. TM)
LIFEPATH 2040(REG. TM)
LIFEPATH(REG. TM) 2050

THE FIRST MUTUAL FUNDS DESIGNED TO OFFER INDIVIDUAL INVESTORS
COMPREHENSIVE ASSET ALLOCATION STRATEGIES THAT ADJUST OVER TIME.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.


LifePath(Reg. TM) is a registered servicemark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.


                        BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents


Overview ................    1
Investment Objectives ...    3
Summary of Principal.....    4
Investment Strategies
Summary of Principal.....    5
Risk Factors
Investment Returns ......    6
Fees and Expenses .......   11
A Further Discussion
of Principal Investment
Strategies ..............   13
A Further Discussion.....   22
of Principal Risk
Factors
Management of the........   26
LifePath Portfolios
Shareholder..............   28
Information
Financial Highlights ...    34
Disclaimers .............   39


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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Overview

INTRODUCTION

The LifePath Portfolios(1), (2) are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Master Portfolios.

WHICH LIFEPATH PORTFOLIO TO CONSIDER

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

-------
(1) For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.

(2)  The LifePath Portfolios are covered by U.S. patents 5,812,987 and
     6,336,102.
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                                                                              1

LIFEPATH(Reg. TM) PORTFOLIOS - HOW THEY WORK

[GRAPHIC APPEARS HERE]

NOTE: THE ABOVE CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT REPRESENT THE ACTUAL ALLOCATION PERCENTAGES OF THE LIFEPATH PORTFOLIOS.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

[_] Each LifePath Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

[_] Each LifePath Portfolio's time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

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     2  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

SPECIFICALLY:

[_] LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

[_] LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

[_] LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

[_] LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

[_] LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

[_] LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Each LifePath Portfolio's investment objective may be changed by the LifePath Portfolio's Board of Trustees without shareholder approval.

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                                                                              3

Summary of Principal Investment Strategies
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.


[_] LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. As of March 31, 2008, the LifePath Retirement Portfolio held approximately 37% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time.

[_] LifePath 2010 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2010. As of March 31, 2008, the LifePath 2010 Portfolio held approximately 43% of its assets in Underlying Funds that invest primarily in equity securities, 56% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[_] LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2008, LifePath 2020 Portfolio held approximately 64% of its assets in Underlying Funds that invest primarily in equity securities, 35% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[_] LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2008, the LifePath 2030 Portfolio held approximately 78% of its assets in Underlying Funds that invest primarily in equity securities, 21% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[_] LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2008, the LifePath 2040 Portfolio held approximately 91% of its assets in Underlying Funds that invest primarily in equity securities, 8% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[_] LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of the date of this prospectus, the LifePath 2050 Portfolio is expected to invest approximately
99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.


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     4  BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios' performance could trail that of other investments.

EACH LIFEPATH PORTFOLIO HAS A DIFFERENT LEVEL OF RISK.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer's real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security's average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security's average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher rated securities.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

The allocation of each LifePath Portfolio's assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to security selection risk and concentration risk. Because BGFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as security selection risk. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

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                                                                              5

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall Portfolio performance.

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Returns

TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class I of each LifePath Portfolio for each of the last 10 calendar years. The average annual total return table compares the average annual total returns (before and after taxes) of Class I of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LIFEPATH RETIREMENT PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     10.49%
1999      4.85%
2000      4.73%
2001      3.60%
2002     -2.70%
2003     11.95%
2004      6.35%
2005      4.32%
2006      8.80%
2007      4.50%

The best calendar quarter return during the years shown above was 7.22% in the 2nd quarter of 2003; the worst was -4.24% in the 3rd quarter of 2002.

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     6  BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     16.04%
1999      9.48%
2000      0.71%
2001     -0.75%
2002     -8.32%
2003     15.66%
2004      7.38%
2005      5.20%
2006     10.15%
2007      4.18%

The best calendar quarter return during the years shown above was 10.12% in the 4th quarter of 1998; the worst was -8.38% in the 3rd quarter of 2002.

LIFEPATH 2020 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     19.97%
1999     14.12%
2000      -3.74%
2001      -6.42%
2002     -12.59%
2003     20.61%
2004      9.27%
2005      6.54%
2006     13.01%
2007      3.34%

The best calendar quarter return during the years shown above was 14.61% in the 4th quarter of 1998; the worst was -11.53% in the 3rd quarter of 2002.

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                                                                              7

LIFEPATH 2030 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     22.72%
1999     16.85%
2000      -5.65%
2001      -9.94%
2002     -15.73%
2003     23.86%
2004     10.78%
2005      7.63%
2006     15.12%
2007      2.64%

The best calendar quarter return during the years shown above was 18.02% in the 4th quarter of 1998; the worst was -13.69% in the 3rd quarter of 2002.

LIFEPATH 2040 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     25.58%
1999     21.38%
2000      -9.71%
2001     -13.41%
2002     -18.73%
2003     27.64%
2004     11.43%
2005      8.24%
2006    16.97 %
2007      2.03%

The best calendar quarter return during the years shown above was 21.72% in the 4th quarter of 1998; the worst was -15.79% in the 3rd quarter of 2002.

LIFEPATH 2050 PORTFOLIO - CLASS I


The LifePath 2050 Portfolio expects to commence operations on or about July 1, 2008. Because the LifePath 2050 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.


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     8  BARCLAYS GLOBAL INVESTORS FUNDS

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                               CLASS I SHARES(1)


                            1 YEAR   5 YEARS   10 YEARS
                           -------   -------   --------
LIFEPATH RETIREMENT
  PORTFOLIO
  Return Before Taxes        4.50%     7.15%     5.62%
  Return After Taxes on      3.10%     5.96%     4.01%
  Distributions(2)
  Return After Taxes on      3.51%     5.61%     3.98%
Distributions and Sale
  of Fund Shares(2)
LifePath Retirement          7.00%     8.38%     6.73%
Portfolio Custom
  Benchmark(3), (4)
LIFEPATH 2010 PORTFOLIO
  Return Before Taxes        4.18%     8.45%     5.74%
  Return After Taxes on      2.66%     7.37%     4.20%
  Distributions(2)
  Return After Taxes on      3.54%     6.87%     4.21%
Distributions and Sale
  of Fund Shares(2)
LifePath 2010 Portfolio      6.88%     9.70%     6.88%
Custom Benchmark(3),
  (4)
LIFEPATH 2020 PORTFOLIO
  Return Before Taxes        3.34%    10.40%     5.86%
  Return After Taxes on      2.08%     9.69%     4.72%
  Distributions(2)
  Return After Taxes on      3.12%     8.78%     4.55%
Distributions and Sale
  of Fund Shares(2)
LifePath 2020 Portfolio      6.38%    11.40%     6.94%
Custom Benchmark(3),
  (4)
LIFEPATH 2030 PORTFOLIO
  Return Before Taxes        2.64%    11.78%     6.00%
  Return After Taxes on      1.39%    10.87%     4.69%
  Distributions(2)
  Return After Taxes on      2.92%    10.04%     4.70%
Distributions and Sale
  of Fund Shares(2)
LifePath 2030 Portfolio      5.98%    12.77%     6.98%
Custom Benchmark(3),
  (4)
LIFEPATH 2040 PORTFOLIO
  Return Before Taxes        2.03%    12.94%     5.93%
  Return After Taxes on      1.27%    12.55%     5.04%
  Distributions(2)
  Return After Taxes on      2.26%    11.27%     4.85%
Distributions and Sale
  of Fund Shares(2)
LifePath 2040 Portfolio      5.62%    13.91%     6.97%
Custom Benchmark(3),
  (4)
LIFEPATH 2050 PORTFOLIO
  (5)
  Return Before Taxes        N/A        N/A      N/A
  Return After Taxes on      N/A        N/A      N/A
  Distributions
  Return After Taxes on      N/A        N/A      N/A
Distributions and Sale
  of Fund Shares
LifePath 2050 Portfolio      N/A        N/A      N/A
  Custom Benchmark
S&P 1500 Index(4)            5.47%    13.24%     6.35%
Lehman Brothers U.S.         6.97%     4.42%     5.97%
  Aggregate Index(4)
MSCI All Country World      16.65%    24.02%     N/A
  Index ex USA(4)
MSCI EAFE Index(4)          11.17%    21.59%     8.66%
Citigroup 3-Month            4.74%     2.95%     3.63%
  Treasury Bill Index(4)
Lehman Brothers U.S.        11.63%     6.27%     7.46%
  Treasury TIPS Index
Cohen & Steers Realty      -18.03%    19.79%     N/A
  Majors Index


----------

(1) Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

(2) After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as

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                                                                              9

   401(k) plans or individual retirement accounts ("IRAs"). A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.

  (3) The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to equal the LifePath Portfolios' changing asset allocations over time. The following indexes are currently used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, MSCI EAFE Index, MSCI All Country World Index ex USA, Lehman Brothers U.S. Aggregate Index, Citigroup 3-Month Treasury Bill Index, Lehman Brothers U.S. Treasury TIPS Index, and Cohen & Steers Realty Majors Index.

  (4)   Reflects no deductions for fees, expenses or taxes.
  (5) The LifePath 2050 Portfolio is newly created and has no operating history.

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     10                                        BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class I Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio's assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class I Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class I Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)


                              LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH
                             RETIREMENT        2010          2020          2030          2040          2050
                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                            ------------   -----------   -----------   -----------   -----------   ------------
Management fees(1)              0.35%          0.35%         0.35%         0.35%         0.35%          0.35%
Other expenses                  0.52%          0.51%         0.51%         0.51%         0.51%          0.52%
(Administration fees;
  Independent
 Expenses(2))
Acquired fund fees and          0.33%          0.33%         0.33%         0.33%         0.33%          0.33%
  expenses (Underlying
 Funds)(3)
Total annual class              1.20%          1.19%         1.19%         1.19%         1.19%          1.20%
operating expenses(1),
  (2), (3)
Less fee waivers and/or        (0.35)%        (0.34)%       (0.34)%       (0.34)%       (0.34)%        (0.35)%
  expense
 reimbursements(1), (2)
Net expenses(1), (2), (4)       0.85%          0.85%         0.85%         0.85%         0.85%          0.85%


----------
(1) BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2009 (the "contractual waiver").

(2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class I Shares of the LifePath Portfolios. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class I Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2008.

(3) Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio's PRO RATA share of the fees and expenses incurred by investing in the Underlying Funds. These fees and expenses are estimated for the LifePath 2050 Portfolio.

(4) The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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                                                                             11

EXAMPLE


The example below is intended to help you compare the cost of investing in Class I Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class I Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for one year.


THE LIFEPATH PORTFOLIOS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                           1 YEAR    3 YEARS    5 YEARS   10 YEARS
                          --------   --------   -------   --------
LifePath Retirement         $87        $346       $626     $1424
  Portfolio
LifePath 2010 Portfolio     $87        $344       $622     $1413
LifePath 2020 Portfolio     $87        $344       $622     $1413
LifePath 2030 Portfolio     $87        $344       $622     $1413
LifePath 2040 Portfolio     $87        $344       $622     $1413
LifePath 2050 Portfolio     $87        $346        N/A       N/A


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     12                                        BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Investment Strategies

INTRODUCTION

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Further Discussion of Principal Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

THE UNDERLYING FUNDS

Two of the Underlying Funds - the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the "Underlying Master Portfolios") - are diversified portfolios of Master Investment Portfolio ("MIP"). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on

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                                                                             13
proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund (the "Underlying Money Market Fund") are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below.

ACTIVE STOCK MASTER PORTFOLIO

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's ("S&P") 500 Index. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

COREALPHA BOND MASTER PORTFOLIO

Seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BGFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BGIF INSTITUTIONAL MONEY MARKET FUND

Seeks a high level of income consistent with liquidity and the preservation of capital. The BGIF Institutional Money Market Fund invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BGIF Institutional Money Market Fund also may invest in high-quality, short-term U.S.

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     14                                        BARCLAYS GLOBAL INVESTORS FUNDS
and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("FNMA") and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

UNDERLYING ISHARES FUNDS

In managing each of the Underlying iShares Funds, BGFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Underlying Index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities that are included in the relevant Underlying Index.

ISHARES S&P 500 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are weighted according to the total float-adjusted market value of their outstanding shares.

ISHARES S&P MIDCAP 400 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P SMALLCAP 600 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P NATIONAL MUNICIPAL BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the municipal bond sector of the U.S. as defined by the S&P National Municipal Bond Index. The S&P National Municipal Bond Index measures the performance of the investment grade segment of the U.S. municipal bond market. As of August 1, 2007, there were 3,069 issues included in the S&P National Municipal Bond Index.


ISHARES S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM. The S&P North American Natural Resources Sector IndexTM is designed to measure the performance of U.S.-traded natural resource-related stocks and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.


ISHARES RUSSELL MIDCAP INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap(Reg. TM) Index. The Russell Midcap(Reg. TM) Index measures the performance of the mid-capitalization sector of the


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                                                                             15

U.S. equity market. The Russell Midcap(Reg. TM) Index is a float-adjusted capitalization-weighted index of the 800 smallest companies in the Russell 1000(Reg. TM) Index.


ISHARES RUSSELL 2000 INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(Reg. TM) Index. The Russell 2000(Reg. TM) Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000(Reg. TM) Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest companies in the Russell 3000(Reg.
TM) Index.


ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

ISHARES FTSE EPRA/NAREIT GLOBAL REAL ESTATE EX-U.S. INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership, disposure, and development of the Canadian, European, and Asian real estate markets. As of March 31, 2008, the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index was comprised of stocks of companies in the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


ISHARES MSCI CANADA INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Canadian market, as represented by the MSCI Canada Index. The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

ISHARES MSCI EAFE INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index. The MSCI EAFE Index has been developed by MSCI Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia, and the Far East.

ISHARES MSCI EAFE SMALL CAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index. The MSCI EAFE Index includes securities from Europe, Australasia and the Far East. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of 200 - 1,500 million USD. In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.

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     16                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES MSCI EMERGING MARKETS INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2008, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the iShares MSCI Emerging Markets Index Fund may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge portfolio management fees on that portion of the iShares MSCI Emerging Markets Index Fund's assets that is invested in shares of other iShares Funds.


ISHARES LEHMAN 1-3 YEAR CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers 1-3 Year U.S. Credit Index. The Lehman Brothers 1-3 Year U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES LEHMAN 1-3 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers 1-3 Year U.S. Treasury Index. The Lehman Brothers 1-3 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES LEHMAN 3-7 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 3-7 Year U.S. Treasury Index. The Lehman Brothers 3-7 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

ISHARES LEHMAN 7-10 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 7-10 Year U.S. Treasury Index. The Lehman Brothers 7-10 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

ISHARES LEHMAN 10-20 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 10-20 Year U.S. Treasury Index. The Lehman Brothers 10-20 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

ISHARES LEHMAN 20+ YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 20+ Year U.S. Treasury

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                                                                             17

Index. The Lehman Brothers 20+ Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

ISHARES LEHMAN AGGREGATE BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total United States investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Treasury bonds, government-related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Lehman Brothers Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Lehman Brothers Index. The Lehman Brothers Index is market capitalization-weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month.


ISHARES LEHMAN CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.

ISHARES LEHMAN GOVERNMENT/CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment grade U.S. corporate securities of the U.S. bond market as defined by the Lehman Brothers U.S. Government/Credit Index. The Lehman Brothers U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year.

ISHARES LEHMAN INTERMEDIATE CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers Intermediate U.S. Credit Index. The Lehman Brothers Intermediate U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment grade U.S. corporate securities of the U.S. bond market as defined by the Lehman Brothers Intermediate U.S. Government/Credit Index. The Lehman Brothers Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year.


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     18                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES LEHMAN MBS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade agency mortgage-backed securities sector of the U.S. as defined by the Lehman Brothers U.S. MBS Index. The Lehman Brothers U.S. MBS Index measures the performance of investment grade mortgage-backed pass-through securities of the Government National Mortgage Association, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

ISHARES LEHMAN SHORT TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers Short U.S. Treasury Index. The Lehman Brothers Short U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

ISHARES LEHMAN TIPS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury TIPS Index. The Lehman Brothers U.S. Treasury TIPS Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries.

ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index. The iBoxx
$ Liquid High Yield Index is a rules-based index consisting of the most liquid and tradable U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the Index Provider. The iBoxx $ Liquid High Yield Index is designed to provide a balanced representation of the U.S. dollar-denominated high yield corporate bond market through some of the most liquid high yield corporate bonds available. The number of issues in the iBoxx $ Liquid High Yield Index is typically 50, although this may change from time to time.


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                                                                             19

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2008 (the asset allocation is estimated for the LifePath 2050 Master Portfolio). BGFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

                                UNDERLYING FUNDS
                             (as of March 31, 2008)


                             LIFEPATH      LIFEPATH     LIFEPATH    LIFEPATH    LIFEPATH     LIFEPATH
                            RETIREMENT       2010         2020        2030        2040         2050
                             PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO(1)
                            -----------   ----------   ---------   ---------   ---------   ------------
CAPITAL GROWTH
Master Investment              19.03%        22.24%      34.03%      42.60%      49.65%         N/A
Portfolio-Active Stock
  Master
 Portfolio
iShares S&P MidCap 400          3.64%         4.03%       5.39%       6.41%       7.27%         N/A
  Index Fund
iShares S&P SmallCap 600        1.67%         1.86%       2.44%       2.87%       3.31%         N/A
  Index Fund
iShares MSCI EAFE Index         7.90%         9.02%      12.80%      15.65%      17.81%         N/A
  Fund
iShares Cohen & Steers          2.81%         3.16%       4.62%       5.70%       6.58%         N/A
Realty Majors Index
  Fund
iShares MSCI Emerging           2.05%         2.30%       3.28%       4.02%       4.71%         N/A
  Markets Index Fund
iShares MSCI Canada             0.67%         0.79%       1.10%       1.34%       1.52%         N/A
  Index Fund
CAPITAL GROWTH AND INCOME
Master Investment              52.85%        47.98%      30.78%      18.13%       8.79%         N/A
Portfolio-CoreAlpha
  Bond
 Master Portfolio
iShares Lehman TIPS Bond        8.94%         8.29%       5.16%       2.92%      N/A            N/A
  Fund
INCOME
BGIF Institutional Money        0.44%         0.33%       0.40%       0.36%       0.36%         N/A
  Market Fund


----------
(1) The LifePath 2050 Portfolio expects to commence operations on or about July 1, 2008.

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.


"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," "S&P 500(Reg. TM)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," "S&P SmallCap 600 Index," "S&P National Municipal Bond Index," and "the S&P North American Natural Resources Sector IndexTM" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.


"iBoxx(Reg. TM) $ Liquid High Yield Index" is a trademark of International Index Company Limited ("IIC") and has been licensed for use for certain purposes by BGI. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.


"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BGI. The iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties") and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.


"JPMorgan" and "JPMorgan EMBI Global Core Index" are trademarks of JPMorgan Chase & Co.(Copyright) ("JPMorgan") and have been licensed for use for certain purposes by BGI. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(Reg.
TM)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

"Lehman Brothers," "Lehman Brothers 1-3 Year U.S. Credit Index," "Lehman Brothers 1-3 Year U.S. Treasury Index," "Lehman Brothers 3-7 Year U.S. Treasury Index," "Lehman Brothers 7-10 Year U.S. Treasury Index," "Lehman Brothers 10-20 Year U.S. Treasury Index," "Lehman Brothers 20+ Year U.S. Treasury Index," "Lehman Brothers U.S. Aggregate Index," "Lehman Brothers U.S. Credit Index," "Lehman Brothers U.S. Government/Credit Index," "Lehman Brothers Intermediate U.S. Credit Index," "Lehman Brothers Intermediate U.S. Government/Credit Index," "Lehman Brothers U.S.

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     20                                        BARCLAYS GLOBAL INVESTORS FUNDS

MBS Index," "Lehman Brothers Short U.S. Treasury Index," and the "Lehman Brothers U.S. Treasury TIPS Index" are trademarks of Lehman Brothers, Inc. ("Lehman Brothers") and have been licensed for use for certain purposes by BGI. The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund are not sponsored or endorsed by Lehman Brothers, and neither Lehman Brothers nor any of its affiliates makes any representations regarding the advisability of investing in iShares.

"MSCI Canada Index," "MSCI EAFE Index," "MSCI EAFE Small Cap Index" and the "MSCI Emerging Markets Index" are servicemarks of MSCI and have been licensed for use for certain purposes by BGI. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

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                                                                             21

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the "Summary of Principal Risk Factors" section of this Prospectus, the LifePath Portfolios have the following risks:

GENERAL

The net asset value of each LifePath Portfolio's shares ("NAV") is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

EQUITY SECURITIES MARKET RISKS

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

BOND INVESTMENT RISKS

The risks of fixed income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

CREDIT RISK

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

INTEREST RATE RISK

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in "deflation," the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity, causing the Underlying Fund to have to

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     22                                        BARCLAYS GLOBAL INVESTORS FUNDS
reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds' income.

HIGH YIELD SECURITIES RISK

High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by S&P, a division of The McGraw-Hill Companies, Inc. and Fitch Rating Service Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

FOREIGN SECURITIES RISKS


Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds' investing in foreign securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:


[_] Less liquid and less efficient securities markets;

[_] Greater securities price volatility;

[_] Exchange rate fluctuations and exchange controls;

[_] Less publicly available information about issuers;

[_] Imposition of withholding or other taxes;

[_] Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

[_] Higher transaction and custody costs and delays in attendant settlement procedures;


[_] Difficulties in enforcing contractual obligations;

[_] Substantial government involvement in the economy;

[_] Higher rates of inflation;

[_] Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

[_] Lower levels of regulation of the securities markets; and

[_] Different accounting, disclosure and reporting requirements.


Investments in foreign securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts ("ADRs") and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

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                                                                             23

EMERGING MARKETS RISK

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

MODEL RISK

Although the quantitative model used to manage the Master Portfolios' assets has been developed and refined over many years, neither the Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

REAL ESTATE INVESTMENT RISK

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

DERIVATIVES

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

SECURITY SELECTION RISK

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

CONCENTRATION RISK

To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

MARKET TRADING RISKS

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above

--------------------------------------------------------------------------------
     24                                        BARCLAYS GLOBAL INVESTORS FUNDS
or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

TRACKING ERROR RISK

Imperfect correlation between an Underlying iShares Fund's securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause the Underlying iShares Fund's performance to diverge from the performance of its underlying index. This is called "tracking error." Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

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                                                                             25

Management of the LifePath Portfolios

INVESTMENT ADVISER


Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BGFA. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio's average daily net assets.


For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2009.


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.


A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each LifePath Portfolio's semi-annual report for the 6-month period ending June 30.

PORTFOLIO MANAGERS

Dagmar Nikles, Leslie Gambon and Jim Chan (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Ms. Nikles is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification.

Ms. Gambon is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Ms. Gambon has been a member of the asset allocation portfolio management team since April 2007. Prior to becoming a member of the asset allocation portfolio

--------------------------------------------------------------------------------
     26                                        BARCLAYS GLOBAL INVESTORS FUNDS
management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of Defined Contribution Portfolio Management at BGI.

Mr. Chan is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Mr. Chan has been a member of the asset allocation portfolio management team since February 2006. Prior to becoming a Portfolio Manager, Mr. Chan was a Research Analyst with BGI from 2004 to 2006. From August 2003 through August 2005, Mr. Chan was an MBA candidate at the University of San Francisco. From December 2000 through July 2003, Mr. Chan was an engineer with Munters Proprietary Limited.

The LifePath Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the LifePath Portfolios'
Administrator:

[_] Supervise the LifePath Portfolios' administrative operations;

[_] Provide or cause to be provided management reporting and treasury administration services;

[_] Financial reporting;

[_] Legal, blue sky and tax services;

[_] Preparation of proxy statements and shareholder reports; and


[] Engaging and supervising shareholder servicing agents (the "Shareholder
 Servicing Agents") on behalf of the LifePath Portfolios.

BGI is entitled to receive fees for these services at the annual rate of 0.50% of the average daily net assets of the Class I Shares of each LifePath Portfolio. In addition to performing these services, BGI has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.


The Shareholder Servicing Agents service individual and omnibus LifePath Portfolio accounts pursuant to agreements with the LifePath Portfolios and/or BGI. In addition to serving as agents of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.


BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the LifePath Portfolios' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the LifePath Portfolios' other service providers. In addition, BGFA and/or BGI and/or the LifePath Portfolios' distributor may pay additional amounts to certain Shareholder Servicing Agents for those services. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the LifePath Portfolios' distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the LifePath Portfolios' distributor, fees paid by BGI.


--------------------------------------------------------------------------------
                                                                             27

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the LifePath Portfolios' shareholder servicing arrangements can be found in the LifePath Portfolios' SAI, which is available upon request.

From time to time, BGFA, BGI and/or the LifePath Portfolios' distributor may also pay significant additional amounts from their own resources to Shareholder Servicing Agents or other intermediaries that perform services in connection with the sale of LifePath Portfolio shares.

Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase LifePath Portfolio Class I Shares, you must:

[_] Invest through an employer-sponsored or individual retirement savings plan;

[_] Invest the proceeds rolled over from such retirement savings plan into an IRA;


[_] Maintain an account with State Street Bank and Trust Company ("State
 Street"), the LifePath Portfolios' custodian, transfer agent and dividend disbursing agent, or with one of the LifePath Portfolios' Shareholder Servicing Agents; or


[_] Initially invest a minimum of $1 million directly through State Street (in certain situations this minimum initial investment may be reduced or waived; please contact your Shareholder Servicing Agent or State Street for more information).

The LifePath Portfolios offer other classes of shares (Class R Shares and Class S Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios' Class R Shares and Class S Shares prospectuses for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Class I Shares that differ from those of the LifePath Portfolios, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES


[_] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.


[_] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

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     28                                        BARCLAYS GLOBAL INVESTORS FUNDS

[_] QUALIFIED BUYER. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.


You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a "Business Day") to purchase shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.


Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

HOW TO SELL SHARES

[_] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[_] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder
 Servicing Agent is responsible for properly transmitting your sale order to State Street.

[_] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven Business Days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio's shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

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                                                                             29

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS


A direct buyer who has established an account with a LifePath Portfolio can add to or redeem from that account by phone or through the mail.



[_] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day. State Street will employ procedures designed to confirm that your order is valid. These may include asking for identifying information and recording the phone call. Neither State Street nor the LifePath Portfolios may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account.(1)



[_] To invest by mail, make your check payable to the LifePath Portfolio of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the LifePath Portfolio's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:


     State Street Bank and Trust Company
     ABA # 011001438
     Attn: Transfer Agent
     Account # DDA 555555535
     For Further Credit to: Barclays Global Investors Funds
     Shareholder Account Name:
     Shareholder Account Number:
     LifePath Portfolio Share Class Numbers:
     1002 (LifePath Retirement Portfolio - Class I)
     1012 (LifePath 2010 Portfolio - Class I)
     1022 (LifePath 2020 Portfolio - Class I)
     1032 (LifePath 2030 Portfolio - Class I)
     1042 (LifePath 2040 Portfolio - Class I)

     1051 (LifePath 2050 Portfolio - Class I)


[_] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your LifePath Portfolio's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

[_] A direct buyer can ask State Street to wire proceeds directly to its designated bank account.(2)

[_] When a direct buyer purchases LifePath Portfolio shares and then quickly sells (E.G., sells before clearance of the purchase check), the LifePath Portfolio may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

----------

(1) The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

(2) To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

CALCULATING THE LIFEPATH PORTFOLIOS' SHARE PRICE

Each LifePath Portfolio's share price (also known as a LifePath Portfolio's
NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

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     30                                        BARCLAYS GLOBAL INVESTORS FUNDS

Each LifePath Portfolio's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

LIFEPATH PORTFOLIO DISTRIBUTIONS

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class I Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN LIFEPATH PORTFOLIO SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. The Master Portfolios' Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

The LifePath Portfolios' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

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                                                                             31

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your LifePath Portfolio's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional LifePath Portfolio shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the LifePath Portfolio's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the LifePath Portfolios generally are taxable as follows:

DISTRIBUTION TYPE               TAX STATUS
-----------------------------   -------------------------------
Qualified dividend              Qualified dividend income(1)(2)
   income
Other income ................   Ordinary income(2)
Short-term capital gain .....   Ordinary income
Long-term capital gain ......   Long-term capital gain(3)

----------

(1) If you are an individual, your distributions attributable to the LifePath Portfolio's qualified dividend income generally can be treated by you as qualified dividend income, taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.

(2) A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.

(3) An individual's net long-term capital gain is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your LifePath Portfolio shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed.

TRANSACTION                 TAX STATUS
-------------------------   --------------------------------
You sell shares owned       Long-term capital gain or loss
  for more than one year
You sell shares owned       Short-term capital gain or loss
  for one year or less

If you buy a LifePath Portfolio's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the LifePath Portfolio sells the appreciated securities and distributes the realized gain on the sale. The LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

After the end of each year, the LifePath Portfolios will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the LifePath Portfolios if you fail to provide the LifePath Portfolios with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

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     32                                        BARCLAYS GLOBAL INVESTORS FUNDS

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING LIFEPATH PORTFOLIO SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON LIFEPATH PORTFOLIO DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF LIFEPATH PORTFOLIO SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the LifePath Portfolios' Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BGFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.

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                                                                             33

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of the Class I Shares of each LifePath Portfolio for the past five years (other than the LifePath 2050 Portfolio, which, as of the date of this Prospectus, has not yet commenced operations). Certain information reflects financial results for a single Class I Share of each LifePath Portfolio (other than the LifePath 2050 Portfolio). The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class I Shares of a given LifePath Portfolio (other than the LifePath 2050 Portfolio), assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios' financial statements, is included in the LifePath Portfolios' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


LIFEPATH RETIREMENT PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                               YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                             DEC. 31, 2007    DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004    DEC. 31, 2003
                            --------------   --------------   -------------   -------------   --------------
NET ASSET VALUE,               $ 11.59           $ 11.22         $ 11.18         $ 11.03          $ 10.03
                               -------           -------         -------         -------          -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.39             0.39            0.30            0.20              0.19
Net realized and                  0.12             0.58            0.17            0.49              1.00
                               -------           -------         -------         -------          -------
  unrealized gain
TOTAL FROM INVESTMENT             0.51             0.97            0.47            0.69              1.19
                               -------           -------         -------         -------          -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            ( 0.37)          ( 0.39)         ( 0.33)         ( 0.24)          ( 0.19)
Net realized gain                ( 0.27)          ( 0.21)         ( 0.10)         ( 0.30)          ( 0.00)(a)
                               --------          -------         -------         -------          -------
TOTAL DISTRIBUTIONS              ( 0.64)          ( 0.60)         ( 0.43)         ( 0.54)          ( 0.19)
                               --------          -------         -------         -------          -------
NET ASSET VALUE, END OF        $ 11.46           $ 11.59         $ 11.22         $ 11.18          $ 11.03
                               ========          =======         =======         =======          =======
  YEAR
TOTAL RETURN                       4.50%            8.80%           4.32%           6.35%           11.95%
                               ========          =======         =======         =======          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year        $136,923          $91,518         $99,349         $90,871          $60,944
  (000s)
Ratio of expenses to
average net
 assets(b)                         0.77%            0.78%           0.81%           0.82%            0.85%
Ratio of expenses to
average net assets
 prior to expense                  1.12%            1.13%           1.15%           1.10%              n/a
  reductions(b)
Ratio of net investment
income to
 average net assets(b)             3.43%            3.28%           2.72%           1.92%            1.81%
Portfolio turnover                    6%              10%             11%            138%              29%
  rate(c)



----------
(a)  Rounds to less than $0.01.

(b) These ratios include net expenses charged to the corresponding Master Portfolio.

(c) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


--------------------------------------------------------------------------------
     34                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004   DEC. 31, 2003
                            -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE,              $ 13.52         $ 12.92         $ 12.74         $ 12.30         $ 10.82
                              -------         -------         -------         -------         -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.43            0.41            0.31            0.20            0.18
Net realized and                 0.14            0.90            0.34            0.69            1.49
                              -------         -------         -------         -------         -------
  unrealized gain
TOTAL FROM INVESTMENT            0.57            1.31            0.65            0.89            1.67
                              -------         -------         -------         -------         -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           ( 0.42)         ( 0.42)         ( 0.34)         ( 0.24)         ( 0.19)
Net realized gain               ( 0.48)         ( 0.29)         ( 0.13)         ( 0.21)              -
                              --------        --------        --------        --------        --------
TOTAL DISTRIBUTIONS             ( 0.90)         ( 0.71)         ( 0.47)         ( 0.45)         ( 0.19)
                              --------        --------        --------        --------        --------
NET ASSET VALUE, END OF       $ 13.19         $ 13.52         $ 12.92         $ 12.74         $ 12.30
                              ========        ========        ========        ========        ========
  YEAR
TOTAL RETURN                      4.18%          10.15%           5.20%           7.38%          15.66%
                              ========        ========        ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year       $391,606        $333,298        $350,226        $296,439        $172,075
  (000s)
Ratio of expenses to
average net
 assets(a)                        0.76%           0.77%           0.80%           0.81%           0.85%
Ratio of expenses to
average net assets
 prior to expense                 1.10%           1.11%           1.14%           1.09%         n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)            3.14%           2.96%           2.45%           1.78%           1.64%
Portfolio turnover                   7%             12%             12%            130%             23%
  rate(b)


-------

  (a) These ratios include net expenses charged to the corresponding Master Portfolio.
  (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


--------------------------------------------------------------------------------
                                                                             35

LIFEPATH 2020 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                              YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED     YEAR ENDED
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005    DEC. 31, 2004   DEC. 31, 2003
                            -------------   -------------   -------------    -------------   -------------
NET ASSET VALUE,               $ 17.48         $ 15.85         $ 15.19          $ 14.13         $ 11.89
                               -------         -------         -------          -------         -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.45            0.40            0.30             0.21            0.19
Net realized and                  0.14            1.64            0.68             1.09            2.24
                               -------         -------         -------          -------         -------
  unrealized gain
TOTAL FROM INVESTMENT             0.59            2.04            0.98             1.30            2.43
                               -------         -------         -------          -------         -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            ( 0.44)         ( 0.41)         ( 0.32)          ( 0.24)         ( 0.19)
Net realized gain                ( 0.65)              -               -                -               -
                               --------        --------        --------         --------        --------
TOTAL DISTRIBUTIONS              ( 1.09)         ( 0.41)         ( 0.32)          ( 0.24)         ( 0.19)
                               --------        --------        --------         --------        --------
NET ASSET VALUE, END OF        $ 16.98         $ 17.48         $ 15.85          $ 15.19         $ 14.13
                               ========        ========        ========         ========        ========
  YEAR
TOTAL RETURN                       3.34%          13.01%           6.54%            9.27%          20.61%
                               ========        ========        ========         ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year        $781,519        $598,633        $578,497         $446,486        $386,387
  (000s)
Ratio of expenses to
average net
 assets(a)                         0.74%           0.75%           0.78%            0.79%           0.85%
Ratio of expenses to
average net assets
 prior to expense                  1.08%           1.08%           1.12%            1.07%         n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)             2.52%           2.37%           2.01%            1.49%           1.54%
Portfolio turnover                    7%             16%             17%             140%             23%
  rate(b)


-------

  (a) These ratios include net expenses charged to the corresponding Master Portfolio.
  (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


--------------------------------------------------------------------------------
     36                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                            DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004    DEC. 31, 2003
                            -------------   -------------   -------------   --------------   -------------
NET ASSET VALUE,               $ 16.90         $ 15.39         $ 14.87         $ 14.13          $ 11.56
                               -------         -------         -------         -------          -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.34            0.32            0.24            0.19             0.18
Net realized and                  0.11            1.99            0.88            1.32             2.55
                               -------         -------         -------         -------          -------
  unrealized gain
TOTAL FROM INVESTMENT             0.45            2.31            1.12            1.51             2.73
                               -------         -------         -------         -------          -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            ( 0.35)         ( 0.36)         ( 0.26)         ( 0.19)          ( 0.16)
Net realized gain                ( 0.81)         ( 0.44)         ( 0.34)         ( 0.58)               -
                               --------        --------        --------        --------         --------
TOTAL DISTRIBUTIONS              ( 1.16)         ( 0.80)         ( 0.60)         ( 0.77)          ( 0.16)
                               --------        --------        --------        --------         --------
NET ASSET VALUE, END OF        $ 16.19         $ 16.90         $ 15.39         $ 14.87          $ 14.13
                               ========        ========        ========        ========         ========
  YEAR
TOTAL RETURN                       2.64%          15.12%           7.63%          10.78%           23.86%
                               ========        ========        ========        ========         ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year        $564,348        $408,564        $352,800        $265,166         $176,647
  (000s)
Ratio of expenses to
average net
 assets(a)                         0.73%           0.74%           0.76%           0.78%            0.85%
Ratio of expenses to
average net assets
 prior to expense                  1.07%           1.08%           1.10%           1.06%          n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)             2.10%           1.95%           1.69%           1.37%            1.48%
Portfolio turnover                    7%             22%             24%            138%              32%
  rate(b)


-------

  (a) These ratios include net expenses charged to the corresponding Master Portfolio.
  (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


--------------------------------------------------------------------------------
                                                                             37

LIFEPATH 2040 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004       DEC. 31, 2003
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                 $ 20.90             $ 18.18             $ 17.03             $ 15.47             $ 12.27
                                 -------             -------             -------             -------             -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.34                0.31                0.21                0.21                0.18
Net realized and                    0.08                2.76                1.18                1.55                3.18
                                 -------             -------             -------             -------             -------
  unrealized gain
TOTAL FROM INVESTMENT               0.42                3.07                1.39                1.76                3.36
                                 -------             -------             -------             -------             -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              ( 0.35)             ( 0.35)             ( 0.24)             ( 0.20)             ( 0.16)
Net realized gain                  ( 0.65)                  -                   -                   -                   -
                                 --------            --------            --------            --------            --------
TOTAL DISTRIBUTIONS                ( 1.00)             ( 0.35)             ( 0.24)             ( 0.20)             ( 0.16)
                                 --------            --------            --------            --------            --------
NET ASSET VALUE, END OF          $ 20.32             $ 20.90             $ 18.18             $ 17.03             $ 15.47
                                 ========            ========            ========            ========            ========
  YEAR
TOTAL RETURN                         2.03%              16.97%               8.24%              11.43%              27.64%
                                 ========            ========            ========            ========            ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year          $383,391            $278,716            $221,359            $125,063            $127,357
  (000s)
Ratio of expenses to
average net
 assets(a)                           0.72%               0.73%               0.76%               0.78%               0.85%
Ratio of expenses to
average net assets
 prior to expense                    1.06%               1.07%               1.09%               1.06%             n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)               1.71%               1.62%               1.45%               1.15%               1.36%
Portfolio turnover                      8%                 29%                 38%                147%                 29%
  rate(b)


-------

  (a) These ratios include net expenses charged to the corresponding Master Portfolio.
  (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


--------------------------------------------------------------------------------
38 BARCLAYS GLOBAL INVESTORS FUNDS

Disclaimers


The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of owning or trading in shares of the Trust (as used in these Disclaimers, "shares"). Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed for sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy and/or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.


The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to owners of shares or to any member of the public regarding the advisability of owning or trading in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group is the licensor of certain trademarks, service marks, and trade names. The Russell Indexes on which the iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are based are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Russell Investment Group obtains information for inclusion or use in the calculation of the Russell Indexes from sources that Russell Investment Group considers reliable, Russell Investment Group does not guarantee the accuracy and/or the completeness of the Russell Indexes or any data included therein. Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.

--------------------------------------------------------------------------------
                                                                             39

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BGI, or BGFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BGI, or BGFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BGI, or BGFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided "as is" with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the

--------------------------------------------------------------------------------
40 BARCLAYS GLOBAL INVESTORS FUNDS
iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BGI, BGFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BGI, BGFA, or the owners of the iShares iBoxx
$ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used in the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BGI and BGFA.

The iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. None of the FTSE Licensor Parties make any representation or warranty whatsoever, expressly or impliedly, as to the results to be obtained from the use of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index or any data included therein, the figures at which the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index is compiled and calculated by any of the FTSE Licensor Parties, or regarding the advisability of owning or trading in shares of the Trust. The only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BGI, or BGFA. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination or the timing of, prices, or quantities of shares to be issued or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. The FTSE Licensor Parties make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any lost profits or indirect, punitive, special, or consequential damages, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements between FTSE and BGI and BGFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of shares of the

--------------------------------------------------------------------------------
                                                                             41
iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares MSCI Index Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration of the iShares MSCI Index Funds, or the marketing or trading of shares of the iShares MSCI Index Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund (collectively, the "Lehman Funds") are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of shares of the Lehman Funds or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers' only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indexes, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of shares of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of shares of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indexes. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indexes or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares, or any other person or entity, from the use of the Lehman Brothers Indexes or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indexes or any data included therein. Without limiting

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42 BARCLAYS GLOBAL INVESTORS FUNDS
any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

BGFA does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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                                                                             43

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Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the LifePath Portfolios, you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the LifePath Portfolios' investments is available in the LifePath Portfolios' annual or semi-annual reports to shareholders. In the LifePath Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios' performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   BGIFunds@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456


Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the LifePath Portfolios are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY LIFEPATH PORTFOLIO AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-LPI0508

[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

                            PROSPECTUS MAY 1, 2008


LIFEPATH(REG. TM) PORTFOLIOS

CLASS R SHARES

LIFEPATH(REG. TM) RETIREMENT
LIFEPATH 2010(REG. TM)
LIFEPATH 2020(REG. TM)
LIFEPATH 2030(REG. TM)
LIFEPATH 2040(REG. TM)
LIFEPATH(REG. TM) 2050

THE FIRST MUTUAL FUNDS DESIGNED TO OFFER INDIVIDUAL INVESTORS
COMPREHENSIVE ASSET ALLOCATION STRATEGIES THAT ADJUST OVER TIME.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.


LifePath(Reg. TM) is a registered servicemark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.


                        BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents


  Overview ..............      1
  Investment Objectives .      3
  Summary of Principal         4
  Investment Strategies
  Summary of Principal         5
  Risk Factors
  Investment Returns ....      7
  Fees and Expenses .....     12
  A Further Discussion
of Principal Investment
  Strategies ............     14
  A Further Discussion        23
of Principal Risk
  Factors
  Management of the           27
  LifePath Portfolios
  Shareholder                 29
  Information
  Financial Highlights ..     34
  Disclaimers ...........     39


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                                                                              i

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Overview

INTRODUCTION

The LifePath Portfolios(1), (2) are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Master Portfolios.

WHICH LIFEPATH PORTFOLIO TO CONSIDER

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

-------

(1)For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.
(2)The LifePath Portfolios are covered by U.S. patents 5,812,987 and 6,336,102.^

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                                                                              1

LIFEPATH(Reg. TM) PORTFOLIOS - HOW THEY WORK

[GRAPHIC APPEARS HERE]

NOTE: THE ABOVE CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT REPRESENT THE ACTUAL ALLOCATION PERCENTAGES OF THE LIFEPATH PORTFOLIOS.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

[] Each LifePath Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

[] Each LifePath Portfolio's time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

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2 BARCLAYS GLOBAL INVESTORS FUNDS

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

SPECIFICALLY:

[_] LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

[_] LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

[_] LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

[_] LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

[_] LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

[_] LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Each LifePath Portfolio's investment objective may be changed by the LifePath Portfolio's Board of Trustees without shareholder approval.

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                                                                              3

Summary of Principal Investment Strategies
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.


[_] LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. As of March 31, 2008, the LifePath Retirement Portfolio held approximately 37% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time.

[_] LifePath 2010 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2010. As of March 31, 2008, the LifePath 2010 Portfolio held approximately 43% of its assets in Underlying Funds that invest primarily in equity securities, 56% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[_] LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2008, LifePath 2020 Portfolio held approximately 64% of its assets in Underlying Funds that invest primarily in equity securities, 35% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[_] LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2008, the LifePath 2030 Portfolio held approximately 78% of its assets in Underlying Funds that invest primarily in equity securities, 21% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[_] LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2008, the LifePath 2040 Portfolio held approximately 91% of its assets in Underlying Funds that invest primarily in equity securities, 8% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[_] LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of the date of this prospectus, the LifePath 2050 Portfolio is expected to invest approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.


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4 BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios' performance could trail that of other investments.

EACH LIFEPATH PORTFOLIO HAS A DIFFERENT LEVEL OF RISK.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer's real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security's average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security's average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher rated securities.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

The allocation of each LifePath Portfolio's assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to security selection risk and concentration risk. Because BGFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as security selection risk. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

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                                                                              5

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall Portfolio performance.

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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6 BARCLAYS GLOBAL INVESTORS FUNDS

Investment Returns

TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class R of each LifePath Portfolio for each of the last 10 calendar years./1/ The average annual total return table compares the average annual total returns (before and after taxes) of Class R of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LIFEPATH RETIREMENT PORTFOLIO - CLASS R

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     10.24%
1999      4.60%
2000      4.48%
2001      1.40%
2002     -4.98%
2003     15.51%
2004      6.07%
2005      4.05%
2006      8.52%
2007      4.17%

The best calendar quarter return during the years shown above was 11.32% in the 2nd quarter of 2003; the worst was -4.77% in the 3rd quarter of 2002.

-------
(1)The performance information for the periods from January 1, 1998 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2007 reflects the actual performance of Class R Shares.

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                                                                              7

LIFEPATH 2010 PORTFOLIO - CLASS R

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     15.79%
1999      9.23%
2000      0.46%
2001     -1.92%
2002     -8.57%
2003     15.45%
2004      7.23%
2005      4.94%
2006      9.89%
2007    3.92%

The best calendar quarter return during the years shown above was 10.06% in the 4th quarter of 1998; the worst was -8.38% in the 3rd quarter of 2002.

LIFEPATH 2020 PORTFOLIO - CLASS R

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     19.72%
1999     13.87%
2000      -3.99%
2001      -7.43%
2002     -13.01%
2003     20.37%
2004      9.01%
2005      6.28%
2006     12.77%
2007      3.06%

The best calendar quarter return during the years shown above was 14.55% in the 4th quarter of 1998; the worst was -11.58% in the 3rd quarter of 2002.

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8 BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 PORTFOLIO - CLASS R

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998    22.47%
1999    16.60%
2000     -5.90%
2001    -10.54%
2002    -16.04%
2003    23.48%
2004    10.51%
2005     7.37%
2006    14.83%
2007     2.38%


The best calendar quarter return during the years shown above was 17.96% in the 4th quarter of 1998; the worst was -13.91% in the 3rd quarter of 2002.


LIFEPATH 2040 PORTFOLIO - CLASS R

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998    25.33%
1999    21.13%
2000     -9.96%
2001    -13.64%
2002    -18.58%
2003    27.66%
2004    11.08%
2005     8.01%
2006    16.64%
2007     1.78%

The best calendar quarter return during the years shown above was 21.66% in the 4th quarter of 1998; the worst was -15.75% in the 3rd quarter of 2002.

LIFEPATH 2050 PORTFOLIO - CLASS R


The LifePath 2050 Portfolio expects to commence operations on or about July 1, 2008. Because the LifePath 2050 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.


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                                                                              9

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                               CLASS R SHARES(1)


                             1 YEAR    5 YEARS    10 YEARS
                             ------    -------    --------
LIFEPATH RETIREMENT
  PORTFOLIO
  Return Before Taxes         4.17%     7.58%      5.29%
  Return After Taxes on       2.76%     6.40%      3.79%
  Distributions(2)
  Return After Taxes on       3.33%     6.01%      3.81%
Distributions and Sale
  of Fund Shares(2)
LifePath Retirement           7.00%     8.38%      6.73%
Portfolio Custom
  Benchmark(3), (4)
LIFEPATH 2010 PORTFOLIO
  Return Before Taxes         3.92%     8.21%      5.41%
  Return After Taxes on       2.45%     7.19%      4.02%
  Distributions(2)
  Return After Taxes on       3.38%     6.69%      4.08%
Distributions and Sale
  of Fund Shares(2)
LifePath 2010 Portfolio       6.88%     9.70%      6.88%
Custom Benchmark(3),
  (4)
LIFEPATH 2020 PORTFOLIO
  Return Before Taxes         3.06%    10.14%      5.51%
  Return After Taxes on       1.81%     9.47%      4.47%
  Distributions(2)
  Return After Taxes on       2.95%     8.57%      4.34%
Distributions and Sale
  of Fund Shares(2)
LifePath 2020 Portfolio       6.38%    11.40%      6.94%
Custom Benchmark(3),
  (4)
LIFEPATH 2030 PORTFOLIO
  Return Before Taxes         2.38%    11.49%      5.70%
  Return After Taxes on       1.16%    10.61%      4.53%
  Distributions(2)
  Return After Taxes on       2.74%     9.80%      4.55%
Distributions and Sale
  of Fund Shares(2)
LifePath 2030 Portfolio       5.98%    12.77%      6.98%
Custom Benchmark(3),
  (4)
LIFEPATH 2040 PORTFOLIO
  Return Before Taxes         1.78%    12.70%      5.76%
  Return After Taxes on       1.02%    12.34%      4.91%
  Distributions(2)
  Return After Taxes on       2.08%    11.07%      4.78%
Distributions and Sale
  of Fund Shares(2)
LifePath 2040 Portfolio       5.62%    13.91%      6.97%
Custom Benchmark(3),
  (4)
LIFEPATH 2050
  PORTFOLIO(5)
  Return Before Taxes           N/A      N/A        N/A
  Return After Taxes on         N/A      N/A        N/A
  Distributions(2)
  Return After Taxes on         N/A      N/A        N/A
Distributions and Sale
  of Fund Shares(2)
LifePath 2050 Portfolio         N/A      N/A        N/A
Custom Benchmark(3),
  (4)
S&P 1500 Index(4)             5.47%    13.24%      6.35%
Lehman Brothers U.S.          6.97%     4.42%      5.97%
  Aggregate Index(4)
MSCI All Country World       16.65%    24.02%       N/A
  Index ex USA
MSCI EAFE Index(4)           11.17%    21.59%      8.66%
Citigroup 3-Month             4.74%     2.95%      3.63%
  Treasury Bill Index(4)
Lehman Brothers U.S.         11.63%     6.27%      7.46%
  Treasury TIPS Index
Cohen & Steers Realty       -18.03%    19.79%       N/A
  Majors Index


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10 BARCLAYS GLOBAL INVESTORS FUNDS

-------
  (1)   Performance shown for the period from January 1, 1998 through April
        30, 2001 (the date the Class R Shares commenced operations) reflects the performance of the Class I Shares adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 reflects the actual performance of Class R Shares. Effective May 1, 2005, Class R Shares are sold without any sales charges. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.
  (2) After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.

  (3) The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to equal the LifePath Portfolios' changing asset allocations over time. The following indexes are currently used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, MSCI EAFE Index, MSCI All Country World Index ex USA, Lehman Brothers U.S. Aggregate Index, Citigroup 3-Month Treasury Bill Index, Lehman Brothers U.S. Treasury TIPS Index, and Cohen & Steers Realty Majors Index.

  (4)   Reflects no deductions for fees, expenses or taxes.
  (5) The LifePath 2050 Portfolio is newly created and has no operating history.

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                                                                             11

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class R Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio's assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class R Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class R Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)


                             LIFEPATH     LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH   LIFEPATH
                            RETIREMENT      2010        2020        2030        2040       2050
                             PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                            ----------   ---------   ---------   ---------   ---------   ---------
Management fees(1)              0.35%       0.35%       0.35%       0.35%       0.35%       0.35%
Distribution (12b-1) fees       0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
Other expenses                  0.52%       0.51%       0.51%       0.51%       0.51%       0.52%
(Administration fees;
  Independent
 Expenses(2))
Acquired fund fees and          0.33%       0.33%       0.33%       0.33%       0.33%       0.33%
  expenses (Underlying
 Funds)(3)
Total annual class              1.45%       1.44%       1.44%       1.44%       1.44%       1.45%
operating expenses(1),
  (2), (3)
Less fee waivers and/or        (0.35)%     (0.34)%     (0.34)%     (0.34)%     (0.34)%     (0.35)%
  expense
 reimbursements(1), (2)
Net expenses(1), (2), (4)       1.10%       1.10%       1.10%       1.10%       1.10%       1.10%


-------
  (1) BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2009 (the "contractual waiver").
  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class R Shares of the LifePath Portfolios. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class R Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2008.
  (3) Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio's PRO RATA share of the fees and expenses incurred by investing in the Underlying Funds. These fees and expenses are estimated for the LifePath 2050 Portfolio.
  (4) The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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12 BARCLAYS GLOBAL INVESTORS FUNDS

EXAMPLE


The example below is intended to help you compare the cost of investing in Class R Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class R Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for one year.


THE LIFEPATH PORTFOLIOS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                          ------   -------   -------   --------
LifePath Retirement        $112      $424      $759     $1705
  Portfolio
LifePath 2010 Portfolio    $112      $422      $755     $1695
LifePath 2020 Portfolio    $112      $422      $755     $1695
LifePath 2030 Portfolio    $112      $422      $755     $1695
LifePath 2040 Portfolio    $112      $422      $755     $1695
LifePath 2050 Portfolio    $112      $424       N/A       N/A


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                                                                             13

A Further Discussion of Principal Investment Strategies

INTRODUCTION

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Further Discussion of Principal Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

THE UNDERLYING FUNDS

Two of the Underlying Funds - the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the "Underlying Master Portfolios") - are diversified portfolios of Master Investment Portfolio ("MIP"). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on

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14 BARCLAYS GLOBAL INVESTORS FUNDS
proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund (the "Underlying Money Market Fund") are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below.

ACTIVE STOCK MASTER PORTFOLIO

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's ("S&P") 500 Index. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

COREALPHA BOND MASTER PORTFOLIO

Seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BGFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BGIF INSTITUTIONAL MONEY MARKET FUND

Seeks a high level of income consistent with liquidity and the preservation of capital. The BGIF Institutional Money Market Fund invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BGIF Institutional Money Market Fund also may invest in high-quality, short-term U.S.

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                                                                             15
and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("FNMA") and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

UNDERLYING ISHARES FUNDS

In managing each of the Underlying iShares Funds, BGFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Underlying Index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities that are included in the relevant Underlying Index.

ISHARES S&P 500 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are weighted according to the total float-adjusted market value of their outstanding shares.

ISHARES S&P MIDCAP 400 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P SMALLCAP 600 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P NATIONAL MUNICIPAL BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the municipal bond sector of the U.S. as defined by the S&P National Municipal Bond Index. The S&P National Municipal Bond Index measures the performance of the investment grade segment of the U.S. municipal bond market. As of August 1, 2007, there were 3,069 issues included in the S&P National Municipal Bond Index.


ISHARES S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM. The S&P North American Natural Resources Sector IndexTM is designed to measure the performance of U.S.-traded natural resource-related stocks and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.


ISHARES RUSSELL MIDCAP INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap(Reg. TM) Index. The Russell Midcap(Reg. TM) Index measures the performance of the mid-capitalization sector of the


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16 BARCLAYS GLOBAL INVESTORS FUNDS

U.S. equity market. The Russell Midcap(Reg. TM) Index is a float-adjusted capitalization-weighted index of the 800 smallest companies in the Russell 1000(Reg. TM) Index.


ISHARES RUSSELL 2000 INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(Reg. TM) Index. The Russell 2000(Reg. TM) Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000(Reg. TM) Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest companies in the Russell 3000(Reg.
TM) Index.


ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

ISHARES FTSE EPRA/NAREIT GLOBAL REAL ESTATE EX-U.S. INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership, disposure, and development of the Canadian, European, and Asian real estate markets. As of March 31, 2008, the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index was comprised of stocks of companies in the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


ISHARES MSCI CANADA INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Canadian market, as represented by the MSCI Canada Index. The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

ISHARES MSCI EAFE INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index. The MSCI EAFE Index has been developed by MSCI Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia, and the Far East.

ISHARES MSCI EAFE SMALL CAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index. The MSCI EAFE Index includes securities from Europe, Australasia and the Far East. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of 200 - 1,500 million USD. In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.

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                                                                             17

ISHARES MSCI EMERGING MARKETS INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2008, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the iShares MSCI Emerging Markets Index Fund may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge portfolio management fees on that portion of the iShares MSCI Emerging Markets Index Fund's assets that is invested in shares of other iShares Funds.


ISHARES LEHMAN 1-3 YEAR CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers 1-3 Year U.S. Credit Index. The Lehman Brothers 1-3 Year U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES LEHMAN 1-3 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers 1-3 Year U.S. Treasury Index. The Lehman Brothers 1-3 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES LEHMAN 3-7 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 3-7 Year U.S. Treasury Index. The Lehman Brothers 3-7 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

ISHARES LEHMAN 7-10 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 7-10 Year U.S. Treasury Index. The Lehman Brothers 7-10 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

ISHARES LEHMAN 10-20 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 10-20 Year U.S. Treasury Index. The Lehman Brothers 10-20 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

ISHARES LEHMAN 20+ YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 20+ Year U.S. Treasury

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18 BARCLAYS GLOBAL INVESTORS FUNDS

Index. The Lehman Brothers 20+ Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

ISHARES LEHMAN AGGREGATE BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total United States investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Treasury bonds, government-related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Lehman Brothers Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Lehman Brothers Index. The Lehman Brothers Index is market capitalization-weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month.


ISHARES LEHMAN CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.

ISHARES LEHMAN GOVERNMENT/CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment grade U.S. corporate securities of the U.S. bond market as defined by the Lehman Brothers U.S. Government/Credit Index. The Lehman Brothers U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year.

ISHARES LEHMAN INTERMEDIATE CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers Intermediate U.S. Credit Index. The Lehman Brothers Intermediate U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment grade U.S. corporate securities of the U.S. bond market as defined by the Lehman Brothers Intermediate U.S. Government/Credit Index. The Lehman Brothers Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year.


ISHARES LEHMAN MBS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade agency mortgage-backed securities sector of the U.S. as defined by the Lehman Brothers U.S.

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                                                                             19

MBS Index. The Lehman Brothers U.S. MBS Index measures the performance of investment grade mortgage-backed pass-through securities of the Government National Mortgage Association, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

ISHARES LEHMAN SHORT TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers Short U.S. Treasury Index. The Lehman Brothers Short U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

ISHARES LEHMAN TIPS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury TIPS Index. The Lehman Brothers U.S. Treasury TIPS Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries.

ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index. The iBoxx
$ Liquid High Yield Index is a rules-based index consisting of the most liquid and tradable U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the Index Provider. The iBoxx $ Liquid High Yield Index is designed to provide a balanced representation of the U.S. dollar-denominated high yield corporate bond market through some of the most liquid high yield corporate bonds available. The number of issues in the iBoxx $ Liquid High Yield Index is typically 50, although this may change from time to time.


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20 BARCLAYS GLOBAL INVESTORS FUNDS

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2008 (the asset allocation is estimated for the LifePath 2050 Master Portfolio). BGFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

                                UNDERLYING FUNDS
                             (as of March 31, 2008)


                             LIFEPATH     LIFEPATH    LIFEPATH    LIFEPATH    LIFEPATH     LIFEPATH
                            RETIREMENT      2010        2020        2030        2040         2050
                             PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO(1)
                            ----------   ---------   ---------   ---------   ---------   ------------
CAPITAL GROWTH
Master Investment              19.03%      22.24%      34.03%      42.60%      49.65%        N/A
Portfolio-Active Stock
  Master
 Portfolio
iShares S&P MidCap 400          3.64%       4.03%       5.39%       6.41%       7.27%        N/A
  Index Fund
iShares S&P SmallCap 600        1.67%       1.86%       2.44%       2.87%       3.31%        N/A
  Index Fund
iShares MSCI EAFE Index         7.90%       9.02%      12.80%      15.65%      17.81%        N/A
  Fund
iShares Cohen & Steers          2.81%       3.16%       4.62%       5.70%       6.58%        N/A
Realty Majors Index
  Fund
iShares MSCI Emerging           2.05%       2.30%       3.28%       4.02%       4.71%        N/A
  Markets Index Fund
iShares MSCI Canada             0.67%       0.79%       1.10%       1.34%       1.52%        N/A
  Index Fund
CAPITAL GROWTH AND INCOME
Master Investment              52.85%      47.98%      30.78%      18.13%       8.79%        N/A
Portfolio-CoreAlpha
  Bond
 Master Portfolio
iShares Lehman TIPS Bond        8.94%       8.29%       5.16%       2.92%      N/A           N/A
  Fund
INCOME
BGIF Institutional Money        0.44%       0.33%       0.40%       0.36%       0.36%        N/A
  Market Fund


-------
     (1) The LifePath 2050 Portfolio expects to commence operations on or about July 1, 2008.

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.


"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," "S&P 500(Reg. TM)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," "S&P SmallCap 600 Index," "S&P National Municipal Bond Index," and "the S&P North American Natural Resources Sector IndexTM" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.


"iBoxx(Reg. TM) $ Liquid High Yield Index" is a trademark of International Index Company Limited ("IIC") and has been licensed for use for certain purposes by BGI. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.


"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BGI. The iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties") and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.


"JPMorgan" and "JPMorgan EMBI Global Core Index" are trademarks of JPMorgan Chase & Co.(Copyright) ("JPMorgan") and have been licensed for use for certain purposes by BGI. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(Reg.
TM)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

"Lehman Brothers," "Lehman Brothers 1-3 Year U.S. Credit Index," "Lehman Brothers 1-3 Year U.S. Treasury Index," "Lehman Brothers 3-7 Year U.S. Treasury Index," "Lehman Brothers 7-10 Year U.S. Treasury Index," "Lehman Brothers 10-20 Year U.S. Treasury Index," "Lehman Brothers 20+ Year U.S. Treasury Index," "Lehman Brothers U.S. Aggregate Index," "Lehman Brothers U.S. Credit Index," "Lehman Brothers U.S. Government/Credit Index," "Lehman Brothers Intermediate U.S. Credit Index," "Lehman Brothers Intermediate U.S. Government/Credit Index," "Lehman Brothers U.S. MBS Index," "Lehman Brothers Short U.S. Treasury Index," and the "Lehman Brothers U.S. Treasury TIPS Index" are trademarks of Lehman Brothers,

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                                                                             21

Inc. ("Lehman Brothers") and have been licensed for use for certain purposes by BGI. The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund are not sponsored or endorsed by Lehman Brothers, and neither Lehman Brothers nor any of its affiliates makes any representations regarding the advisability of investing in iShares.

"MSCI Canada Index," "MSCI EAFE Index," "MSCI EAFE Small Cap Index" and the "MSCI Emerging Markets Index" are servicemarks of MSCI and have been licensed for use for certain purposes by BGI. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

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22 BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the "Summary of Principal Risk Factors" section of this Prospectus, the LifePath Portfolios have the following risks:

GENERAL

The net asset value of each LifePath Portfolio's shares ("NAV") is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

EQUITY SECURITIES MARKET RISKS

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

BOND INVESTMENT RISKS

The risks of fixed income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

CREDIT RISK

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

INTEREST RATE RISK

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in "deflation," the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity, causing the Underlying Fund to have to

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                                                                             23
reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds' income.

HIGH YIELD SECURITIES RISK

High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by S&P, a division of The McGraw-Hill Companies, Inc. and Fitch Rating Service Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

FOREIGN SECURITIES RISKS


Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds' investing in foreign securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:


[] Less liquid and less efficient securities markets;

[] Greater securities price volatility;

[] Exchange rate fluctuations and exchange controls;

[] Less publicly available information about issuers;

[] Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

[] Higher transaction and custody costs and delays in attendant settlement procedures;


[] Difficulties in enforcing contractual obligations;

[] Substantial government involvement in the economy;

[] Higher rates of inflation;

[] Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

[] Lower levels of regulation of the securities markets; and

[] Different accounting, disclosure and reporting requirements.


Investments in foreign securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts ("ADRs") and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

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24 BARCLAYS GLOBAL INVESTORS FUNDS

EMERGING MARKETS RISK

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

MODEL RISK

Although the quantitative model used to manage the Master Portfolios' assets has been developed and refined over many years, neither the Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

REAL ESTATE INVESTMENT RISK

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

DERIVATIVES

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

SECURITY SELECTION RISK

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

CONCENTRATION RISK

To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

MARKET TRADING RISKS

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above

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                                                                             25
or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

TRACKING ERROR RISK

Imperfect correlation between an Underlying iShares Fund's securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause the Underlying iShares Fund's performance to diverge from the performance of its underlying index. This is called "tracking error." Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

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26 BARCLAYS GLOBAL INVESTORS FUNDS

Management of the LifePath Portfolios

INVESTMENT ADVISER


Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BGFA. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio's average daily net assets.


For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2009.


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.


A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each LifePath Portfolio's semi-annual report for the 6-month period ending June 30.

PORTFOLIO MANAGERS

Dagmar Nikles, Leslie Gambon and Jim Chan (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Ms. Nikles is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification.

Ms. Gambon is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Ms. Gambon has been a member of the asset allocation portfolio management team since April 2007. Prior to becoming a member of the asset allocation portfolio

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                                                                             27
management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of Defined Contribution Portfolio Management at BGI.

Mr. Chan is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Mr. Chan has been a member of the asset allocation portfolio management team since February 2006. Prior to becoming a Portfolio Manager, Mr. Chan was a Research Analyst with BGI from 2004 to 2006. From August 2003 through August 2005, Mr. Chan was an MBA candidate at the University of San Francisco. From December 2000 through July 2003, Mr. Chan was an engineer with Munters Proprietary Limited.

The LifePath Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the LifePath Portfolios'
Administrator:

[] Supervise the LifePath Portfolios' administrative operations;

[] Provide or cause to be provided management reporting and treasury administration services;

[] Financial reporting;

[] Legal, blue sky and tax services;

[] Preparation of proxy statements and shareholder reports; and


[] Engaging and supervising shareholder servicing agents (the "Shareholder
 Servicing Agents") on behalf of the LifePath Portfolios.

BGI is entitled to receive fees for these services at the annual rate of 0.50% of the average daily net assets of the Class R Shares of each LifePath Portfolio. In addition to performing these services, BGI has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.


The Shareholder Servicing Agents service individual and omnibus LifePath Portfolio accounts pursuant to agreements with the LifePath Portfolios and/or BGI. In addition to serving as agents of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.


BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the LifePath Portfolios' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the LifePath Portfolios' other service providers. In addition, BGFA and/or BGI and/or the LifePath Portfolios' distributor may pay additional amounts to certain Shareholder Servicing Agents for those services. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the LifePath Portfolios' distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the LifePath Portfolios' distributor, fees paid by BGI.


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28 BARCLAYS GLOBAL INVESTORS FUNDS

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the LifePath Portfolios' shareholder servicing arrangements can be found in the LifePath Portfolios' SAI, which is available upon request.

From time to time, BGFA, BGI and/or the LifePath Portfolios' distributor may also pay significant additional amounts from their own resources to Shareholder Servicing Agents or other intermediaries that perform services in connection with the sale of LifePath Portfolio shares.

DISTRIBUTION PLAN

The LifePath Portfolios have adopted a Distribution Plan applicable to Class R Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Class R is the only class that has a Distribution Plan. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents. The Rule 12b-1 fees are paid out of Class R's assets. Over time, these fees will increase the cost of your investment in Class R Shares and may cost you more than paying other types of sales arrangements. The Rule 12b-1 fees are paid at an annual rate of 0.25% of the average daily net assets of the Class R Shares of the relevant LifePath Portfolios.

Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase LifePath Portfolio Class R Shares, you must:

[] Invest through an employer-sponsored or individual retirement savings plan;

[] Invest the proceeds rolled over from such retirement savings plan into an IRA; or


[] Maintain an account with State Street Bank and Trust Company ("State
 Street"), the LifePath Portfolios' custodian, transfer agent and dividend disbursing agent, or with one of the LifePath Portfolios' Shareholder Servicing Agents.


The LifePath Portfolios offer other classes of shares (Class I Shares and Class S Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios' Class I Shares and Class S Shares prospectuses for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Class R Shares that differ from those of the LifePath Portfolios, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES


[] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.


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                                                                             29

[] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

[] QUALIFIED BUYER. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.


You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a "Business Day") to purchase shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.


Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

HOW TO SELL SHARES

[] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder
 Servicing Agent is responsible for properly transmitting your sale order to State Street.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven Business Days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio's shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

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30 BARCLAYS GLOBAL INVESTORS FUNDS

CALCULATING THE LIFEPATH PORTFOLIOS' SHARE PRICE

Each LifePath Portfolio's share price (also known as a LifePath Portfolio's
NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

Each LifePath Portfolio's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

LIFEPATH PORTFOLIO DISTRIBUTIONS

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class R Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN LIFEPATH PORTFOLIO SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. The Master Portfolios' Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

The LifePath Portfolios' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The

--------------------------------------------------------------------------------
                                                                             31

LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your LifePath Portfolio's net investment income and net realized capital gains are taxable to you, whether you choose to receive them in cash or automatically reinvest them in additional LifePath Portfolio shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the LifePath Portfolio's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the LifePath Portfolios generally are taxable as follows:

DISTRIBUTION TYPE         TAX STATUS
------------------------- --------------------------------
Qualified dividend        Qualified dividend income(1)(2)
  income
Other income ............ Ordinary income(2)
Short-term capital gain . Ordinary income
Long-term capital gain .. Long-term capital gain(3)

-------
  (1) If you are an individual, your distributions attributable to the LifePath Portfolio's qualified dividend income generally can be treated by you as qualified dividend income, taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.
  (2) A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.
  (3) An individual's net long-term capital gain is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your LifePath Portfolio shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed.

TRANSACTION               TAX STATUS
------------------------- --------------------------------
You sell shares owned     Long-term capital gain or loss
  for more than one year
You sell shares owned     Short-term capital gain or loss
  for one year or less

If you buy a LifePath Portfolio's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the LifePath Portfolio sells the appreciated securities and distributes the realized gain on the sale. The LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

--------------------------------------------------------------------------------
32 BARCLAYS GLOBAL INVESTORS FUNDS

After the end of each year, the LifePath Portfolios will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes on distributions to you from the LifePath Portfolios if you fail to provide the LifePath Portfolios with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.


TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING LIFEPATH PORTFOLIO SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON LIFEPATH PORTFOLIO DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF LIFEPATH PORTFOLIO SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.


MASTER/FEEDER MUTUAL FUND STRUCTURE

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the LifePath Portfolios' Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BGFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.

--------------------------------------------------------------------------------
                                                                             33

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of the Class R Shares of each LifePath Portfolio for the past five years or, if shorter, the period of the LifePath Portfolio's operations (other than the LifePath 2050 Portfolio, which, as of the date of this Prospectus, has not yet commenced operations). Certain information reflects financial results for a single Class R Share of each LifePath Portfolio (other than the LifePath 2050 Portfolio). The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class R Shares of a given LifePath Portfolio (other than the LifePath 2050 Portfolio), assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios' financial statements, is included in the LifePath Portfolios' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


LIFEPATH RETIREMENT PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                  PERIOD FROM
                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED     APR. 11, 2003(A)
                            DEC. 31, 2007    DEC. 31, 2006    DEC. 31, 2005    DEC. 31, 2004    TO DEC. 31, 2003
                            -------------    -------------    -------------    -------------    ----------------
NET ASSET VALUE,               $ 10.87          $ 10.56         $ 10.55          $ 10.44           $   9.05
                               -------          -------         -------          -------           --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.36             0.35             0.28             0.18               0.17
Net realized and                 0.09             0.53             0.14             0.45               1.39
                               -------          -------         -------          -------           --------
  unrealized gain
TOTAL FROM INVESTMENT            0.45             0.88             0.42             0.63               1.56
                               -------          -------         -------          -------           --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           ( 0.35)          ( 0.36)          ( 0.31)          ( 0.22)           ( 0.17)
Net realized gain               ( 0.27)          ( 0.21)          ( 0.10)          ( 0.30)           ( 0.00)(b)
                               -------          -------         --------         --------          --------
TOTAL DISTRIBUTIONS             ( 0.62)          ( 0.57)          ( 0.41)          ( 0.52)           ( 0.17)
                               -------          -------         --------         --------          --------
NET ASSET VALUE, END OF        $ 10.70          $ 10.87         $ 10.56          $ 10.55           $  10.44
                               =======          =======         ========         ========          ========
  PERIOD
TOTAL RETURN                      4.17%            8.52%            4.05%            6.07%            16.75%(c)
                               =======          =======         ========         ========          ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of             $22,185          $13,460         $  9,567         $  6,064          $  2,807
  period (000s)
Ratio of expenses to
average net
 assets(d)                        1.02%            1.03%            1.06%            1.07%             1.10%
Ratio of expenses to
average net assets
 prior to expense                 1.37%            1.38%            1.40%            1.35%          n/a
  reductions(d)
Ratio of net investment
income to
 average net assets(d)            3.06%            3.18%            2.51%            1.69%             1.52%
Portfolio turnover                   6%              10%              11%             138%               29%(f)
  rate(e)


-------
 (a) Commencement of operations. April 11, 2003 is the date investors began investing in Class R of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio's distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on April 11, 2003.
 (b)        Rounds to less than $0.01.
 (c)        Not annualized.

 (d) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.
 (e) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.
  (f) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio for the year ended December 31, 2003.


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34 BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004       DEC. 31, 2003
                               -------------       -------------       -------------       -------------       -------------
NET ASSET VALUE,                  $ 13.31             $ 12.74             $ 12.57             $ 12.13            $ 10.67
                                  -------             -------             -------             -------            -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.39                0.38                0.29                0.18               0.16
Net realized and                    0.14                0.86                0.32                0.68               1.47
                                  -------             -------             -------             -------            -------
  unrealized gain
TOTAL FROM INVESTMENT               0.53                1.24                0.61                0.86               1.63
                                  -------             -------             -------             -------            -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              ( 0.39)             ( 0.38)             ( 0.31)             ( 0.21)            ( 0.17)
Net realized gain                  ( 0.48)             ( 0.29)             ( 0.13)             ( 0.21)                 -
                                  -------             -------             -------             -------            -------
TOTAL DISTRIBUTIONS                ( 0.87)             ( 0.67)             ( 0.44)             ( 0.42)            ( 0.17)
                                  -------             -------             -------             -------            -------
NET ASSET VALUE, END OF           $ 12.97             $ 13.31             $ 12.74             $ 12.57            $ 12.13
                                  =======             =======             =======             =======            =======
  YEAR
TOTAL RETURN                         3.92%               9.89%               4.94%               7.23%             15.45%
                                  =======             =======             =======             =======            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year           $90,393             $52,548             $31,306             $16,957            $10,258
  (000s)
Ratio of expenses to
average net
 assets(a)                           1.01%               1.02%               1.05%               1.06%              1.10%
Ratio of expenses to
average net assets
 prior to expense                    1.35%               1.36%               1.39%               1.34%             n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)               2.88%               2.87%               2.23%               1.56%              1.21%
Portfolio turnover                      7%                 12%                 12%                130%                23%
  rate(b)


-------

 (a) These ratios include net expenses charged to the corresponding Master Portfolio.
 (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


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                                                                             35

LIFEPATH 2020 PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                            DEC. 31, 2007    DEC. 31, 2006    DEC. 31, 2005    DEC. 31, 2004    DEC. 31, 2003
                            -------------    -------------    -------------    -------------    -------------
NET ASSET VALUE,              $ 16.77          $ 15.22           $ 14.60          $ 13.59         $ 11.44
                              -------          -------           -------          -------         -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.38             0.37             0.27             0.19            0.17
Net realized and                 0.13             1.56             0.64             1.03            2.14
                              -------          -------           -------          -------         -------
  unrealized gain
TOTAL FROM INVESTMENT            0.51             1.93             0.91             1.22            2.31
                              -------          -------           -------          -------         -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           ( 0.39)          ( 0.38)          ( 0.29)          ( 0.21)         ( 0.16)
Net realized gain               ( 0.65)               -                -                -               -
                              --------         --------          -------          -------         -------
TOTAL DISTRIBUTIONS             ( 1.04)          ( 0.38)          ( 0.29)          ( 0.21)         ( 0.16)
                              --------         --------          -------          -------         -------
NET ASSET VALUE, END OF       $ 16.24          $ 16.77           $ 15.22          $ 14.60         $ 13.59
                              ========         ========          =======          =======         =======
  YEAR
TOTAL RETURN                      3.06%           12.77%            6.28%            9.01%          20.37%
                              ========         ========          =======          =======         =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year       $180,740         $118,364          $57,525          $28,692         $17,299
  (000s)
Ratio of expenses to
average net
 assets(a)                        0.99%            1.00%            1.03%            1.04%           1.10%
Ratio of expenses to
average net assets
 prior to expense                 1.33%            1.33%            1.37%            1.32%          n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)            2.26%            2.31%            1.82%            1.33%           1.26%
Portfolio turnover                   7%              16%              17%             140%             23%
  rate(b)


-------

 (a) These ratios include net expenses charged to the corresponding Master Portfolio.
 (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


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     36                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                  PERIOD FROM
                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED     APR. 8, 2003(A)
                            DEC. 31, 2007    DEC. 31, 2006    DEC. 31, 2005    DEC. 31, 2004    TO DEC. 31, 2003
                            -------------    -------------    -------------    -------------    ----------------
NET ASSET VALUE,              $ 16.62           $ 15.15          $ 14.65          $ 13.94          $  11.33
                              -------           -------          -------          -------          --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.31             0.28             0.22             0.15               0.17
Net realized and                 0.09             1.95             0.85             1.30               2.59
                              -------           -------          -------          -------          --------
  unrealized gain
TOTAL FROM INVESTMENT            0.40             2.23             1.07             1.45               2.76
                              -------           -------          -------          -------          --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           (0.31)           (0.32)           (0.23)           (0.16)            (0.15)
Net realized gain               (0.81)           (0.44)           (0.34)           (0.58)                -
                              -------          -------          -------          -------          --------
TOTAL DISTRIBUTIONS             (1.12)           (0.76)           (0.57)           (0.74)            (0.15)
                              --------          -------          -------          -------          --------
NET ASSET VALUE, END OF       $ 15.90           $ 16.62          $ 15.15          $ 14.65          $  13.94
                              ========          =======          =======          =======          ========
  PERIOD
TOTAL RETURN                      2.38%           14.83%            7.37%           10.51%            23.85%(b)
                              ========          =======          =======          =======          ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $135,684          $77,890          $39,134          $19,163          $  6,776
  period (000s)
Ratio of expenses to
average net
 assets(c)                        0.98%            0.99%            1.01%            1.04%             1.10%
Ratio of expenses to
average net assets
 prior to expense                 1.32%            1.33%            1.35%            1.32%          n/a
  reductions(c)
Ratio of net investment
income to
 average net assets(c)            1.85%            1.84%            1.52%            1.24%             1.27%
Portfolio turnover                   7%              22%              24%             138%               32%(e)
  rate(d)


-------
 (a) Commencement of operations. April 8, 2003 is the date investors began investing in Class R of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio's distributor privately seeded Class R on April 30, 2001. The class had no activity from the date until investment began on April 8, 2003.
 (b)        Not annualized.

 (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.
 (d) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.
 (e) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio for the year ended December 31, 2003.


--------------------------------------------------------------------------------
                                                                             37

LIFEPATH 2040 PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                  PERIOD FROM
                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED     APR. 8, 2003(A)
                            DEC. 31, 2007    DEC. 31, 2006    DEC. 31, 2005    DEC. 31, 2004    TO DEC. 31, 2003
                            -------------    -------------    -------------    -------------    ----------------
NET ASSET VALUE,              $ 20.06           $ 17.47          $ 16.37          $ 14.89          $  11.74
                              -------           -------          -------          -------          --------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income            0.30             0.25             0.19             0.16               0.17
Net realized and                 0.06             2.64             1.11             1.48               3.13
                              -------           -------          -------          -------          --------
  unrealized gain
TOTAL FROM INVESTMENT            0.36             2.89             1.30             1.64               3.30
                              -------           -------          -------          -------          --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income           ( 0.31)          ( 0.30)          ( 0.20)          ( 0.16)           ( 0.15)
Net realized gain               ( 0.65)               -                -                -                 -
                              --------          -------          -------          -------          --------
TOTAL DISTRIBUTIONS             ( 0.96)          ( 0.30)          ( 0.20)          ( 0.16)           ( 0.15)
                              --------          -------          -------          -------          --------
NET ASSET VALUE, END OF       $ 19.46           $ 20.06          $ 17.47          $ 16.37          $  14.89
                              ========          =======          =======          =======          ========
  PERIOD
TOTAL RETURN                      1.78%           16.64%            8.01%           11.08%            27.65%(b)
                              ========          =======          =======          =======          ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of            $110,528          $65,203          $34,710          $23,126          $ 14,860
  period (000s)
Ratio of expenses to
average net
 assets(c)                        0.97%            0.98%            1.01%            1.03%             1.10%
Ratio of expenses to
average net assets
 prior to expense                 1.31%            1.32%            1.34%            1.31%          n/a
  reductions(c)
Ratio of net investment
income to
 average net assets(c)            1.49%            1.46%            1.20%            1.06%             1.07%
Portfolio turnover                   8%              29%              38%             147%               29%(e)
  rate(d)


-------
 (a) Commencement of operations. April 8, 2003 is the date investors began investing in Class R of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio's distributor privately seeded Class R on April 30, 2001. The class had no activity from that date until investment began on April 8, 2003.
 (b)        Not annualized.

 (c) Annualized for periods of less than one year. These ratios include net expenses charged to the corresponding Master Portfolio.
 (d) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.
 (e) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio for the year ended December 31, 2003.


--------------------------------------------------------------------------------
38 BARCLAYS GLOBAL INVESTORS FUNDS

Disclaimers


The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of owning or trading in shares of the Trust (as used in these Disclaimers, "shares"). Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed for sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy and/or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.


The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to owners of shares or to any member of the public regarding the advisability of owning or trading in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group is the licensor of certain trademarks, service marks, and trade names. The Russell Indexes on which the iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are based are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Russell Investment Group obtains information for inclusion or use in the calculation of the Russell Indexes from sources that Russell Investment Group considers reliable, Russell Investment Group does not guarantee the accuracy and/or the completeness of the Russell Indexes or any data included therein. Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.

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The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BGI, or BGFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BGI, or BGFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BGI, or BGFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided "as is" with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the

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40 BARCLAYS GLOBAL INVESTORS FUNDS
iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BGI, BGFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BGI, BGFA, or the owners of the iShares iBoxx
$ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used in the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BGI and BGFA.

The iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. None of the FTSE Licensor Parties make any representation or warranty whatsoever, expressly or impliedly, as to the results to be obtained from the use of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index or any data included therein, the figures at which the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index is compiled and calculated by any of the FTSE Licensor Parties, or regarding the advisability of owning or trading in shares of the Trust. The only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BGI, or BGFA. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination or the timing of, prices, or quantities of shares to be issued or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. The FTSE Licensor Parties make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any lost profits or indirect, punitive, special, or consequential damages, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements between FTSE and BGI and BGFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of shares of the

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                                                                             41
iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares MSCI Index Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration of the iShares MSCI Index Funds, or the marketing or trading of shares of the iShares MSCI Index Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund (collectively, the "Lehman Funds") are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of shares of the Lehman Funds or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers' only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indexes, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of shares of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of shares of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indexes. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indexes or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares, or any other person or entity, from the use of the Lehman Brothers Indexes or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indexes or any data included therein. Without limiting

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42 BARCLAYS GLOBAL INVESTORS FUNDS
any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

BGFA does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.^

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Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the LifePath Portfolios, you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the LifePath Portfolios' investments is available in the LifePath Portfolios' annual or semi-annual reports to shareholders. In the LifePath Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios' performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   BGIFunds@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456


Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the LifePath Portfolios are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY LIFEPATH PORTFOLIO AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-LPR0508


[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

                            PROSPECTUS MAY 1, 2008


LIFEPATH(REG. TM) PORTFOLIOS

CLASS S SHARES

LIFEPATH(REG. TM) RETIREMENT
LIFEPATH 2010(REG. TM)
LIFEPATH 2020(REG. TM)
LIFEPATH 2030(REG. TM)
LIFEPATH 2040(REG. TM)
LIFEPATH(REG. TM) 2050

THE FIRST MUTUAL FUNDS DESIGNED TO OFFER INDIVIDUAL INVESTORS
COMPREHENSIVE ASSET ALLOCATION STRATEGIES THAT ADJUST OVER TIME.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.


LifePath(Reg. TM) is a registered servicemark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.


                        BARCLAYS GLOBAL INVESTORS FUNDS

Table of Contents


  Overview ..............      1
  Investment Objectives .      3
  Summary of Principal         4
  Investment Strategies
  Summary of Principal         5
  Risk Factors
  Investment Returns ....      6
  Fees and Expenses .....     11
  A Further Discussion
of Principal Investment
  Strategies ............     13
  A Further Discussion        22
of Principal Risk
  Factors
  Management of the           26
  LifePath Portfolios
  Shareholder                 28
  Information
  Financial Highlights ..     32
  Disclaimers ...........     37


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Overview

INTRODUCTION

The LifePath Portfolios(1), (2) are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Master Portfolios.

WHICH LIFEPATH PORTFOLIO TO CONSIDER

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in 10 years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

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(1)For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading "Master/Feeder Mutual Fund Structure" in this Prospectus.
(2)The LifePath Portfolios are covered by U.S. patents 5,812,987 and 6,336,102.

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                                                                              1

LIFEPATH(Reg. TM) PORTFOLIOS - HOW THEY WORK

[GRAPHIC APPEARS HERE]

NOTE: THE ABOVE CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT REPRESENT THE ACTUAL ALLOCATION PERCENTAGES OF THE LIFEPATH PORTFOLIOS.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

[] Each LifePath Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

[] Each LifePath Portfolio's time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

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2 BARCLAYS GLOBAL INVESTORS FUNDS

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

SPECIFICALLY:

[] LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

[] LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

[] LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

[] LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

[] LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

[] LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Each LifePath Portfolio's investment objective may be changed by the LifePath Portfolio's Board of Trustees without shareholder approval.

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                                                                              3

Summary of Principal Investment Strategies
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.


[] LifePath Retirement Portfolio is designed for investors seeking income and moderate long-term growth of capital. As of March 31, 2008, the LifePath Retirement Portfolio held approximately 37% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time.

[] LifePath 2010 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2010. As of March 31, 2008, the LifePath 2010 Portfolio held approximately 43% of its assets in Underlying Funds that invest primarily in equity securities, 56% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2008, LifePath 2020 Portfolio held approximately 64% of its assets in Underlying Funds that invest primarily in equity securities, 35% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2008, the LifePath 2030 Portfolio held approximately 78% of its assets in Underlying Funds that invest primarily in equity securities, 21% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2008, the LifePath 2040 Portfolio held approximately 91% of its assets in Underlying Funds that invest primarily in equity securities, 8% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of the date of this prospectus, the LifePath 2050 Portfolio is expected to invest approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.


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4 BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios' performance could trail that of other investments.

EACH LIFEPATH PORTFOLIO HAS A DIFFERENT LEVEL OF RISK.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer's real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security's average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security's average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher rated securities.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

The allocation of each LifePath Portfolio's assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to security selection risk and concentration risk. Because BGFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as security selection risk. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

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                                                                              5

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall Portfolio performance.

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Returns

TOTAL RETURNS


The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. Although Class I Shares are not offered in this Prospectus, the returns for Class I Shares are provided herein because the Class S Shares offered in this Prospectus have not yet commenced operations and have no operating history, and are expected to have substantially similar annual returns since the Class S Shares are invested in the same Master Portfolios. ANNUAL RETURNS FOR THE CLASS S SHARES WOULD DIFFER FROM ANNUAL RETURNS FOR THE CLASS I SHARES BECAUSE THE CLASSES HAVE DIFFERENT EXPENSES. The bar charts show the returns for Class I of each LifePath Portfolio for each of the last 10 calendar years. The average annual total return table compares the average annual total returns (before and after taxes) of Class I of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for Class I Shares of each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for Class I Shares of each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.


How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LIFEPATH RETIREMENT PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     10.49%
1999      4.85%
2000      4.73%
2001      3.60%
2002     -2.70%
2003     11.95%
2004      6.35%
2005      4.32%
2006      8.80%
2007      4.50%

The best calendar quarter return during the years shown above was 7.22% in the 2nd quarter of 2003; the worst was -4.24% in the 3rd quarter of 2002.

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6 BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     16.04%
1999      9.48%
2000      0.71%
2001     -0.75%
2002     -8.32%
2003     15.66%
2004      7.38%
2005      5.20%
2006     10.15%
2007      4.18%

The best calendar quarter return during the years shown above was 10.12% in the 4th quarter of 1998; the worst was -8.38% in the 3rd quarter of 2002.

LIFEPATH 2020 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     19.97%
1999     14.12%
2000      -3.74%
2001      -6.42%
2002     -12.59%
2003     20.61%
2004      9.27%
2005      6.54%
2006     13.01%
2007      3.34%

The best calendar quarter return during the years shown above was 14.61% in the 4th quarter of 1998; the worst was -11.53% in the 3rd quarter of 2002.

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                                                                              7

LIFEPATH 2030 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     22.72%
1999     16.85%
2000      -5.65%
2001      -9.94%
2002     -15.73%
2003     23.86%
2004     10.78%
2005      7.63%
2006     15.12%
2007      2.64%

The best calendar quarter return during the years shown above was 18.02% in the 4th quarter of 1998; the worst was -13.69% in the 3rd quarter of 2002.

LIFEPATH 2040 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1998     25.58%
1999     21.38%
2000      -9.71%
2001     -13.41%
2002     -18.73%
2003     27.64%
2004     11.43%
2005      8.24%
2006    16.97 %
2007      2.03%

The best calendar quarter return during the years shown above was 21.72% in the 4th quarter of 1998; the worst was -15.79% in the 3rd quarter of 2002.

LIFEPATH 2050 PORTFOLIO - CLASS I


The LifePath 2050 Portfolio expects to commence operations on or about July 1, 2008. Because the LifePath 2050 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.


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8 BARCLAYS GLOBAL INVESTORS FUNDS

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2007
                               CLASS I SHARES(1)


                                 1 YEAR         5 YEARS        10 YEARS
                              -----------     -----------     ---------
LIFEPATH RETIREMENT
  PORTFOLIO
  Return Before Taxes              4.50%       7.15%             5.62%
  Return After Taxes on            3.10%       5.96%             4.01%
  Distributions(2)
  Return After Taxes on            3.51%       5.61%             3.98%
Distributions and Sal  e
  of Fund Shares(2)
LifePath Retirement                7.00%       8.38%             6.73%
Portfolio Custom
  Benchmark(3), (4)
LIFEPATH 2010 PORTFOLIO
  Return Before Taxes              4.18%       8.45%             5.74%
  Return After Taxes on            2.66%       7.37%             4.20%
  Distributions(2)
  Return After Taxes on            3.54%       6.87%             4.21%
Distributions and Sal  e
  of Fund Shares(2)
LifePath 2010 Portfolio            6.88%       9.70%             6.88%
Custom Benchmark(3),
  (4)
LIFEPATH 2020 PORTFOLIO
  Return Before Taxes              3.34%      10.40%             5.86%
  Return After Taxes on            2.08%       9.69%             4.72%
  Distributions(2)
  Return After Taxes on            3.12%       8.78%             4.55%
Distributions and Sal  e
  of Fund Shares(2)
LifePath 2020 Portfolio            6.38%      11.40 %            6.94%
Custom Benchmark(3),
  (4)
LIFEPATH 2030 PORTFOLIO
  Return Before Taxes              2.64%      11.78%             6.00%
  Return After Taxes on            1.39%      10.87%             4.69%
  Distributions(2)
  Return After Taxes on            2.92%      10.04%             4.70%
Distributions and Sal  e
  of Fund Shares(2)
LifePath 2030 Portfolio            5.98%      12.77%             6.98%
Custom Benchmark(3),
  (4)
LIFEPATH 2040 PORTFOLIO
  Return Before Taxes              2.03%      12.94%             5.93%
  Return After Taxes on            1.27%      12.55%             5.04%
  Distributions(2)
  Return After Taxes on            2.26%      11.27%             4.85%
Distributions and Sal  e
  of Fund Shares(2)
LifePath 2040 Portfolio            5.62%      13.91 %            6.97%
Custom Benchmark(3),
  (4)
LIFEPATH 2050 PORTFOLIO
  (5)
  Return Before Taxes             N/A             N/A            N/A
  Return After Taxes on           N/A             N/A            N/A
  Distributions
  Return After Taxes on           N/A             N/A            N/A
Distributions and Sal  e
  of Fund Shares
LifePath 2050 Portfolio           N/A             N/A            N/A
  Custom Benchmark
S&P 1500 Index(4)                  5.47%      13.24%             6.35%
Lehman Brothers U.S.               6.97%       4.42%             5.97%
  Aggregate Index(4)
MSCI All Country World            16.65%      24.02%             N/A
  Index ex USA(4)
MSCI EAFE Index(4)                11.17%      21.59%             8.66%
Citigroup 3-Month                  4.74%       2.95%             3.63%
  Treasury Bill Index(4)
Lehman Brothers U.S.              11.63%       6.27%             7.46%
  Treasury TIPS Index
Cohen & Steers Realty            -18.03%      19.79%             N/A
  Majors Index


-------
  (1) Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.
  (2) After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as

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                                                                              9

   401(k) plans or individual retirement accounts ("IRAs"). A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.

  (3) The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to equal the LifePath Portfolios' changing asset allocations over time. The following indexes are currently used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, MSCI EAFE Index, MSCI All Country World Index ex USA, Lehman Brothers U.S. Aggregate Index, Citigroup 3-Month Treasury Bill Index, Lehman Brothers U.S. Treasury TIPS Index, and Cohen & Steers Realty Majors Index.

  (4)   Reflects no deductions for fees, expenses or taxes.
  (5) The LifePath 2050 Portfolio is newly created and has no operating history.

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10 BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class S Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio's assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class S Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class S Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests.

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)


                            LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH
                           RETIREMENT        2010          2020          2030          2040          2050
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                           ----------     ---------     ---------     ---------     ---------      ----------
Management fees(1)             0.35%         0.35%         0.35%         0.35%         0.35%          0.35%
Other expenses                 0.17%         0.16%         0.16%         0.16%         0.16%          0.17%
(Administration fees;
  Independent
 Expenses(2))
Acquired fund fees and         0.33%         0.33%         0.33%         0.33%         0.33%          0.33%
  expenses (Underlying
 Funds)(3)
Total annual class             0.85%         0.84%         0.84%         0.84%         0.84%          0.85%
operating expenses(1),
  (2), (3)
Less fee waivers and/or       (0.35)%       (0.34)%       (0.34)%       (0.34)%       (0.34)%        (0.35)%
  expense
 reimbursements(1), (2)
Net expenses(1), (2), (4)      0.50%         0.50%         0.50%         0.50%         0.50%          0.50%


-------
  (1) BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2009 (the "contractual waiver").
  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class S Shares of the LifePath Portfolios. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class S Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2009. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2008.
  (3) Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio's PRO RATA share of the fees and expenses incurred by investing in the Underlying Funds. These fees and expenses are estimated for the LifePath 2050 Portfolio.
  (4) The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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                                                                             11

EXAMPLE


The example below is intended to help you compare the cost of investing in Class S Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class S Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for one year.


THE LIFEPATH PORTFOLIOS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                              1 YEAR       3 YEARS       5 YEARS       10 YEARS
                             --------     ---------     ---------     ---------
LifePath Retirement             $51          $236          $437         $1017
  Portfolio
LifePath 2010 Portfolio         $51          $234          $433         $1006
LifePath 2020 Portfolio         $51          $234          $433         $1006
LifePath 2030 Portfolio         $51          $234          $433         $1006
LifePath 2040 Portfolio         $51          $234          $433         $1006
LifePath 2050 Portfolio         $51          $236           N/A           N/A


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12 BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Investment Strategies

INTRODUCTION

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Further Discussion of Principal Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

THE UNDERLYING FUNDS

Two of the Underlying Funds - the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the "Underlying Master Portfolios") - are diversified portfolios of Master Investment Portfolio ("MIP"). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on

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                                                                             13
proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund (the "Underlying Money Market Fund") are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below.

ACTIVE STOCK MASTER PORTFOLIO

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with capitalizations similar to the range of capitalizations represented in the Standard & Poor's ("S&P") 500 Index. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.

COREALPHA BOND MASTER PORTFOLIO

Seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BGFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BGIF INSTITUTIONAL MONEY MARKET FUND

Seeks a high level of income consistent with liquidity and the preservation of capital. The BGIF Institutional Money Market Fund invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BGIF Institutional Money Market Fund also may invest in high-quality, short-term U.S.

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14 BARCLAYS GLOBAL INVESTORS FUNDS
and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("FNMA") and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities.

UNDERLYING ISHARES FUNDS

In managing each of the Underlying iShares Funds, BGFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the applicable Underlying Index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities that are included in the relevant Underlying Index.

ISHARES S&P 500 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The stocks in the S&P 500 Index are weighted according to the total float-adjusted market value of their outstanding shares.

ISHARES S&P MIDCAP 400 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P SMALLCAP 600 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P NATIONAL MUNICIPAL BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the municipal bond sector of the U.S. as defined by the S&P National Municipal Bond Index. The S&P National Municipal Bond Index measures the performance of the investment grade segment of the U.S. municipal bond market. As of August 1, 2007, there were 3,069 issues included in the S&P National Municipal Bond Index.


ISHARES S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector IndexTM. The S&P North American Natural Resources Sector IndexTM is designed to measure the performance of U.S.-traded natural resource-related stocks and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.


ISHARES RUSSELL MIDCAP INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap(Reg. TM) Index. The Russell Midcap(Reg. TM) Index measures the performance of the mid-capitalization sector of the


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                                                                             15

U.S. equity market. The Russell Midcap(Reg. TM) Index is a float-adjusted capitalization-weighted index of the 800 smallest companies in the Russell 1000(Reg. TM) Index.


ISHARES RUSSELL 2000 INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(Reg. TM) Index. The Russell 2000(Reg. TM) Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000(Reg. TM) Index is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 2,000 smallest companies in the Russell 3000(Reg.
TM) Index.


ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

ISHARES FTSE EPRA/NAREIT GLOBAL REAL ESTATE EX-U.S. INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership, disposure, and development of the Canadian, European, and Asian real estate markets. As of March 31, 2008, the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index was comprised of stocks of companies in the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland and the United Kingdom.


ISHARES MSCI CANADA INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in the aggregate in the Canadian market, as represented by the MSCI Canada Index. The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

ISHARES MSCI EAFE INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Index. The MSCI EAFE Index has been developed by MSCI Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia, and the Far East.

ISHARES MSCI EAFE SMALL CAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small cap universe in each industry group of each country represented by the MSCI EAFE Index. The MSCI EAFE Index includes securities from Europe, Australasia and the Far East. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of 200 - 1,500 million USD. In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.

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16 BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES MSCI EMERGING MARKETS INDEX FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index was developed by MSCI as an equity benchmark for international stock performance. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2008, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. In order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, the iShares MSCI Emerging Markets Index Fund may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge portfolio management fees on that portion of the iShares MSCI Emerging Markets Index Fund's assets that is invested in shares of other iShares Funds.


ISHARES LEHMAN 1-3 YEAR CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers 1-3 Year U.S. Credit Index. The Lehman Brothers 1-3 Year U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES LEHMAN 1-3 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers 1-3 Year U.S. Treasury Index. The Lehman Brothers 1-3 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES LEHMAN 3-7 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 3-7 Year U.S. Treasury Index. The Lehman Brothers 3-7 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

ISHARES LEHMAN 7-10 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the United States Treasury market as defined by the Lehman Brothers 7-10 Year U.S. Treasury Index. The Lehman Brothers 7-10 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

ISHARES LEHMAN 10-20 YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 10-20 Year U.S. Treasury Index. The Lehman Brothers 10-20 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

ISHARES LEHMAN 20+ YEAR TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the United States Treasury market as defined by the Lehman Brothers 20+ Year U.S. Treasury

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                                                                             17

Index. The Lehman Brothers 20+ Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

ISHARES LEHMAN AGGREGATE BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total United States investment grade bond market as defined by the Lehman Brothers U.S. Aggregate Index (the "Lehman Brothers Index"). The Lehman Brothers Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Treasury bonds, government-related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Lehman Brothers Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Lehman Brothers Index. The Lehman Brothers Index is market capitalization-weighted and the securities in the Lehman Brothers Index are updated on the last calendar day of each month.


ISHARES LEHMAN CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year.

ISHARES LEHMAN GOVERNMENT/CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment grade U.S. corporate securities of the U.S. bond market as defined by the Lehman Brothers U.S. Government/Credit Index. The Lehman Brothers U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year.

ISHARES LEHMAN INTERMEDIATE CREDIT BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade credit sector of the United States bond market as defined by the Lehman Brothers Intermediate U.S. Credit Index. The Lehman Brothers Intermediate U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment grade U.S. corporate securities of the U.S. bond market as defined by the Lehman Brothers Intermediate U.S. Government/Credit Index. The Lehman Brothers Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year.


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18 BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES LEHMAN MBS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment grade agency mortgage-backed securities sector of the U.S. as defined by the Lehman Brothers U.S. MBS Index. The Lehman Brothers U.S. MBS Index measures the performance of investment grade mortgage-backed pass-through securities of the Government National Mortgage Association, FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC").

ISHARES LEHMAN SHORT TREASURY BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the United States Treasury market as defined by the Lehman Brothers Short U.S. Treasury Index. The Lehman Brothers Short U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

ISHARES LEHMAN TIPS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the United States Treasury market as defined by the Lehman Brothers U.S. Treasury TIPS Index. The Lehman Brothers U.S. Treasury TIPS Index measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark that tracks the total return of actively traded external debt instruments in emerging market countries.

ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND


Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. dollar high yield corporate bond market as defined by the iBoxx $ Liquid High Yield Index. The iBoxx
$ Liquid High Yield Index is a rules-based index consisting of the most liquid and tradable U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the Index Provider. The iBoxx $ Liquid High Yield Index is designed to provide a balanced representation of the U.S. dollar-denominated high yield corporate bond market through some of the most liquid high yield corporate bonds available. The number of issues in the iBoxx $ Liquid High Yield Index is typically 50, although this may change from time to time.


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                                                                             19

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2008 (the asset allocation is estimated for the LifePath 2050 Master Portfolio). BGFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

                                UNDERLYING FUNDS
                             (as of March 31, 2008)


                              LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH       LIFEPATH
                             RETIREMENT        2010          2020          2030          2040           2050
                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO(1)
                            ------------   -----------   -----------   -----------   -----------   -------------
CAPITAL GROWTH
Master Investment               19.03%         22.24%        34.03%        42.60%        49.65%         N/A
Portfolio-Active Stock
  Master
 Portfolio
iShares S&P MidCap 400           3.64%          4.03%         5.39%         6.41%         7.27%         N/A
  Index Fund
iShares S&P SmallCap 600         1.67%          1.86%         2.44%         2.87%         3.31%         N/A
  Index Fund
iShares MSCI EAFE Index          7.90%          9.02%        12.80%        15.65%        17.81%         N/A
  Fund
iShares Cohen & Steers           2.81%          3.16%         4.62%         5.70%         6.58%         N/A
Realty Majors Index
  Fund
iShares MSCI Emerging            2.05%          2.30%         3.28%         4.02%         4.71%         N/A
  Markets Index Fund
iShares MSCI Canada              0.67%          0.79%         1.10%         1.34%         1.52%         N/A
  Index Fund
CAPITAL GROWTH AND INCOME
Master Investment               52.85%         47.98%        30.78%        18.13%         8.79%         N/A
Portfolio-CoreAlpha
  Bond
 Master Portfolio
iShares Lehman TIPS Bond         8.94%          8.29%         5.16%         2.92%        N/A            N/A
  Fund
INCOME
BGIF Institutional Money         0.44%          0.33%         0.40%         0.36%         0.36%         N/A
  Market Fund


-------
     (1) The LifePath 2050 Portfolio expects to commence operations on or about July 1, 2008.

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.


"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," "S&P 500(Reg. TM)," "Standard & Poor's 500," "S&P 500 Index," "S&P MidCap 400 Index," "S&P SmallCap 600 Index," "S&P National Municipal Bond Index," and "the S&P North American Natural Resources Sector IndexTM" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use for certain purposes by BGI. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National Municipal Bond Fund and iShares S&P North American Natural Resources Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.


"iBoxx(Reg. TM) $ Liquid High Yield Index" is a trademark of International Index Company Limited ("IIC") and has been licensed for use for certain purposes by BGI. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.


"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BGI. The iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties") and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.


"JPMorgan" and "JPMorgan EMBI Global Core Index" are trademarks of JPMorgan Chase & Co.(Copyright) ("JPMorgan") and have been licensed for use for certain purposes by BGI. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" is a trademark and "Cohen & Steers Realty Majors Index(Reg.
TM)" is a registered trademark of Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), and both such trademarks have been licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

"Lehman Brothers," "Lehman Brothers 1-3 Year U.S. Credit Index," "Lehman Brothers 1-3 Year U.S. Treasury Index," "Lehman Brothers 3-7 Year U.S. Treasury Index," "Lehman Brothers 7-10 Year U.S. Treasury Index," "Lehman Brothers 10-20 Year U.S. Treasury Index," "Lehman Brothers 20+ Year U.S. Treasury Index," "Lehman Brothers U.S. Aggregate Index," "Lehman Brothers U.S. Credit Index," "Lehman Brothers U.S. Government/Credit Index," "Lehman Brothers Intermediate U.S. Credit Index," "Lehman Brothers Intermediate U.S. Government/Credit Index," "Lehman Brothers U.S.

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20 BARCLAYS GLOBAL INVESTORS FUNDS

MBS Index," "Lehman Brothers Short U.S. Treasury Index," and the "Lehman Brothers U.S. Treasury TIPS Index" are trademarks of Lehman Brothers, Inc. ("Lehman Brothers") and have been licensed for use for certain purposes by BGI. The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund are not sponsored or endorsed by Lehman Brothers, and neither Lehman Brothers nor any of its affiliates makes any representations regarding the advisability of investing in iShares.

"MSCI Canada Index," "MSCI EAFE Index," "MSCI EAFE Small Cap Index" and the "MSCI Emerging Markets Index" are servicemarks of MSCI and have been licensed for use for certain purposes by BGI. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

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                                                                             21

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the "Summary of Principal Risk Factors" section of this Prospectus, the LifePath Portfolios have the following risks:

GENERAL

The net asset value of each LifePath Portfolio's shares ("NAV") is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

EQUITY SECURITIES MARKET RISKS

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

BOND INVESTMENT RISKS

The risks of fixed income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

CREDIT RISK

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

INTEREST RATE RISK

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in "deflation," the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity, causing the Underlying Fund to have to

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22 BARCLAYS GLOBAL INVESTORS FUNDS
reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds' income.

HIGH YIELD SECURITIES RISK

High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by S&P, a division of The McGraw-Hill Companies, Inc. and Fitch Rating Service Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

FOREIGN SECURITIES RISKS


Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds' investing in foreign securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:


[] Less liquid and less efficient securities markets;

[] Greater securities price volatility;

[] Exchange rate fluctuations and exchange controls;

[] Less publicly available information about issuers;

[] Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

[] Higher transaction and custody costs and delays in attendant settlement procedures;


[] Difficulties in enforcing contractual obligations;

[] Substantial government involvement in the economy;

[] Higher rates of inflation;

[] Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

[] Lower levels of regulation of the securities markets; and

[] Different accounting, disclosure and reporting requirements.


Investments in foreign securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts ("ADRs") and other similar investments. ADRs are receipts for shares of foreign stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

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                                                                             23

EMERGING MARKETS RISK

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

MODEL RISK

Although the quantitative model used to manage the Master Portfolios' assets has been developed and refined over many years, neither the Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

REAL ESTATE INVESTMENT RISK

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

DERIVATIVES

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

SECURITY SELECTION RISK

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid. For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

CONCENTRATION RISK

To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

MARKET TRADING RISKS

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above

--------------------------------------------------------------------------------
24 BARCLAYS GLOBAL INVESTORS FUNDS
or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

TRACKING ERROR RISK

Imperfect correlation between an Underlying iShares Fund's securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause the Underlying iShares Fund's performance to diverge from the performance of its underlying index. This is called "tracking error." Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

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                                                                             25

Management of the LifePath Portfolios

INVESTMENT ADVISER


Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BGFA. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio's average daily net assets.


For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2009.


BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 29, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.95 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.


A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each LifePath Portfolio's semi-annual report for the 6-month period ending June 30.

PORTFOLIO MANAGERS

Dagmar Nikles, Leslie Gambon and Jim Chan (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Ms. Nikles is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification.

Ms. Gambon is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Ms. Gambon has been a member of the asset allocation portfolio management team since April 2007. Prior to becoming a member of the asset allocation portfolio

--------------------------------------------------------------------------------
26 BARCLAYS GLOBAL INVESTORS FUNDS
management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of Defined Contribution Portfolio Management at BGI.

Mr. Chan is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Mr. Chan has been a member of the asset allocation portfolio management team since February 2006. Prior to becoming a Portfolio Manager, Mr. Chan was a Research Analyst with BGI from 2004 to 2006. From August 2003 through August 2005, Mr. Chan was an MBA candidate at the University of San Francisco. From December 2000 through July 2003, Mr. Chan was an engineer with Munters Proprietary Limited.

The LifePath Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the LifePath Portfolios'
Administrator:

[] Supervise the LifePath Portfolios' administrative operations;

[] Provide or cause to be provided management reporting and treasury administration services;

[] Financial reporting;

[] Legal, blue sky and tax services;

[] Preparation of proxy statements and shareholder reports; and


[] With respect to the other Classes of the LifePath Portfolios, engaging and supervising shareholder servicing agents (the "Shareholder Servicing Agents") on behalf of the LifePath Portfolios.

BGI is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of the Class S Shares of each LifePath Portfolio. In addition to performing these services, BGI has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.


From time to time, BGFA, BGI and/or the LifePath Portfolios' distributor may also pay significant amounts from their own resources to intermediaries that perform services in connection with the sale of LifePath Portfolio shares.

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                                                                             27

Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase LifePath Portfolio Class S Shares, you must invest through an employer-sponsored retirement savings plan.

The LifePath Portfolios offer other classes of shares (Class I Shares and Class R Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios' Class I Shares and Class R Shares prospectuses for more information.

In order to invest, a completed account application form must be submitted to and processed by your employer or your plan's recordkeeper.

Your purchase and holding of Class S Shares will be governed by the terms of your employer's plan. Please consult with your employer for more information.

HOW TO BUY SHARES

[] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through an IRA, your IRA trustee or custodian is responsible for properly transmitting your purchase order to State Street Bank and Trust Company ("State Street"), the LifePath Portfolios' custodian, transfer agent and dividend disbursing agent. Your plan or IRA may impose an earlier deadline for purchase or redemption orders than the LifePath Portfolios, as described below.

[] TAX-DEFERRED INVESTOR. Invest through a custodian as provided in your benefit plan documents. Your custodian, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.


You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a "Business Day") to purchase shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.


Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

HOW TO SELL SHARES

[] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or custodian, who is responsible for properly transmitting your sale order to State Street.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of

--------------------------------------------------------------------------------
28 BARCLAYS GLOBAL INVESTORS FUNDS
regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven Business Days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio's shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

CALCULATING THE LIFEPATH PORTFOLIOS' SHARE PRICE

Each LifePath Portfolio's share price (also known as a LifePath Portfolio's
NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

Each LifePath Portfolio's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

LIFEPATH PORTFOLIO DISTRIBUTIONS

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class S Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN LIFEPATH PORTFOLIO SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's NAV ("market timing").

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

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                                                                             29

The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. The Master Portfolios' Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

The LifePath Portfolios' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales of LifePath Portfolio shares. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in LifePath Portfolio shares generally is not taxed on LifePath Portfolio dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. Special rules may also apply to such distributions. Plan participants should contact their own tax advisers for more information.

You must provide your correct social security number or other taxpayer identification number to the LifePath Portfolio along with any certifications required by the Internal Revenue Service when you open an account.

MASTER/FEEDER MUTUAL FUND STRUCTURE

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master

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30 BARCLAYS GLOBAL INVESTORS FUNDS

Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the LifePath Portfolios' Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BGFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.

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                                                                             31

Financial Highlights


The financial tables in this section are intended to help investors understand the financial performance of each LifePath Portfolio for the past five years (other than the LifePath 2050 Portfolio, which, as of the date of this Prospectus has not yet commenced operations). Certain information reflects financial results for a single Class I Share of each LifePath Portfolio. Financial performance for the Class S Shares is not available as Class S Shares have not yet commenced operations and have no operating history, and would differ from the financial performance for the Class I Shares because the classes have different expenses. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class I Shares of a given LifePath Portfolio, assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios' financial statements, is included in the LifePath Portfolios' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday 8:30 a.m. to 6:30 p.m. Eastern Time.

LIFEPATH RETIREMENT PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004        DEC. 31, 2003
                              ---------------     ---------------     ---------------     ---------------     ----------------
NET ASSET VALUE,                 $ 11.59              $ 11.22             $ 11.18             $ 11.03            $  10.03
                                 -------              -------             -------             -------            --------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.39                0.39                0.30                0.20                 0.19
Net realized and                    0.12                0.58                0.17                0.49                 1.00
                                 -------              -------             -------             -------            --------
  unrealized gain
TOTAL FROM INVESTMENT               0.51                0.97                0.47                0.69                 1.19
                                 -------              -------             -------             -------            --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              ( 0.37)             ( 0.39)             ( 0.33)             ( 0.24)             ( 0.19)
Net realized gain                  ( 0.27)             ( 0.21)             ( 0.10)             ( 0.30)             ( 0.00)(a)
                                 --------             -------             -------             -------            --------
TOTAL DISTRIBUTIONS                ( 0.64)             ( 0.60)             ( 0.43)             ( 0.54)             ( 0.19)
                                 --------             -------             -------             -------            --------
NET ASSET VALUE, END OF          $ 11.46              $ 11.59             $ 11.22             $ 11.18            $  11.03
                                 ========             =======             =======             =======            ========
  YEAR
TOTAL RETURN                         4.50%               8.80%               4.32%               6.35%              11.95%
                                 ========             =======             =======             =======            ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year          $136,923             $91,518             $99,349             $90,871            $ 60,944
  (000s)
Ratio of expenses to
average net
 assets(b)                           0.77%               0.78%               0.81%               0.82%               0.85%
Ratio of expenses to
average net assets
 prior to expense                    1.12%               1.13%               1.15%               1.10%             n/a
  reductions(b)
Ratio of net investment
income to
 average net assets(b)               3.43%               3.28%               2.72%               1.92%               1.81%
Portfolio turnover                      6%                 10%                 11%                138%                 29%
  rate(c)



-------
  (a)        Rounds to less than $0.01.
  (b) These ratios include net expenses charged to the corresponding Master Portfolio.
  (c) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

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32 BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004       DEC. 31, 2003
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                 $ 13.52             $ 12.92             $ 12.74             $ 12.30             $ 10.82
                                 -------             -------             -------             -------             -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.43                0.41                0.31                0.20                0.18
Net realized and                    0.14                0.90                0.34                0.69                1.49
                                 -------             -------             -------             -------             -------
  unrealized gain
TOTAL FROM INVESTMENT               0.57                1.31                0.65                0.89                1.67
                                 -------             -------             -------             -------             -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              ( 0.42)             ( 0.42)             ( 0.34)             ( 0.24)             ( 0.19)
Net realized gain                  ( 0.48)             ( 0.29)             ( 0.13)             ( 0.21)                  -
                                 --------            --------            --------            --------            --------
TOTAL DISTRIBUTIONS                ( 0.90)             ( 0.71)             ( 0.47)             ( 0.45)             ( 0.19)
                                 --------            --------            --------            --------            --------
NET ASSET VALUE, END OF          $ 13.19             $ 13.52             $ 12.92             $ 12.74             $ 12.30
                                 ========            ========            ========            ========            ========
  YEAR
TOTAL RETURN                         4.18%              10.15%               5.20%               7.38%              15.66%
                                 ========            ========            ========            ========            ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year          $391,606            $333,298            $350,226            $296,439            $172,075
  (000s)
Ratio of expenses to
average net
 assets(a)                           0.76%               0.77%               0.80%               0.81%               0.85%
Ratio of expenses to
average net assets
 prior to expense                    1.10%               1.11%               1.14%               1.09%             n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)               3.14%               2.96%               2.45%               1.78%               1.64%
Portfolio turnover                      7%                 12%                 12%                130%                 23%
  rate(b)



-------
  (a) These ratios include net expenses charged to the corresponding Master Portfolio.
  (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


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                                                                             33

LIFEPATH 2020 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004       DEC. 31, 2003
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                 $ 17.48             $ 15.85             $ 15.19             $ 14.13             $ 11.89
                                 -------             -------             -------             -------             -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.45                0.40                0.30                0.21                0.19
Net realized and                    0.14                1.64                0.68                1.09                2.24
                                 -------             -------             -------             -------             -------
  unrealized gain
TOTAL FROM INVESTMENT               0.59                2.04                0.98                1.30                2.43
                                 -------             -------             -------             -------             -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              ( 0.44)             ( 0.41)             ( 0.32)             ( 0.24)             ( 0.19)
Net realized gain                  ( 0.65)                  -                   -                   -                   -
                                 --------            --------            --------            --------            --------
TOTAL DISTRIBUTIONS                ( 1.09)             ( 0.41)             ( 0.32)             ( 0.24)             ( 0.19)
                                 --------            --------            --------            --------            --------
NET ASSET VALUE, END OF          $ 16.98             $ 17.48             $ 15.85             $ 15.19             $ 14.13
                                 ========            ========            ========            ========            ========
  YEAR
TOTAL RETURN                         3.34%              13.01%               6.54%               9.27%              20.61%
                                 ========            ========            ========            ========            ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year          $781,519            $598,633            $578,497            $446,486            $386,387
  (000s)
Ratio of expenses to
average net
 assets(a)                           0.74%               0.75%               0.78%               0.79%               0.85%
Ratio of expenses to
average net assets
 prior to expense                    1.08%               1.08%               1.12%               1.07%             n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)               2.52%               2.37%               2.01%               1.49%               1.54%
Portfolio turnover                      7%                 16%                 17%                140%                 23%
  rate(b)



-------
  (a) These ratios include net expenses charged to the corresponding Master Portfolio.
  (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

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34 BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004       DEC. 31, 2003
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                 $ 16.90             $ 15.39             $ 14.87             $ 14.13             $ 11.56
                                 -------             -------             -------             -------             -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.34                0.32                0.24                0.19                0.18
Net realized and                    0.11                1.99                0.88                1.32                2.55
                                 -------             -------             -------             -------             -------
  unrealized gain
TOTAL FROM INVESTMENT               0.45                2.31                1.12                1.51                2.73
                                 -------             -------             -------             -------             -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              ( 0.35)             ( 0.36)             ( 0.26)             ( 0.19)             ( 0.16)
Net realized gain                  ( 0.81)             ( 0.44)             ( 0.34)             ( 0.58)                  -
                                 --------            --------            --------            --------            --------
TOTAL DISTRIBUTIONS                ( 1.16)             ( 0.80)             ( 0.60)             ( 0.77)             ( 0.16)
                                 --------            --------            --------            --------            --------
NET ASSET VALUE, END OF          $ 16.19             $ 16.90             $ 15.39             $ 14.87             $ 14.13
                                 ========            ========            ========            ========            ========
  YEAR
TOTAL RETURN                         2.64%              15.12%               7.63%              10.78%              23.86%
                                 ========            ========            ========            ========            ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year          $564,348            $408,564            $352,800            $265,166            $176,647
  (000s)
Ratio of expenses to
average net
 assets(a)                           0.73%               0.74%               0.76%               0.78%               0.85%
Ratio of expenses to
average net assets
 prior to expense                    1.07%               1.08%               1.10%               1.06%             n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)               2.10%               1.95%               1.69%               1.37%               1.48%
Portfolio turnover                      7%                 22%                 24%                138%                 32%
  rate(b)



-------
  (a) These ratios include net expenses charged to the corresponding Master Portfolio.
  (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


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                                                                             35

LIFEPATH 2040 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004       DEC. 31, 2003
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                 $ 20.90             $ 18.18             $ 17.03             $ 15.47             $ 12.27
                                 -------             -------             -------             -------             -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income               0.34                0.31                0.21                0.21                0.18
Net realized and                    0.08                2.76                1.18                1.55                3.18
                                 -------             -------             -------             -------             -------
  unrealized gain
TOTAL FROM INVESTMENT               0.42                3.07                1.39                1.76                3.36
                                 -------             -------             -------             -------             -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income              ( 0.35)             ( 0.35)             ( 0.24)             ( 0.20)             ( 0.16)
Net realized gain                  ( 0.65)                  -                   -                   -                   -
                                 --------            --------            --------            --------            --------
TOTAL DISTRIBUTIONS                ( 1.00)             ( 0.35)             ( 0.24)             ( 0.20)             ( 0.16)
                                 --------            --------            --------            --------            --------
NET ASSET VALUE, END OF          $ 20.32             $ 20.90             $ 18.18             $ 17.03             $ 15.47
                                 ========            ========            ========            ========            ========
  YEAR
TOTAL RETURN                         2.03%              16.97%               8.24%              11.43%              27.64%
                                 ========            ========            ========            ========            ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year          $383,391            $278,716            $221,359            $125,063            $127,357
  (000s)
Ratio of expenses to
average net
 assets(a)                           0.72%               0.73%               0.76%               0.78%               0.85%
Ratio of expenses to
average net assets
 prior to expense                    1.06%               1.07%               1.09%               1.06%             n/a
  reductions(a)
Ratio of net investment
income to
 average net assets(a)               1.71%               1.62%               1.45%               1.15%               1.36%
Portfolio turnover                      8%                 29%                 38%                147%                 29%
  rate(b)



-------
  (a) These ratios include net expenses charged to the corresponding Master Portfolio.
  (b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.


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36 BARCLAYS GLOBAL INVESTORS FUNDS

Disclaimers


The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of owning or trading in shares of the Trust (as used in these Disclaimers, "shares"). Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed for sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy and/or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.


The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to owners of shares or to any member of the public regarding the advisability of owning or trading in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group is the licensor of certain trademarks, service marks, and trade names. The Russell Indexes on which the iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are based are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Russell Investment Group obtains information for inclusion or use in the calculation of the Russell Indexes from sources that Russell Investment Group considers reliable, Russell Investment Group does not guarantee the accuracy and/or the completeness of the Russell Indexes or any data included therein. Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.

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                                                                             37

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BGI, or BGFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BGI, or BGFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BGI, or BGFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided "as is" with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the

--------------------------------------------------------------------------------
38 BARCLAYS GLOBAL INVESTORS FUNDS
iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BGI, BGFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BGI, BGFA, or the owners of the iShares iBoxx
$ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used in the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BGI and BGFA.

The iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. None of the FTSE Licensor Parties make any representation or warranty whatsoever, expressly or impliedly, as to the results to be obtained from the use of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index or any data included therein, the figures at which the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index is compiled and calculated by any of the FTSE Licensor Parties, or regarding the advisability of owning or trading in shares of the Trust. The only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BGI, or BGFA. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination or the timing of, prices, or quantities of shares to be issued or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. The FTSE Licensor Parties make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any lost profits or indirect, punitive, special, or consequential damages, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements between FTSE and BGI and BGFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of shares of the

--------------------------------------------------------------------------------
                                                                             39
iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares MSCI Index Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration of the iShares MSCI Index Funds, or the marketing or trading of shares of the iShares MSCI Index Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund (collectively, the "Lehman Funds") are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of shares of the Lehman Funds or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers' only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indexes, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of shares of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of shares of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indexes. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indexes or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares, or any other person or entity, from the use of the Lehman Brothers Indexes or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indexes or any data included therein. Without limiting

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40 BARCLAYS GLOBAL INVESTORS FUNDS
any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

BGFA does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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                                                                             41

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the LifePath Portfolios, you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the LifePath Portfolios' investments is available in the LifePath Portfolios' annual or semi-annual reports to shareholders. In the LifePath Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios' performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call:     1-877-BGI-1544 (1-877-244-1544) (toll-free)
          Monday through Friday
          8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:   BGIFunds@barclaysglobal.com
Write:    Barclays Global Investors Funds
          c/o SEI Investments Distribution Co.
          One Freedom Valley Drive, Oaks, PA 19456


Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the LifePath Portfolios are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY LIFEPATH PORTFOLIO AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332


                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

BGF-PR-LPS0508


[GRAPHIC APPEARS HERE]

BARCLAYS GLOBAL INVESTORS

BARCLAYS GLOBAL INVESTORS FUNDS


Statement of Additional Information
Dated May 1, 2008

LifePath(Reg. TM) Retirement Portfolio
LifePath 2010 Portfolio(Reg. TM)
LifePath 2020 Portfolio(Reg. TM)
LifePath 2030 Portfolio(Reg. TM)
LifePath 2040 Portfolio(Reg. TM)
LifePath(Reg. TM) 2050 Portfolio

Class I, Class R and Class S Shares


Barclays Global Investors Funds (the "Trust" or "BGIF") is an open-end, series management investment company. This combined Statement of Additional Information ("SAI") contains information about the Class I, Class R and Class S Shares of the Trust's LifePath Retirement Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio (each, a "LifePath Portfolio" and collectively, the "LifePath Portfolios"). The LifePath Portfolios were formerly named the LifePath Funds.


Each LifePath Portfolio invests substantially all of its assets in a separate portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios") of Master Investment Portfolio ("MIP") that has the same investment objective as the LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of stock, bond and money market funds (the "Underlying Funds"). MIP is an open-end, series management investment company. Barclays Global Fund Advisors ("BGFA" or "Investment Adviser") serves as investment adviser to the Master Portfolio in which each LifePath Portfolio invests and also serves as investment adviser to each of the Underlying Funds, except for the BGIF Institutional Money Market Fund, which invests all of its assets in a Master Portfolio advised by BGFA. References to the investments, investment policies and risks of the LifePath Portfolios, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the related Master Portfolios.

This SAI is not a prospectus and should be read in conjunction with the current prospectuses for the Class I, Class R and Class S Shares of the LifePath Portfolios, each dated May 1, 2008, (each, a "Prospectus" and collectively, the "Prospectuses"). All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the LifePath Portfolios, which include the schedule of investments and independent auditors' report for the fiscal year ended December 31, 2007, are hereby incorporated by reference to the LifePath Portfolios' annual reports. Copies of the Prospectuses and the annual reports may be obtained without charge by writing to Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, or by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free), or e-mailing the LifePath Portfolios at BGIFunds@barclaysglobal.com.


LifePath(Reg. TM) is a registered service mark of Barclays Global Investors, N.A. ("BGI") and the LifePath products are covered by U.S. Patents 5,812,987 and 6,336,102.

                               TABLE OF CONTENTS


                                           PAGE
                                          -----
History of the Trust                         1
Description of the LifePath                  1
Portfolios and their Investments and
  Risks
   Investment Objective and Policies         1
   Investment Restrictions                   2
   Fundamental Investment                    2
  Restrictions
   Non-Fundamental Investment                2
  Restrictions
   Fundamental Investment                    3
Restrictions of the Master
  Portfolios
   Non-Fundamental Investment                4
Restrictions of the Master
  Portfolios
Investments and Risks of the Master          4
  Portfolios
   Borrowing                                 4
   Investments in Underlying Funds           4
   Loans of Portfolio Securities             4
   Short-Term Instruments                    5
   U.S. Government Obligations               5
Investments and Risks of the                 5
  Underlying Funds
   Asset-Backed and Commercial               5
  Mortgage-Backed Securities
   Bonds                                     5
   Borrowing                                 6
   Collateralized Debt Obligations           6
   Convertible Securities                    6
   Corporate Bonds                           7
   Credit-Linked Securities                  7
   Currency Transactions                     7
   Diversification and Concentration         8
   Equity Securities                         8
   Floating-Rate and Variable-Rate           8
  Obligations
   Foreign Securities and Emerging           9
  Markets Securities
   Forward Commitments, When-Issued         10
Purchases and Delayed-Delivery
  Transactions
   Funding Agreements                       10
   Futures Contracts, Options               10
  Transactions, and Swap Transactions
   High-Yield Securities                    14
   Illiquid Securities                      14
   Inflation-Protected Obligations          14
   iShares Funds                            14
   Investment Companies                     15
   Letters of Credit                        15

                                           PAGE
                                          -----
   Loan Participations and                  16
  Assignments
   Loans of Portfolio Securities            17
   Mortgage Pass-Through Securities         17
   Mortgage Securities                      18
   Municipal Securities                     18
   Participation Interests                  19
   Ratings                                  19
   Repurchase Agreements                    19
   Restricted Securities                    19
   Reverse Repurchase Agreements            20
   Short-Term Instruments                   20
   Stock Index Futures and Options          20
  on Stock Index Futures
   Unrated Investments                      20
   U.S. Government Obligations              21
   Warrants                                 21
Portfolio Holdings Information              21
   Service Providers                        21
   Third-Party Feeder LifePath              22
  Portfolios
   Securities and Exchange                  22
  Commission Filings
   Other Public Disclosure                  22
   Approved Recipients                      22
Management                                  22
   Officers                                 24
   Committees                               25
   Beneficial Equity Ownership              25
  Information
   Ownership of Securities of               26
  Certain Entities
   Compensation of Trustees                 26
   Master/Feeder Structure                  27
   Codes of Ethics                          27
   Proxy Voting Policies of the             28
  Master Portfolios
   Shareholder Communication to the         28
  Board of Trustees
Control Persons and Principal               29
  Holders of Securities
Investment Adviser and Other Service        32
  Providers
   Investment Adviser                       32
   Advisory Fees                            32
   Underlying Funds                         33
   Administrator                            34

                                           PAGE
                                          -----
   Shareholder Servicing Agents             35
   Distributor                              36
   Class R Distribution Plan                36
   MIP Distribution Plan                    37
   Custodian                                38
   Transfer and Dividend Disbursing         38
  Agent
   Independent Registered Public            38
  Accounting Firm
   Legal Counsel                            38
Portfolio Managers                          38
Determination of Net Asset Value            41
Purchase, Redemption and Pricing of         42
  Shares
   Terms of Purchase and Redemption         42
   In-Kind Purchases                        42
   Suspension of Redemption Rights          42
  or Payment of Redemption Proceeds
Portfolio Transactions                      42
   General                                  42
   Portfolio Turnover                       43
   Brokerage Commissions                    43
   Brokerage Commissions Paid to            44
  Affiliates
   Securities of Regular                    44
  Broker-Dealers
   Frequent Trading in Portfolio            44
  Shares
Distributions and Taxes                     44
   Qualification as a Regulated             45
  Investment Company
   Excise Tax                               46
   Capital Loss Carry-Forwards              46
   Equalization Accounting                  46
   Investment through Master                46
  Portfolios
   Taxation of Underlying Fund              46
  Investments
   Taxation of Distributions                49
   Sales of LifePath Portfolio Shares       49
   Foreign Taxes                            50
   Federal Income Tax Rates                 50
   Backup Withholding                       50
   Tax-Deferred Plans                       50
   Corporate Shareholders                   51
   Foreign Shareholders                     51
Capital Stock                               52

                                     PAGE
                                    -----
   Voting                             52
   Dividends and Distributions        53
   Master Portfolios                  53
Additional Information on the         53
  LifePath Portfolios
Financial Statements                  53
Disclaimers                           54
Appendix A                           A-1

History of the Trust

The Trust was organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware statutory trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the LifePath Portfolios, corresponding to, and having identical designations as, the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.


The Trust's principal office is located at 400 Howard Street, San Francisco, CA 94105. Each LifePath Portfolio invests all of its assets in a Master Portfolio of MIP (as shown below), which has substantially the same investment objective, policies and restrictions as the related LifePath Portfolio. Each Master Portfolio, in turn, invests in a combination of Underlying Funds and may also invest in U.S. government securities and short-term paper. BGI, the parent company of BGFA, has granted the Trust a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Trust, at BGI's request, will cease using the "LifePath" name.


LIFEPATH PORTFOLIO                        MASTER PORTFOLIO IN WHICH THE LIFEPATH PORTFOLIO INVESTS
-------------------------------------     ---------------------------------------------------------
       LifePath Retirement Portfolio      LifePath(Reg. TM) Retirement Master Portfolio
       LifePath 2010 Portfolio            LifePath 2010 Master Portfolio(Reg. TM)
       LifePath 2020 Portfolio            LifePath 2020 Master Portfolio(Reg. TM)
       LifePath 2030 Portfolio            LifePath 2030 Master Portfolio(Reg. TM)
       LifePath 2040 Portfolio            LifePath 2040 Master Portfolio(Reg. TM)
       LifePath 2050 Portfolio            LifePath(Reg. TM) 2050 Master Portfolio


On April 30, 2001, Class R of the LifePath Portfolios commenced operations and the existing unnamed class of shares was named "Class I." On July 1, 2001, the Company's LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds were renamed the LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios, respectively. On February 12, 2003, the Trust's LifePath Income Portfolio was renamed the LifePath Retirement Portfolio. As of the date of this SAI, Class S of the LifePath Portfolios has not yet commenced operations. The LifePath 2050 Portfolio is newly created and is expected to commence operations on or about July 1, 2008.


Description of the LifePath Portfolios and their Investments and Risks


The Trust is an open-end, series management investment company. There are six Master Portfolios in which the LifePath Portfolios invest, each of which is a series of MIP. The Master Portfolios in which the LifePath Portfolios invest are diversified funds as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Organizations and other entities such as the LifePath Portfolios that hold beneficial interests in a Master Portfolio may be referred to herein as "feeder funds."


INVESTMENT OBJECTIVE AND POLICIES. Each LifePath Portfolio has adopted a non-fundamental investment objective, and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such LifePath Portfolio. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time.

Each LifePath Portfolio has adopted a non-fundamental investment objective that is set forth in its Prospectus. The investment objective and policies of a LifePath Portfolio determine the allocation of assets to the Underlying Funds, the degree of risk to which the LifePath Portfolio is subject and, ultimately, its performance. As with all investment companies, there can be no assurance that the investment objective of any LifePath Portfolio will be achieved.

INVESTMENT RESTRICTIONS.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are fundamental policies. Each LifePath Portfolio may not:


(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;.

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;



(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and


(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a LifePath Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a LifePath Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The LifePath Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies and may be changed without shareholder approval by vote of a majority of the Trustees at any time.

As a matter of non-fundamental policy:


(1) Each Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which the LifePath Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by a LifePath Portfolio;

(2) Each Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
      (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;


(3) Each Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and


(4) Each Portfolio may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each LifePath Portfolio may and does invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the LifePath Portfolio. See "Management - Master/Feeder Structure." In addition, the Underlying Funds in which the LifePath Portfolios may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the LifePath Portfolios to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each Underlying Fund are set forth in its respective statement of additional information.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolios may not:

(1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

(2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

(7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

With respect to paragraph (3) above, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE MASTER PORTFOLIOS. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of MIP at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies:


(1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by such Master Portfolio;

(2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
      (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

(3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily; and


(4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

Investments and Risks of the Master Portfolios

BORROWING. The Master Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Master Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (I.E., risk of gain or loss higher than the amount invested) have characteristics similar to borrowings. The Master Portfolios maintain liquid assets in connection with those types of transactions.

INVESTMENTS IN UNDERLYING FUNDS. To implement its asset allocation strategy, each Master Portfolio invests its assets in a combination of Underlying Funds. Each Underlying Fund invests directly in portfolio securities, except that the BGIF Institutional Money Market Fund invests all of its assets in a related Master Portfolio.

LOANS OF PORTFOLIO SECURITIES. Each Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. Each Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BGFA.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Master Portfolio's securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio's Board of Trustees. BGI acts as securities lending agent for the Master Portfolios, subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

SHORT-TERM INSTRUMENTS. The Master Portfolios may invest in various money market instruments. Money market instruments are generally short-term investments that may include but are not limited to: (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches); (iii) commercial paper; (iv) non-convertible corporate debt securities (E.G., bonds and debentures); (v) repurchase agreements; and (vi) U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market mutual funds, including those managed by BGFA. See "Investments in Underlying Funds" above.

U.S. GOVERNMENT OBLIGATIONS. The Master Portfolios may invest in various types of U.S. government obligations. A U.S. government obligation is a type of bond. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), or Federal Home Loan Bank ("FHLB") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Investments and Risks of the Underlying Funds

Set forth below is more detailed information regarding types of instruments in which the Underlying Funds may invest, strategies BGFA may employ in pursuit of an Underlying Fund's investment objective, and related risks.


ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. Certain of the Underlying Funds may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. BGIF Institutional Money Market Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. Changes in liquidity may result in significant, rapid and upredictable changes in the prices for credit-linked securities. Also see "Mortgage Pass-Through Securities" and "Mortgage Securities."


BONDS. A bond is an interest-bearing security issued by a company or a governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. See "Floating-Rate and Variable-Rate Obligations" below. An Underlying Fund may treat a bond as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).


BORROWING. Each Underlying Fund may borrow in the same manner as the Master Portfolios, as described above.


COLLATERALIZED DEBT OBLIGATIONS. A Master Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

CDO cash flows are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the subordinate "equity" tranche which bears the bulk of defaults from the bonds, loans or other underlying collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CDO typically has higher ratings and lower yields than its underlying collateral, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults in the event of collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDOs as a class. Additionally, tranches that are senior to the equity tranche are often subordinate to other, more senior tranches, which may have a variety of preferences, including the authority to compel early redemption of subordinate tranches.

In addition to the risks generally associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments;
(iv) the quality of the collateral may decline in value or default; (v) a Master Portfolio may invest in CDOs that are subordinate to other classes; (vi) the market for a CDO, or the fixed income markets more generally, may become illiquid; and (vii) the complex structure of the CDO may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.

These risks have recently led to actual defaults and market losses on certain CDOs.


CONVERTIBLE SECURITIES. Certain of the Underlying Funds may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

CORPORATE BONDS. Certain of the Underlying Funds may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

CREDIT-LINKED SECURITIES. Certain of the Underlying Funds may invest in credit-linked securities. Credit-linked securities are securities that are collateralized usually by one or more credit default swaps on corporate credits and, in some instances, by government securities or similar low-risk assets. As an investor in credit-linked securities, an Underlying Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and, subject to certain conditions, a return of principal at the maturity date.

Credit-linked securities are typically privately negotiated transactions between two or more parties. The issuer of the credit-linked security will usually be a financial institution or a special purpose vehicle established by a financial institution. An Underlying Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. An Underlying Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.


Credit-linked securities are also subject to the credit risk of the corporate issuers underlying the credit default swaps. If one or more of the credit events agreed upon in the credit default swap occurs with respect to one or more of the underlying corporate issuers and the credit default swap is physically settled, an Underlying Fund may receive physical delivery of the security or loan that is subject to the relevant credit event, and the Underlying Fund's principal investment would be reduced by the corresponding face value of the security or loan that is the subject of the credit event. In instances where the underlying credit default swap is cash-settled on the occurrence of a credit event, an Underlying Fund's principal investment would be reduced, typically by the face value of the security or loan in respect of which the applicable credit event has occurred, and the Underlying Fund would not receive physical delivery of the loan or security that was the subject of the relevant credit event.


The market for credit-linked securities may be, or suddenly can become, illiquid. Indeed, often credit-linked securities are subject to significant restrictions on transfer, thereby enhancing the illiquidity of such securities. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available. The value of a credit-linked security will typically increase or decrease with any change in value of the underlying collateral, if any, held by the issuer of the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to an Underlying Fund are based on amounts received in respect of, or the value or performance of, any reference obligation specified in the terms of the relevant credit default swap, fluctuations in the value of such reference obligation or the performance of the related reference entity may affect the value of the credit-linked security.

An investment in credit-linked securities involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to an Underlying Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of the securities, such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

CURRENCY TRANSACTIONS. Those Underlying Funds that may engage in currency transactions do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Underlying Funds' assets that are denominated in a foreign currency. The Underlying Funds may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with their distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of an Underlying Fund's return with the performance of its underlying index and may lower the Underlying Fund's return. An Underlying Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, an Underlying Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

DIVERSIFICATION AND CONCENTRATION. Certain of the Underlying Funds are "diversified funds." A diversified fund is one that, with respect to 75% of its total assets (excluding cash and cash items, U.S. government securities, and securities of other investment companies), does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer. The remaining 25% of a diversified fund's assets may be invested in any manner.

Other Underlying Funds are classified as "non-diversified" for purposes of the 1940 Act. A "non-diversified" classification means that an Underlying Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Fund's underlying index and, consequently, the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by more diversified investment companies.

In addition, an Underlying Fund may concentrate its investments in a particular industry or group of industries. The securities of issuers in particular industries may dominate an Underlying Fund's underlying index and consequently the Underlying Fund's investment portfolio. This may adversely affect the Underlying Fund's performance or subject the Underlying Fund's shares to greater price volatility than that experienced by less concentrated investment companies.

Each Underlying Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Underlying Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of an Underlying Fund and make it less likely that the Underlying Fund will meet its investment objective.


EQUITY SECURITIES. Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. The Underlying Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating-rate and variable-rate instruments that the Underlying Funds may purchase include certificates of participation in such instruments. The interest rate adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating-rate and variable-rate instruments are subject to interest rate risk and credit risk.

The Underlying Funds may purchase floating-rate and variable-rate obligations. The Underlying Funds may purchase floating-rate and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, as defined in Rule 2a-7 of the 1940 Act. Variable-rate demand notes are demand obligations that permit an Underlying Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between an Underlying Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, an Underlying Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and an Underlying Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which an Underlying Fund may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in an Underlying Fund's portfolio.


FOREIGN SECURITIES AND EMERGING MARKETS SECURITIES. Certain of the Underlying Funds may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or potentially confiscatory taxation or war, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, generally less liquid and less efficient securities markets, generally greater price volatility, less publicly available information about issuers, the imposition of withholding or other taxes, higher transaction and custody costs, delays and risks attendant in settlement procedures, difficulties in enforcing contractual obligations, lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets, more substantial government interference with the economy and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Certain foreign markets have specific geographical risks such as a heightened likelihood of earthquakes, tsunamis, or volcanoes. Certain foreign markets also experience acts of terrorism, territorial disputes or other defense concerns. These situations may have a significant impact on the economies of, and investments in, these geographic areas.

OBLIGATIONS OF FOREIGN GOVERNMENTS, SUPRANATIONAL ENTITIES AND BANKS. Certain of the Underlying Funds may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Underlying Funds may invest. Certain foreign governments, specifically foreign governments in emerging markets, historically have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts. Certain of the Underlying Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of an Underlying Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Certain of the Underlying Funds may invest a portion of their total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Certain of the Underlying Funds may purchase publicly-traded common stocks of foreign corporations. To the extent an Underlying Fund invests in securities of foreign issuers, the Underlying Fund's investment in such securities may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, that evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. An Underlying Fund may invest in Depositary Receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depositary Receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

EMERGING MARKETS. Some foreign markets in which the Underlying Funds invest are considered to be emerging markets. Investment in these emerging markets subjects an Underlying Fund to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in developed markets.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS.
 Certain of the Underlying Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although an Underlying Fund will generally purchase securities with the intention of acquiring them, the Underlying Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

FUNDING AGREEMENTS. Certain of the Underlying Funds may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.

Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed-, variable- or floating-interest rate that is based on an index and guaranteed for a fixed time period. An Underlying Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by a nationally recognized statistical ratings organization ("NRSRO").

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by an Underlying Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Underlying Fund's Board of Trustees.

FUTURES CONTRACTS, OPTIONS TRANSACTIONS, AND SWAP TRANSACTIONS. FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Underlying Funds may enter into futures contracts and may purchase and write (I.E., sell) options. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. The seller of a futures contract may never actually deliver the commodity or financial instrument. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date, with the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Futures contracts are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (I.E., exposure to adverse price changes). In addition, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by an Underlying Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. Although each Underlying Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.

An option transaction generally involves a right, which may or may not be exercised, to buy or sell a security, commodity or financial instrument at a particular price on a specified future date. Options may be exchange-traded or traded over-the-counter ("OTC options"). Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. There is no assurance that a liquid secondary market will exist for any particular options at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price.

Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon the exercise of an option on a futures contract, which is exchange-traded, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of an Underlying Fund. The potential for loss related to writing options is unlimited.

Exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require an Underlying Fund to continue to hold a position until delivery or expiration regardless of the change in its value. As a result, an Underlying Fund's access to other assets held to cover its options or futures positions could also be impaired. In addition, if it is not possible to, or if an Underlying Fund determines not to, close a position in anticipation of adverse price movements, the Underlying Fund will be required to make daily cash payments on variation margin. The Underlying Funds maintain liquid assets in connection with futures contracts.

By purchasing a put option, an Underlying Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, an Underlying Fund pays the current market price for the option (the "option premium"). Options have various types of underlying instruments, including specific securities, indexes of securities prices, and futures contracts. As a purchaser, an Underlying Fund may terminate its position in a put option by allowing it to expire or by exercising the option. If an Underlying Fund allows the option to expire, the Underlying Fund will lose the entire premium. If an Underlying Fund exercises the option, the Underlying Fund completes the sale of the underlying instrument at the strike price. An Underlying Fund may also terminate a put option by closing it out in the secondary market at its current price, if a liquid secondary market exists.

As the buyer of a typical put option, an Underlying Fund can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, an Underlying Fund, as the put buyer, can expect to suffer a loss (limited to the amount of the premium, plus related transactions costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

As the writer of a put or call option, an Underlying Fund takes the opposite side of the transaction from the option's purchaser. In return for receipt of the option premium, an Underlying Fund (as the writer) assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. An Underlying Fund (as the writer) may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, an Underlying Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, an Underlying Fund will be required to make margin payments to a futures commission merchant.

If securities prices rise, an Underlying Fund, as a put writer, would generally expect to profit, although its gain would be limited to the amount of the option premium it received. If security prices remained the same over time, it is likely that an Underlying Fund would also profit, because it should be able to close out the option at a lower price. If security prices fall, an Underlying Fund would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instruments directly, however, because the option premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates an Underlying Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, an Underlying Fund, as a call writer, mitigates the effects of a price decline. At the same time, because an Underlying Fund must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Underlying Fund would give up some ability to participate in security price increases.

Each Underlying Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (the "Commodity Exchange Act") (except that in the case of the BGIF Institutional Money Market Fund, the filing was made by the BGIF Institutional Money Market Fund's related Master Portfolio) and, therefore, the Underlying Funds are not subject to registration or regulation as commodity pool operators, under the Commodity Exchange Act.

Each Underlying Fund may take advantage of opportunities in the area of options and futures contracts and other derivative investments which are not presently contemplated for use by the Underlying Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Underlying Fund's investment objective and legally permissible for the Underlying Fund.

An Underlying Fund may invest in index futures and options on index futures as a substitute for a comparable market position in the underlying securities. Each Underlying Fund intends to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity.

An Underlying Fund may also invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. An Underlying Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in an Underlying Fund's portfolio securities which are the subject of the transaction.


SWAP TRANSACTIONS. An Underlying Fund may enter into swaps, including, but not limited to, interest-rate, index and credit default swaps as well as structured credit instruments, including but not limited to ABX (an index of asset-backed securities), CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes, which are comprised default swaps. Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If an Underlying Fund enters into a swap transaction, cash or securities may be posted by or to the Underlying Fund as collateral in accordance with the terms of the swap agreement. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. Upon early termination of a swap agreement due to an event of default or termination event with respect to an Underlying Fund or other party, the risk of loss to the Underlying Fund would generally be limited to the net amount of payments that the Underlying Fund is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction(s), it is determined that the Underlying Fund would be obligated to make a net payment with respect to the swap transaction(s). In the event the other party to the swap transaction(s) were to owe a net amount to an Underlying Fund upon an early termination of the swap agreement as described above, the Underlying Fund could be exposed to the risk of loss in the event that any collateral held by the Underlying Fund would be insufficient. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with conventional securities transactions. Certain types of swaps are described in greater detail below. The Underlying Funds maintain liquid assets in connection with transactions in swaps, including each type of swap described in greater detail below.

Interest-rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by an Underlying Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

A credit default swap is a contract between two parties that transfers the credit risk of an entity (the "reference entity") for a defined period whereby if there is a Credit Event then the seller of protection pays a predetermined amount to the buyer of protection. A "Credit Event" is commonly defined as the reference entity's (a) failing to pay principal or interest on time, (b) restructuring its debt, (c) accelerating its debt, or (d) entering bankruptcy. The buyer of credit protection pays a premium to the seller of credit protection until the earlier of a Credit Event or the scheduled termination date of the credit default swap. Credit default swaps can be used to implement BGFA's view that a particular credit, or group of credits, will experience credit improvement. In the case of expected credit improvement, an Underlying Fund may sell credit default protection in which it receives a premium to take on the risk. In such an instance, the obligation of an Underlying Fund to make payments upon the occurrence of a Credit Event creates leveraged exposure to the credit risk of the reference entity. An Underlying Fund may also buy credit default protection with respect to a reference entity if, in the judgment of BGFA, there is a high likelihood of credit deterioration. In such instance, an Underlying Fund will pay a premium regardless of whether there is a Credit Event. The credit default swap market in high-yield securities is comparatively new and rapidly evolving compared to the credit default swap market for more seasoned and liquid investment-grade securities, creating the risk that the newer markets will be less liquid and that it may be difficult to exit or enter into a particular transaction. In the event of counterparty default, an Underlying Fund would have rights solely against the counterparty and would have no recourse against the reference entity as a result of the counterparty default.

In a cash-settled credit default swap where an Underlying Fund is buying protection, the Underlying Fund makes a stream of fixed payments to the counterparty in exchange for the right to receive compensation for the loss in market value of the designated obligation that is being hedged in the event the reference entity experiences a Credit Event. In a cash-settled credit default swap where an Underlying Fund is selling protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the transaction.

Alternatively, if the transaction were to be physically settled, the counterparty, as seller of protection, would agree that if a specified Credit Event occurs, it would take delivery of an obligation specified by an Underlying Fund and pay to the Underlying Fund an amount equal to the notional amount of the transaction. In exchange for this risk protection, an Underlying Fund would pay the counterparty a fixed premium over the specified life of the credit default swap. In instances where an Underlying Fund sells protection, the Underlying Fund would be compensated for assuming the transfer of credit risk from the counterparty by receiving a fixed premium over the life of the credit default swap. An Underlying Fund would be required to compensate the counterparty for the loss in market value of the designated obligation if the reference entity suffered a Credit Event and the credit default swap were to be cash-settled. In the event that the transaction were to be physically settled on the occurrence of a specified Credit Event with respect to the reference entity, an Underlying Fund would be required to take physical delivery of an obligation specified at the time of the occurrence of the relevant Credit Event and would pay to the counterparty an amount equal to the notional amount of the transaction.

In an attempt to increase the liquidity of credit default swaps, numerous credit default swaps may also be aggregated into structured credit instruments based on indexes such as the ABX (an index of asset-backed securities), CMBX (an index of commercial mortgage-backed securities), and CDX (an index of credit default securities) indexes. In addition to the risks generally associated with credit default swaps, these structured credit instruments carry additional risks including, but not limited to: (i) concentrated portfolios with heightened exposure to movements in a particular segment of the market; (ii) significant leverage that could magnify the affect of adverse events; (iii) distributions from the collateral may not be adequate to make interest or other payments; (iv) the quality of the collateral may decline in value or default; (v) structured credit instruments may be organized into tranches, with subordinate tranches facing increased exposure to adverse events; (vi) the market for structured credit instruments may become illiquid; and (vii) structured credit instruments are a relatively new product and may not be fully understood at the time of investment and may give rise to disputes with the issuer or unexpected investment results.


An Underlying Fund may also write (sell) and purchase put and call options on swaps. An option on a swap (commonly referred to as a "swaption") is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap transaction at some designated future time on specified terms as described in the swaption. Depending on the terms of the particular swaption, an Underlying Fund may incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When an Underlying Fund purchases a swaption, it risks losing only the amount of the premium it has paid if it decides to let the swaption expire unexercised. When an Underlying Fund writes a swaption, upon exercise of the swaption, the Underlying Fund becomes obligated according to the terms of the underlying agreement.


HIGH-YIELD SECURITIES. Certain of the Underlying Funds may invest in high-yield securities. These securities are generally not exchange traded and, as a result, trade in a smaller secondary market than exchange-traded bonds. In addition, certain of the Underlying Funds may invest in bonds of issuers that do not have publicly-traded equity securities, making it more difficult to hedge the risks associated with such investments. Investing in high-yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; (iii) interest rate fluctuations; and (iv) greater price variability and credit risks of certain high-yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the value of an Underlying Fund's portfolio.

Furthermore, the value of high-yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high-yield securities held by an Underlying Fund.

ILLIQUID SECURITIES. Certain of the Underlying Funds may invest up to 15% (except that BGIF Institutional Money Market Fund may invest only up to 10%) of the value of their respective net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with their respective investment objectives. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which an Underlying Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.


INFLATION-PROTECTED OBLIGATIONS. Certain of the Underlying Funds invest almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation (a sustained increase in prices that erodes the purchasing power of money). The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

ISHARES FUNDS. The iShares Funds (the "Underlying iShares Funds") and the other Underlying Funds in which the Master Portfolios (other than the LifePath 2050 Master Portfolio, which has not yet commenced operations) were invested as of

March 31, 2008 are listed below under "Investment Adviser and Other Service Providers." Each iShares Fund is a type of investment company referred to as an exchange-traded fund ("ETF"). Each iShares Fund is designed to track a particular index and is advised by BGFA. Shares of the Underlying iShares Funds are listed for trading on the national securities exchanges and trade throughout the day on those exchanges and other secondary markets. There can be no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of the Underlying iShares Funds will continue to be met. A national securities exchange may, but is not required to, remove the shares of the Underlying iShares Funds from listing if
(1) following the initial 12-month period beginning upon the commencement of trading of an Underlying iShares Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (2) the value of the Underlying iShares Fund's underlying index is no longer calculated or available, or (3) any other event shall occur or condition exist that, in the opinion of the national securities exchange, makes further dealings on the national securities exchange inadvisable. A national securities exchange will remove the shares of an Underlying iShares Fund from listing and trading upon termination of the Underlying iShares Fund. As in the case of other publicly-traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels. An investment in an ETF generally presents the same primary risks as an investment in an open-end investment company that is not exchange-traded and that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Underlying Fund could lose money investing in an ETF if the prices of the securities held by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to an open-end investment company that is not exchange-traded: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTMENT COMPANIES. The Underlying Funds may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, an Underlying Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Underlying Fund's total assets with respect to any one investment company and
(iii) 10% of the Underlying Fund's total assets invested in investment companies in the aggregate. To the extent allowed by law or regulation, each Underlying Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which an Underlying Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Underlying Fund.

An Underlying Fund may purchase shares of ETFs. An Underlying Fund may purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Underlying Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An Underlying Fund may also purchase ETF shares for other purposes, including improving its ability to track its underlying index. An Underlying Fund may invest in shares of ETFs that are advised by BGFA.

The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares Funds that seek to track the performance of equity securities in constituent countries of the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets that is invested in shares of other iShares Funds.

An investment in an iShares Fund that invests in foreign countries involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual iShares Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. See "Foreign Securities and Emerging Markets" above.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) that certain of the Underlying Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA, are of comparable quality to issuers of other permitted investments of an Underlying Fund may be used for letter of credit-backed investments.

LOAN PARTICIPATIONS AND ASSIGNMENTS. An Underlying Fund may purchase interests in loan participations that typically represent direct participation in loans to corporate borrowers, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, an Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent an Underlying Fund derives its rights from the intermediary bank that sold the loan participation. Interests in loan participations in which an Underlying Fund may invest may not be rated by any NRSRO. An Underlying Fund will invest in loan participations that are not so rated only if BGFA determines that at the time of the investment the interests in loan participations are of comparable quality to the other instruments in which the Underlying Fund may invest.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for an Underlying Fund to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, an Underlying Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the borrower.

An Underlying Fund may also assume the credit risk associated with an interposed bank or other financial intermediary. In the case of a loan that is administered by an agent bank acting as agent for all holders, the agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, an Underlying Fund has direct recourse against the corporate borrower, the Underlying Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Underlying Fund were determined to be subject to the claims of the agent bank's general creditors, the Underlying Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (E.G., an insurance company or governmental agency) similar risks may arise.

Moreover, under the terms of the loan participation, an Underlying Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Underlying Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund's net asset value and yield could be adversely affected. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral could be liquidated.

An Underlying Fund may invest in loan participations of below investment-grade quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may be subject to restrictions on resale. In addition, the secondary market, if any, for loans and other types of direct indebtedness may be limited; thus, loans and other types of direct indebtedness purchased by an Underlying Fund may be treated as illiquid.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to an Underlying Fund. For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, an Underlying Fund relies on BGFA's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Fund.

LOANS OF PORTFOLIO SECURITIES. Each Underlying Fund may lend portfolio securities in the same manner as the Master Portfolios, as described above.

MORTGAGE PASS-THROUGH SECURITIES. Certain of the Underlying Funds may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by the GNMA, or by one of several U.S. government-sponsored enterprises, such as the FNMA, FHLMC, or FHLBs. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.


A significant portion of the Lehman Brothers U.S. Aggregate Index (the "Lehman Aggregate Index") (38.94%, as of March 31, 2008) represents the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of the iShares Lehman Aggregate Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities. The portion of the Lehman Aggregate Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of mortgage pass-through securities.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.


An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, an Underlying Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to the settlement date. An Underlying Fund may use TBA transactions in several ways. For example, an Underlying Fund may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," an Underlying Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, an Underlying Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, an Underlying Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause an Underlying Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders. The Underlying Funds maintain liquid assets in connection with TBA transactions.

The iShares Lehman Aggregate Bond Fund intends to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with BGFA.

MORTGAGE SECURITIES. Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer that is backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a pre-determined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.


The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates or liquidity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information required to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities. Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Non-government mortgage securities may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing the investor to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

MUNICIPAL SECURITIES. Certain of the Underlying Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Underlying Funds may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal or state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

In addition, certain of the Underlying Funds may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable-rate security and the other, a residual interest bond. The interest rate for the variable-rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

The BGIF Institutional Money Market Fund may invest in high-quality long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

PARTICIPATION INTERESTS. An Underlying Fund may invest in participation interests in any type of security in which the Underlying Fund may invest. A participation interest gives an Underlying Fund an undivided interest in the underlying securities in the proportion that the Underlying Fund's participation interest bears to the total principal amount of the underlying securities.

RATINGS. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(Reg. TM) Investors Service ("Moody's"), Standard & Poor's(Reg. TM) Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), Fitch Inc. ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a NRSRO by the SEC, or is unrated but considered to be of equivalent quality by BGFA. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.


Subsequent to purchase by the applicable Underlying Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower.

REPURCHASE AGREEMENTS. An Underlying Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. An Underlying Fund will only enter into repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.


RESTRICTED SECURITIES. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to an Underlying Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. Certain of the Underlying Funds may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that an Underlying Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and an Underlying Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Underlying Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying Fund's assets. Under the 1940 Act, reverse repurchase agreements are considered borrowings. The custodian for the Underlying Funds maintains liquid assets having a value equal to or greater than reverse repurchase agreement commitments.

SHORT-TERM INSTRUMENTS. Each Underlying Fund may invest in short-term instruments in the same manner as the Master Portfolios, as described above.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Certain of the Underlying Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. An Underlying Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

An option on a stock index is similar to an option on a stock except that expiration cycles vary either monthly or quarterly and the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised. The Underlying Funds maintain liquid assets in connection with these types of futures contracts.

UNRATED INVESTMENTS. The BGIF Institutional Money Market Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of an investment quality that is comparable to other rated investments that are permitted for purchase by the BGIF Institutional Money Market Fund, if they are purchased in accordance with the BGIF Institutional Money Market Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the BGIF Institutional Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the BGIF Institutional Money Market Fund. Neither event will require an immediate sale of such security by the BGIF Institutional Money Market Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the BGIF Institutional Money Market Fund's shareholders' best interest.

To the extent the ratings given by a NRSRO may change as a result of changes in such organization or its rating systems, the BGIF Institutional Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its registration statement.

U.S. GOVERNMENT OBLIGATIONS. Certain of the Underlying Funds may invest a portion of their assets in U.S. government obligations and may make such investments in the same manner as the Master Portfolios, as described above.

WARRANTS. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

Portfolio Holdings Information

The Boards of Trustees of the Trust and MIP have adopted a policy regarding the disclosure of portfolio holdings information that requires that such information be disclosed in a manner that (a) is consistent with applicable legal requirements and in the best interests of each LifePath Portfolio's and Master Portfolio's respective shareholders or interestholders, as applicable;
(b) does not put the interests of the Investment Adviser, the LifePath Portfolios' distributor, SEI Investments Distribution Co. (the "Distributor" or "SEI"), or any affiliated person of the Trust, the Master Portfolios, the Investment Adviser or the Distributor, above those of the LifePath Portfolios' shareholders and the Master Portfolios' interestholders; (c) does not advantage any current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders over any other current or prospective LifePath Portfolio shareholders or Master Portfolio interestholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements and/or control mechanisms (such as by virtue of duties to the LifePath Portfolios or the Master Portfolios) limiting the use of such information are in effect. None of the LifePath Portfolios, the Master Portfolios, the Investment Adviser or BGI receive any compensation or other consideration in connection with the disclosure of portfolio holdings information pursuant to the arrangements described below.

The policy described herein only relates to the disclosure of portfolio holdings information of the LifePath Portfolios and the Master Portfolios.

SERVICE PROVIDERS. Daily access to information concerning portfolio holdings is permitted, without any lag between the date of the information and the date on which such information is disclosed, (i) to personnel of the Investment Adviser who manage the Master Portfolios' assets ("Portfolio Managers") or who provide administrative, operational, risk management, or other support to the Portfolio Managers ("Support Staff"), and (ii) to other personnel of the Investment Adviser and the LifePath Portfolios' and Master Portfolios' service providers, such as BGI, State Street Bank and Trust Company ("State Street") and SEI, who deal directly with, or assist in, functions related to investment management, administration, custody, and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements. Portfolio Managers and Support Staff may also release and discuss portfolio holdings information with various broker-dealers, including broker-dealers affiliated with the Investment Adviser, in connection with managing the Master Portfolios' assets and settling the Master Portfolios' transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Master Portfolios and the LifePath Portfolios and the terms of their respective current registration statements.

From time to time, portfolio holdings information may also be provided, in the ordinary course of business without any lag between the date of the information and the date on which such information is disclosed (provided that such information is provided no earlier than the close of trading on the same business day as the date of such information), to other persons and entities, including, among others, the Trust's and MIP's Trustees; the auditors of the LifePath Portfolios and the Master Portfolios; counsel to the Trust or MIP, and counsel to the Trustees who are not "interested persons" of the Trust or MIP (as such term is defined in the 1940 Act) (the "Independent Trustees"); pricing service vendors; proxy voting service providers; financial printers; regulatory authorities; stock exchanges and other listing organizations; rating or ranking organizations; or as otherwise required by law or regulation. The following is a list, as of March 31, 2008, of all such persons and entities with which the LifePath Portfolios and the Master Portfolios have ongoing arrangements to provide portfolio holdings information in the ordinary course of business without any lag as described above: Moody's, S&P, Lipper, Inc. and Morningstar, Inc., as the rating organizations for certain of the Master Portfolios; and Interactive Data Corp. and Reuters, as pricing services for the Master Portfolios. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected. Generally, the above persons and entities are subject to duties of confidentiality arising under law or contract that the Boards of Trustees of the Trust and MIP believe provide an adequate safeguard for such information.

THIRD-PARTY FEEDER LIFEPATH PORTFOLIOS. Each Master Portfolio provides portfolio holdings information to the sponsors, administrators or other service providers for feeder LifePath Portfolios sponsored by institutions not affiliated with BGFA that invest in such Master Portfolio (each, a "third-party feeder LifePath Portfolio") as may be necessary to (i) conduct business of the third-party feeder LifePath Portfolios in the ordinary course in a manner consistent with agreements with the third-party feeder LifePath Portfolios and the terms of the Master Portfolio's current registration statement, or (ii) satisfy legal requirements applicable to the third-party feeder LifePath Portfolios. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed. Each third-party feeder LifePath Portfolio is subject to the terms and duties of confidentiality of its own portfolio holdings disclosure policy as adopted by its board of directors or trustees (which policy may be different than the Trust's and MIP's policy described herein), and none of BGFA, BGI or the Board of Trustees of the Trust or MIP exercises control over any third-party feeder LifePath Portfolio's policies. The following is a list, as of March 31, 2008, of third-party feeder LifePath Portfolios and their service providers with which the Master Portfolios have ongoing arrangements to provide portfolio holdings information: State Farm Mutual LifePath Portfolio Trust and State Farm VP Management Corp. Such information is generally provided within five business days following month-end. Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.

BGFA, BGI and the Master Portfolios may also provide portfolio holdings information to the sponsors, administrators or other service providers for a potential third-party feeder LifePath Portfolio to the extent necessary for such entities to evaluate a potential investment in the relevant Master Portfolio, subject to appropriate confidentiality arrangements limiting the use of such information to that purpose.

SECURITIES AND EXCHANGE COMMISSION FILINGS. Each LifePath Portfolio will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on such LifePath Portfolio's fiscal year, within 70 days after the end of the calendar quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

OTHER PUBLIC DISCLOSURE. A LifePath Portfolio or its related Master Portfolio may voluntarily disclose portfolio holdings information in advance of required filings with the SEC to persons and entities that make such information generally available to interested persons, such as institutional investors and their advisers and representatives. These persons and entities may make such information available through a variety of methods, including without limitation via websites, e-mail and other forms of publication. Such portfolio holdings information may be provided without any lag between the date of the information and the date on which such information is disclosed, provided that such information is provided no earlier than the close of trading on the same business day as the date of such information. No conditions or restrictions are placed on the use of such information because the LifePath Portfolios and the Master Portfolios intend that the persons and entities to which such information is provided will make such information generally available to all interested persons. The following is a list, as of March 31, 2008, of all such persons and entities with which the LifePath Portfolios or the Master Portfolios have ongoing arrangements to provide portfolio holdings information and the frequency with which such information is provided: Bloomberg (monthly). Any additions, modifications or deletions to the foregoing list that have occurred since March 31, 2008 are not reflected.


APPROVED RECIPIENTS. The LifePath Portfolios' and the Master Portfolios' Chief Compliance Officer may also authorize disclosure of portfolio holdings information to approved recipients pursuant to the above policy.


The Boards of Trustees of the Trust and MIP review the above policy and the procedures with respect to the disclosure of portfolio holdings information at least annually. There can be no assurance that the Trust's and MIP's policy and procedures with respect to disclosure of portfolio holdings information will prevent the misuse of such information by persons that receive such information.

Management


The Trust's Board of Trustees has responsibility for the overall management and operations of the LifePath Portfolios. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. The Trust, MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Lee T. Kranefuss also serves as a Trustee of MIP and iShares Trust and as a Director of iShares, Inc. Each other Trustee of the Trust also serves as a Trustee for MIP. The Trust's Trustees have designated Leo Soong as the Lead Independent Trustee. The address for each Trustee and officer, unless otherwise noted in the tables below, is Barclays Global Investors, N.A., c/o Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105.


INTERESTED TRUSTEES


                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                           POSITION(S), LENGTH         PRINCIPAL OCCUPATION          OVERSEEN
 NAME AND YEAR OF BIRTH        OF SERVICE             DURING PAST FIVE YEARS        BY TRUSTEE         OTHER DIRECTORSHIPS
------------------------ ---------------------- ---------------------------------- ------------ ---------------------------------
Lee T. Kranefuss*        Trustee (since 2001)   Chief Executive Officer, iShares       182      Trustee of MIP (since 2001);
(1961)                   and Chairman of the    Intermediary Index and Market                   Trustee of iShares Trust
                         Board (since 2007).    Group of BGI (since 2003); Chief                (since 2003);
                                                Executive Officer of the                        Director of iShares, Inc. (since
                                                Intermediary Investor and                       2003).
                                                Exchange Traded Products
                                                Business of BGI (2003-2005);
                                                Director of BGFA (since 2005);
                                                Director, President and Chief
                                                Executive Officer of Barclays
                                                Global Investors International,
                                                Inc.(since 2005); Director and
                                                Chairman of Barclays Global
                                                Investors Services (since 2005);
                                                Chief Executive Officer of the
                                                Individual Investor Business of
                                                BGI (1999-2003).

H. Michael Williams*     Trustee and            Head of Global Index and               26       Trustee (since 2007) of MIP;
(1960)                   President (since       Markets Group of BGI (since                     Trustee (since 2007) of the
                         2007).                 2006); Global Head of Securities                University of California
                                                Lending, BGI (2002-2006).                       Berkeley Foundation.


-------
* Each of Mr. Kranefuss and Mr. Williams is deemed to be an Interested Trustee due to his affiliations with BGFA, the investment adviser of the Master Portfolios and BGI, the parent company of BGFA and the administrator of the Funds and the Master Portfolios. "Interested Trustee" has the same meaning as "interested person" (as defined in the 1940 Act).

INDEPENDENT TRUSTEES


                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                      IN FUND
                                                                                      COMPLEX
                           POSITION(S), LENGTH         PRINCIPAL OCCUPATION          OVERSEEN
 NAME AND YEAR OF BIRTH        OF SERVICE             DURING PAST FIVE YEARS        BY TRUSTEE        OTHER DIRECTORSHIPS
------------------------ ---------------------- ---------------------------------- ------------ ------------------------------
Mary G. F. Bitterman     Trustee (since 2001)   President (since 2004) and             26       Trustee (since 2001) of MIP;
(1944)                   and Chairperson of     Director (since 2002) of the                    Director (since 1984) and
                         the Nominating and     Bernard Osher Foundation;                       Lead Independent Director
                         Governance             Director (2003-2004) of Osher                   (since 2000) of the Bank of
                         Committee (since       Lifelong Learning Institutes;                   Hawaii; Director (since 2002)
                         2006).                 President and Chief Executive                   and Chairman (since 2005) of
                                                Officer (2002-2003) of The James                the Board of PBS (Public
                                                Irvine Foundation.                              Broadcasting Service).

                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                       IN FUND
                                                                                       COMPLEX
                           POSITION(S), LENGTH          PRINCIPAL OCCUPATION          OVERSEEN
 NAME AND YEAR OF BIRTH        OF SERVICE              DURING PAST FIVE YEARS        BY TRUSTEE        OTHER DIRECTORSHIPS
------------------------ ---------------------- ----------------------------------- ------------ -------------------------------
A. John Gambs            Trustee and            Retired.                                26       Trustee (since 2006) of MIP.
(1945)                   Chairperson of the
                         Audit Committee
                         (since 2006).

Hayne E. Leland          Trustee (since         Professor of Finance (since 1974)       26       Trustee (since 2007) of MIP.
(1941)                   2007).                 at University of California,
                                                Berkeley: Haas School of
                                                Business.

Jeffrey M. Lyons         Trustee (since         Retired (since 2006); President         26       Trustee (since 2007) of MIP.
(1955)                   2007).                 (2004-2006) of Active Trader
                                                Business and President (2001-
                                                2004) of the Asset Management
                                                Division of Charles Schwab & Co.

Wendy Paskin-            Trustee (since         Managing Partner (since 1999)           26       Trustee (since 2006) of MIP;
Jordan (1956)            2006).                 of Paskin & Kahr Capital                         Director (since 2001) of the
                                                Management; Registered                           California State Automobile
                                                Representative (since 2005) of                   Association; Director (since
                                                ThinkEquity Partners (broker-                    2001) of Maier Siebel Baber.
                                                dealer); Registered
                                                Representative (1999-2005) of
                                                ePlanning Securities Inc. (broker-
                                                dealer).

Leo Soong                Trustee (since 2000)   President (since 2002) of Trinity       26       Trustee (since 2000) of MIP;
(1946)                   and Lead               Products LLC/IQ Organics LLC                     Vice Chairman (since 2005) of
                         Independent Trustee    (healthy beverage companies);                    the California Pacific Medical
                         (since 2006).          Managing Director (since 1989)                   Center; Director (since 1990)
                                                of CG Roxane LLC (water                          of the California State
                                                company).                                        Automobile Association;
                                                                                                 Director (since 2002) of the
                                                                                                 American Automobile
                                                                                                 Association.


OFFICERS


                              POSITION(S), LENGTH              PRINCIPAL OCCUPATION
 NAME AND YEAR OF BIRTH            OF SERVICE                 DURING PAST FIVE YEARS
------------------------     ---------------------     ------------------------------------
Geoffrey D. Flynn            Treasurer and Chief       Director of Mutual Fund Operations
(1956)                       Financial Officer         of BGI (since 2007); President, Van
                             (since 2007).             Kampen Investors Services (2003-
                                                       2007); Managing Director, Morgan
                                                       Stanley (2002-2007); President,
                                                       Morgan Stanley Trust, FSB (2002-
                                                       2007).

                              POSITION(S), LENGTH               PRINCIPAL OCCUPATION
 NAME AND YEAR OF BIRTH            OF SERVICE                  DURING PAST FIVE YEARS
------------------------     ---------------------     --------------------------------------
Eilleen M. Clavere           Secretary                 Head of Legal Administration of
(1952)                       (since 2007).             Intermediary Investors Business of
                                                       BGI (since 2006); Legal Counsel and
                                                       Vice President of Atlas Funds, Atlas
                                                       Advisers, Inc. and Atlas Securities,
                                                       Inc. (2005-2006); Counsel of
                                                       Kirkpatrick & Lockhart LLP (2001-
                                                       2005).

Stephen Monroe               Executive Vice            Global Head (since 2006) of Cash
(1960)                       President                 Management of BGI; Managing
                             (since 2007).             Director (1997-2006), National Sales
                                                       Manager (1999-2006) and Global
                                                       Sales Manager (2003-2005) JP Morgan
                                                       Securities, Inc.

Ira P. Shapiro (1963)        Vice President and        Associate General Counsel, BGI
                             Chief Legal Officer       (since 2004); First Vice President of
                             (since 2007).             Merrill Lynch Investment Managers
                                                       ( 1993-2004).

David Lonergan               Vice President            Head of U.S. Cash Management
(1970)                       (since 2007).             (since 2002) of BGI; U.S. Liquidity
                                                       Manager (2000-2002) of BGI.

Alan Mason (1960)            Vice President            Head (since 2006) of Allocations and
                             (since 2007).             Solutions of BGI; Investment
                                                       Strategist (2000-2006) of BGI.



COMMITTEES. There are two standing committees of the Board of Trustees - the Nominating and Governance Committee and the Audit Committee. Members of the Nominating and Governance Committee and the Audit Committee include each Independent Trustee. The Nominating and Governance Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the shareholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for BGIF. The Nominating and Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating and Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating and Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (a) the shareholder's name and address; (b) the number of shares owned by the shareholder; (c) the LifePath Portfolio(s) of which the shareholder owns shares; and (d) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to BGIF Board of Trustees - Nominating and Governance Committee, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Mary G. F. Bitterman serves as Chairperson of the Nominating and Governance Committee. During the fiscal year ended December 31, 2007, the Nominating and Governance Committee held four meetings.


The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the LifePath Portfolios' accounting and financial reporting practices, reviewing the results of the annual audits of the LifePath Portfolios' financial statements and interacting with the LifePath Portfolios' independent auditors on behalf of the full Board. A. John Gambs serves as Chairperson of the Audit Committee. During the fiscal year ended December 31, 2007, the Audit Committee held four meetings.


BENEFICIAL EQUITY OWNERSHIP INFORMATION. The table below shows for each Trustee the amount of interests in each LifePath Portfolio beneficially owned by the Trustee and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and
D = over $100,000.

DOLLAR RANGE OF EQUITY SECURITIES IN THE LIFEPATH PORTFOLIOS AND THE FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2007(1)
-------------------------------------



                                                                                                AGGREGATE DOLLAR RANGE
                                                                                                    OF SECURITIES
                          LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH         IN THE FAMILY
                         RETIREMENT        2010          2020          2030          2040           OF INVESTMENT
  INTERESTED TRUSTEE      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO           COMPANIES
---------------------   ------------   -----------   -----------   -----------   -----------   -----------------------
Lee T. Kranefuss        0              0             0             0             0             D
H. Michael Williams     0              0             0             0             0             D



                                                                                                 AGGREGATE DOLLAR RANGE
                                                                                                     OF SECURITIES
                           LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH         IN THE FAMILY
                          RETIREMENT        2010          2020          2030          2040           OF INVESTMENT
 INDEPENDENT TRUSTEES      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO           COMPANIES
----------------------   ------------   -----------   -----------   -----------   -----------   -----------------------
Mary G. F. Bitterman     0              0             0             0             0             0
A. John Gambs            0              0             0             0             0             0
Hayne E. Leland          0              0             0             0             0             0
Jeffrey M. Lyons         0              0             0             0             0             0
Wendy Paskin-Jordan      0              0             0             0             0             0
Leo Soong                0              0             0             0             0             0


-------

(1) As of December 31, 2007, LifePath 2050 Portfolio had not yet commenced operations.


OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. The Independent Trustees and their immediate family members, as of December 31, 2007, did not own any securities of BGFA, the Distributor, or any entity controlling, controlled by, or under common control with BGFA or the Distributor as of such a date, unless noted above.


COMPENSATION OF TRUSTEES. As of January 1, 2008, the Trust pays each Independent Trustee the Trust's allocable share of the following Independent Trustee fees and expenses: (i) an annual base fee of $50,000; (ii) a per meeting fee of $5,500 for meetings of the Board attended by the Trustee; and
(iii) a committee meeting fee of $2,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee is paid the Trust's allocable share of an annual fee of $8,500 and the Chairperson of the Nominating and Governance Committee is paid the Trust's allocable share of an annual fee of $3,000. The Lead Independent Trustee is paid the Trust's allocable share of an additional annual base fee of $15,000. These Independent Trustee fees and expenses are allocated between the Trust and MIP, based on their respective assets under management.

During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee its allocable share of the following fees and expenses: (i) an annual base fee of $35,000; (ii) a per meeting fee of $5,000 for meetings of the Board attended by the Trustee; and (iii) a committee meeting fee of $1,000 for each committee meeting attended by the Trustee. The Chairperson of the Audit Committee was paid the Trust's allocable share of an annual fee of $5,000 and the Chairperson of the Nominating and Governance Committee was paid the Trust's allocable share of an annual fee of $2,500. The Lead Independent Trustee was paid the Trust's allocable share of an additional annual base fee of $10,000. These Independent Trustee fees and expenses were allocated between the Trust and MIP, based on their respective assets under management.


The Trust reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and committee meetings. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the fund complex, as defined in Form N-1A under the 1940 Act.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007
-------------------------------------------

                                 AGGREGATE COMPENSATION       TOTAL COMPENSATION
 NAME OF INTERESTED TRUSTEE          FROM THE TRUST          FROM FUND COMPLEX(1)
---------------------------     -----------------------     ---------------------
Lee T. Kranefuss                           $0                         $0
H. Michael Williams                        $0                         $0


                                   AGGREGATE COMPENSATION        TOTAL COMPENSATION
 NAME OF INDEPENDENT TRUSTEES          FROM THE TRUST           FROM FUND COMPLEX(1)
-----------------------------     ------------------------     ---------------------
Mary G. F. Bitterman              $26,673                             $75,500
A. John Gambs                     $27,567                             $78,000
Hayne E. Leland(2)                $ 4,983                             $15,750
Jeffrey M. Lyons(2)               $ 4,983                             $15,750
Wendy Paskin-Jordan               $25,779                             $73,000
Leo Soong                         $29,356                             $83,000


-------
(1)   Includes compensation for services on the Board of Trustees of MIP.

(2) Hayne E. Leland and Jeffrey M. Lyons were elected to serve as Trustees on November 16, 2007.


MASTER/FEEDER STRUCTURE. Each LifePath Portfolio seeks to achieve its investment objective by investing all of its assets in a Master Portfolio of MIP, which in turn invests in a combination of Underlying Funds. In other words, the LifePath Portfolios are "Feeder Funds" into the Master Portfolios, and the Master Portfolios in turn are "Funds of Funds." The Trust's Board of Trustees believes that neither a LifePath Portfolio nor its shareholders will be adversely affected by investing its assets in a Master Portfolio. However, if another feeder fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could also arise.

A LifePath Portfolio may withdraw its investment in a Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such LifePath Portfolio and its shareholders. Prior to any such withdrawal, the Board of Trustees would consider alternative investments, including investing all of the LifePath Portfolio's assets in another investment company with substantially the same investment objective as the LifePath Portfolio or hiring an investment adviser to manage the LifePath Portfolio's assets in accordance with the investment policies described above with respect to the LifePath Portfolio and its Master Portfolios.

Whenever a LifePath Portfolio, as an interestholder of a related Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the LifePath Portfolio will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a LifePath Portfolio receives no voting instructions will be voted in the same proportion as the votes received from the other LifePath Portfolio shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolios.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the LifePath Portfolio may elect to change its investment objective or policies to correspond to those of the Master Portfolio. A LifePath Portfolio also may elect to redeem its interests from its Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, a LifePath Portfolio's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the LifePath Portfolio. The LifePath Portfolios will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the LifePath Portfolio or the Master Portfolio, to the extent possible.


CODES OF ETHICS. The Trust, BGFA and SEI have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the LifePath Portfolios. The Codes of Ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES OF THE MASTER PORTFOLIOS. The following is a discussion of the proxy voting policies of the Master Portfolios in which the LifePath Portfolios invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Master Portfolio. In some cases, BGFA may determine that it is in the best economic interests of a Master Portfolio to refrain from exercising the Master Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by its clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on BGFA's evaluation of this relationship, BGFA believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

..    Each  Master   Portfolio   generally   supports  the  board's  nominees  in
     uncontested elections of directors and generally supports proposals that strengthen the independence of boards of directors;

..    Each Master Portfolio generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

..    Each Master Portfolio generally votes against  anti-takeover  proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Master Portfolio, a Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free); and (ii) on the SEC's website at www.sec.gov.


SHAREHOLDER COMMUNICATION TO THE BOARD OF TRUSTEES. The Board of Trustees has established a process for shareholders to communicate with the Board of Trustees. Shareholders may contact the Board of Trustees by mail. Correspondence should be addressed to Barclays Global Investors Funds Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communication to the Board of Trustees should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the LifePath Portfolio(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board of Trustees.

Control Persons and Principal Holders of Securities


As of March 31, 2008, the shareholders identified below were known by the Trust to own 5% or more of each LifePath Portfolio's outstanding Class I, Class R or Class S Shares in the listed capacity. As of such date, LifePath 2050 Portfolio had not yet commenced operations.



                                                                          PERCENTAGE       NATURE OF
         CLASS I SHARES             NAME AND ADDRESS OF SHAREHOLDER      OF PORTFOLIO      OWNERSHIP
-------------------------------    ---------------------------------    --------------    ----------
LifePath Retirement Portfolio      NEW YORK LIFE TRUST COMPANY                 7%           Record
                                   169 LACKAWANNA AVE
                                   PARSIPPANY, NJ 07054

                                   WACHOVIA BANK                              14%           Record
                                   1525 WEST WT HARRIS BLVD
                                   CHARLOTTE, NC 28288

                                   UNION BANK                                 27%           Record
                                   P.O. BOX 85484
                                   SAN DIEGO, CA 92186

                                   HARTFORD LIFE                              47%           Record
                                   P.O. BOX 2999
                                   HARTFORD, CT 06104

LifePath 2010 Portfolio            UNION BANK                                 22%           Record
                                   P.O. BOX 85484
                                   SAN DIEGO, CA 92186

                                   HARTFORD LIFE                              65%           Record
                                   P.O. BOX 2999
                                   HARTFORD, CT 06104

LifePath 2020 Portfolio            UNION BANK                                 22%           Record
                                   P.O. BOX 85484
                                   SAN DIEGO, CA 92186

                                   HARTFORD LIFE                              69%           Record
                                   P.O. BOX 2999
                                   HARTFORD, CT 06104

LifePath 2030 Portfolio            UNION BANK                                 17%           Record
                                   P.O. BOX 85484
                                   SAN DIEGO, CA 92186

                                   HARTFORD LIFE                              71%           Record
                                   P.O. BOX 2999
                                   HARTFORD, CT 06104

LifePath 2040 Portfolio            COUNSEL TRUST COMPANY                       9%           Record
                                   235 ST CHARLES WAY
                                   SUITE 100
                                   YORK, PA 17402

                                   UNION BANK                                 17%           Record
                                   P.O. BOX 85484
                                   SAN DIEGO, CA 92186

                                                                       PERCENTAGE       NATURE OF
       CLASS I SHARES            NAME AND ADDRESS OF SHAREHOLDER      OF PORTFOLIO      OWNERSHIP
----------------------------    ---------------------------------    --------------    -----------
                                HARTFORD LIFE                               65%           Record
                                P.O. BOX 2999
                                HARTFORD, CT 06104

LifePath 2050 Portfolio(1)      N/A                                       N/A              N/A



                                                                            PERCENTAGE       NATURE OF
         CLASS R SHARES              NAME AND ADDRESS OF SHAREHOLDER       OF PORTFOLIO      OWNERSHIP
-------------------------------    -----------------------------------    --------------    ----------
LifePath Retirement Portfolio      MERILL LYNCH PIERCE FENNER & SMITH            6%           Record
                                   4800 DEER LAKE DR
                                   EAST 3RD FLOOR
                                   JACKSONVILLE, FL 32246

                                   CHARLES SCHWAB & CO INC                      10%           Record
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO, CA 94104

                                   NFS LLC                                      27%           Record
                                   4 MANHATTANVILLE RD
                                   PURCHASE, NY 10577

                                   NEW YORK LIFE TRUST COMPANY                  29%           Record
                                   169 LACKAWANNA AVE
                                   PARSIPPANY, NJ 07054

LifePath 2010 Portfolio            NORTHERN TRUST COMPANY                        7%           Record
                                   P.O. BOX 92956
                                   CHICAGO, IL 60675

                                   CHARLES SCHWAB & CO INC                      18%           Record
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO, CA 94104

                                   NEW YORK LIFE TRUST COMPANY                  18%           Record
                                   169 LACKAWANNA AVE
                                   PARSIPPANY, NJ 07054

                                   NFS LLC                                      25%           Record
                                   4 MANHATTANVILLE RD
                                   PURCHASE, NY 10577

LifePath 2020 Portfolio            NEW YORK LIFE TRUST COMPANY                  17%           Record
                                   169 LACKAWANNA AVE
                                   PARSIPPANY, NJ 07054

                                   CHARLES SCHWAB & CO INC                      18%           Record
                                   101 MONTGOMERY ST
                                   SAN FRANCISCO, CA 94104

                                   NFS LLC                                      33%           Record
                                   4 MANHATTANVILLE RD
                                   PURCHASE, NY 10577

LifePath 2030 Portfolio            FIFTH THIRD BANK                              7%           Record
                                   FBO CINTAS
                                   PO BOX 630074
                                   CINCINNATI, OH 45263

                                                                       PERCENTAGE       NATURE OF
       CLASS R SHARES            NAME AND ADDRESS OF SHAREHOLDER      OF PORTFOLIO      OWNERSHIP
----------------------------    ---------------------------------    --------------    -----------
                                CHARLES SCHWAB & CO INC                     16%           Record
                                101 MONTGOMERY ST
                                SAN FRANCISCO, CA 94104

                                NEW YORK LIFE TRUST COMPANY                 23%           Record
                                169 LACKAWANNA AVE
                                PARSIPPANY, NJ 07054

                                NFS LLC                                     27%           Record
                                4 MANHATTANVILLE RD
                                PURCHASE, NY 10577

LifePath 2040 Portfolio         FIFTH THIRD BANK                             6%           Record
                                FBO CINTAS
                                PO BOX 630074
                                CINCINNATI, OH 45263

                                NFS LLC                                     17%           Record
                                4 MANHATTANVILLE RD
                                PURCHASE, NY 10577

                                NEW YORK LIFE TRUST COMPANY                 19%           Record
                                169 LACKAWANNA AVE
                                PARSIPPANY, NJ 07054

                                CHARLES SCHWAB & CO INC                     29%           Record
                                101 MONTGOMERY ST
                                SAN FRANCISCO, CA 94104
LifePath 2050 Portfolio(1)      N/A                                       N/A              N/A


                                                                          PERCENTAGE       NATURE OF
         CLASS S SHARES             NAME AND ADDRESS OF SHAREHOLDER      OF PORTFOLIO      OWNERSHIP
-------------------------------    ---------------------------------    --------------    ----------
LifePath Retirement Portfolio      N/A                                       N/A              N/A
LifePath 2010 Portfolio            N/A                                       N/A              N/A
LifePath 2020 Portfolio            N/A                                       N/A              N/A
LifePath 2030 Portfolio            N/A                                       N/A              N/A
LifePath 2040 Portfolio            N/A                                       N/A              N/A
LifePath 2050 Portfolio(1)         N/A                                       N/A              N/A

-------
(1) As of the date of this SAI, LifePath 2050 Portfolio had not yet commenced operations.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a LifePath Portfolio, or is identified as the holder of record of more than 25% of a LifePath Portfolio and has voting and/or investment powers, it may be presumed to control such LifePath Portfolio.


As of March 31, 2008, Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

Investment Adviser and Other Service Providers


INVESTMENT ADVISER.   BGFA provides investment advisory services to each Master
Portfolio pursuant to an investment advisory contract (the "Advisory Contract") with MIP. Pursuant to the Advisory Contract, BGFA furnishes to MIP's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio.


BGFA is a wholly-owned subsidiary of BGI. BGI is a national bank, which is, in turn, a majority-owned subsidiary of Barclays Bank PLC.

The applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of Independent Trustees of MIP, by a vote cast in person at a meeting called for the purpose of voting on such approval. The applicable Advisory Contract is terminable without penalty on 60 days' written notice by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).


ADVISORY FEES. BGFA is entitled to receive monthly fees at the annual rate of 0.35% of the average daily net assets of each Master Portfolio. BGFA has contractually agreed, for the period May 1, 2006 through April 30, 2009, to waive investment advisory fees charged to the Master Portfolios in an amount equal to the investment advisory fees charged by BGFA to the Underlying Funds in order to avoid duplication of such fees. In addition, BGI may receive fees as Administrator of certain of the Underlying Funds; however, BGFA has contractually agreed through April 30, 2009, to waive from investment advisory fees charged to the Master Portfolios an amount equal to the administration fees charged by BGI to those Underlying Funds. Any such waiver will reduce the expenses of a Master Portfolio and, accordingly, have a favorable impact on its performance.

For the fiscal years shown below, the related Master Portfolio of each LifePath Portfolio paid, with respect to the LifePath Portfolios, the following advisory fees to BGFA:



                                       FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2005       ENDED 12/31/2006       ENDED 12/31/2007
------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Portfolio            $ 9,788               $ 14,896               $ 18,223
LifePath 2010 Portfolio                  $36,720               $ 75,258               $ 87,164
LifePath 2020 Portfolio                  $73,084               $129,973               $157,437
LifePath 2030 Portfolio                  $50,483               $ 75,672               $ 98,295
LifePath 2040 Portfolio                  $35,599               $ 41,192               $ 57,883
LifePath 2050 Portfolio(1)                 N/A                    N/A                   N/A


-------

(1) As of December 31, 2007, LifePath 2050 Portfolio had not yet commenced operations.


For the fiscal years shown below, BGFA waived the following advisory fees with respect to the LifePath Portfolios:


                                       FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2005       ENDED 12/31/2006       ENDED 12/31/2007
------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Portfolio          $  356,480             $  371,631             $  424,199
LifePath 2010 Portfolio                $1,175,962             $1,335,210             $1,525,917
LifePath 2020 Portfolio                $1,908,574             $2,372,002             $2,872,147
LifePath 2030 Portfolio                $1,122,173             $1,521,986             $2,034,762
LifePath 2040 Portfolio                $  663,532             $1,005,877             $1,466,380
LifePath 2050 Portfolio(1)                 N/A                    N/A                   N/A


-------

(1) As of December 31, 2007, LifePath 2050 Portfolio had not yet commenced operations.


The fees and expenses of the Independent Trustees of MIP, counsel to the Independent Trustees of MIP and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolios (collectively referred to as the "MIP Independent Expenses") are paid directly by the Master Portfolios. For the fiscal year ended December 31, 2006, BGFA voluntarily agreed to cap the expenses of the Master Portfolios at the rate at which the

Master Portfolios paid advisory fees to BGFA and, therefore, BGFA provided an offsetting credit against the advisory fees paid by the Master Portfolios in an amount equal to the MIP Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to each Master Portfolio for such MIP Independent Expenses.


For the fiscal years shown below, BGFA provided an offsetting credit for MIP Independent Expenses, in the amounts shown, against advisory fees paid by the Master Portfolios in which the LifePath Portfolios invest:



                                       FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2005       ENDED 12/31/2006       ENDED 12/31/2007
------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Portfolio             N/A                   $11,242               $12,052
LifePath 2010 Portfolio                   N/A                   $15,261               $16,869
LifePath 2020 Portfolio                   N/A                   $17,941               $21,013
LifePath 2030 Portfolio                   N/A                   $15,462               $17,912
LifePath 2040 Portfolio                   N/A                   $13,998               $15,986
LifePath 2050 Portfolio(1)                N/A                     N/A                   N/A


-------

(1) As of December 31, 2007, LifePath 2050 Portfolio had not yet commenced operations.


UNDERLYING FUNDS. BGFA serves as investment adviser to each of the Underlying Funds, with the exception of the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. Each Master Portfolio, as a shareholder of the Underlying Funds, bears a pro rata share of the Underlying Funds' advisory fees, which are based on aggregate net assets, as listed in the chart below. Please note that the list of Underlying Funds below is as of March 31, 2008 but BGFA may add, eliminate or replace Underlying Funds at any time.

UNDERLYING FUND                            ADVISORY FEE (1)
-------------------------------------     -----------------
  MIP Active Stock Master Portfolio             0.25%
  MIP CoreAlpha Bond Master Portfolio           0.25%
  iShares S&P 500 Index Fund                   0.0945%
  iShares S&P MidCap 400 Index Fund             0.20%
  iShares S&P SmallCap 600 Index Fund           0.20%
  iShares S&P GSSITM Natural                    0.48%
  Resources Index Fund
  iShares S&P National Municipal                0.25%(2)
  Bond Fund
  iShares Russell 2000 Index Fund               0.20%
  iShares Russell Midcap Index Fund             0.20%
  iShares Cohen & Steers Realty                 0.35%
  Majors Index Fund
  iShares MSCI Canada Index Fund                0.52%(3)
  iShares MSCI EAFE Index Fund                  0.34%(4)
  iShares MSCI EAFE Small Cap Index             0.40%
  Fund
  iShares MSCI Emerging Markets                 0.74%(5)
  Index Fund
  iShares FTSE EPRA/NAREIT Global               0.48%
  Real Estate ex-U.S.
  Index Fund
  iShares Lehman 1-3 Year Credit                0.20%
  Bond Fund
  iShares Lehman 1-3 Year Treasury              0.15%
  Bond Fund
  iShares Lehman 3-7 Year Treasury              0.15%
  Bond Fund
  iShares Lehman 7-10 Year Treasury             0.15%
  Bond Fund
  iShares Lehman 10-20 Year Treasury            0.15%
  Bond Fund
  iShares Lehman 20+ Year Treasury              0.15%
  Bond Fund
  iShares Lehman Aggregate Bond Fund            0.20%
  iShares Lehman Credit Bond Fund               0.20%
  iShares Lehman Government/Credit              0.20%
  Bond Fund
  iShares Lehman Intermediate Credit            0.20%
  Bond Fund
  iShares Lehman Intermediate                   0.20%
  Government/Credit Bond
  Fund

UNDERLYING FUND                           ADVISORY FEE (1)
------------------------------------     -----------------
  iShares Lehman MBS Bond Fund                  0.25%
  iShares Lehman Short Treasury Bond            0.15%
  Fund
  iShares Lehman TIPS Bond Fund                 0.20%
  iShares iBoxx $ High Yield                    0.50%
  Corporate Bond Fund
  iShares JPMorgan USD Emerging Bond            0.60%
  Fund
  BGIF Institutional Money Market               0.10%
  Fund

-------

(1) BGFA has contractually agreed through April 30, 2009 to waive investment advisory fees and administration fees, if any, charged to each Master Portfolio in an amount equal to the investment advisory fees charged by BGFA to the Underlying Fund.

(2) BGFA has contractually agreed to waive a portion of its management fees for its investment advisory services to the Fund through June 30, 2008. After giving effect to such contractual waiver, the management fee will be 0.25%.
(3) For its investment advisory services to the iShares MSCI Canada Index Fund, BGFA is paid a management fee based on the iShares MSCI Canada Index Fund's allocable portion of the aggregate of the average daily net assets of the iShares MSCI Canada Index Fund and certain other iShares funds (namely, iShares MSCI Australia Index Fund, iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Index Fund, iShares MSCI Netherlands Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund), as follows: 0.59% per year of the first $7.0 billion of aggregate average daily net assets, plus 0.54% per year of aggregate average daily net assets in excess of $7.0 billion and up to $11.0 billion, plus 0.49% per year of aggregate average daily net assets in excess of $11.0 billion and up to $24.0 billion, plus 0.44% per year of aggregate average daily net assets in excess of $24.0 billion.
(4) Effective August 1, 2006, for its investment advisory services to the iShares MSCI EAFE Index Fund, BGFA is paid management fees equal to 0.35% per year of the iShares MSCI EAFE Index Fund's aggregate net assets less than or equal to $30.0 billion, plus 0.32% per year of the aggregate net assets greater than $30.0 billion and less than or equal to $60.0 billion, plus 0.28% per year of the aggregate net assets in excess of $60.0 billion.
(5) For its investment advisory services to the iShares MSCI Emerging Markets Index Fund, BGFA is paid a management fee based on the iShares MSCI Emerging Markets Index Fund's allocable portion of the aggregate of the average daily net assets of the iShares MSCI Emerging Markets Index Fund and the iShares MSCI BRIC Index Fund, as follows: 0.75% per year of the first $14.0 billion of aggregate average daily net assets, plus of those funds less than or equal to $14.0 billion, plus 0.68% per year of aggregate average daily net assets in excess of $14.0 billion and up to $28.0 billion, plus 0.61% per year of aggregate average daily net assets in excess of $28.0 billion.

ADMINISTRATOR. The Trust has engaged BGI to provide certain administration services to the LifePath Portfolios. BGI provides the LifePath Portfolios with administration services, including provision of management reporting and treasury administration services, financial reporting, legal and tax services, and supervision of the LifePath Portfolios' administrative operations, preparation of proxy statements and shareholder reports. BGI also furnishes office space and certain facilities to conduct the LifePath Portfolios' business and compensates its Trustees, officers and employees who are affiliated with BGI. BGI is entitled to receive an annual administration fee of 0.50% of average daily net assets of the Class I and Class R Shares and 0.15% of average daily net assets of the Class S Shares of each LifePath Portfolio for providing administrative services.


BGI also may engage and supervise Shareholder Servicing Agents, as defined in "Shareholder Servicing Agents" below, on behalf of Class I and Class R Shares of the LifePath Portfolios.

BGI has engaged State Street to provide certain sub-administrative services to the LifePath Portfolios. BGI, not the LifePath Portfolios, is responsible for providing compensation to State Street for such services.

BGI has also agreed to bear all costs of the LifePath Portfolios' operations, other than brokerage expenses, advisory fees, distribution plan expenses, certain fees and expenses related to the Trust's Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses. BGI has contracted with State Street to provide certain sub-administration services for the LifePath Portfolios, and BGI pays State Street for these services.


For the fiscal years shown below, the LifePath Portfolios paid the following administration fees to BGI:


                                       FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2005       ENDED 12/31/2006       ENDED 12/31/2007
------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Portfolio          $  523,176             $  551,168             $  630,077
LifePath 2010 Portfolio                $1,732,045             $2,017,193             $2,304,291
LifePath 2020 Portfolio                $2,830,389             $3,578,249             $4,328,921

                                    FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO               ENDED 12/31/2005       ENDED 12/31/2006       ENDED 12/31/2007
---------------------------     ------------------     ------------------     -----------------
LifePath 2030 Portfolio             $1,675,108             $2,284,904             $3,046,288
LifePath 2040 Portfolio             $  998,578             $1,497,637             $2,177,674
LifePath 2050 Portfolio(1)              N/A                    N/A                   N/A


-------

(1) As of December 31, 2007, LifePath 2050 Portfolio had not yet commenced operations.


The fees and expenses of the Independent Trustees of the Trust, counsel to the Independent Trustees of the Trust and the Independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios (collectively referred to as the "BGIF Independent Expenses") are paid directly by the LifePath Portfolios. For the fiscal year ended December 31, 2007, BGI voluntarily agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the BGIF Independent Expenses. For the period from January 1, 2007 through April 30, 2009, each of BGI and BGFA, as applicable, has contractually undertaken to reimburse or provide an offsetting credit to the LifePath Portfolios for such BGIF Independent Expenses.

For the fiscal years shown below, BGI provided an offsetting credit, in the amounts shown, against administration fees paid with respect to the LifePath
Portfolios:


                                       FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2005       ENDED 12/31/2006       ENDED 12/31/2007
------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Portfolio             N/A                   $16,844               $18,027
LifePath 2010 Portfolio                   N/A                   $18,913               $21,202
LifePath 2020 Portfolio                   N/A                   $21,031               $24,961
LifePath 2030 Portfolio                   N/A                   $19,189               $22,467
LifePath 2040 Portfolio                   N/A                   $18,081               $20,862
LifePath 2050 Portfolio(1)                N/A                     N/A                   N/A


-------

(1) As of December 31, 2007, LifePath 2050 Portfolio had not yet commenced operations.

SHAREHOLDER SERVICING AGENTS. The Board of Trustees has adopted a Shareholder Servicing Plan pursuant to which the LifePath Portfolios have entered into Shareholder Servicing Agreements with BGI and other entities, and BGI may also enter into Shareholder Servicing Agreements with such other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to holders of Class I and Class R Shares. No such agreements are contemplated in respect of Class S Shares. The services provided by BGI or Shareholder Servicing Agents may include serving as an agent of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, providing administrative support and account service such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients.

Pursuant to its Administration Agreement with the Trust, as described in the section entitled "Administrator," BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding maximum fee rates approved by the Trust's Board of Trustees for those shareholder servicing, sub-administration, recordkeeping, sub-transfer agency and processing services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the LifePath Portfolios' other service providers. For providing some or all of these services, each Shareholder Servicing

Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily net assets of the Class I and Class R Shares of each LifePath Portfolio represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA" and f/k/a the National Association of Securities Dealers, Inc. ("NASD")), whichever is less. In addition, BGFA and/or BGI and/or the Distributor may pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with the sale of LifePath Portfolio shares. These amounts, which may be significant, are paid by BGFA and/or BGI and/or the Distributor from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI or, in the case of the Distributor, fees paid by BGI.

For the fiscal years shown below, BGI paid shareholder servicing fees on behalf of the Class I and Class R Shares of the LifePath Portfolios in the following amounts:



                                       FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
LIFEPATH PORTFOLIO                  ENDED 12/31/2005       ENDED 12/31/2006       ENDED 12/31/2007
------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Portfolio          $  310,117             $  267,004             $  502,393
LifePath 2010 Portfolio                $  821,992             $  891,084             $1,768,145
LifePath 2020 Portfolio                $1,479,040             $1,634,602             $3,552,372
LifePath 2030 Portfolio                $  933,948             $1,034,400             $2,484,967
LifePath 2040 Portfolio                $  521,434             $  676,860             $1,836,254
LifePath 2050 Portfolio(1)                 N/A                    N/A                   N/A


-------

(1) As of December 31, 2007, LifePath 2050 Portfolio had not yet commenced operations.

Payments to Shareholder Servicing Agents may create potential conflicts of interest between potential investors and a Shareholder Servicing Agent that determines which investment options it will service and/or make available to those investors.

A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the LifePath Portfolios' Prospectuses and this SAI, that are in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

DISTRIBUTOR. SEI is the distributor for the LifePath Portfolios' shares. SEI is a registered broker-dealer located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing.


SEI, as the principal underwriter of the LifePath Portfolios within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing LifePath Portfolio shares. The Distribution Agreement provides that SEI shall act as agent for the LifePath Portfolios for the sale of LifePath Portfolio shares, and may enter into sales support agreements with selling agents that wish to make available LifePath Portfolio shares to their respective customers ("Selling Agents"). In addition, SEI provides certain compliance related, sales related and other services for the LifePath Portfolios and the Master Portfolios pursuant to a Service Standards Agreement with BGI, and BGI compensates SEI for these services.

CLASS R DISTRIBUTION PLAN. The Trust has adopted on behalf of the Class R Shares of the LifePath Portfolios a Distribution Plan that authorizes, under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"), payment for distribution-related expenses and compensation for distribution-related services, including ongoing compensation to selling agents, in connection with Class R Shares (the "Class R Plan"). Each LifePath Portfolio may participate in joint distribution activities with other BGIF funds. The cost of these activities is generally allocated among the LifePath Portfolios, with the LifePath Portfolios with higher asset levels paying a higher proportion of these costs.

The Class R Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees who had no direct or indirect financial interest in the operation of the Class R Plan or in any agreement related to the Class R Plan. The Class R Plan was adopted because of its anticipated benefits to the LifePath Portfolios. The anticipated benefits include: easier and more effective management as a result of steady inflows of cash from the sale of new shares, a reduction in the expense ratio as a result of achieving economies of scale, lower transaction costs or better prices as a result of the ability to purchase larger blocks of securities, and avoidance of the forced sale of securities to meet redemptions that might adversely affect the performance of the LifePath Portfolios. Under the Class R Plan and pursuant to the related Distribution Agreement with SEI, the LifePath Portfolios may pay the Distributor, as compensation for distribution-related services, monthly fees at the annual rate of up to 0.25% of the average daily net assets of the Class R Shares of the LifePath Portfolios offering such shares.


The actual fee payable to the Distributor is determined, within such limit, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of FINRA, under the NASD Conduct Rules. The Distributor may enter into selling agreements with one or more selling agents (which may include BGI and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of LifePath Portfolio shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


The Trust currently does not have a distribution plan in place for the Class I or Class S Shares. Class I and Class S shareholders do not pay any fees for distribution services. The Class R Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Board of Trustees, including a majority of the Independent Trustees. Any Distribution Agreement related to the Class R Plan also must be approved by such vote of the Board of Trustees, including a majority of the Independent Trustees. The Distribution Agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees on not more than 60 days' written notice. The Class R Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the LifePath Portfolios involved, and no material amendments to the Class R Plan may be made except by a majority of both the Board of Trustees and the Independent Trustees. The Class R Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Class R Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by Independent Trustees.

For the fiscal year ended December 31, 2007, the LifePath Portfolios paid the following fees for distribution-related services under the Class R Plan:


                                                 FISCAL YEAR
LIFEPATH PORTFOLIO                            ENDED 12/31/2007
------------------------------------     --------------------------
      LifePath Retirement Portfolio               $ 51,580
      LifePath 2010 Portfolio                     $184,010
      LifePath 2020 Portfolio                     $390,441
      LifePath 2030 Portfolio                     $282,492
      LifePath 2040 Portfolio                     $229,820
      LifePath 2050 Portfolio(1)                     N/A


-------

(1) As of December 31, 2007, LifePath 2050 Portfolio had not yet commenced operations.

In addition to payments received from the LifePath Portfolios, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of LifePath Portfolio shares.


MIP DISTRIBUTION PLAN. MIP's Board of Trustees has adopted, on behalf of each LifePath Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "MIP Plan"). The MIP Plan was adopted by a majority of MIP's Board of Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP, on October 10, 1995. The MIP Plan provides that if any portion of a LifePath Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each LifePath Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a LifePath Master Portfolio, such payment would be authorized pursuant to the MIP Plan.

CUSTODIAN. State Street is the custodian for each LifePath Portfolio and Master Portfolio and is located at 200 Clarendon Street, Boston, MA 02116. The custodian, among other things, maintains a custody account or accounts in the name of the LifePath Portfolios and Master Portfolios; receives and delivers all assets for the LifePath Portfolios and Master Portfolios upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the LifePath Portfolios and Master Portfolios; and pays all expenses of the LifePath Portfolios. State Street is not entitled to receive compensation for its services as custodian so long as it receives fees from BGI for providing sub-administration services to the LifePath Portfolios.

TRANSFER AND DIVIDEND DISBURSING AGENT. State Street also is the transfer and dividend disbursing agent for the LifePath Portfolios and the Master Portfolios. For its services as transfer and dividend disbursing agent to the LifePath Portfolios and Master Portfolios, State Street is paid fees based on the LifePath Portfolios' and the Master Portfolios' net assets. State Street is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the Transfer Agency Agreement. BGI has agreed to pay these fees and expenses pursuant to its Administration Agreement with the Trust. In addition, the Transfer Agency Agreement contemplates that State Street will be reimbursed for other expenses incurred by it at the request or with the written consent of the LifePath Portfolios, including, without limitation, any equipment or supplies that the Trust specifically orders or requires State Street to order.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm for the Trust.

LEGAL COUNSEL. Wilmer Cutler Pickering Hale and Dorr LLP, located at 60 State Street, Boston, MA 02109, serves as legal counsel to the Trust, MIP and BGFA.

Portfolio Managers


As of December 31, 2007, the individuals named as Portfolio Managers of the Master Portfolios in the Prospectuses were primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:



                                REGISTERED
                                INVESTMENT           OTHER POOLED
                                 COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
DAGMAR NIKLES                  ------------     ---------------------     ---------------
Number of Accounts                 N/A                          53                   2
Net Assets as of 12/31/07          N/A             $17,911,000,000            $100,000



                                REGISTERED
                                INVESTMENT           OTHER POOLED
                                 COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
LESLIE GAMBON                  ------------     ---------------------     ---------------
Number of Accounts                 N/A                          53                   3
Net Assets as of 12/31/07          N/A             $17,911,000,000            $600,000



                                REGISTERED
                                INVESTMENT           OTHER POOLED
                                 COMPANIES       INVESTMENT VEHICLES       OTHER ACCOUNTS
JIM CHAN                       ------------     ---------------------     ---------------
Number of Accounts                 N/A                          53                  2
Net Assets as of 12/31/07          N/A             $17,911,000,000            $25,000


Certain of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to replicate independently maintained indexes. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time the Master Portfolios may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of December 31, 2007.


                                       NUMBER OF OTHER ACCOUNTS WITH
                                          PERFORMANCE-BASED FEES
                                       MANAGED BY PORTFOLIO MANAGER       AGGREGATE OF TOTAL ASSETS
DAGMAR NIKLES                         ------------------------------     --------------------------
Registered Investment Companies                    N/A                              N/A
Other Pooled Investment Vehicles                   N/A                              N/A
Other Accounts                                     N/A                              N/A



                                       NUMBER OF OTHER ACCOUNTS WITH
                                          PERFORMANCE-BASED FEES
                                       MANAGED BY PORTFOLIO MANAGER       AGGREGATE OF TOTAL ASSETS
LESLIE GAMBON                         ------------------------------     --------------------------
Registered Investment Companies                    N/A                              N/A
Other Pooled Investment Vehicles                   N/A                              N/A
Other Accounts                                     N/A                              N/A



                                       NUMBER OF OTHER ACCOUNTS WITH
                                          PERFORMANCE-BASED FEES
                                       MANAGED BY PORTFOLIO MANAGER       AGGREGATE OF TOTAL ASSETS
JIM CHAN                              ------------------------------     --------------------------
Registered Investment Companies                    N/A                              N/A
Other Pooled Investment Vehicles                   N/A                              N/A
Other Accounts                                     N/A                              N/A


As of December 31, 2007, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after granted. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees" (within the meaning of ERISA Section 401(a)) as so specified under the terms of BGI's compensation deferral plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may have been "notionally invested" in funds managed by BGI, which means that the final award amount was increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.


A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of December 31, 2007, the Portfolio Managers beneficially owned interests in each of the LifePath Portfolios that invest in Master Portfolios for which they are primarily responsible for the day-to-day management in amounts reflected in the following table:

LIFEPATH RETIREMENT PORTFOLIO
                                                             $10,001       $50,001      $100,001      $500,001      OVER
                                   NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                                  ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles                     x
Leslie Gambon                     x
Jim Chan                          x

LIFEPATH 2010 PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles               x

LIFEPATH 2010 PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Leslie Gambon               x
Jim Chan                    x

LIFEPATH 2020 PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles               x
Leslie Gambon               x
Jim Chan                    x

LIFEPATH 2030 PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles               x
Leslie Gambon               x
Jim Chan                    x

LIFEPATH 2040 PORTFOLIO
                                                       $10,001       $50,001      $100,001      $500,001      OVER
                             NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                            ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles               x
Leslie Gambon               x
Jim Chan                    x


LIFEPATH 2050 PORTFOLIO(1)
                                                          $10,001       $50,001      $100,001      $500,001      OVER
                                NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
                               ------    ------------    ---------    ----------    ----------    ----------    -----
Dagmar Nikles                  N/A
Leslie Gambon                  N/A
Jim Chan                       N/A


-------

(1) As of December 31, 2007, LifePath 2050 Portfolio had not yet commenced operations.


Determination of Net Asset Value

The net asset value (the "NAV") for each LifePath Portfolio is calculated by deducting all of the LifePath Portfolio's liabilities (including accrued expenses) from the total value of its assets (including the securities held by the LifePath Portfolio plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent, although each LifePath Portfolio reserves the right to calculate its NAV to more than two decimal places.

The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The net asset value of each Master Portfolio is calculated based on the assets of the Master Portfolio, including the Underlying Funds in which the Master Portfolio invests. In calculating a Master Portfolio's net asset value, the Master Portfolio's investments in the Underlying Funds that are ETFs are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. In the case of shares of other Underlying Funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The registration statements for the Underlying Funds include descriptions of the methods for valuing the Underlying Funds' investments, including a description of the circumstances in which the investments of the Underlying Funds that are not money market funds would be valued using fair value pricing and the effects of using fair value pricing, and for determining their net asset value. BGFA may use various pricing services or discontinue the use of any pricing service. In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees.


Purchase, Redemption and Pricing of Shares

TERMS OF PURCHASE AND REDEMPTION. The LifePath Portfolios are generally open Monday through Friday and are closed on weekends and are generally closed on all other days on which the New York Stock Exchange (the "NYSE") is closed for regular trading. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each LifePath Portfolio reserves the right to change the minimum amounts required for initial investment and subsequent investment, if any. On any day the LifePath Portfolios close early, purchase and redemption orders received after a LifePath Portfolio's closing time will be executed on the next business day. In addition, each LifePath Portfolio reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same business day as permitted by the SEC.

IN-KIND PURCHASES. Payment for shares of a LifePath Portfolio may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the LifePath Portfolio and must meet the investment objective, policies and limitations of the LifePath Portfolio as described in the Prospectus and this SAI. In connection with an in-kind securities payment, a LifePath Portfolio may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the LifePath Portfolio or its Master Portfolio or an Underlying Fund in which the Master Portfolio invests; (ii) are accompanied by satisfactory assurance that the LifePath Portfolio will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the LifePath Portfolio; (iv) be in proper form for transfer to the LifePath Portfolio; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the LifePath Portfolio engaged in the in-kind purchase transaction and must be delivered to such LifePath Portfolio by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Each LifePath Portfolio immediately will transfer to its Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

SUSPENSION OF REDEMPTION RIGHTS OR PAYMENT OF REDEMPTION PROCEEDS. The Trust may suspend the right of redemption or postpone redemption payments for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings); (ii) trading on the NYSE is restricted; (iii) an emergency exists as a result of which disposal or valuation of a Master Portfolio's investments is not reasonably practicable; or (iv) for such other periods as the SEC by order may permit. Each LifePath Portfolio reserves the right to suspend investors' rights of redemption and to delay delivery of redemption proceeds, as permitted under Section 22(e) of the 1940 Act, and other applicable laws.

Portfolio Transactions

Since each LifePath Portfolio invests all of its assets in a Master Portfolio, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

GENERAL. BGFA assumes general supervision over placing orders on behalf of each Master Portfolio, including shares of ETFs and other Underlying Funds, for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back-office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. While BGFA generally seeks reasonably competitive spreads on commissions, each Master Portfolio or Underlying Fund will not necessarily be paying the lowest spread on commission available.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Master Portfolios have adopted policies and procedures that prohibit the consideration of sales of a Master Portfolio's interests or LifePath Portfolio shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed income securities for Underlying Funds usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Underlying Funds do not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

A Master Portfolio's or Underlying Fund's purchase and sale orders for securities may be combined with those of other accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of a Master Portfolio or Underlying Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Master Portfolio or Underlying Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as a Master Portfolio or Underlying Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Master Portfolio or Underlying Fund. BGFA may deal, trade and invest for its own account in the types of securities in which a Master Portfolio or Underlying Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of a Master Portfolio or Underlying Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Master Portfolios and Underlying Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

PORTFOLIO TURNOVER. Portfolio turnover may vary from year to year, as well as within a year. High portfolio turnover rates may result in comparatively greater brokerage expenses and larger amounts of short-term capital gains allocable to interestholders of a Master Portfolio and shareholders of the corresponding LifePath Portfolio.

BROKERAGE COMMISSIONS. Each Master Portfolio purchases and sells those portfolio securities that are interests in Underlying Funds that are not iShares Funds by dealing directly with the issuer - the Underlying Funds. Each Master Portfolio purchases and sells those portfolio securities that are Underlying iShares Funds through brokers and will incur brokerage commissions on those transactions.

The table below sets forth the brokerage commissions paid by each Master Portfolio for the fiscal years noted.


                                              FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
MASTER PORTFOLIO                           ENDED 12/31/2005       ENDED 12/31/2006       ENDED 12/31/2007
-------------------------------------     ------------------     ------------------     -----------------
LifePath Retirement Master Portfolio            $ 7,565               $ 17,694               $10,313
LifePath 2010 Master Portfolio                  $24,056               $ 53,152               $35,314
LifePath 2020 Master Portfolio                  $57,841               $110,233               $80,576
LifePath 2030 Master Portfolio                  $51,256               $ 95,985               $73,738
LifePath 2040 Master Portfolio                  $50,662               $ 82,053               $62,630
LifePath 2050 Master Portfolio(1)                 N/A                    N/A                   N/A


-------

(1) As of December 31, 2007, LifePath 2050 Master Portfolio had not yet commenced operations.

BROKERAGE COMMISSIONS PAID TO AFFILIATES. During the past three fiscal years, the Master Portfolios did not pay brokerage commissions to affiliated brokers.

SECURITIES OF REGULAR BROKER-DEALERS. As of December 31, 2007, none of the Master Portfolios in which each LifePath Portfolio invests owned securities of its "regular brokers or dealers" (as defined in the 1940 Act) or their parents.

FREQUENT TRADING IN PORTFOLIO SHARES. Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on funds and their shareholders. Depending on various factors, such as the size of a fund's portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's net asset value ("market timing").

Each LifePath Portfolio may invest only in interests of its respective Master Portfolio, and the Boards of Trustees of the Trust and MIP have each considered the issues of frequent trading and market timing. MIP's Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time as of which the net asset value for the Master Portfolios is calculated (normally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. MIP's Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.


The Trust's Board of Trustees has adopted a policy of not monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investments in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.


BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that are trading through omnibus accounts maintained by intermediaries has been severely limited because BGI has not been receiving transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries will be required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

Distributions and Taxes

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the U.S. federal income tax treatment of distributions by the LifePath Portfolios. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the IRC, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold LifePath Portfolio shares as capital assets within the meaning of the IRC. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding LifePath Portfolio shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding LifePath Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the LifePath Portfolios. Prospective shareholders are urged to consult with their own tax advisers and financial planners as to the particular U.S. federal tax consequences to them of an investment in the LifePath Portfolios, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each LifePath Portfolio and Underlying Fund has elected to be treated, has qualified and intends to continue to qualify each year, as a "regulated investment company" under Subchapter M of the IRC as long as such qualification is in the best interests of the LifePath Portfolio's shareholders. Each LifePath Portfolio will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the IRC applicable to regulated investment companies generally will apply separately to each LifePath Portfolio, even though each LifePath Portfolio is a series of a trust. Furthermore, each LifePath Portfolio separately determines its income, gains, losses and expenses for U.S. federal income tax purposes.


In order to qualify as a regulated investment company under the IRC, each LifePath Portfolio must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly-traded partnership as defined in Section 851(h) of the IRC. Pursuant to regulations that may be promulgated in the future, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company's principal business of investing in stock or securities. Each LifePath Portfolio must also diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the LifePath Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the LifePath Portfolio's total assets is invested in (A) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (B) the securities (other than the securities of other regulated investment companies) of two or more issuers that the LifePath Portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (C) the securities of one or more qualified publicly-traded partnerships. The qualifying income and diversification requirements applicable to a LifePath Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each LifePath Portfolio generally must distribute to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income," as that term is defined in the IRC (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of its net tax-exempt income earned in each taxable year. A LifePath Portfolio generally will not be subject to U.S. federal income tax on the investment company taxable income and "net capital gain" (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. However, if a LifePath Portfolio meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Although dividends generally will be treated as distributed when paid, if a LifePath Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the LifePath Portfolio and its shareholders will be treated as if the LifePath Portfolio paid the distribution by December 31 of the calendar year in which it was declared. Each LifePath Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a LifePath Portfolio will not be subject to U.S. federal income taxation.

If, in any taxable year, a LifePath Portfolio fails to qualify as a regulated investment company under the IRC or fails to meet the distribution requirements described above, the LifePath Portfolio would be taxed in the same manner as an ordinary U.S.

corporation without any deduction for distributions to shareholders, and all distributions from the LifePath Portfolio's earnings and profits (including any distributions of net tax-exempt income and net capital gain) to its shareholders would also be taxable as ordinary income at the shareholder level. To qualify again to be taxed as a regulated investment company in a subsequent year, the LifePath Portfolio may be required to pay an interest charge and penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the LifePath Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the LifePath Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the LifePath Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.


EXCISE TAX. A 4% non-deductible excise tax will be imposed on each LifePath Portfolio to the extent it fails to distribute during each calendar year (i) at least 98% of its ordinary income (excluding capital gains and losses) for the calendar year, (ii) at least 98% of its net capital gain income (generally the excess of capital gains over capital losses as adjusted for ordinary losses) for the 12 month period ending on October 31, and (iii) all of its ordinary income and net capital gain income from previous years that was not distributed or subject to tax during such years. Each LifePath Portfolio intends to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a LifePath Portfolio will not be subject to the excise tax.

CAPITAL LOSS CARRY-FORWARDS. A LifePath Portfolio is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A LifePath Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the LifePath Portfolios do not expect to distribute any such capital gains. The LifePath Portfolios cannot carry back or carry forward any net operating losses. As of December 31, 2007, the LifePath Portfolios had no capital loss carry-forwards.


EQUALIZATION ACCOUNTING. Each LifePath Portfolio may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a LifePath Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a LifePath Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a LifePath Portfolio's total returns, it may reduce the amount that the LifePath Portfolio would otherwise distribute to continuing shareholders by reducing the LifePath Portfolio's required distribution amounts by a portion of the redemption proceeds paid to redeeming shareholders. However, the IRS has not expressly sanctioned the equalization accounting method used by the LifePath Portfolios, and thus the use of this method may be subject to IRS scrutiny.

INVESTMENT THROUGH MASTER PORTFOLIOS. Each LifePath Portfolio seeks to continue to qualify as a regulated investment company by investing its assets in a related Master Portfolio. Each Master Portfolio is treated as a non-publicly-traded partnership (or, in the event that a LifePath Portfolio is the sole investor in the related Master Portfolio, as disregarded from the LifePath Portfolio) for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the IRC. Under the rules applicable to a non-publicly-traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized by (I.E., "passed-through" to) its investors, including the corresponding LifePath Portfolio, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxable on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the IRC and Treasury Regulations. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the related LifePath Portfolio would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding LifePath Portfolio) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

TAXATION OF UNDERLYING FUND INVESTMENTS. In general, if an Underlying Fund realizes gains or losses on the sale of portfolio securities, such gains or losses are capital gains or losses, and if the Underlying Fund has held the disposed securities for more than one year at the time of disposition such gains and losses generally are treated as long-term capital gains or losses.

If an Underlying Fund purchases a debt obligation with original issue discount ("OID"), generally at a price less than its principal amount, such as a zero-coupon bond, the Underlying Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Underlying Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by an Underlying Fund which the Underlying Fund otherwise might have continued to hold.

If an option granted by an Underlying Fund lapses or is terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a call option granted by it, the Underlying Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options used by an Underlying Fund will be deemed "Section 1256 contracts." An Underlying Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at fair market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Certain transactions that qualify as designated "hedging transactions," as defined in Section 1221(b)(2) of the IRC, are excepted from the mark-to-market rule and the "60%/40%" rule.

Foreign exchange gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the IRC, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Underlying Fund's income. Under Treasury Regulations that may be promulgated in the future, any such transactions that are not directly related to an Underlying Fund's principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds an Underlying Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

Offsetting positions held by an Underlying Fund involving certain financial forward, futures or options contracts may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the IRC which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if one or more (but not all) of the futures, forward, or option contracts or other positions comprising a part of such straddles are governed by Section 1256 of the IRC, described above. An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to Underlying Fund shareholders, and which will be taxed to Underlying Fund shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to an Underlying Fund that had not engaged in such transactions.

If an Underlying Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when an Underlying Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in Treasury Regulations that may be promulgated in the future. The character of the gain from constructive sales will depend upon an Underlying Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon an Underlying Fund's holding period in the property and the application of various loss deferral provisions in the IRC. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Underlying Fund's taxable year, the Underlying Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed, and the Underlying Fund's risk of loss with respect to such position is not reduced at any time during such 60-day period.

The amount of long-term capital gain an Underlying Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain an Underlying Fund would have had if the Underlying Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

"Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If an Underlying Fund acquires any equity interest (which generally includes not only stock but may also include an option to acquire stock such as is inherent in a convertible bond under Treasury Regulations that may be promulgated in the future) in a PFIC, the Underlying Fund could be subject to U.S. federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Fund may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, an Underlying Fund may incur the tax and interest charges described above in some instances.

Rules governing the U.S. federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund as a regulated investment company might be jeopardized. The Underlying Funds intend to monitor developments in this area. Certain requirements that must be met under the IRC in order for each Underlying Fund to qualify as a regulated investment company may limit the extent to which an Underlying Fund will be able to engage in swap agreements.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Fund may involve sophisticated tax rules that may result in income or gain recognition by the Underlying Fund without corresponding current cash receipts. Although the Underlying Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Underlying Fund, in which case the Underlying Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements. In addition, payments received by the Underlying Funds in connection with securities lending and repurchase agreements will not qualify for recently enacted reductions in individual U.S. federal income tax on certain dividends and so may be taxable as ordinary income.

TAXATION OF DISTRIBUTIONS. For U.S. federal income tax purposes, a LifePath Portfolio's earnings and profits, described above, are determined at the end of the LifePath Portfolio's taxable year and are allocated pro rata to distributions made throughout the entire year. All distributions paid out of a LifePath Portfolio's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the LifePath Portfolio, generally are deemed to be taxable distributions and must generally be reported on each LifePath Portfolio shareholder's U.S. federal income tax return. Distributions in excess of a LifePath Portfolio's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's LifePath Portfolio shares and any such amount in excess of that basis as capital gain from the sale of shares, as discussed below. A LifePath Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

In general, assuming that each LifePath Portfolio has sufficient earnings and profits, distributions from investment company taxable income either are taxable as ordinary income or, if so designated by a LifePath Portfolio and certain other conditions are met, as "qualified dividend income" taxable at a reduced U.S. federal income tax rate to individual shareholders. Dividend income distributed to individual shareholders will qualify as "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the IRC to the extent such distributions are attributable to income from the LifePath Portfolio's investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the LifePath Portfolio and the shareholders.


A distribution that is attributable to qualified dividend income of a LifePath Portfolio that is paid by the LifePath Portfolio to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (i) the dividend is received with respect to any share of the LifePath Portfolio held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (ii) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (iii) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The "ex-dividend" date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.


Distributions designated by a LifePath Portfolio as a capital gain dividend will be taxed to its shareholders as long-term capital gain (to the extent such distributions do not exceed the LifePath Portfolio's actual net capital gain for the taxable year), regardless of how long a shareholder has held the LifePath Portfolio shares. Each LifePath Portfolio will designate capital gain dividends, if any, in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

SALES OF LIFEPATH PORTFOLIO SHARES. Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in LifePath Portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transaction. In general, if LifePath Portfolio shares are sold, a shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such LifePath Portfolio shares for more than one year at the time of the sale.

Also, if a shareholder realizes a loss on a disposition of LifePath Portfolio shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares. If a shareholder receives a capital gain dividend with respect to any LifePath Portfolio share and such LifePath Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that LifePath Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend.

Under Treasury Regulations, if a shareholder recognizes a loss with respect to shares of a LifePath Portfolio of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.

Shareholders who own portfolio securities directly are in many cases exempt from this requirement but, under current guidance, shareholders of regulated investment companies are not exempt. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES. Amounts realized by a LifePath Portfolio on foreign securities may be subject to withholding and other taxes imposed by such foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a LifePath Portfolio's total assets at the close of its taxable year were to consist of securities of non-U.S. corporations, the LifePath Portfolio would be eligible to file an annual election with the IRS pursuant to which the LifePath Portfolio could pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the LifePath Portfolio, which could be claimed, subject to certain limitations, either as a tax credit or deduction by shareholders. However, none of the LifePath Portfolios expects to qualify for this election.

FEDERAL INCOME TAX RATES. As of the date of this SAI, the maximum stated individual U.S. federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) qualified dividend income is 15%; (iii) capital gain dividends is 15%; and (iv) long-term capital gains generally is 15%. An individual shareholder also should be aware that the benefits of the favorable tax rates applicable to capital gain dividends, long-term capital gains, and qualified dividend income may be impacted by the application of the alternative minimum tax. Under current law, the maximum 35% U.S. federal income tax rate on ordinary income and the maximum 15% U.S. federal income tax rate on capital gain dividends, long-term capital gains and qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

The current maximum stated corporate U.S. federal income tax rate applicable to ordinary income, qualified dividend income, capital gain dividends, and long-term capital gains is generally 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

BACKUP WITHHOLDING. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a LifePath Portfolio shareholder, unless the shareholder generally certifies under penalties of perjury that the shareholder's social security or other "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the LifePath Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional U.S. federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her U.S. federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of back-up withholding is set to increase in future years under "sunset" provisions of a law enacted in 2001.

TAX-DEFERRED PLANS. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the IRC, generally are not subject to U.S. federal income tax on LifePath Portfolio dividends or distributions or on sales of LifePath Portfolio shares unless the acquisition of the LifePath Portfolio shares was debt-financed. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, LifePath Portfolio dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a LifePath Portfolio, whether such plan is qualified or not, generally is not taxed on fund dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, may apply to accounts maintained as qualified retirement plans. All prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding LifePath Portfolio shares through a tax-advantaged plan or account.

CORPORATE SHAREHOLDERS. Subject to limitations and other rules, a corporate shareholder of a LifePath Portfolio may be eligible for the dividends-received deduction on the LifePath Portfolio's distributions to the extent that such distributions are attributable to dividends from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a LifePath Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex and, therefore, corporate shareholders of the LifePath Portfolios are urged to consult their own tax advisers and financial planners.

FOREIGN SHAREHOLDERS. Currently only with respect to certain taxable years of a LifePath Portfolio beginning before January 1, 2008, certain distributions, if designated by a LifePath Portfolio as "interest-related dividends," that are generally attributable to the LifePath Portfolio's net interest income earned on certain debt obligations paid to a non-resident alien individual, foreign trust (I.E., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (I.E., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from U.S. federal income tax withholding tax, provided the LifePath Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). If applicable, each LifePath Portfolio may choose to designate any interest-related dividends in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year. All other distributions made to exempt foreign shareholders attributable to net investment income, such as dividends received by a LifePath Portfolio, generally will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, U.S. federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder's capital gains realized on the disposition of LifePath Portfolio shares, capital gain distributions and, currently only with respect to certain taxable years of a LifePath Portfolio before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to U.S. federal income tax withholding, provided that the LifePath Portfolio obtains a properly completed and signed certificate of foreign status, unless:
(i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) currently only with respect to certain taxable years of a LifePath Portfolio before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally apply. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause
(ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or a lower rate, if so provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. federal income tax at the rates applicable to U.S. holders and/or may be subject to U.S. federal income tax withholding. While the LifePath Portfolios do not expect LifePath Portfolio shares to constitute U.S. real property interests, a portion of a LifePath Portfolio's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are certain distributions that a LifePath Portfolio may choose to designate as such in a written notice mailed by the LifePath Portfolio to its shareholders no later than 60 days after the close of the LifePath Portfolio's taxable year generally attributable to its net short-term capital gain.

If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, LifePath Portfolio shares will be deemed to be property situated in the U.S. and will be subject to U.S. federal estate taxes (at current graduated rates of 18% to 45% of the total value, less allowable deductions and credits). Currently only with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder was a resident of a foreign country but was not a citizen or resident of the United States at the time of the shareholder's death, LifePath Portfolio shares were not deemed to be property situated in the United States in the proportion that, at the end of the quarter of the LifePath Portfolio's taxable year immediately preceding the shareholder's date of death, the assets of the LifePath Portfolio that were "qualifying assets" (I.E., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the LifePath Portfolio. In general, no U.S. federal gift tax will be imposed on gifts of LifePath Portfolio shares made by foreign shareholders.

The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under U.S. federal income tax laws and the 1972 Convention.

Special rules apply to foreign partnerships and those holding LifePath Portfolio shares through foreign partnerships.

Capital Stock


As of the date of this SAI, the beneficial interests in the Trust are divided into transferable shares of twelve separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing a LifePath Portfolio's fundamental investment policies.


VOTING. All shares of the Trust will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a LifePath Portfolio's fundamental investment policy would be voted upon only by shareholders of that LifePath Portfolio. Additionally, approval of a Master Portfolio's Advisory Contract is a matter to be determined separately by each Master Portfolio. Approval by the shareholders of a LifePath Portfolio is effective as to that LifePath Portfolio whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectuses of each LifePath Portfolio and in this SAI, the term "1940 Act majority," when referring to approvals to be obtained from shareholders of a LifePath Portfolio, means the vote of the lesser of (i) 67% of the shares of the LifePath Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the LifePath Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the LifePath Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.


Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of NAV (number of shares owned times NAV per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. For additional voting information and a discussion of the possible effects of changes to a Master Portfolio's investment objective or policies on a LifePath Portfolio, as an interestholder in the Master Portfolio, or the LifePath Portfolio's shareholders, see "Master/Feeder Structure" above.


In accordance with the Trust's declaration of trust, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Covered LifePath Portfolios to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another LifePath Portfolio. For example, as the target year of a Covered LifePath Portfolio (as set forth in its name) approaches, the Board of Trustees may authorize that Covered Portfolio to merge into or consolidate with the LifePath Retirement Portfolio without shareholder approval of either constituent LifePath Portfolio. "Covered LifePath Portfolios" are the LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio, LifePath 2050 Portfolio and any LifePath Portfolios commencing operations in the future.

The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

DIVIDENDS AND DISTRIBUTIONS. Each share of a LifePath Portfolio represents an equal proportional interest in the LifePath Portfolio with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the LifePath Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a LifePath Portfolio are entitled to receive the assets attributable to the LifePath Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

MASTER PORTFOLIOS. MIP is an open-end, series management investment company organized as a Delaware statutory trust on October 20, 1993. MIP's Declaration of Trust provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

The interests in each Master Portfolio of MIP have voting and other rights generally corresponding to those rights enumerated above for shares of the LifePath Portfolios. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Trust. Whenever a LifePath Portfolio is requested to vote on a matter with respect to its Master Portfolio, the LifePath Portfolio will follow its voting procedures, as described in "Voting" above.

Additional Information on the LifePath Portfolios
The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the LifePath Portfolios, including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual or semi-annual reports without charge by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) or e-mailing the LifePath Portfolios at BGIFunds@barclaysglobal.com.

The registration statement, including the Prospectuses, this SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or this SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make any representations other than those contained in the Prospectuses, this SAI and in the Trust's official sales literature in connection with the offer of the LifePath Portfolios' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

Financial Statements


The audited financial statements, including the schedule of investments, financial highlights and independent registered public accounting firm's reports for the fiscal year ended December 31, 2007 for each LifePath Portfolio and related Master Portfolio, which had commenced operations by such date, are hereby incorporated by reference to the Trust's annual report, as filed with the SEC on March 7, 2008. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

Disclaimers


The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of owning or trading in shares of the Trust (as used in these Disclaimers, "shares"). Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed for sale or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy and/or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any lost profit or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.


The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to owners of shares or to any member of the public regarding the advisability of owning or trading in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group is the licensor of certain trademarks, service marks, and trade names. The Russell Indexes on which the iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are based are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination or timing of, the prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Although Russell Investment Group obtains information for inclusion or use in the calculation of the Russell Indexes from sources that Russell Investment Group considers reliable, Russell Investment Group does not guarantee the accuracy and/or the completeness of the Russell Indexes or any data included therein. Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any lost profits or indirect, punitive, special or consequential damages, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGFA, BGI or the owners of shares into consideration in determining, composing or calculating the Cohen

& Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy and/or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BGI, or BGFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BGI, or BGFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BGI, or BGFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided "as is" with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BGI, BGFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BGI, BGFA, or the owners of the iShares iBoxx
$ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used in the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, the iShares iBoxx
$ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BGI and BGFA.

The iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. None of the FTSE Licensor Parties make any representation or warranty whatsoever, expressly or impliedly, as to the results to be obtained from the use of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index or any data included therein, the figures at which the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index is compiled and calculated by any of the FTSE Licensor Parties, or regarding the advisability of owning or trading in shares of the Trust. The only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BGI, or BGFA. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination or the timing of, prices, or quantities of shares to be issued or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. The FTSE Licensor Parties make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/
NAREIT Global Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any lost profits or indirect, punitive, special, or consequential damages, even if notified of the possibility thereof. There are no third party beneficiaries of any agreements between FTSE and BGI and BGFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the prices and amount of shares of the iShares MSCI Index Funds or the timing of the issuance or sale of such shares. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration of the iShares MSCI Index Funds, or the marketing or trading of shares of the iShares MSCI Index Funds. Although MSCI obtains information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes guarantees the accuracy and or the completeness of the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes shall have any liability for any errors, omissions or interruptions of or in connection with the MSCI Indexes or any data included therein. Neither MSCI, any of its affiliates nor any other party involved in making or compiling the MSCI Indexes makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any other party involved in making or compiling the MSCI Indexes have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and the iShares Lehman TIPS Bond Fund (collectively, the "Lehman Funds") are not sponsored, endorsed or promoted by Lehman Brothers. Lehman Brothers makes no representation or warranty, express or implied, to the owners of shares of the Lehman Funds or any member of the public regarding the advisability of owning or trading in the Lehman Funds. Lehman Brothers' only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks and trade names of the Lehman Brothers Indexes, which are determined, composed and calculated by Lehman Brothers without regard to the Trust, BGI, BGFA or the owners of shares of the Lehman Funds. Lehman Brothers has no obligation to take the needs of BGI, BGFA or the owners of shares of the Lehman Funds into consideration in determining, composing or calculating the Lehman Brothers Indexes. Lehman Brothers is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Lehman Brothers has no obligation or liability in connection with the administration of the Trust or the marketing or trading of shares. Lehman Brothers does not guarantee the accuracy and/or the completeness of the Lehman Brothers Indexes or any data included therein. Lehman Brothers shall have no liability for any errors, omissions or interruptions therein. Lehman Brothers makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares, or any other person or entity, from the use of the Lehman Brothers Indexes or any data included therein. Lehman Brothers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Lehman Brothers Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Lehman Brothers have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between Lehman Brothers and BGI and BGFA.

BGFA does not guarantee the accuracy and/or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                   APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS


Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.


Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.


The descriptions below relate to corporate bonds and are not applicable to the other types of securities.


MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).


D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred and not where a default is only expected.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."


A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, I.E., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

NOTES TO RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F-l."

"NR" indicates that Fitch does not rate the issuer or issue in question.


"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

BGF-SAI-BSP0508

                         BARCLAYS GLOBAL INVESTORS FUNDS
                          FILE NOs. 33-54126; 811-07332

                                     PART C

                                OTHER INFORMATION

                                                                Amendment No. 66

Item 23. Exhibits

Exhibit                                 Description
-------   ----------------------------------------------------------------------
(a) Amended and Restated Agreement and Declaration of Trust, dated November 17, 2006, is incorporated herein by reference to Barclays Global Investors Funds' ("Registrant") Post-Effective Amendment No. 59, filed April 30, 2007 ("PEA No. 59").

(a)(1) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated December 11, 2007, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 62, filed December 27, 2007 ("PEA No. 62").

(b) Amended and Restated By-Laws, dated November 17, 2006, are incorporated herein by reference to PEA No. 59.

(c)       Not applicable.

(d)       Not applicable.

(e)(1) Distribution Agreement between Registrant and SEI Investments Distribution Co. ("SEI") on behalf of the Funds, dated March 31, 2003, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 42, filed May 1, 2003.

(e)(2) Amended Schedule I, dated March 25, 2008, to the Distribution Agreement between Registrant and SEI is filed herein.

(f)       Not applicable.

(g)(1) Custody Agreement between Registrant and Investors Bank & Trust Company ("IBT")/1/ on behalf of the Funds, dated October 21, 1996, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 22, filed July 30, 1999 ("PEA No. 22").

(g)(2) Amendment to Custody Agreement, effective September 1, 2004, between Registrant and IBT/1/ is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 57, filed March 2, 2006 ("PEA No. 57").

(g)(3) Amendment to Custody Agreement, effective January 1, 2006, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 59.

(g)(4) Amended Schedule A, dated March 26, 2008, to Custody Agreement between Registrant and IBT/1/ is filed herein.

(h)(1) Transfer Agency and Service Agreement between Registrant and IBT/1/ on behalf of the Funds, dated February 27, 1998, is incorporated herein by reference to PEA No. 22.

(h)(2) Amendment to Transfer Agency and Service Agreement, effective June 1, 2001, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

(h)(3) Amendment to Transfer Agency and Service Agreement, effective September 1, 2004, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

(h)(4) Amendment to Transfer Agency and Service Agreement, dated July 8, 2005, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

(h)(5) Amendment to Transfer Agency and Service Agreement, effective January 1, 2006, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 59.

(h)(6) Appendix A, dated March 26, 2008, to Transfer Agency and Service Agreement between Registrant and IBT/1/ is filed herein.

(h)(7) Amended and Restated Shareholder Servicing Plan, with respect to only the Funds and their relevant classes as listed in Schedule 1 thereto, dated March 26, 2008, is filed herein.

(h)(8) Amended and Restated Shareholder Servicing and Processing Plan, with respect to only the Trust Class Shares of the Funds listed in Schedule 1 thereto, is filed herein.

(h)(9)(A) Amended and Restated Administration Agreement between Registrant and Barclays Global Investors, N.A. ("BGI"), dated May 1, 2006, is incorporated herein by reference to PEA No. 58.

(h)(9)(B) Amended Appendix A, dated March 26, 2008, to the Amended and Restated Administration Agreement between the Registrant and BGI is filed herein.

(h)(10) Master Administration Fee Waiver Agreement between Registrant and BGI, dated September 1, 2006, is incorporated herein by reference to PEA No. 59.

(h)(11) Schedule A, dated March 26, 2008, to Master Administration Fee Waiver Agreement between Registrant and BGI is filed herein.

(h)(12) Sub-Administration Agreement among Registrant, BGI, and IBT/1/ on behalf of the Funds, dated October 21, 1996, is incorporated herein by reference to Registrant's Post-Effective Amendment No. 14, filed June 30, 1997.

(h)(13) Amendment to Sub-Administration Agreement, effective December 31, 2002, among Registrant, BGI and IBT/1/ is incorporated herein by reference to PEA No. 57.

(h)(14) Amendment to Sub-Administration Agreement, effective September 1, 2004, among Registrant, BGI and IBT is incorporated herein by reference to PEA No 58.

(h)(15) Amendment to Sub-Administration Agreement, effective January 1, 2006, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

(h)(16) Amendment to Sub-Administration Agreement, effective January 1, 2007, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

(h)(17) Revised Master Fee Schedule, dated January 1, 2006, to each of the Sub-Administration, Custody and Transfer Agency and Service Agreements between Registrant and IBT is incorporated herein by reference to PEA No. 59.

(h)(18) Service Agreement between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") on behalf of the Funds, dated December 31, 1997, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 15, filed June 30, 1998 ("PEA No. 15").

(h)(19) Financial Services Agreement between Registrant and Merrill Lynch on behalf of the Funds, dated December 31, 1997, is incorporated herein by reference to PEA No. 15.

(h)(20) License Agreement, dated January 1, 2003, between Standard & Poor's and BGI is incorporated herein by reference to PEA No. 57.

(h)(21) Securities Lending Agency Agreement, dated April 2, 2007, between Registrant and BGI is incorporated herein by reference to PEA No. 59.

(h)(22) Schedule A, dated March 26, 2008, to Securities Lending Agency Agreement between Registrant and BGI is filed herein.

(h)(23) Independent Expense Waiver Agreement among Registrant, Master Investment Portfolio ("MIP"), BGI and Barclays Global Fund Advisors ("BGFA"), dated April 12, 2007, is incorporated herein by reference to PEA No. 59.

(h)(24) Form of Bank Agency Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

(h)(25) Schedule I, dated March 26, 2008, to the Form of Bank Agency Agreement between Registrant and SEI is filed herein.

(h)(26) Form of Sub-Distribution Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

(h)(27) Schedule I, dated March 26, 2008, to the Form of Sub-Distribution Agreement between Registrant and SEI is filed herein.

(i) Consent of Counsel (Wilmer Cutler Pickering Hale and Dorr LLP) is filed herein.

(j) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed herein.

(k)       Not applicable.

(l)       Not applicable.

(m)(1) Distribution Plan, dated March 2, 2005, is incorporated herein by reference to PEA No. 57.

(m)(2) Appendix A, dated March 26, 2008, to the Distribution Plan is filed herein.

(n)(1) Amended and Restated Rule 18f-3 Multi-Class Plan, dated December 11, 2007, is incorporated herein by reference to PEA No. 62.

(n)(2) Appendix A, dated March 26, 2008, to the Rule 18f-3 Multi-Class Plan is filed herein.

(p)(1) Joint Code of Ethics of Registrant and MIP, dated June 1, 2005, is incorporated herein by reference to PEA No. 57.

(p)(2) Code of Ethics of BGFA, dated June 1, 2005, is incorporated herein by reference to PEA No. 57.

(p)(3) Code of Ethics of SEI, dated January 2004, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 56, filed April 29, 2005.

(q) Powers of Attorney for A. John Gambs, Wendy Paskin-Jordan, Mary G. F. Bitterman, Lee T. Kranefuss, H. Michael Williams, Hayne E. Leland, Jeffrey M. Lyons and Leo Soong are incorporated herein by reference to PEA No. 62.

Item 24. Persons Controlled by or Under Common Control with Registrant

The chart below identifies persons who, as of March 31, 2008, are controlled by or who are under common control with a Fund (or Fund class). For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Each of the companies listed below is organized under the laws of the State of Delaware.

                                                                                       Percentage
                                   Person Controlled by or under Common Control with    of Voting
       Fund or Fund Class                           the Registrant                     Securities
--------------------------------   -------------------------------------------------   ----------
        Bond Index Fund                       Bond Index Master Portfolio                 100%
                                                   400 Howard Street
                                                San Francisco, CA 94105

LifePath(R) Retirement Portfolio           LifePath Retirement Master Portfolio            48%
                                                   400 Howard Street
                                                San Francisco, CA 94105

   LifePath 2010 Portfolio(R)                 LifePath 2010 Master Portfolio               50%
                                                   400 Howard Street
                                                San Francisco, CA 94105

   LifePath 2020 Portfolio(R)                 LifePath 2020 Master Portfolio               53%
                                                   400 Howard Street
                                                San Francisco, CA 94105

   LifePath 2030 Portfolio(R)                 LifePath 2030 Master Portfolio               51%
                                                   400 Howard Street
                                                San Francisco, CA 94105

   LifePath 2040 Portfolio(R)                 LifePath 2040 Master Portfolio               49%
                                                   400 Howard Street
                                                San Francisco, CA 94105

 Government Money Market Fund          Government Money Market Master Portfolio           100%
                                                   400 Howard Street
                                                San Francisco, CA 94105

  Treasury Money Market Fund            Treasury Money Market Master Portfolio            100%

                                                                                       Percentage
                                   Person Controlled by or under Common Control with    of Voting
       Fund or Fund Class                           the Registrant                     Securities
--------------------------------   -------------------------------------------------   ----------
                                                   400 Howard Street
                                                San Francisco, CA 94105

    Prime Money Market Fund               Prime Money Market Master Portfolio              92%
                                                   400 Howard Street
                                                San Francisco, CA 94105

Item 25. Indemnification.

     Section 10.02 of the Registrant's Amended and Restated Agreement and Declaration of Trust provides:

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

          (b) No indemnification shall be provided hereunder to a Covered
     Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:
     (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments; or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 26. Business and Other Connections of Investment Adviser.

     The Funds currently do not retain an investment adviser. The MIP Master Portfolio in which a given Fund invests is advised by BGFA, a wholly-owned subsidiary of BGI, located at 400 Howard Street, San Francisco, California 94105. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

     The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed with the SEC (File No. 801-22609) on November 15, 1984, and updated thereafter, and is incorporated herein by reference.

Item 27. Principal Underwriters.

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

     Registrant's distributor, SEI (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                  iShares, Inc.
SEI Liquid Asset Trust                  CNI Charter Funds
SEI Tax Exempt Trust                    Oak Associates Funds
SEI Index Funds                         iShares Trust
SEI Institutional Managed Trust         Optique Funds, Inc.
SEI Institutional International Trust   Causeway Capital Management Trust
The Advisors' Inner Circle Fund         The Arbitrage Funds
The Advisors' Inner Circle Fund II      The Turner Funds
Bishop Street Funds                     ProShares Trust
SEI Asset Allocation Trust              Community Reinvestment Act Qualified Investment Fund
SEI Institutional Investments Trust     SEI Alpha Strategy Portfolios, LP
SEI Opportunity Fund, L.P.              SEI Structured Credit Fund, LP
Accessor Funds                          Master Investment Portfolio
TD Asset Management USA Funds

     The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                                                   Positions
                                                                  and Offices
Name                 Positions and Offices with Underwriter     with Registrant
------------------   ----------------------------------------   ---------------
William M. Doran     Director                                         --
Edward D. Loughlin   Director                                         --
Wayne M. Withrow     Director                                         --
Kevin Barr           President & Chief Executive Officer              --
Maxine Chou          Chief Financial Officer & Treasurer              --
Thomas Rodman        Chief Operations Officer                         --
John Munch           General Counsel & Secretary                      --
Karen LaTourette     Chief Compliance Officer, Anti-Money
                     Laundering Officer & Assistant Secretary         --
Mark J. Held         Senior Vice President                            --
Lori L. White        Vice President & Assistant Secretary             --
Robert Silvestri     Vice President                                   --
John Coary           Vice President & Assistant Secretary             --
Michael Farrell      Vice President                                   --
Robert McCarthy      Vice President                                   --
John Cronin          Vice President                                   --

(c)  Not applicable.

Item 28. Location of Accounts and Records.

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder (collectively, "Records") at the offices of State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, Boston, Massachusetts 02116.

     (b) BGFA and BGI maintain all Records relating to their services as adviser to the MIP Master Portfolios and administrator, respectively, at 400 Howard Street, San Francisco, California 94105.

     (c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     (d) State Street maintains all Records relating to its services as sub-administrator, transfer agent and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 29. Management Services.

     Other than as set forth under the caption "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

     Not applicable.

/1/ On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides sub-administrative, custodial and transfer agency services for the Funds.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended, Barclays Global Investors Funds (the "Registrant") certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the Registrant, to be signed on behalf of the Registrant by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on the 29th day of April, 2008.

                                        BARCLAYS GLOBAL INVESTORS FUNDS


                                        By /s/ Geoffrey D. Flynn
                                           -------------------------------------
                                           Geoffrey D. Flynn
                                           Treasurer
                                           (Chief Financial Officer)

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the Registrant has been signed below by the following persons in the capacities and on the dates indicated:

Signature                      Title                       Date
----------------------------   -------------------------   --------------


           *                   Trustee and President       April 29, 2008
----------------------------   (Chief Executive Officer)
H. Michael Williams


           *                   Trustee                     April 29, 2008
----------------------------
Mary G.F. Bitterman


           *                   Trustee                     April 29, 2008
----------------------------
A. John Gambs


           *                   Trustee                     April 29, 2008
----------------------------
Hayne E. Leland


           *                   Trustee                     April 29, 2008
----------------------------
Jeffrey M. Lyons


           *                   Trustee                     April 29, 2008
----------------------------
Lee T. Kranefuss


           *                   Trustee                     April 29, 2008
----------------------------
Wendy Paskin-Jordan


           *                   Trustee                     April 29, 2008
----------------------------
Leo Soong

/s/ Geoffrey D. Flynn          Treasurer                   April 29, 2008
----------------------------   (Chief Financial Officer)
Geoffrey D. Flynn


By: /s/ Geoffrey D. Flynn
    ------------------------
    Geoffrey D. Flynn *

* As Attorney-in-Fact pursuant to the powers of attorney as filed December 27, 2007.

                                   SIGNATURES

     This Registration Statement on Form N-1A of Barclays Global Investors Funds (the "Registrant") contains certain disclosures regarding series of the Master Investment Portfolio (the "Trust"). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of the Registrant to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California on April 29, 2008. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

                                        MASTER INVESTMENT PORTFOLIO


                                        By /s/ Geoffrey D. Flynn
                                           -------------------------------------
                                           Geoffrey D. Flynn
                                           Treasurer
                                           (Chief Financial Officer)

     This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on April 29, 2008. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature                      Title                       Date
----------------------------   -------------------------   --------------


           *                   Trustee and President       April 29, 2008
----------------------------   (Chief Executive Officer)
H. Michael Williams


           *                   Trustee                     April 29, 2008
----------------------------
Mary G.F. Bitterman


           *                   Trustee                     April 29, 2008
----------------------------
A. John Gambs


           *                   Trustee                     April 29, 2008
----------------------------
Hayne E. Leland


           *                   Trustee                     April 29, 2008
----------------------------
Jeffrey M. Lyons


           *                   Trustee                     April 29, 2008
----------------------------
Lee T. Kranefuss


           *
                               Trustee                     April 29, 2008
----------------------------
Wendy Paskin-Jordan


           *
----------------------------   Trustee                     April 29, 2008

Leo Soong                      Trustee                     April 29, 2008


/s/ Geoffrey D. Flynn          Treasurer                   April 29, 2008
----------------------------   (Chief Financial Officer)
Geoffrey D. Flynn


By: /s/ Geoffrey D. Flynn
    ------------------------
    Geoffrey D. Flynn *

* As Attorney-in-Fact pursuant to the powers of attorney as filed December 27, 2007.

Exhibit Index

     (e)(2) Amended Schedule I, dated March 25, 2008, to the Distribution Agreement between Registrant and SEI.

     (g)(4) Amended Schedule A, dated March 26, 2008, to Custody Agreement between Registrant and IBT.

     (h)(6) Appendix A, dated March 26, 2008, to Transfer Agency and Service Agreement between Registrant and IBT.

     (h)(7) Amended and Restated Shareholder Servicing Plan, with respect to only the Funds and their relevant classes as listed in Schedule 1 thereto, dated March 26, 2008.

     (h)(8) Amended and Restated Shareholder Servicing and Processing Plan, with respect to only the Trust Class Shares of the Funds listed in Schedule 1 thereto.

     (h)(9)(B) Amended Appendix A, dated March 26, 2008, to the Amended and Restated Administration Agreement between the Registrant and BGI.

     (h)(11) Schedule A, dated March 26, 2008, to Master Administration Fee Waiver Agreement between Registrant and BGI.

     (h)(22) Schedule A, dated March 26, 2008, to Securities Lending Agency Agreement between Registrant and BGI.

     (h)(25) Schedule I, dated March 26, 2008, to the Form of Bank Agency Agreement between Registrant and SEI.

     (h)(27) Schedule I, dated March 26, 2008, to the Form of Sub-Distribution Agreement between Registrant and SEI.

     (i)       Consent of Counsel (Wilmer Cutler Pickering Hale and Dorr LLP).

     (j) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP).

     (m)(2)    Appendix A, dated March 26, 2008, to the Distribution Plan.

     (n)(2)    Appendix A, dated March 26, 2008, to the Rule 18f-3 Multi-Class
               Plan.